Exhibit 10.1

THIRD OMNIBUS AMENDMENT

This Third Omnibus Amendment, dated as of February 6, 2018 (the “Effective Date”) (this “Omnibus Amendment 3”), among Conn’s Receivables Warehouse, LLC, a limited liability company created under the laws of the State of Delaware (the “Issuer”), Conn Appliances, Inc., a Texas corporation, as servicer, (in such capacity, the “Servicer”) and as sponsor (in such capacity, the “Sponsor”), Wells Fargo Bank, National Association, a national banking association, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), Credit Suisse AG, New York Branch, as administrative agent (the “Administrative Agent”), Conn’s Receivables Warehouse Trust, a Delaware statutory trust, as receivables trust (the “Receivables Trust”), Conn Appliances Receivables Funding, LLC, as depositor (the “Depositor”), Credit Suisse AG, Cayman Islands Branch, as primary note purchaser (the “Primary Note Purchaser”) and Conn Credit I, LP, as original seller.

WITNESSETH THAT:

WHEREAS, the applicable parties hereto previously executed and delivered (1) a certain indenture dated as of February 24, 2017 (as amended by the Omnibus Amendment (the “Omnibus Amendment 1”), dated as of August 8, 2017, and Omnibus Amendment 2 (the “Omnibus Amendment 2”, and collectively with the Omnibus Amendment 1, the “Prior Omnibus Amendments”), dated as of October 27, 2017, and as further amended, supplemented or modified, the “Indenture”) by and among the Issuer, the Servicer, the Indenture Trustee, the Receivables Trust and the Administrative Agent, providing for the issuance of asset backed notes (the “Notes”); (2) a certain servicing agreement dated as of February 24, 2017 (as amended by the Prior Omnibus Amendments, and as further amended, supplemented or modified, the “Servicing Agreement”) by and among the Issuer, the Receivables Trust, the Servicer and the Indenture Trustee, (3) a certain note purchase agreement dated as of February 24, 2017 (as amended by the Prior Omnibus Amendments, and as further amended, supplemented or modified, the “Note Purchase Agreement”), by and among the Issuer, the Depositor, the Servicer, the Sponsor, the Primary Note Purchaser, the conduits from time to time party thereto and the Administrative Agent, and (4) a certain second receivables purchase agreement dated as of February 24, 2017 (as amended by the Prior Omnibus Amendments, and as further amended, supplemented or modified, the “Second Receivables Purchase Agreement” and together with the Indenture, the Servicing Agreement, and the Note Purchase Agreement, the “Outstanding Documents”) by and among the Issuer, the Depositor and the Receivables Trust;

WHEREAS, the Depositor intends to purchase certain Receivables from Conn’s Receivables 2016-B Trust in connection with the redemption of the asset-backed notes secured thereby (the “Redemption”) and to transfer such Receivables to the Receivables Trust (the “Collateral Purchase”) on February 15, 2018;

WHEREAS, in connection with the foregoing, the Issuer intends to (i) request a Note Balance Increase pursuant to Section 2.08(a)(i) of the Indenture and (ii) order the Indenture Trustee to authenticate and deliver a new Note to reflect such Note Balance Increase;

WHEREAS, Section 9.01(a) of the Indenture provides that the Indenture may be amended from time to time by the Issuer, the Servicer and the Indenture Trustee, when authorized by an Issuer Order, with the consent of the Administrative Agent (which consent shall be deemed to be given on behalf of all the Noteholders) and with prior notice to the Rating Agency (if any Rating Agency then provides a rating on the Notes, as evidenced by an Officer’s Certificate delivered by the Issuer to the Indenture Trustee), for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture;

WHEREAS, as of the Effective Date, no Rating Agency provides a rating on the Notes;

WHEREAS, subject to certain conditions provided therein, Section 7.01(a) of the Servicing Agreement provides that the Servicing Agreement may be amended, supplemented, modified or waived in writing from time to time by the Issuer, the Indenture Trustee, the Receivables Trust and the Servicer with the consent of the Administrative Agent and the Required Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Servicing Agreement or modifying in any manner the rights of Noteholders;

WHEREAS, Section 5.12, Section 7.12 and Section 9.08 of the Note Purchase Agreement provides that the express written consent of the Administrative Agent and the Required Noteholder must be provided to the Issuer, the Depositor and the Servicer, respectively, in order to amend the Transaction Documents;

WHEREAS, Section 7.12 of the Note Purchase Agreement provides that the Depositor shall not amend or modify any Transaction Document or waive any term thereof without the express written consent of the Administrative Agent and the Required Noteholders;

WHEREAS, Section 9.08 of the Note Purchase Agreement provides that the Servicer shall not amend or modify any Transaction Document or waive any term thereof without the express written consent of the Administrative Agent and the Required Noteholders;

WHEREAS, Section 8.1 of the Second Receivables Purchase Agreement provides that the Second Receivables Purchase Agreement may be amended from time to time with the consent of each Required Noteholder and the Administrative Agent;

WHEREAS, the Additional Cut-Off Date shall be January 31, 2018;

WHEREAS, each party hereto desires to amend the Outstanding Documents as set forth herein (the Outstanding Documents as amended hereby are sometimes referred to herein as the “Amended Documents”);

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

2

ARTICLE I

OMNIBUS 3 AMENDMENTS

Section 1.01. Effect of Amendments

(a) All amendments made to the Indenture, the Servicing Agreement, the Note Purchase Agreement, and the Second Receivables Purchase Agreement (x) shall be reflected in Annex A, Annex B, Annex C, and Annex D, respectively, in each case, with text marked in underline indicating additions to such Agreement and with text marked in ~~strikethrough~~ indicating deletions to such agreement, and (y) to the extent not reflected in accordance with clause (x), are otherwise set forth in Section 1.01(b) below. All amendments to the Outstanding Documents effected pursuant to this Omnibus Amendment 3 shall be effective from the date hereof until the first date after the Note Balance Increase Date contemplated hereunder on which all principal of and Yield on the Note issued on such Note Balance Increase Date have been paid in full, after which the terms of the Amended Documents shall revert to the terms in place immediately prior to entering into this Omnibus Amendment 3, except for the following amendments, which shall remain effective indefinitely until further amended or otherwise modified:

(i) amendment of the definitions of “ABL Agreement” and “Note” in, and addition of the definition of “Rule 15Ga-1 Information” to, Schedule II, Part A of the Servicing Agreement.

(ii) amendment of Section 11.20 of the Indenture and other similar sections in the other Outstanding Documents related to effectiveness date thereof;

(iii) amendment to the initial sentence of the Note Purchase Agreement to define “Agreement”; and

(iv) each amendment described in, or effectuated by, Section 1.01(b).

(b) Global Amendment. All references in the Outstanding Documents and any related documents to “Conn Credit I, L.P.”, “Conn Credit I L.P.”, “Conn Credit I, LP”, “Conn Credit I LP”, “Conn’s Credit I, L.P.”, “Conn’s Credit I, LP” or any similar name variation, as the case may be, are hereby amended to state, and shall be deemed to have at all times been references to, “Conn Credit I, LP” for all intents and purposes.

(c) Consent and Notice Requirements.

(i) All consent and notice requirements to the amendments of the Outstanding Documents hereunder, pursuant to Section 3.11 of the Indenture or otherwise, are hereby waived by the Administrative Agent and the Primary Note Purchaser.

(ii) All notice requirements set forth in Section 2.08(a) (with respect to the Note Balance Increase Notice) of the Indenture are hereby waived by the Administrative Agent (and the Administrative Agent directs the Indenture Trustee to waive any such requirements) and deemed satisfied for the 2018 Warehouse Funding.

3

(d) Opinion Requirements. The Administrative Agent, in its capacity as the sole Noteholder, hereby directs the Indenture Trustee to execute this Omnibus Amendment 3 without requiring that an opinion of counsel be delivered to it under Section 9.02 of the Indenture. The Administrative Agent hereby waives the requirement under Section 9.01(a) of the Indenture that the Issuer deliver to the Administrative Agent and the Indenture Trustee a Tax Opinion in connection with this Omnibus Amendment 3.

(e) Final Repayment Date. The Primary Note Purchaser hereby agrees that in accordance with the final repayment of the Note, whether in accordance with a securitization or otherwise, it shall surrender the Note to the Indenture Trustee for cancellation in accordance with Section 10.02 of the Indenture; provided, that the parties hereby agree that the Note issued on the Note Initial Increase Date, to the extent surrendered to the Indenture Trustee for cancellation in connection with the decrease of the Note Balance to zero in December 2017, was not intended to be cancelled and shall be deemed “mutilated” within the meaning of, and replaced in accordance with, Section 2.05 of the Indenture; provided, further, that any payment of the Note shall not be considered a “final repayment” of the Note for purposes of this Section unless and until the Indenture Trustee receives written notice thereof in accordance with Section 10.02 of the Indenture.

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 2.01. Capitalized Terms. For all purposes of this Omnibus Amendment 3, except as otherwise stated herein, terms used in capitalized form in this Omnibus Amendment 3 shall have the meanings specified in Schedule II to the Servicing Agreement, as amended hereby, or, if not defined therein, in the applicable Amended Document.

Section 2.02. Continuing Effect. Except as expressly provided for in Section 1.01 of this Omnibus Amendment 3, each of the Outstanding Documents shall remain in full force and effect in accordance with their respective terms.

Section 2.03. References to Amended Documents. From and after the Effective Date set forth above, all references to any Outstanding Document in the Transaction Documents or any other document executed or delivered in connection therewith shall be deemed a reference to such Outstanding Document as amended hereby, unless the context expressly requires otherwise, for so long as the amendments effected by this Omnibus Amendment 3 remain effective pursuant to Section 1.01. This Omnibus Amendment 3 shall amend the Outstanding Documents as provided herein but will not have the effect of causing a novation, refinancing or other repayment of any outstanding obligations of Depositor, Issuer or Receivables Trust under the Outstanding Documents that may exist on the date hereof immediately prior to giving effect to this Omnibus Amendment 3 (the “Original Obligations”) or a termination or extinguishment of any of the liens securing any of the Original Obligations, which Original Obligations shall remain outstanding pursuant to the terms of the Amended Documents and which liens shall remain attached, enforceable and perfected securing such Original Obligations and all additional obligations arising under the Amended Documents.

4

Section 2.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Omnibus Amendment 3 shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Omnibus Amendment 3, and shall in no way affect the validity or enforceability of the other provisions of this Omnibus Amendment 3 or of the Notes or the rights of the Holders thereof.

Section 2.05. Counterparts and Imaged Copies. This Omnibus Amendment 3 may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The parties hereto intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and be binding on the parties hereto.

Section 2.06. Binding Nature of this Omnibus Amendment 3; Assignment. This Omnibus Amendment 3 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and all current and future Holders.

Section 2.07. Headings Not to Affect Interpretation. The headings contained in this Omnibus Amendment 3 are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 2.08. Effectiveness. This Omnibus Amendment 3 shall become effective as of the date hereof.

Section 2.09. Wells Fargo Bank, National Association, Limitation of Liability. The Indenture Trustee shall be entitled to all rights, powers, protections, privileges, indemnities and immunities conferred on it by the terms of the Indenture as if specifically set forth herein, and shall not be liable for any loss arising in connection with the exercise of any such rights, powers, protections, privileges, indemnities and immunities.

Section 2.10. Wilmington Trust, National Association, Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Omnibus Amendment 3 is executed and delivered by Wilmington Trust, National Association (“WTNA”), not individually or personally but solely as receivables trust trustee of the Receivables Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Receivables Trust is made and intended not as personal representations, warranties, undertakings and agreements by WTNA but is made and intended for the purpose of binding only the Receivables Trust, (c) nothing herein contained shall be construed as creating any liability on WTNA, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WTNA has made no investigation as to the accuracy or completeness of any representations or warranties made by the Receivables Trust in this Omnibus Amendment 3 and (e) under no circumstances shall WTNA be personally liable for the payment of any indebtedness or expenses of the Receivables Trust or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Receivables Trust under this Omnibus Amendment 3 or any other related documents, as to all of which recourse shall be had solely to the assets of the Receivables Trust.

5

Section 2.11. Recitals, etc. The recitals contained herein and in the Notes, except with respect to the Indenture Trustee and its certificate of authentication, shall not be taken as the statements of the Indenture Trustee, and the Indenture Trustee does not assume any responsibility for their correctness. The Indenture Trustee does not make any representation as to the validity or sufficiency of this Omnibus Amendment 3, the Notes, the Amended Documents or any related document or as to the perfection or priority of any security interest herein or therein. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds from the Notes.

Section 2.12. Governing Law; Jurisdiction; Jury Trial.

(a) THIS OMNIBUS AMENDMENT 3 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE COUNTY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS OMNIBUS AMENDMENT 3, ANY OTHER AMENDED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY HERETO OR ANY OF THEIR PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

(c) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, OR RELATING TO AN INCIDENT TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS OMNIBUS AMENDMENT 3 OR THE OTHER AMENDED DOCUMENTS.

[Signature Page Follows]

6

IN WITNESS WHEREOF, the Issuer, the Servicer, the Sponsor, the Depositor, Conn Credit I, LP, the Indenture Trustee, the Receivables Trust, the Administrative Agent and the Primary Note Purchaser have caused this Omnibus Amendment 3 to be duly executed by their respective officers thereunto duly authorized, all as of the date first above written.

CONN’S RECEIVABLES WAREHOUSE, LLC, as Issuer

By:	/s/ Lee A. Wright
Name: Lee A. Wright
Title: President

CONN APPLIANCES, INC., as Sponsor and as Servicer

By:	/s/ Lee A. Wright
Name: Lee A. Wright
Title: EVP & CFO

CONN APPLIANCES RECEIVABLES FUNDING, LLC, as Depositor

By:	/s/ Lee A. Wright
Name: Lee A. Wright
Title: President

CONN CREDIT I, LP, as original seller

By:	/s/ Lee A. Wright
Name: Lee A. Wright
Title: President

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:	/s/ Kristen L. Puttin
Name: Kristen L. Puttin
Title: Vice President

CONN’S RECEIVABLES WAREHOUSE TRUST, as Receivables Trust

By: Wilmington Trust, National Association, not in its individual capacity but solely as Receivables Trust Trustee

By:	/s/ Patrick A. Kanar
Name: Patrick A. Kanar
Title: Banking Officer

CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Director

By:	/s/ Patrick Duggan
Name: Patrick Duggan
Title: Vice President

CREDIT SUISSE AG, NEW YORK BRANCH, as sole Noteholder

By:	/s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Director

By:	/s/ Patrick Duggan
Name: Patrick Duggan
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Primary Note Purchaser

By:	/s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Authorized Signatory

By:	/s/ Patrick Duggan
Name: Patrick Duggan
Title: Authorized Signatory

Address for Notices:

c/o Credit Suisse AG, New York Branch
Securitized Products Finance
Eleven Madison Avenue, 3rd Floor
New York, New York 10010
Attention:	Conduit and Warehouse Financing
Telephone:	212-538-2007
Email:	list.afconduitreports@credit-suisse.com
abcp.monitoring@credit-suisse.com jonathan.fisher@credit-suisse.com patrick.hart@creditsuisse.com erin.mccutcheon@credit-suisse.com

Payment Instructions:

Bank Name:	Bank of New York, NY
Acct Name:	Alpine Securitization LTD
ABA #:	021-000-018
Acct #:	890-13-34871
Attn:	Ken Aiani (212) 325-0432
Cesar Beltran (631) 930-7221
Ref:	Conn’s

Annex A

INDENTURE

Dated as of February 24, 2017

CONN’S RECEIVABLES WAREHOUSE, LLC

Class A Notes

among

CONN’S RECEIVABLES WAREHOUSE, LLC,

as Issuer,

CONN APPLIANCES, INC.,

as Servicer

CONN’S RECEIVABLES WAREHOUSE TRUST,

as Receivables Trust

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Indenture Trustee

and

CREDIT SUISSE AG, NEW YORK BRANCH,

as the Administrative Agent

(continued)

ii

(continued)

iii

(continued)

EXHIBITS & SCHEDULES

Exhibit A	Form of Notes

Exhibit B	[Reserved]

Exhibit C	[Reserved]

Exhibit D	Rule 15Ga-1 Information

Schedule I	Perfection Representations, Warranties and Covenants

iv

This INDENTURE, dated as of February 24, 2017 (herein, as amended, modified or supplemented from time to time as permitted hereby, called this “Indenture”), among CONN’S RECEIVABLES WAREHOUSE, LLC, a limited liability company created under the laws of the State of Delaware (the “Issuer”), CONN APPLIANCES, INC., a Texas corporation, as servicer, (in such capacity, the “Servicer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), solely with respect to Section 5.07, CREDIT SUISSE AG, NEW YORK BRANCH, as administrative agent (the “Administrative Agent”), and, solely with respect to the Granting Clauses below, CONN’S RECEIVABLES WAREHOUSE TRUST, a Delaware statutory trust, as receivables trust (the “Receivables Trust”).

PRELIMINARY STATEMENT

The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of asset backed notes (the “Notes”) as provided in this Indenture.

The Issuer, through this Indenture, has provided security for such obligations to the extent and as provided herein. All covenants and agreements made by the Issuer herein are for the benefit and security of the Indenture Trustee and the Noteholders.

The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. All things necessary have been done to make the Notes, when executed from time to time hereafter, by the Issuer and when authenticated and delivered from time to time hereafter, by the Indenture Trustee hereunder, and when duly issued from time to time hereafter, by the Issuer, the valid obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer, in accordance with their and its terms.

The Issuer is the holder of 100% of the beneficial interests in the Receivables Trust, which ownership is evidenced by the Receivables Trust Certificate.

The Depositor has entered into the Second Receivables Purchase Agreement pursuant to which the Depositor will convey to the Receivables Trust all of its right, title and interest in, to and under the Receivables.

The Servicer has agreed to service the Receivables and make collections thereon.

GRANTING CLAUSES

To secure the Issuer Obligations, the Issuer hereby Grants to the Indenture Trustee on the Note Initial Increase Date, for the benefit of the Indenture Trustee, the Administrative Agent, the Noteholders and any other Person to which any Issuer Obligations are payable (collectively, the “Secured Parties”), all of the Issuer’s right, title and interest, whether now owned or existing or hereafter arising or acquired, in, to and under the following:

(i)	the Receivables Trust Certificate;

(ii)	all Collections received in respect of the Receivables and distributions in respect of the Receivables Trust Certificate after the Cut-Off Date;

(iii)	all Related Security;

(iv)	the Note Accounts and all Eligible Investments and all money, investment property, instruments and other property from time to time on deposit in or credited to the Note Accounts, together with all earnings, dividends, distributions, income, issues and profits relating thereto;

(v)	all certificates and instruments, if any, representing or evidencing any or all of the Note Accounts or the funds on deposit therein from time to time;

(vi)	all rights, remedies, powers, privileges and claims of the Issuer under or with respect to the Transaction Documents (whether arising pursuant to the terms of any such Transaction Document or otherwise available to the Issuer at law or in equity), including, without limitation, the rights of the Issuer to enforce any Transaction Document, and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to any Transaction Document to the same extent as the Issuer could but for the assignment and security interest granted hereunder;

(vii)	all rights, remedies, powers, privileges and claims of the Issuer under or with respect to any Interest Rate Hedge Agreement (whether arising pursuant to the terms of such Interest Rate Hedge Agreement or otherwise available to the Issuer at law or in equity), including, without limitation, the rights of the Issuer to enforce such Interest Rate Hedge Agreement, and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Interest Rate Hedge Agreement to the same extent as the Issuer could but for the assignment and security interest granted hereunder;

(viii)	all proceeds of any credit insurance policies or collateral protection insurance policies relating to any Receivables, to the extent of the Seller’s interest therein;

(ix)	all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and supporting obligations, consisting of, arising from, purporting to secure, or relating to, any of the foregoing; and

(x)

all present and future claims, demands, causes and choses in action and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of all of the foregoing and the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing proceeds of the foregoing (collectively, the “Trust Estate”).

The Receivables Trust hereby grants to the Indenture Trustee on the Note Initial Increase Date, for the benefit of the Indenture Trustee, the Noteholders, and any other Secured Party, to secure the Issuer Obligations, a continuing Lien on all of the Receivables Trust’s right, title and interest in, to and under the Receivables Trust Estate, whether now owned or existing or hereafter arising or acquired.

The foregoing Grants are made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Issuer Obligations, equally and ratably without prejudice, priority or distinction except as set forth herein, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

The Indenture Trustee, for the benefit of the Secured Parties, hereby acknowledges such Grants, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and the Lien on the Trust Estate conveyed by the Issuer pursuant to the Grant and the Lien on the Receivables Trust Estate conveyed by the Receivables Trust pursuant to the Grant, declares that it shall maintain such right, title and interest, upon the trust set forth, for the benefit of all Secured Parties, and agrees to perform its duties required in this Indenture in accordance with the provisions of this Indenture.

ARTICLE I

Definitions

SECTION 1.01 Defined Terms.

Capitalized terms in this Indenture that are not otherwise defined herein shall have the respective meanings assigned to them in Schedule II (the “Definitions Schedule”) to the Servicing Agreement dated as of the Closing Date among Conn Appliances, Inc., as Servicer, the Receivables Trust, the Indenture Trustee and the Issuer.

SECTION 1.02 Rules of Construction.

(a) All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Indenture, such determination or calculation shall be made in accordance with GAAP. When used herein, the term “financial statement” shall include the notes and schedules thereto. All accounting determinations and computations hereunder or under any other Transaction Documents shall be made without duplication.

(c) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; and Section, subsection, Schedule and Exhibit references contained in this Indenture are references to Sections, subsections, Schedules and Exhibits in or to this Indenture unless otherwise specified.

(d) In this Indenture, unless the context otherwise requires:

(i) “or” is not exclusive;

(ii) the singular includes the plural and vice versa;

(iii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Indenture, and reference to any Person in a particular capacity only refers to such Person in such capacity;

(iv) reference to any gender includes the other gender;

(v) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

(vi) unless otherwise specified in this Indenture, reference to any agreement, document or instrument shall be to such agreement, document or instrument as amended, restated, supplemented or otherwise modified from time to time;

(vii) “including” (and with correlative meaning “include”) means “including without limitation”; and

(viii) with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”.

ARTICLE II

The Notes

SECTION 2.01 Form Generally.

The Administrative Agent shall be deemed to be the “Holder” for purposes of this Indenture, unless and until the Note Initial Increase Date. The Notes shall be designated as the “Conn’s Receivables Warehouse, LLC Class A Notes.” The Notes shall be in substantially the form attached as Exhibit A hereto. Except as otherwise expressly provided herein, the Notes will be issued in fully registered form only and shall be numbered serially for identification. The terms of the Notes set forth in Exhibit A to this Indenture are part of the terms of this Indenture. The Notes shall be typewritten, word processed, printed, lithographed, engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

SECTION 2.02 Denominations.

The Notes shall be issued in fully registered form in minimum amounts of $100,000 and in integral multiples of $1,000 in excess thereof.

SECTION 2.03 Execution, Authentication and Delivery.

Each Note shall be executed by manual or facsimile signature on behalf of the Issuer by an Authorized Officer of the Issuer.

Notes bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid, notwithstanding the fact that such individual ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of issuance of such Notes.

On the Note Initial Increase Date, the Issuer shall execute and the Indenture Trustee, upon Issuer Order, shall authenticate and deliver Notes for original issue in an aggregate principal amount of up to the Note Maximum Balance. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication and delivery, and the Indenture Trustee, upon Issuer Order, shall authenticate and deliver such Notes as provided in this Indenture and not otherwise; provided that, unless otherwise expressly requested by the Noteholders in writing, any Note Balance Increase after the Note Initial Increase Date will not be considered an event requiring a new Note issuance, but shall merely cause an increase of the outstanding principal balance of the Note (even if the outstanding principal balance immediately prior to such Note Balance Increase is zero). Such Note Balance Increase shall be recorded by the Administrative Agent in the Register maintained by the Administrative Agent under Section 11.16 of the Note Purchase Agreement.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Indenture Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

SECTION 2.04 Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Note Registrar.

(a) The Indenture Trustee shall act as, or shall appoint, a note registrar (in such capacity, the “Note Registrar”) that shall provide for the registration of Notes, and transfers and exchanges of Notes as herein provided. The Note Registrar shall initially be the Indenture Trustee and any co-note registrar chosen by the Indenture Trustee and acceptable to the Issuer. The Note Registrar shall keep a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the registration of Notes and the registration of transfers of Notes shall be provided. The Note Registrar shall act solely for the purpose of maintaining the Note Register as an agent of the Issuer. Any transfer of an interest in a Note shall be reflected in the

Note Register and entries in the Note Register shall be presumed correct. The Issuer hereby has the right to examine the Note Register at any time upon reasonable notice to the Note Registrar. Any reference in this Indenture to the Note Registrar shall include any co-note registrar unless the context requires otherwise. The Indenture Trustee may revoke such appointment and remove any Note Registrar if the Indenture Trustee determines in its sole discretion that such Note Registrar failed to perform its obligations under this Indenture in any material respect. Any Note Registrar shall be permitted to resign as Note Registrar upon thirty (30) days written notice to the Issuer and the Indenture Trustee; provided, however, that such resignation shall not be effective and such Note Registrar shall continue to perform its duties as Note Registrar until the Indenture Trustee has appointed a successor Note Registrar (which may be the Indenture Trustee) reasonably acceptable to the Issuer; provided, further, that if the Indenture Trustee resigns and the Indenture Trustee is the Note Registrar at the time of such resignation, then, at the effective time of the Indenture Trustee’s resignation, the Note Registrar shall be deemed resigned and shall thereafter have no further obligations with respect to this Indenture.

(b) No transfer, sale, pledge or other disposition of any Note or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. None of the Issuer, the Indenture Trustee or the Note Registrar is obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note or interest therein without registration or qualification. Any Noteholder desiring to effect a transfer of Notes or interests therein shall, and does hereby agree to, indemnify the Issuer, the Indenture Trustee and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Any attempted transfer, sale, pledge or other disposition of any Note or interest therein in contravention of this Section 2.04 will be void ab initio and the purported transferor will continue to be treated as the owner of the Notes for all purposes.

(c) The Notes have not been registered under the Securities Act or any state securities law. The Notes will be issued only in the form of one or more fully-registered Definitive Notes without interest coupons. The Issuer represents that the Notes are of the type of debt instruments where payments under such debt instruments may be accelerated by reason of prepayments of other obligations securing such debt instruments.

Each purchaser of a Note will be required to certify, and by acceptance of a Note shall be deemed to have certified, to the Indenture Trustee and Note Registrar that:

(i) the purchaser is a QIB or (in the case of the initial purchaser of Notes) an Institutional Accredited Investor and is acquiring such Notes for its own account or as a fiduciary or agent for others (which others are also QIBs or Institutional Accredited Investors) for investment purposes and not for distribution in violation of the Securities Act, and it is able to bear the economic risk of an investment in the Notes and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of purchasing the Notes;

(ii) the purchaser understands that the Notes are being offered only in a transaction that does not require registration of the Notes under the Securities Act and, if such purchaser decides to resell, pledge or otherwise transfer such Notes, then it agrees that it will resell, pledge or transfer such Notes only to a person who the seller reasonably believes is a QIB acquiring the Notes for its own account or as a fiduciary or agent for others (which others must also be QIBs) to whom notice is given that the resale or other transfer is being made in reliance on Rule 144A or another exemption from registration under the Securities Act;

(iii) the purchaser shall notify each transferee of the Notes that (1) the Notes have not been registered under the Securities Act, (2) the holder of Notes is subject to the restrictions on the resale or other transfer thereof described in paragraph (ii) above, and (3) such transferee shall be deemed to have represented (x) as to its status as a QIB in reliance on Rule 144A or another exemption from registration under the Securities Act, (y) that such transferee is acquiring the Notes for its own account or as a fiduciary or agent for others (which others also must be QIBs), and (z) that such transferee shall be deemed to have agreed to notify its subsequent transferees as to the foregoing;

(iv) the purchaser understands that each Note will bear the legends set forth in Exhibit A hereto; and

(v) either (a) it is not and is not acting on behalf or using the assets of (1) an “employee benefit plan”, as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA, (2) a “plan,” as defined in Section 4975(e)(1) of the Internal Revenue Code that is subject to Section 4975 of the Internal Revenue Code, (3) an entity whose underlying assets include “plan assets” by reason of such employee benefit plan’s or plan’s investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA), or (4) any governmental, church, non-U.S. or other plan that is subject to any non-U.S., federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code (“Similar Law”) or an entity whose underlying assets include assets of any such plan; or (b) the acquisition, continued holding and disposition of the Notes (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code or result in a non-exempt violation of Similar Law.

(d) At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Noteholder, the Issuer shall promptly furnish or cause to be furnished Rule 144A Information to such Noteholder, to a prospective purchaser of such Note designated by such Noteholder or to the Indenture Trustee for delivery to such Noteholder or a prospective purchaser designated by such Noteholder, as the case may be, in order to permit compliance by such Noteholder with Rule 144A in connection with the resale of a Note by such Noteholder.

(e) Notwithstanding anything contained herein to the contrary, neither the Indenture Trustee nor the Note Registrar shall be responsible for ascertaining whether any transfer of the Notes complies with the registration provisions of or exemptions from the Securities Act, applicable state securities laws, ERISA (or, in the case of a governmental plan or a church plan (as described in ERISA Sections 3(32) and 3(33), respectively) any substantially similar federal, state or local law), the Internal Revenue Code or the Investment Company Act, but shall only be required to receive any transferee certification required pursuant to the terms of this Indenture with no duty whatsoever to confirm the accuracy of any of the information contained therein.

(f) If a Person is acquiring any Note or interest therein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Note Registrar (and the applicable Noteholder shall cause such fiduciary or agent to so deliver) a certification to the effect that it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth in this Section 2.04, which the Indenture Trustee shall have no duty to investigate or verify.

(g) Subject to the preceding provisions of this Section 2.04, upon surrender for registration of transfer of any Note at the offices or agency of the Note Registrar maintained for such purpose, the Issuer shall execute and the Indenture Trustee, upon Issuer Order, shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of a like denomination. As of [~~the Closing Date,~~]February 6, 2018, the offices of the Note Registrar maintained for such purpose are located at the Corporate Trust Office of the Indenture Trustee.

(h) At the option of any Noteholder, its Notes may be exchanged for other Notes of authorized denominations and of a like aggregate denomination, upon surrender of the Notes to be exchanged at the offices of the Note Registrar maintained for such purpose. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee as authenticating agent, upon Issuer Order, shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive.

(i) Every Note presented or surrendered for transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and the signature of the Holder shall be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar, in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

(j) Every Note issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration or exchange.

(k) No service charge shall be imposed for any transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

(l) All Notes surrendered for transfer and exchange shall be physically canceled by the Note Registrar, and the Note Registrar shall dispose of such canceled Notes in accordance with its standard procedures.

(m) The Note Registrar shall provide to the Issuer, upon reasonable written request, and at the expense of the requesting party, an updated copy of the Note Register. The Issuer shall have the right to inspect the Note Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Note Registrar as to the information set forth in the Note Register.

SECTION 2.05 Mutilated, Destroyed, Lost or Stolen Notes.

If (a) any mutilated Note is surrendered to the Indenture Trustee or the Note Registrar, or the Indenture Trustee or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (b) in case of destruction, loss or theft there is delivered to the Indenture Trustee, the Issuer, the Depositor or the Note Registrar, as the case may be, such security or indemnity as may be required by it to hold the Issuer, the Depositor, the Note Registrar and the Indenture Trustee harmless, then, in the absence of written notice to the Issuer, the Depositor, the Note Registrar or the Indenture Trustee that such Note has been acquired by a “protected purchaser” (as contemplated by Article 8 of the UCC), the Issuer shall execute, and upon Issuer Order the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor and aggregate principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or within seven (7) days shall be due and payable, or shall have been selected or called for redemption, instead of issuing a replacement Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a “protected purchaser” (as contemplated by Article 8 of the UCC) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a “protected purchaser” (as contemplated by Article 8 of the UCC), and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

In connection with the issuance of any replacement Note under this Section 2.05, the Issuer, the Indenture Trustee or the Note Registrar may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Indenture Trustee or the Note Registrar and their respective counsel) connected therewith.

Any replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute complete and indefeasible evidence of a debt of the Issuer, as if originally issued, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section 2.05 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.06 Persons Deemed Owners.

The Indenture Trustee, the Note Registrar, the Depositor, the Issuer and any agent of any of them may prior to due presentation of a Note for registration of transfer, treat the Person in whose name any Note is registered in the Note Register as the holder of such Note for the purpose of receiving distributions pursuant to the terms of this Indenture and for all other purposes whatsoever, and, in any such case, none of the Indenture Trustee, the Note Registrar, the Depositor, the Issuer nor any agent of any of them shall be affected by any notice to the contrary. Upon any request or inquiry by a Noteholder, the Indenture Trustee or the Note Registrar shall be entitled to receive a certification in form reasonably satisfactory to the Indenture Trustee and the Note Registrar, to enable the Indenture Trustee and the Note Registrar to confirm the status of such Person as a Noteholder.

SECTION 2.07 Cancellation.

All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee and shall no longer be considered Outstanding for any purpose hereunder. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any lawful manner whatsoever. All Notes delivered by the Issuer or any other Person for cancellation shall be promptly cancelled by the Indenture Trustee and such cancellation shall be recorded in the Note Register. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Indenture Trustee shall be destroyed or retained in accordance with its standard document retention or disposal policy in effect at such time unless the Issuer shall direct prior to destruction that they be returned to the Issuer.

SECTION 2.08 Note Principal Amount Increases; Decreases.

(a) Note Principal Amount Increases.

(i) The Issuer may, at any time except when an [~~Early Amortization~~ ]Event of Default has occurred that is continuing on such date, upon prior irrevocable written notice (in accordance with the timing described below) (such notice, a “Note Initial Increase Notice”) (which notice shall refer to the Note Initial Increase Date) to the Primary Note Purchaser, the Administrative Agent (who may forward (or direct the Issuer to forward) such notice to any other potential Purchasers), the Indenture Trustee and the Servicer, request an initial draw of up to the Note Maximum Balance (such initial amount, a “Note Initial Increase”). Subject to this Section 2.08(a) and Section 2.04 of the Note Purchase Agreement,

prior to the delivery of a Commitment Letter pursuant to Section 2.04(e) of the Note Purchase Agreement, none of the Primary Note Purchaser, Noteholders, Purchasers or other Permitted NPA Assignees, as applicable, are under any obligation to fund the Note Initial Increase, and any consent to provide all or a portion of the Note Initial Increase by the Primary Note Purchaser or any Noteholder, Purchaser or other Permitted NPA Assignee, as applicable, will be in the sole and absolute discretion of the Primary Note Purchaser or such Noteholder, Purchaser or other Permitted NPA Assignee, as applicable. On any Business Day after the Note Initial Increase Date and prior to the Facility Turbo Date, the Issuer may, upon prior irrevocable written notice (in accordance with the timing described below), which notice shall refer to the Note Balance Increase Date, to each of the Primary Note Purchaser, the Administrative Agent (who may forward (or direct the Issuer to forward) such notice to any other potential Purchasers), the Indenture Trustee and the Servicer (such notice, a “Note Balance Increase Notice”), request a further draw that would increase in the outstanding principal balance of the Notes in the specified amounts (each such requested amount, a “Note Balance Increase”). Subject to this Section 2.08(a) and Section 2.04 of the Note Purchase Agreement, prior to the delivery of a Commitment Letter pursuant to Section 2.04(e) of the Note Purchase Agreement, none of the Primary Note Purchaser, Noteholders, Purchasers or other Permitted NPA Assignees, as applicable, are under any obligation to fund any Note Balance Increase, and any consent to provide all or a portion of a Note Balance Increase by the Primary Note Purchaser or any Noteholder, Purchaser or other Permitted NPA Assignee, as applicable, will be in the sole and absolute discretion of the Primary Note Purchaser or such Noteholder, Purchaser or other Permitted NPA Assignee, as applicable.

(ii) The Issuer must deliver the Note Initial Increase Notice or Note Balance Increase Notice, as applicable, at least thirty-one (31) days prior to the requested Note Initial Increase Date or Note Balance Increase Date, as applicable; provided, this notice requirement shall be deemed satisfied with respect to any Note Initial Increase or Note Balance Increase, as applicable, to the extent waived in writing by the Administrative Agent. Such notice will contain all information regarding the requested Note Initial Increase or Note Balance Increase, as applicable, and a data tape describing all Receivables that will be purchased pursuant to such Note Initial Increase or Note Balance Increase (except for the information delivered to the Indenture Trustee). The Issuer agrees to provide all other information in its or its Affiliates’ possession or control, including without limitation, information with respect to such Receivables, the requested Note Initial Increase or Note Balance Increase, as applicable, and the Sponsor, Depositor, Servicer, and the Receivables Trust, requested by the Administrative Agent in relation to the requested Note Balance Increase. The Primary Note Purchaser and applicable Noteholders, Purchasers or other Permitted NPA Assignees will have thirty (30) days to review the materials provided and decide whether to fund the requested Note Initial Increase or Note Balance Increase, as applicable; provided, that the Issuer and Administrative Agent may agree to an extension of such thirty (30) day period.

(iii) If the Primary Note Purchaser individually and/or on behalf of one or more Noteholders, Purchasers or other Permitted NPA Assignees (for purposes of this Section and with respect to the Note Initial Increase or any Note Balance Increase, collectively, the “Note Increase Purchasers” for such Note Initial Increase or Note Balance Increase, as applicable), consents to and commits to fund the Note Initial Increase or Note Balance Increase, then the Primary Note Purchaser shall (x) provide a Commitment Letter evidencing such consent to the Issuer, the Administrative Agent, the Indenture Trustee and the Servicer in accordance with Section 2.04(e) of the Note Purchase Agreement and (y) be committed to fund such Note Initial Increase or Note Balance Increase, as applicable, on any Business Day occurring within seven (7) days of the Commitment Letter Delivery Date (or such longer period as is agreed by the Primary Note Purchaser), such funding to occur on the Business Day within such period as specified by the Issuer, in the notice in the immediately succeeding sentence, or such other period as may be mutually agreed by the Issuer and the Primary Note Purchaser. Upon receipt of the Commitment Letter, the Issuer shall notify the Administrative Agent and the Primary Note Purchaser of the Note Initial Increase Date or Note Balance Increase Date, as applicable, by delivering irrevocable written notice by 11 a.m. on the Business Day prior to such the Note Initial Increase Date or Note Balance Increase Date, as applicable. The Note Initial Increase or Note Balance Increase, as applicable, shall occur on such specified Note Initial Increase Date or Note Balance Increase Date, as applicable, with payment, in same day funds, by the Primary Note Purchaser (or, as specified by the Administrative Agent, any other Note Increase Purchasers) to the Issuer of the amount of such Note Initial Increase or Note Balance Increase, as applicable, in accordance with the payment instructions specified in the Note Initial Increase Notice or such Note Balance Increase Notice, as applicable (as such instructions may be amended thereafter by notice from the Issuer to the Administrative Agent and Primary Note Purchaser prior to such Note Initial Increase or Note Balance Increase, as applicable).

(b) Note Principal Amount Decreases. On any Business Day, the Issuer may, upon five (5) Business Days’ prior irrevocable written notice to each of the Noteholders, the Indenture Trustee and the Servicer specifying the excess amounts to be paid, pay principal, in excess of the amount required to reduce the Note Balance to the Target Class A Principal Amount (such excess amount, a “Note Balance Decrease”), together with accrued and unpaid interest on such Note Balance Decrease; provided, the notice requirement of this Section 2.08(b) will be deemed satisfied to the extent waived in writing by the Administrative Agent. Such Note Balance Decrease shall be allocated by the Administrative Agent among the Notes ratably based on the outstanding principal balance of each Note, and payment shall be made to the corresponding Noteholders. The Issuer will be required to also pay a Breakage Fee to the Noteholders on the applicable Payment Date if either (i) any Note Balance Decrease is undertaken with less than five (5) Business Days’ prior irrevocable written notice, or (ii) prior irrevocable notice of a Note Balance Decrease is provided to the Noteholders but the Note Balance Decrease fails to occur on the specified date.

ARTICLE III

Representations and Covenants of Issuer

SECTION 3.01 Payment of Principal and Interest.

(a) The Issuer will duly and punctually pay principal of and interest on the Notes, in each case in accordance with the terms of the Notes and as specified herein.

(b) On each Payment Date, the Noteholders as of the related Record Date shall be entitled to the interest accrued at the applicable interest rate or rates determined pursuant to the Note Purchase Agreement and principal payable on such Payment Date as specified herein. Notwithstanding the foregoing but subject to Section 5.08, the entire unpaid principal balance of each Note shall be due and payable if not previously paid or declared to be due and payable pursuant to Section 5.03 on its respective Maturity Date. All payment obligations under a Note are discharged to the extent such payments are made to the Noteholder of record as of such related Record Date by wire transfer in immediately available funds to the account designated by such Noteholder.

SECTION 3.02 Maintenance of Office or Agency.

The Indenture Trustee will maintain its Corporate Trust Office at Wells Fargo Center, 600 S 4th St., MAC N9300-061, Minneapolis, MN 55479, Attention: Corporate Trust Services – Asset Backed Securities, where Notes may be presented or surrendered for payment and where Notes may be surrendered for registration of transfer or exchange. The Indenture Trustee will give prompt written notice to the Issuer and the Noteholders of any change in the location of the Corporate Trust Office.

SECTION 3.03 Money for Note Payments to Be Held in Trust.

As specified in Section 8.03, all payments of amounts due and payable on or with respect to the Notes, which are to be made from amounts withdrawn from the Collection Account, shall be made on behalf of the Issuer by the Indenture Trustee, and no amounts so withdrawn from the Collection Account shall be paid over to the Issuer except as provided in this Indenture.

Subject to Requirements of Law with respect to escheat of funds, and after such notice required with respect to Notes not surrendered for cancellation pursuant to Section 10.02(b) is given, any money held by the Indenture Trustee in trust for the payment of any amount due with respect to any Note remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust, and the Indenture Trustee shall give prompt notice of such occurrence to the Issuer and shall release such money to the Issuer on Issuer Order; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer (and then only to the extent of the amounts so paid to the Issuer) for payment thereof, and all liability of the Indenture Trustee with respect to such trust money shall thereupon cease. The cost of any such notice or publication shall be paid out of funds in the Collection Account. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee, at the last address of record for each such Holder).

SECTION 3.04 Existence.

The Issuer will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its incorporation or organization, and qualify and remain qualified in good standing as a foreign entity in the jurisdiction where its principal place of business and its chief executive office are located and in each other jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would have an Adverse Effect. The Issuer shall not:

(i) be a party to any merger or consolidation, or directly or indirectly purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, except for Eligible Investments, or sell, transfer, assign, convey or lease any of its property and assets (or any interest therein) other than pursuant to, or as contemplated by, this Indenture or the other Transaction Documents;

(ii) make, incur or suffer to exist an investment in, equity contribution to, loan or advance to, or payment obligation in respect of the deferred purchase price of property from, any other Person, except for Eligible Investments or pursuant to the Transaction Documents;

(iii) create any direct or indirect Subsidiary or otherwise acquire direct or indirect ownership of any equity interests in any other Person other than the Receivables Trust or pursuant to the Transaction Documents; or

(iv) enter into any transaction with any Affiliate except for the transactions contemplated by the Transaction Documents and other transactions upon fair and reasonable terms materially no less favorable to the Issuer than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate.

SECTION 3.05 Protection of Trust.

The Issuer will from time to time take all actions, including without limitation preparing, or causing to be prepared, authorizing, filing, executing and delivering all such supplements and amendments hereto and all such financing statements, amendments to financing statements, continuation statements, if any, instruments of further assurance and other instruments, necessary or advisable to:

(a) grant more effectively all or any portion of the Trust Estate or Receivables Trust Estate as security for the Notes;

(b) maintain or perfect or preserve the lien and security interest (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

(c) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture and the priority thereof;

(d) enforce or cause the Servicer to enforce the Receivables; or

(e) preserve and defend title to the Receivables Trust Estate and Trust Estate and the rights therein of the Indenture Trustee and the Noteholders secured thereby against the claims of all Persons and parties.

Each of the Issuer and the Receivables Trust hereby designates the Indenture Trustee its agent and attorney-in-fact to execute or file any instrument required pursuant to this Section 3.05; provided, however, that the Indenture Trustee shall not be obligated to execute, file or authorize such instruments and shall have no liability in connection therewith, including on account of any non-filing of any thereof and such appointment shall in no way be deemed to be an assumption of any of the duties or obligations of the Issuer under this Section 3.05. Financing statements filed pursuant to such appointment may describe the Trust Estate or Receivables Trust Estate in the same manner as described herein or may describe the collateral subject thereto as “All of the Debtor’s personal property and other assets, whether now owned or existing or hereafter acquired or arising, together with all products and proceeds thereof, substitutions and replacements therefor, and additions and accessions thereto.”

The Issuer shall pay or cause to be paid any taxes levied on all or any part of the Trust Estate from amounts available for such purpose pursuant to this Indenture.

SECTION 3.06 [Reserved].

SECTION 3.07 Performance of Obligations; Servicing of Receivables.

(a) The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Receivables Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Servicing Agreement or such other instrument or agreement.

(b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Administrative Agent in an Officer’s Certificate of the Issuer shall satisfy the obligations of the Issuer with respect thereto and shall be deemed to be an action taken by the Issuer.

(c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements relating to the Trust Estate or Receivables Trust Estate, including but not limited to preparing, authorizing and filing or causing to be filed all UCC financing statements and amendments to financing statements required to be filed by the terms of this Indenture and the other Transaction Documents in accordance with and within the time periods provided for herein and therein.

(d) If the Issuer or the Servicer shall have actual knowledge of the occurrence of a Servicer Default or an Unmatured Servicer Default under the Servicing Agreement, the Issuer or Servicer, as applicable, shall promptly notify the Administrative Agent, each Noteholder, the Indenture Trustee and, in the case of a Servicer Default, the Rating Agency thereof (if any Rating Agency then provides a rating on the Notes), and shall specify in such notice the action, if any, being taken with respect to such default. If a Servicer Default or an Unmatured Servicer Default of which the Issuer has actual knowledge shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Trust Estate or Receivables Trust Estate, the Issuer shall take all reasonable steps available to it or as may be directed by the Indenture Trustee (acting at the written direction of the Required Noteholders) to remedy such failure or to cause such failure to be remedied.

(e) The Issuer shall deliver any Receivables Schedule received by it pursuant to the Servicing Agreement to the Indenture Trustee.

(f) The Issuer agrees not to waive timely performance or observance by the Servicer or the 2016-[~~A~~]B Seller of their respective duties without the prior consent of the Administrative Agent (at the direction of the Required Noteholders).

SECTION 3.08 Negative Covenants.

So long as any Notes are Outstanding or the 2018 Commitment Letter is effective but the Notes have not yet been issued, the Issuer shall not:

(a) unless the Notes are repaid in full concurrently therewith, sell, transfer, convey, exchange, pledge or otherwise dispose of any part of the Trust Estate or Receivables Trust Estate except as expressly permitted by the Indenture;

(b) claim any credit on, or make any deduction from, the principal and interest payable in respect of the Notes (other than amounts properly withheld from payments under Requirements of Law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Trust Estate or Receivables Trust Estate;

(c) unless the Notes are repaid in full concurrently therewith (1) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (2) permit any Lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or Receivables Trust Estate or any part thereof or any interest therein, except for Permitted Liens or (3) permit the lien of this Indenture not to constitute a valid first priority perfected security interest in the Trust Estate or Receivables Trust Estate, subject only to Permitted Liens; or

(d) voluntarily dissolve or liquidate in whole or in part.

SECTION 3.09 Statements as to Compliance.

(a) The Issuer will deliver to the Administrative Agent, no later than March 31st of each calendar year, so long as any Note is Outstanding (commencing March 31, 2018), an Officer’s Certificate stating, as to the Authorized Officer signing such Officer’s Certificate, that:

(i) a review of the activities of the Issuer during the most recently ended fiscal year (or in the case of the fiscal year ending December 31, [~~2017,~~] 2018, the period from the Closing Date to December 31, [~~2017~~]2018) and of performance under this Indenture and the Servicing Agreement has been made under such Authorized Officer’s supervision; and

(ii) to the best of such Authorized Officer’s knowledge, based on such review, the Issuer has materially complied with all conditions and covenants under this Indenture and the Servicing Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

(b) The Servicer will deliver to the Administrative Agent on or before the one-year anniversary of the Closing Date and on each anniversary thereof so long as any Note is Outstanding, a certificate of an Authorized Officer of the Servicer stating that (a) a review of the activities of the Servicer during the preceding year and of its performance under this Indenture was made under the supervision of the Authorized Officer signing such certificate and (b) to the best of such Authorized Officer’s knowledge, based on such review, the Servicer has fully performed in all material respects all of its obligations under the Servicing Agreement and each other applicable Servicer Transaction Document to which it is a party throughout such period, or, if there has been a default in the performance of any such obligation, specifying such default known to such Authorized Officer and the nature and status thereof.

SECTION 3.10 Issuer’s Name, Location, etc.

(a) The Issuer’s exact legal name is, and at all times has been, the name that appears for it on the signature page below.

(b) The Issuer has not used any trade or assumed names.

(c) The Issuer is, and at all times has been, a “registered organization” (within the meaning of Article 9 of the UCC), organized solely under the laws of the State of Delaware.

(d) The Issuer will not change its name, its type or jurisdiction of organization, or its organizational identification number unless it has given the Indenture Trustee and the Administrative Agent at least thirty (30) days prior written notice of such change.

SECTION 3.11 Amendments.

Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not (i) terminate, amend, waive, supplement or otherwise modify any of, or consent to the assignment by any party of, the Transaction Documents to which it is a party, and (ii) to the extent that the Issuer has the right to consent to any termination, waiver, amendment, supplement or other modification of, or any assignment by any party of, any Transaction Document to which it is not a party, give such consent, unless, in each case (a) the Issuer shall have either (1) received the written consent of the Administrative Agent to such termination, waiver, amendment, supplement, other modification or assignment or (2) given the Administrative Agent ten (10) days’ prior written notice (which notice period may be reduced or waived by the Administrative Agent in its sole discretion) of such termination, waiver, amendment, supplement, other modification or assignment and shall not have received within such ten-day period written notice from the Administrative Agent that it objects to such action; and (b) the other requirements with respect to such termination, amendment, waiver, supplement or other modification, or such assignment, as applicable, contained in the Transaction Documents (including this Section 3.11) are satisfied.

SECTION 3.12 No Borrowing.

The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except as expressly contemplated by the Transaction Documents and the Notes.

SECTION 3.13 Guarantees, Loans, Advances and Other Liabilities.

Except as expressly contemplated by the Receivables Trust Agreement, the Servicing Agreement, this Indenture or the other Transaction Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

SECTION 3.14 Tax Treatment.

The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income and franchise tax purposes, (i) the Notes will qualify as indebtedness secured by the assets of the Issuer and (ii) the Issuer shall not be treated as an association or publicly traded partnership taxable as a corporation. The Issuer, by entering into this Indenture, and each Noteholder, by the acceptance of any such Note (and each beneficial owner of a Note, by its acceptance of an interest in the applicable Note), agree to treat such Notes for federal, state and local income and franchise tax purposes as indebtedness, and to file all federal, state and local income tax and information returns and reports required to be filed with respect to any of the Notes, under any applicable federal, state or local tax statute or any rule or regulation under any of them, consistent with such characterization. Each Holder of such Note agrees that it will cause any owner of a security entitlement to such Note acquiring an interest in a Note through it to comply with this Indenture as to treatment of indebtedness under applicable tax law, as described in this Section 3.14. The parties hereto agree that they shall not cause or permit the making, as applicable, of any election under Treasury Regulation Section 301.7701-3 whereby the Issuer or any portion thereof would be treated as a corporation for federal income tax purposes. The provisions of this Indenture shall be construed in furtherance of the foregoing intended tax treatment.

SECTION 3.15 Notice of [~~Eary Amortization Event,~~ ]Servicer Default or Events of Default.

The Issuer, or the Servicer on the Issuer’s behalf, shall deliver to the Indenture Trustee and the Administrative Agent promptly but in any case within two (2) Business Days after the later of the occurrence thereof or the Issuer’s actual knowledge thereof, as applicable, written notice (in the form of an Officer’s Certificate of the Issuer), of (i) any Event of Default and any Insolvency Event with respect to the Issuer and, to the extent that the Issuer has actual knowledge thereof, [~~any Early Amortization Event,~~ ]any Servicer Default, Unmatured Servicer Default, Unmatured Event of Default or material default on the part of any party thereto of its obligations under the First Receivables Purchase Agreement, the Second Receivables Purchase Agreement or the Servicing Agreement, including the status of such event, whether or not waived, and what action the Issuer is taking or proposes to take with respect thereto, or (ii) the acquisition of any Receivable by the Receivables Trust that was not an Eligible Receivable at the time of such acquisition. The Issuer shall deliver a copy of any such notice, except for a notice relating to an Unmatured Servicer Default or Unmatured Event of Default, to the Rating Agency (if any Rating Agency then provides a rating on the Notes) concurrently with the delivery thereof to the Indenture Trustee and the Administrative Agent.

SECTION 3.16 No Other Business.

The Issuer shall not engage in any business other than the purpose and powers set forth in Section 7 of its limited liability company agreement and all activities incidental thereto.

SECTION 3.17 Further Instruments and Acts.

Upon written request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

SECTION 3.18 Maintenance of Separate Existence.

The Issuer agrees to comply with the separateness covenants in Section 9(i) of its limited liability company agreement.

SECTION 3.19 Perfection Representations, Warranties and Covenants.

The perfection representations, warranties and covenants attached hereto as Schedule I shall be deemed to be part of this Indenture for all purposes.

SECTION 3.20 Other Representations of the Issuer.

On the Note Initial Increase Date and any Note Balance Increase Date, the Issuer makes the following representations and warranties for the benefit of the Indenture Trustee and the Noteholders:

(a) Binding Obligation. The Transaction Documents to which the Issuer is a party or by which it is bound constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its respective terms, except as such enforceability may be limited by Debtor Relief Laws and general principals of equity (whether considered in a suit at law or in equity), and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

(b) No Violation. The consummation of the transactions contemplated by the Transaction Documents to which the Issuer is a party or by which it is bound and the fulfillments of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the limited liability company agreement of the Issuer or any other agreement or document to which the Issuer is a party or by which it or any of its property is bound or is subject or (ii) violate any Requirements of Law applicable to the Issuer, which violation could reasonably be expected to have a material adverse effect.

(c) No Proceedings. There is no litigation, proceeding or investigation pending before any Governmental Authority or, to the best knowledge of the Issuer, threatened against the Issuer.

SECTION 3.21 Compliance with Laws.

The Issuer shall comply with the Requirements of Law, the non-compliance with which would, individually or in the aggregate, materially adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture, the Servicing Agreement or any other Transaction Document to which it is a party.

SECTION 3.22 Restricted Payments.

Except for monies paid to the Issuer pursuant to Section 8.06(a)(x) and any distribution or deemed distribution of the Receivables Trust Estate upon payment in full of the Notes, the Issuer shall not declare or pay any dividend or distributions on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, its capital stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in its obligations.

ARTICLE IV

Satisfaction and Discharge

SECTION 4.01 Satisfaction and Discharge. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of Noteholders to receive payments of principal thereof and interest thereon and any other amount due to Noteholders, (ii) Sections 3.03, 6.07, 10.02(b), 11.15 and 11.17, (iii) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Sections 6.07 and 6.08 and the obligations of the Indenture Trustee under Section 10.02(b)) and (iv) the rights of Noteholders as beneficiaries hereof with respect to the property deposited with the Indenture Trustee as described below payable to all or any of them, and the Indenture Trustee, in accordance with an Issuer Order and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, on the first Business Day after the Payment Date with respect to any Payment Date on which the Issuer has paid, caused to be paid or irrevocably deposited or caused to be irrevocably deposited in the Note Accounts and any Available Funds sufficient to pay in full all Issuer Obligations, and the Issuer has delivered to the Indenture Trustee an Officer’s Certificate.

After any irrevocable deposit made pursuant to this Section and satisfaction of the other conditions set forth in this Section, the Indenture Trustee promptly upon Issuer Order shall acknowledge in writing the discharge of the Issuer’s obligations under this Indenture except for those surviving obligations specified above.

ARTICLE V

Defaults and Remedies

SECTION 5.01 [Reserved] [~~SECTION 5.01 Early Amortization Event.~~].

[~~An “Early Amortization Event” means any one of the following events:~~]

[~~(a)~~	~~a Level I Trigger Event occurs and is continuing; provided, that any Early Amortization Event caused solely by the occurrence of a Level I Trigger Event will terminate and be deemed cured and no longer continuing for all purposes on the first Payment Date following such Level I Trigger Event for which a Level I Trigger Event has not occurred; or~~]

[~~(b)~~	~~an Event of Default occurs; or~~]

[~~(c)~~	~~a Servicer Default occurs; or~~]

[~~(d)~~	~~(x) any change in the business, assets, operations or condition (financial or otherwise) of (i) the Servicer or (ii) the Seller, taken as a whole, has occurred which change has an Adverse Effect and is not remedied within five (5) days after the occurrence thereof, it being understood that such change may be remedied by replacing the Servicer with an Eligible Servicer; or (y) any change in the business, assets, operations, or condition (financial or otherwise) of the Backup Servicer has occurred which change has an Adverse Effect and is not remedied within ninety (90) days after the occurrence thereof, it being understood that such change may be remedied by replacing the Backup Servicer with an Eligible Servicer.~~]

SECTION 5.02 Events of Default.

An “Event of Default” means any one of the following events:

(a) an Insolvency Event with respect to the Issuer, the Seller or the Sponsor shall have occurred; or

(b) the Indenture Trustee shall cease to have a first-priority perfected security interest (subject to Permitted Liens) in all or any portion of the Trust Estate or Receivables Trust Estate; or

(c) the Issuer shall have become subject to regulation by the SEC as an “investment company” under the Investment Company Act or be a “covered fund” under the Volcker Rule; or

(d) the Issuer shall become taxable as an association or a publicly traded partnership taxable as a corporation under the Internal Revenue Code; or

(e) a default in the payment of any Monthly Interest due and payable on any Payment Date and such default shall continue for a period of two (2) Business Days; or

(f) a failure to pay the principal balance of all Outstanding Notes, together with all accrued and unpaid interest thereon, in full on the Maturity Date; or

(g) the amount on deposit in the Reserve Account is less than the Required Reserve Account Amount (or, if applicable, the Enhanced Required Reserve Account Amount), and such failure is not cured within two (2) Business Days’ notice of such failure;

(h) a default or event of default by the Sponsor or the Servicer under any other indebtedness or other obligation of the Sponsor or the Servicer in an amount greater than $10,000,000, which default gives the lender, creditor or comparable party the right to accelerate such indebtedness or other obligation;

(i) the Sponsor or the Servicer shall fail to maintain committed credit facilities under the ABL Agreement (or a substantially similar agreement) with aggregate commitments of at least $400,000,000;

(j) a failure by the Seller, the Sponsor, the Depositor or the Issuer to make one or more payments, transfers or deposits required to be made by such Person under the Transaction Documents, as and when such payments, transfers or deposits are required to be made which continues unremedied for a period of five (5) Business Days after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Seller, the Sponsor, the Depositor or the Issuer, as applicable, by the Indenture Trustee, or to the Seller, the Sponsor, the Depositor or the Issuer, as applicable, and the Indenture Trustee by the Required Noteholders; or

(k) a failure on the part of the Issuer, the Seller, the Sponsor, or the Depositor duly to observe or perform any other covenants or agreements of such Person set forth in this Indenture, the Note Purchase Agreement or any other Transaction Document to which it is a party, which failure has a material adverse effect on the interests of the Noteholders (as determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Issuer, the Seller, the Sponsor, or the Depositor, as applicable, by the Indenture Trustee, or to the Issuer, the Seller, the Sponsor, or the Depositor, as applicable, and the Indenture Trustee by the Required Noteholders; or

(l) any of (x) any representation, warranty or certification made by the Issuer in this Indenture or the Note Purchase Agreement or in any certificate delivered pursuant to this Indenture or the Note Purchase Agreement shall prove to have been inaccurate when made or deemed made, (y) any representation, warranty or certification made by the Depositor in the Second Receivables Purchase Agreement or the Note Purchase Agreement or in any certificate delivered pursuant to the Servicing Agreement or the Note Purchase Agreement shall prove to have been inaccurate when made or deemed made or (z) any representation, warranty or certification made by the Seller, the Sponsor, or the Depositor in any Transaction Document to which it is a party or in any certificate delivered pursuant to any Transaction Document to which it is a party shall prove to have been inaccurate when made or deemed made, and in each case which continues unremedied for a period of thirty (30) days after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Issuer or the Depositor, as applicable, by the Indenture Trustee, or to the Issuer or the Depositor, as applicable, and the

Indenture Trustee by the Required Noteholders; provided that notwithstanding the foregoing and subject to the immediately succeeding clauses (i) and (ii), this clause (l) shall not apply to any representations and warranties as to eligibility of Receivables or other Receivable level representations and warranties, unless either (i) (1) the Issuer knew the applicable representation or warranty was inaccurate when made or deemed made, or (2) the applicable representation or warranty has been habitually false with respect to Receivables during the term of this Indenture, or (ii) any Receivable affected by such breach is not repurchased in accordance with a Purchase Event and the timing and terms of Section 2.03 of the Servicing Agreement; or

(m) the Internal Revenue Service shall file notice of a lien pursuant to Section 430 or Section 6321 of the Internal Revenue Code or a lien shall arise under Title IV of ERISA or Section 430(k) of the Internal Revenue Code with regard to the Issuer and, in either case, such lien shall not have been released within thirty (30) days; or

(n) a Level II Trigger Event shall have occurred; or

(o) the Cap Condition is not satisfied for five (5) consecutive days after the date that is forty-five (45) days after the Administrative Agent has delivered a written notice to the Issuer requesting that the Issuer cause the Cap Condition to be satisfied; or

(p) a Change of Control shall have occurred; or

(q) one or more final judgments, orders, decrees or nonappealable adverse ruling shall be entered against the Issuer (for any amount) or the Depositor (in an amount in excess of $250,000 individually or $1,000,000 in the aggregate (excluding judgments to the extent covered by insurance)), which is not vacated, discharged, satisfied, stayed or bonded pending appeal within sixty (60) calendar days from the entry thereof; or

(r) any material provision of any of the Transaction Documents shall cease to be in full force and effect (other than in accordance with its terms) or any Transaction Document shall cease to be the valid and binding obligation of, and enforceable against, any of the Borrower, the Servicer, the Seller or any Affiliate thereof, as applicable.

SECTION 5.03 Acceleration of Maturity; Rescission and Annulment.

(a) If an Event of Default described in clauses (b) through (r) of Section 5.02 shall have occurred and be continuing, then in every such case the Indenture Trustee, at the written direction of the Required Noteholders, shall declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer, and upon any such declaration the unpaid principal amount of the Notes, together with accrued or accreted and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

(b) If an Event of Default described in clause (a) of Section 5.02 shall have occurred and be continuing, then the unpaid principal of all Notes, together with the accrued or accreted and unpaid interest thereon through the date of acceleration, shall automatically become, and shall be considered to be declared, due and payable.

(c) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Required Noteholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

(A) all payments of principal of and interest on the Notes (including penalty or default interest accrued as a result of an Event of Default) and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

(B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and outside counsel and, if applicable, any such amounts due to the Receivables Trust Trustee; and

(ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent to it.

SECTION 5.04 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a) The Issuer covenants that if an Event of Default described in clauses (e) or (f) of Section 5.02 shall have occurred and be continuing, the Issuer will, upon demand of the Indenture Trustee, immediately pay to the Indenture Trustee for the benefit of the Noteholders the whole amount then due and payable on such Note for principal and interest, with interest upon the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon overdue installments of interest at the applicable interest rate or rates determined pursuant to the Note Purchase Agreement and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and outside counsel.

(b) If the Issuer fails to pay such amounts forthwith upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the Trust Estate or the property of another obligor on the Notes, wherever situated, the monies adjudged or decreed to be payable in the manner provided by law.

(c) If an Event of Default occurs and is continuing, the Indenture Trustee may, subject to the provisions of Section 5.03, Section 5.05, Section 5.12, Section 6.01 and Section 6.03, proceed to protect and enforce its rights and the rights of the Noteholders under this Indenture by such appropriate Proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate or Receivables Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, now or hereafter in effect or in case a receiver, conservator, assignee, trustee in bankruptcy, liquidator, sequestrator, custodian or other similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or the creditors or property of the Issuer or such other obligor or Person, the Indenture Trustee, regardless of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and regardless of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.04, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i) to file one or more claims for the whole amount of principal and interest owing and unpaid in respect of the Notes, and to file such other papers or documents and take such actions as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee pursuant to this Indenture, except as a result of negligence or bad faith) and of the Noteholders allowed;

(ii) unless prohibited by Requirements of Law, to vote on behalf of the Noteholders, in any election of a trustee or a standby trustee in bankruptcy or a Person performing similar functions; and

(iii) to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf;

and any trustee, receiver or liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee pursuant to this Indenture except as a result of negligence or bad faith.

(e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as provided in (d)(ii) above, to vote for the election of a trustee in bankruptcy or similar Person.

(f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Holders of the Notes as provided herein.

(g) In any Proceedings brought by the Indenture Trustee (except with respect to any Proceedings to which the Indenture Trustee shall be a party (i) involving the interpretation of any provision of this Indenture or (ii) brought against the Issuer for the purpose of enforcing the Indenture Trustee’s rights hereunder, including its right to indemnification), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any such Noteholder party to any such Proceedings.

SECTION 5.05 Remedies; Priorities.

(a) If an Event of Default shall have occurred and be continuing, and the Notes have been accelerated under Section 5.03, the Indenture Trustee shall, upon the written direction of the Required Noteholders (subject to Section 5.06), do one or more of the following:

(i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration of acceleration or otherwise, enforce any judgment obtained, and collect from the Issuer, the Trust Estate or Receivables Trust Estate and from any other obligor upon such Notes monies adjudged due;

(ii) sell, on a servicing released basis, Receivables, as shall constitute a part of the Trust Estate (or rights or interest therein) or Receivables Trust Estate, at one or more public or private sales called and conducted in any manner permitted by law;

(iii) direct the Issuer to exercise rights, remedies, powers, privileges or claims under the Servicing Agreement, the First Receivables Purchase Agreement, and the Second Receivables Purchase Agreement pursuant to Section 5.18 hereof; and

(iv) take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Noteholders hereunder;

provided, however, that the Indenture Trustee may not exercise the remedy in subparagraph (ii) above or otherwise sell or liquidate the Trust Estate (including the Receivables Trust Estate) substantially as a whole (in one or more sales), or institute Proceedings in furtherance thereof, unless (A) the Holders of 100% of the aggregate unpaid principal amount of the Outstanding Notes direct such remedy, (B) the Indenture Trustee determines that the anticipated proceeds of such sale distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest (after giving effect to the payment of any amounts that are senior in priority to such principal and interest) or (C) the Indenture Trustee determines (based on the information provided to it by the Servicer) that the Trust Estate may not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee is directed to take such remedy by the Holders of not less than 66 2/3% of the aggregate unpaid principal amount of the Outstanding Notes. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. The cost of such opinion shall be reimbursed to the Indenture Trustee from amounts held in the Collection Account in accordance with Section 8.06.

The remedies provided in this Section 5.05(a) are the exclusive remedies provided to the Noteholders with respect to the Trust Estate (including the Receivables Trust Estate) and each of the Noteholders (by their acceptance of their respective interests in the Notes) and the Indenture Trustee, on behalf of the Noteholders, hereby expressly waive any other remedy that might have been available under the applicable UCC; provided, that the foregoing waiver shall not be construed as a waiver by the Indenture Trustee of any personal or individual rights it may have against the Issuer or with respect to the Trust Estate or Receivables Trust Estate.

(b) If the Indenture Trustee collects any money or property pursuant to this Article V following the acceleration of the maturities of the Notes pursuant to Section 5.03 (so long as such declaration shall not have been rescinded or annulled), it shall pay out the money or property in accordance with Section 8.06 hereof or, in the case of an acceleration as a result of an Event of Default described in clause (a) of Section 5.02, as may otherwise be directed by a court of competent jurisdiction.

(c) Following the sale of the Receivables Trust Estate and the application of the proceeds of such sale and other amounts from sale of the Trust Estate or amounts, if any, then held in the Note Accounts in accordance with Section 8.06 hereof, any and all amounts remaining due on the Notes and all other Obligations shall be extinguished and shall not revive, the Notes shall be deemed cancelled, and the Notes shall no longer be Outstanding.

(d) The Indenture Trustee may fix a record date and Payment Date for any payment to Noteholders pursuant to this Section. At least fifteen (15) days before such record date, the Indenture Trustee shall transmit or make available to each Noteholder and the Issuer a notice that states the record date, the Payment Date and the amount to be paid.

SECTION 5.06 Optional Preservation of the Trust Estate.

Subject to Section 5.05(a), if the Notes have been declared to be due and payable under Section 5.03 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, and the Indenture Trustee has not received directions from the Noteholders to the contrary under Section 5.12, the Indenture Trustee may, or at the written direction of the Administrative Agent shall, elect to maintain possession of the Trust Estate (including the Receivables Trust Estate). It is the desire of the parties hereto and the Noteholders that there be at all times during which any Notes are Outstanding sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate (including the Receivables Trust Estate). In determining whether to maintain possession of the Trust Estate (including the Receivables Trust Estate), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of any proposed action and as to the sufficiency of the Trust Estate and Receivables Trust Estate for such purpose. The cost of such opinion shall be reimbursed to the Indenture Trustee from amounts held in the Collection Account pursuant to Section 8.06 hereof.

SECTION 5.07 Limitation on Suits.

No Noteholder shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a) the Holders of not less than 10% of the aggregate unpaid principal amount of all Outstanding Notes have made written request to the Indenture Trustee to institute such Proceeding in its own name as Indenture Trustee under this Indenture;

(b) such Noteholder or Noteholders has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(c) such Noteholder or Noteholders has offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

(d) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

(e) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty-day period by Holders of a majority of the aggregate unpaid principal amount of all Outstanding Notes;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two (2) or more groups of Noteholders, each representing less than a majority of the aggregate unpaid principal amount of all Outstanding Notes, the Indenture Trustee shall act at the written direction of the group representing a greater percentage of the aggregate unpaid principal amount of all Outstanding Notes, or if both groups are equal, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture. The Indenture Trustee may request and conclusively rely upon, and the Administrative Agent shall provide upon such request, a written statement as to the aggregate unpaid principal amount of all Outstanding Notes held by any or all Noteholders. The Indenture Trustee shall have no duty or obligation to determine or confirm the Note Balance at any time, and may conclusively rely on the Administrative Agent’s determination thereof.

No Noteholder shall have any right to vote except as provided pursuant to this Indenture and the Notes. However, except as otherwise provided herein, in connection with any action to which Noteholders are entitled to vote or consent under this Indenture, the Issuer may set a record date for purposes of determining the identity of Noteholders entitled to vote.

SECTION 5.08 Unconditional Rights of Noteholders to Receive Principal and Interest.

Notwithstanding any other provisions in this Indenture, the Holder of any Note will have the right, which is absolute and unconditional, to receive payment of the interest on such Note when due and principal of such Note on the Maturity Date (and such principal shall be due and payable on such Maturity Date) expressed in such Note and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of such Holder; provided, however, that notwithstanding any other provision of this Indenture to the contrary, the obligation to pay principal of or interest on such Note or any other amount payable to any Noteholder will be without recourse to the Issuer (except to the Trust Estate), the Indenture Trustee, the Receivables Trust Trustee or any affiliate, officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be subject to Article VIII.

SECTION 5.09 Restoration of Rights and Remedies.

If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned, or has been determined adversely to the Indenture Trustee or such Noteholder, then and in every such case the Issuer, the Indenture Trustee or such Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

SECTION 5.10 Rights and Remedies Cumulative.

Except as provided in Section 5.05, no right, remedy, power or privilege herein conferred upon or reserved to the Indenture Trustee or the Noteholders is intended to be exclusive of any other right, remedy, power or privilege, and every right, remedy, power or privilege shall, to the extent permitted by law, be cumulative. The assertion or exercise of any right or remedy shall not preclude any other further assertion or the exercise of any other appropriate right or remedy.

SECTION 5.11 Delay or Omission Not Waiver.

No failure to exercise and no delay in exercising, on the part of the Indenture Trustee or of any Noteholder or other Person, any right or remedy occurring hereunder upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

SECTION 5.12 Control by Noteholders.

The Required Noteholders, if an Event of Default has occurred and is continuing, shall have the right to direct the time, method and place of conducting any Proceeding for any right or remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes; provided, however, that, subject to Section 6.01 and Section 6.03(d):

(a) the Indenture Trustee shall have the right to decline any such direction if the Indenture Trustee shall have been advised by counsel, or reasonably determines, that the action so directed is in conflict with any applicable Requirements of Law or with this Indenture; and

(b) the Indenture Trustee shall have the right to decline any such direction with respect to such Proceeding if the Indenture Trustee in good faith shall determine that the Proceedings so directed would be illegal or involve the Indenture Trustee in liability for which it has not been indemnified in accordance with Article VI or be unjustly prejudicial to the Noteholders not parties to such direction.

SECTION 5.13 Waiver of Past Defaults.

The Required Noteholders may, on behalf of all Noteholders, waive in writing any past default with respect to the Notes and its consequences (including an Event of Default), except that:

(a) a default in the payment of the principal or interest in respect of any Note cannot be waived without the consent of each Noteholder of each Outstanding Note affected thereby;

(b) a default as a result of an Insolvency Event with respect to the Issuer or the Depositor cannot be waived without the consent of each Noteholder; and

(c) a default in respect of a covenant or provision hereof that under Section 9.01 hereof cannot be modified or amended without the consent of the Noteholder of each Outstanding Note or each Noteholder of each Outstanding Note affected thereby cannot be waived without the consent of each such Noteholder[~~; and~~][~~(d) except for the cure for an Early Amortization Event caused solely by the occurrence of a Level I Trigger Event described in the definition of Early Amortization Period, an Early Amortization Event cannot be waived or cured (and the resulting Early Amortization Period may not be terminated) without the consent of each Noteholder~~].

Upon any such written waiver, such default, and any Event of Default arising therefrom, shall cease to exist and shall be deemed to have been cured for every purpose of this Indenture; provided, that no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

SECTION 5.14 Undertaking for Costs.

All parties to this Indenture agree, and each Noteholder by its acceptance of a Note shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, that the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders (in compliance with Section 5.07), in each case holding in the aggregate more than 10% of the aggregate unpaid principal amount of all Outstanding Notes, or (c) any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the date on which any of such amounts was due pursuant to the terms of such Note (or, in the case of redemption, on or after the applicable Redemption Date).

SECTION 5.15 Waiver of Stay or Extension Laws.

The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may adversely affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 5.16 Action on Notes.

The Indenture Trustee’s right to seek and recover judgment on the Notes or under the Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to the Indenture. Neither the lien of the Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or Receivables Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied as specified in Section 8.06.

SECTION 5.17 Sale of Receivables.

(a) If all or a portion of the Receivables are to be sold under the terms of Section 5.05(a)(ii), the Indenture Trustee, or its agents, shall, unless another method of sale is directed in writing by the Required Noteholders use its commercially reasonable efforts to sell, dispose or otherwise liquidate all or a portion of the Receivables by the solicitation of competitive bids. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any sale.

(b) The Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer in connection with any sale of Receivables pursuant to Section 5.05(a)(ii). No purchaser or transferee at any such sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(c) If all or a portion of the Receivables are to be sold under the terms of Section 5.05(a)(ii), the Indenture Trustee shall solicit bids for such Receivables from Permitted Assignees (identified in writing by the Servicer), each of which shall agree in writing to comply with the confidentiality provisions of this Indenture with respect to any information received in connection with such solicitation. The Indenture Trustee shall sell such Receivables to the bidder with the highest cash purchase offer. The proceeds of any such sale shall be applied in accordance with Section 5.05(b). In connection with any such sale of Receivables or interests therein, the Indenture Trustee may contract with agents to assist in such sales, the cost of which and the other costs of such sale shall be paid from the proceeds of any such sale.

(d) At any sale of all or a portion of the Receivables under Section 5.05(a)(ii), the Indenture Trustee or the Noteholders may bid for and purchase the property offered for sale and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor.

(e) Upon completion of any sale under Section 5.05(a)(ii), the Issuer will deliver or cause to be delivered all of the property sold to the purchaser or purchasers at such sale on the date of sale, or within a reasonable time thereafter if it shall be impractical to make immediate delivery, but in any event full title and right of possession to such property shall pass to such purchaser or purchasers forthwith upon the completion of such sale. If so requested by the Indenture Trustee or by any purchaser, the Issuer shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and release as may be designated in any such request.

SECTION 5.18 Performance and Enforcement of Certain Obligations. If an Event of Default has occurred and is continuing, the Indenture Trustee shall, at the written direction of the Required Noteholders, direct the Issuer to exercise all rights, remedies, powers, privileges and claims the Issuer may have against the Depositor, the Seller, and the Servicer under or in connection with the Servicing Agreement, the First Receivables Purchase Agreement and the Second Receivables Purchase Agreement, as applicable, including the right or power to take any action to compel or secure performance or observance by the Depositor, the Servicer or the Seller of their respective obligations thereunder.

ARTICLE VI

The Indenture Trustee

SECTION 6.01 Duties of the Indenture Trustee.

(a) If an Event of Default or Servicer Default has occurred and is continuing and a Responsible Officer shall have actual knowledge or received written notice of such Event of Default or Servicer Default, the Indenture Trustee shall, prior to the receipt of directions, if any, from the Required Noteholders, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided, however, that the Indenture Trustee shall have no liability in connection with any action or inaction taken, or not taken, by it upon the deemed occurrence of an Event of Default or Servicer Default of which a Responsible Officer has not received written notice; and provided, further that the preceding sentence shall not have the effect of insulating the Indenture Trustee from liability arising out of the Indenture Trustee’s negligence or willful misconduct.

(b) With respect to the Indenture Trustee at all times: (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied duties, obligations, or covenants by the Indenture Trustee shall be read into this Indenture; and (ii) in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon resolutions, certificates, statements, reports, documents, orders, opinions or other instruments furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee which are specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein); provided, further, that the Indenture Trustee shall not be responsible for the accuracy or content of any of the aforementioned documents, certificates or opinions and the Indenture Trustee shall have no obligation to verify or recompute any numeral information provided to it pursuant to the Transaction Documents. If any such instrument is found not to conform in any material respect to the requirements of this Indenture, the Indenture Trustee shall notify the Noteholders in the event that the Indenture Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

(c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own intentional fraud, bad faith or willful misconduct; provided, however, that:

(i) this paragraph (c) shall not be construed to limit the effect of paragraphs (a) or (b) of this Section 6.01;

(ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proven in a court of competent jurisdiction that the Indenture Trustee was negligent in ascertaining the pertinent facts;

(iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to this Indenture, including Section 5.12;

(iv) the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default[~~, Early Amortization Event,~~] or any other default unless a Responsible Officer of the Indenture Trustee has actual knowledge or shall have received written notice thereof. In the absence of such actual knowledge or receipt of such notice, the Indenture Trustee may conclusively assume that none of such events have occurred and the Indenture Trustee shall not have any obligation or duty to determine whether any Event of Default[~~, Early Amortization Event~~] or any other default has occurred; and

(v) the Indenture Trustee shall not have any duty (A) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement or amendments to a financing statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate or Receivables Trust Estate other than from funds available in the Collection Account.

(d) Notwithstanding anything to the contrary contained in this Indenture or any of the Transaction Documents, no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if there is reasonable ground (as determined by the Indenture Trustee in its sole discretion) for believing that the repayment of such funds or indemnity reasonably satisfactory to the Indenture Trustee against such risk is not reasonably assured (as determined by the Indenture Trustee in its sole discretion) to it by the security afforded to it by the terms of this Indenture.

(e) [Reserved].

(f) The Indenture Trustee shall, and hereby agrees that it will, perform all of its express obligations and duties set forth in the Servicing Agreement.

(g) Except for actions expressly authorized by this Indenture, the Indenture Trustee shall take no action reasonably likely to impair the interests of the Issuer or Receivables Trust in any asset of the Trust Estate or Receivables Trust Estate now existing or hereafter created or to impair the value of any asset of the Trust Estate or Receivables Trust Estate now existing or hereafter created.

(h) Except as expressly provided in this Indenture, the Indenture Trustee shall have no power to vary the Trust Estate or Receivables Trust Estate, including, without limitation, by (i) accepting any substitute payment obligation for a Receivable initially transferred to the Issuer under the Granting Clause except for actions expressly authorized by the Indenture, (ii) adding any other investment, obligation or security to the Issuer, the Trust Estate or Receivables Trust Estate or (iii) withdrawing from the Receivable Trust Estate any Receivables (except as otherwise provided in the Second Receivables Purchase Agreement and the Servicing Agreement).

(i) The Indenture Trustee shall not have any responsibility or liability for investment losses on Eligible Investments (other than as an obligor on any Eligible Investments on which the institution acting as Indenture Trustee is an obligor). The Indenture Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Indenture Trustee’s economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or subcustodian with respect to certain of the Eligible Investments, (ii) using Affiliates to effect transactions in certain Eligible Investments and (iii) effecting transactions in certain Eligible Investments. Such compensation is not payable or reimbursable under Section 6.07 of this Indenture.

(j) Every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

(k) Without limiting the generality of this Section 6.01 and subject to the other provisions of this Indenture, the Indenture Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof or to see to the validity, perfection, continuation, or value of any lien or security interest created herein or to monitor the status of any such lien or security interest or the performance of any collateral, (ii) to see to the payment or discharge of any tax, assessment or other governmental Lien owing with respect to, assessed or levied against any part of the Issuer, (iii) to confirm, verify or review (unless expressly required by the terms of this Indenture or any other Transaction Document to which the Indenture Trustee is a party) the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture or any other Transaction Document believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, (iv) to determine whether any Receivable is an Eligible Receivable or to inspect the Trust Certificate or the Receivables at any time or ascertain or inquire as to the performance or observance of any of the Issuer’s, the Receivables Trust’s, the Seller’s or the Servicer’s representations, warranties or covenants or the Servicer’s duties and obligations as Servicer and as custodian of the Receivable Files under the Servicer Transaction Documents or (v) to determine when a Repurchase Event occurs.

(l) Subject to Section 6.01(d), in the event that the Registrar (if other than the Indenture Trustee) shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Registrar under this Indenture, the Indenture Trustee shall be obligated as soon as practicable upon actual knowledge of a Responsible Officer thereof and receipt of appropriate records and information, if any, to perform such obligation, duty or agreement in the manner so required.

(m) No provision of this Indenture or any other Transaction Document shall be construed to require the Indenture Trustee to perform, or accept any responsibility for the performance of, the obligations of the Servicer hereunder or under any other Transaction Document or any Person other than itself under any Transaction Document.

(n) Subject to Section 6.05, all moneys received by the Indenture Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by Law or the Transaction Documents.

(o) Nothing contained herein shall be deemed to authorize the Indenture Trustee to engage in any business operations or any activities other than those set forth in this Indenture. Specifically, the Indenture Trustee shall have no authority to engage in any business operations, acquire any assets other than those specifically included in the Trust Estate or Receivables Trust Estate under this Indenture or otherwise vary the assets held by the Issuer. Similarly, the Indenture Trustee shall have no discretionary duties, provided, that the Indenture Trustee shall perform those ministerial acts set forth above necessary to accomplish the purpose of this Indenture.

(p) Notwithstanding any provision of this Indenture or any other Transaction Document to the contrary, the Indenture Trustee shall not be required to take action (including the sending of any notice) upon, or be deemed to have notice or knowledge of, any Event of Default, [~~Early Amortization Event,~~ ]Servicer Default, [~~Unmatured Early Amortization Event,~~ ]Unmatured Event of Default, Unmatured Servicer Default or other event or information unless a Responsible Officer of the Indenture Trustee shall have received written notice thereof. In the absence of a Responsible Officer’s receipt of such notice, the Indenture Trustee shall have no duty to take any action to determine whether any such event has occurred and may conclusively assume that no such event has occurred. The Indenture Trustee shall not be deemed to have knowledge of any event or information held by or imputed to any Person other than itself in its capacity as Indenture Trustee. The availability or delivery (including pursuant to this Indenture) of reports or other documents (including news or other publicly available reports or documents) to the Indenture Trustee shall not constitute actual or constructive knowledge or notice of information contained in or determinable from those reports or documents, except for such reports or documents that this Indenture expressly requires the Indenture Trustee to review.

(q) Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage regardless of the form of action.

(r) The Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Issuer, the Servicer, the Administrative Agent and/or a specified percentage of Noteholders under circumstances in which such direction is required or permitted by the terms of this Indenture or any other Transaction Document.

(s) The Indenture Trustee agrees to provide the Issuer with prompt written notice of any written repurchase demand it receives with respect to the Receivables underlying the Receivables Trust Certificate and to cooperate in good faith with any reasonable written request by the Issuer for information in the possession of the Indenture Trustee which is required in order to enable the Issuer to comply with the provisions of Rule 15Ga-1 under the Exchange Act as it relates to the Indenture Trustee or to the Indenture Trustee’s obligations under the Transaction Documents to which it is a party; provided that with respect to Rule 15Ga-1, only information in its possession need be provided, and the Indenture Trustee shall not be deemed a “securitizer” under the Exchange Act.

(t) The enumeration of any discretion, permissive right, privilege or power herein or in any other Transaction Document available to the Indenture Trustee shall not be construed to be the imposition of a duty, unless and except to the extent expressly set forth herein.

(u) Wells Fargo Bank, National Association will perform its obligations hereunder through its Corporate Trust Services department.

SECTION 6.02 Notice of [~~Early Amortization Event or~~ ]Event of Default.

Upon the occurrence of any [~~Early Amortization Event or~~ ]Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge or has received notice thereof at the Corporate Trust Office of the Indenture Trustee, the Indenture Trustee shall transmit by mail or via ctslink.com to the Noteholders as their names and addresses appear on the Note Register and the Rating Agency (if any Rating Agency then provides a rating on the Notes), notice of such [~~Early Amortization Event or~~ ]Event of Default within ten (10) Business Days after such Responsible Officer receives such notice or obtains actual knowledge.

SECTION 6.03 Certain Matters Affecting the Indenture Trustee.

Except as otherwise provided in Section 6.01 hereof:

(a) the Indenture Trustee may conclusively rely on and shall fully be protected in acting or refraining from acting in accordance with any resolution, certificate, statement, instrument, Officer’s Certificate, opinion, report, notice, request, direction, consent, order, bond, note, or other paper or document reasonably believed by it to be genuine and to have been signed or presented to it pursuant to this Indenture by the proper party or parties and shall be under no obligation to inquire as to the adequacy, accuracy or sufficiency of any such information or be under any obligation to make any calculation or verifications in respect of any such information and shall not be liable for any loss that may be occasioned thereby;

(b) before the Indenture Trustee acts or refrains from acting, it may require and shall be entitled to receive, at the reasonable expense of the Issuer, an Officer’s Certificate of the Issuer and/or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or Opinion of Counsel;

(c) as a condition to the taking, suffering or omitting of any action by it hereunder, the Indenture Trustee may consult with counsel and the advice or opinion of such counsel with respect to legal matters relating to the Indenture or the Notes shall be full and complete authorization and protection from any liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(d) the Indenture Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Indenture, or to honor the request or direction of any of the Noteholders or any other Person pursuant to this Indenture to institute, conduct or defend any litigation hereunder in relation hereto, unless such Noteholders or such other Person (if direction by such Person is permitted or required under this Indenture or any other Transaction Document) shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to the Indenture Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, however, that, subject to Section 6.01(d), nothing contained herein shall relieve the Indenture Trustee of the obligation, upon the receipt by a Responsible Officer of written notice of the occurrence of an Event of Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Indenture and to use the same degree of care or skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

(e) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, believed by it to be genuine, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer and the Servicer, personally or by agent or attorney; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured (as determined by the Indenture Trustee in its sole discretion) to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred thereby as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request upon demand;

(f) the Indenture Trustee shall not be required to make any initial or periodic examination of any documents or records related to any of the Trust Estate or Receivables Trust Estate for the purpose of establishing the presence or absence of defects, the compliance by the Issuer with its representations and warranties or for any other purpose;

(g) the Indenture Trustee shall not be liable for the acts or omissions of any successor to the Indenture Trustee so long as such acts or omissions were not the result of the negligence, bad faith or willful misconduct of the predecessor Indenture Trustee;

(h) the rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder;

(i) whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section;

(j) the Indenture Trustee shall not have any liability with respect to the acts or omissions of the Servicer (except and to the extent the Indenture Trustee is the Servicer), including acts or omissions in connection with the servicing, management or administration of Receivables; calculations made by the Servicer whether or not reported to the Issuer or Indenture Trustee; and deposits into or withdrawals from any accounts or funds established pursuant to the terms of this Indenture;

(k) the rights, immunities, indemnities and protections afforded to the Indenture Trustee pursuant to this Article VI shall also be afforded to any entity serving as Note Registrar;

(l) the Indenture Trustee shall not be responsible or liable in any manner whatsoever, for calculation, determination and/or verification of the allocations of Collections, determinations of monthly interest or the applications of Available Funds pursuant to this Indenture;

(m) without limiting the generality of this Section, the Indenture Trustee shall have no duty (i) to see to any recording or filing of, or for the preparation, correctness or accuracy of, any financing statement or continuation statement evidencing a security interest in the Receivables, or to see to the maintenance of any such recording or filing or to any rerecording, refiling or redepositing of any thereof, (ii) to confirm or verify the contents of any reports or certificates of the Servicer or the Issuer delivered to the Indenture Trustee pursuant to this Indenture or the other Transaction Documents believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties or (iii) to inspect the Receivables at any time or ascertain or inquire as to the performance or observance of any of the Issuer’s or the Servicer’s representations, warranties or covenants or the Servicer’s duties and obligations as Servicer and as custodian of books, records, files and computer records relating to the Receivables;

(n) The Indenture Trustee shall not be responsible to any Person for (i) the value, validity, effectiveness, genuineness, enforceability (other than as to the Indenture Trustee with respect to this Indenture) or sufficiency of this Indenture or any other document referred to or provided for herein or therein or, except as may otherwise be required by law, of the Trust Estate or Receivables Trust Estate `held by the Indenture Trustee hereunder, or (ii) the existence, validity, perfection, priority or enforceability of the Liens in any of the Trust Estate or Receivables Trust Estate, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder (except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of the Indenture Trustee), the validity of the title to the Trust Estate or Receivables Trust Estate, insuring the Trust Estate or Receivables Trust Estate or the payment of taxes, charges, assessments or Liens upon the Trust Estate or Receivables Trust Estate;

(o) Whenever the Indenture Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Indenture or any other Transaction Document, or is unsure as to the application, intent, interpretation or meaning of any provision of this Indenture or any other Transaction Document, or is, or appears to be, in conflict with any other applicable provision, or is silent or is incomplete as to the course of action to be adopted, the Indenture Trustee may give notice to the Noteholders and the Administrative Agent and request written direction therefrom, as to the course of action to be adopted and, to the extent the Indenture Trustee acts in good faith in accordance with the written direction of the Required Noteholders, the Indenture Trustee shall not be liable on account of such action. If the Indenture Trustee shall not have received appropriate written direction within thirty (30) days of such notice (or within such shorter period of time as reasonably may be specified in such notice), it may, but will be under no duty to, take or refrain from taking such action, not inconsistent with this Indenture, as it deems to be in the best interests of the Holders, and the Indenture Trustee shall not have any liability to the Issuer, the Holders or any other Person for such action or inaction;

(p) the right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

(q) the Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the Note Accounts created hereby or in the powers granted hereunder;

(r) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodians or nominees appointed with due care by it hereunder; provided, that the Indenture Trustee shall remain obligated and be liable to the Issuer and the Noteholders for the execution of their respective trusts and powers and performance of their respective duties hereunder without diminution of such obligations and liability by virtue of the appointment of any such agent, attorney, custodian or nominee, and to the same extent and under the same terms and conditions as if the Indenture Trustee alone were individually executing or performing such obligations; provided, however, that the Indenture Trustee shall not be liable for the execution or performance of any such obligations of the Indenture Trustee by any of the original parties (including any successors or assigns) to the Transaction Documents;

(s) the Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee’s conduct does not constitute willful misconduct, negligence or bad faith;

(t) in no event shall the Indenture Trustee be responsible or liable for punitive, special, indirect, or consequential loss or damage of any kind whatsoever (including, without limitation, loss of profit) irrespective of whether the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(u) each of the parties hereto hereby agrees and, as evidenced by its acceptance of any benefits hereunder, any Holder agrees that the Indenture Trustee in any capacity (x) has not provided and will not provide in the future, any advice, counsel or opinion regarding the tax, financial, investment, securities law or insurance implications and consequences of the consummation, funding and ongoing administration of this Indenture, including, but not limited to, income, gift and estate tax issues, and the initial and ongoing selection and monitoring of financing arrangements and (y) has not made any investigation as to the accuracy of any representations, warranties or other obligations of any Person under any Transaction Document (other than the Indenture Trustee’s representations and warranties set forth in Section 6.12) and shall have no liability in connection therewith, including any liability for the enforcement thereof (except for any enforcement obligations of the Indenture Trustee expressly set forth in the Transaction Documents);

(v) without limiting any other provision of this Indenture or any other Transaction Document, the Indenture Trustee shall not be charged with any knowledge held by or imputed to any of the Noteholders, the Issuer, the Servicer or any other Person;

(w) the Indenture Trustee shall not be liable for any delays in performance for causes beyond its control, including, but not limited to, fire, flood, epidemic, unusually severe weather, strike, restriction by civil or military authority in their sovereign or contractual capacities, transportation failure, loss or malfunctions of communications or computer (software and hardware) services, power line or other utility failures or interruptions, inability to obtain labor or any other force majeure event. In the event of any such delay, performance shall be extended for so long as such period of delay;

(x) the Indenture Trustee may request that the Issuer deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

(y) nothing in this Indenture or any other Transaction Document shall be deemed to obligate the Indenture Trustee to deliver any instruments, documents or any other property referred to herein or therein, unless the same or the components thereof shall have first been received by the Indenture Trustee pursuant to this Indenture; and

(z) the Indenture Trustee shall not be required to take any action hereunder or pursuant to any written instruction, direction or request delivered in accordance with the provisions hereof if the Indenture Trustee shall have been advised by counsel or it shall otherwise have reasonably determined that such action is likely to result in liability on the part of the Indenture Trustee (unless the Indenture Trustee has been sufficiently indemnified in its reasonable judgment), is contrary to the terms hereof or is otherwise contrary to law.

SECTION 6.04 Not Responsible for Recitals or Issuance of Notes.

The recitals contained herein and in the Notes, except with respect to the Indenture Trustee and its certificate of authentication, shall not be taken as the statements of the Indenture Trustee, and the Indenture Trustee does not assume any responsibility for their correctness. The Indenture Trustee does not make any representation as to the validity or sufficiency of the Indenture, the Notes or any related document or as to the perfection or priority of any security interest therein. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds from the Notes.

SECTION 6.05 Indenture Trustee May Hold Notes.

The Indenture Trustee, the Note Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and subject to Section 6.11, may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not Indenture Trustee, Note Registrar or such other agent.

SECTION 6.06 Money Held in Trust.

Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds held by the Indenture Trustee in trust hereunder except to the extent required herein or required by law. The Indenture Trustee shall not be under any liability for interest on any money received by it hereunder except (i) as otherwise agreed upon in writing by the Indenture Trustee and the Issuer and (ii) as an obligor with respect to Eligible Investments on which the institution acting as Indenture Trustee is an obligor.

SECTION 6.07 Compensation, Reimbursement and Indemnification.

(a) The Indenture Trustee shall be entitled to receive as compensation for acting as Indenture Trustee and, if applicable, Note Registrar, on each Payment Date and, in accordance with the priority set forth in Section 8.06 hereof, a fee equal to one-twelfth (1/12th) of $9,000 (which compensation shall not be limited by any law on compensation of a trustee of an express trust). In addition to compensation for its services, the Issuer shall reimburse the Indenture Trustee and the Note Registrar, in each case in accordance with the priority set forth in Section 8.06 hereof, for all reasonable and documented out-of-pocket expenses incurred or made by it (including, without limitation, expenses incurred in connection with notices or other communications to the Noteholders), disbursements and advances incurred or made by the Indenture Trustee and the Note Registrar in accordance with any of the provisions of this Indenture (including, but in no way limited to, any expenses incurred pursuant to Section 5.04, Section 5.05, Section 5.06 and Section 5.07), or any of the Transaction Documents. Such expenses shall include the reasonable and documented fees and out-of-pocket expenses, disbursements and advances of any agents, any co-trustee, counsel, accountants and experts, except any such expense, disbursement or advance as may arise from its willful misconduct, negligence or bad faith. In no event shall the Indenture Trustee or any agent of the Indenture Trustee advance any funds for the payment of principal, interest or premium on any Notes. The Issuer shall, in accordance with the priority set forth in Section 8.06, indemnify the Indenture Trustee and the Note Registrar and each of their respective officers, directors, agents and employees against any and all loss, suit, cost, claim, judgment, liability or expense (including the reasonable fees and expenses of counsel) incurred by it in connection with this Indenture and the performance of their respective duties hereunder and under the Transaction Documents, including in connection with any enforcement

(including any action, claim or suit brought) by the Indenture Trustee or the Note Registrar of any indemnification or other obligation of the Issuer. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided. The Issuer shall defend any claim against the Indenture Trustee; provided, however, the Indenture Trustee may have separate counsel and, if it does, the Issuer shall reimburse the Indenture Trustee for payment of the reasonable and documented fees and expenses of such counsel, in accordance with the priority set forth in Section 8.06; provided, further, that the Indenture Trustee shall not be required to tender the defense to the Issuer of (i) any claims in connection with the enforcement (including any action, claim or suit brought) by the Indenture Trustee or the Note Registrar of any indemnification or other obligation of the Issuer, or (ii) any claim by the Issuer or its Affiliates that the Indenture Trustee or the Note Registrar breached its duties under this Indenture, at law, or under any applicable standard of care. The Issuer shall not agree without the Indenture Trustee’s consent to a settlement of a claim against the Indenture Trustee unless (i) such settlement includes an unconditional release of the Indenture Trustee from any liabilities arising out of such action, suit or proceeding, (ii) the sole relief under the settlement is monetary, (iii) the Issuer indemnifies the Indenture Trustee for the full amount of the settlement, and (iv) the settlement does not include any findings of fact or admissions by or regarding the Indenture Trustee. Neither the Issuer nor the Servicer shall be required to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, negligence, intentional fraud or bad faith.

(b) The provisions of this Section shall survive the resignation and removal of the Indenture Trustee and the discharge, termination or assignment of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in Section 5.02(a) with respect to the Issuer, the expenses are intended to constitute expenses of administration under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or similar law.

(c) Notwithstanding anything herein to the contrary, the Indenture Trustee’s right to enforce any of the Issuer’s payment obligations pursuant to this Section 6.07 shall be subject to the provisions of Section 11.17(a).

SECTION 6.08 Replacement of Indenture Trustee.

(a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by giving sixty (60) days prior written notice to the Issuer. The Required Noteholders may remove the Indenture Trustee and any or all of its agents by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee by giving sixty (60) days prior written notice to the Indenture Trustee if:

(i) the Indenture Trustee fails to comply with Section 6.11;

(ii) the Indenture Trustee shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Indenture Trustee or all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Indenture Trustee; or the Indenture Trustee shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(iii) the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee, which successor shall be reasonably satisfactory to the Servicer.

(b) Any resignation or removal of the Indenture Trustee and appointment of a successor indenture trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor indenture trustee as provided in this Section 6.08(b).

(i) Any successor indenture trustee appointed as provided herein shall execute, acknowledge and deliver to the Issuer, to the Servicer and to its predecessor indenture trustee, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor indenture trustee shall become effective and such successor indenture trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Indenture Trustee herein. The predecessor indenture trustee shall deliver to the successor indenture trustee all documents or copies thereof and statements and all money and other property held by it hereunder; and the Issuer and the predecessor indenture trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor indenture trustee all such rights, powers, duties and obligations.

(ii) No successor indenture trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor indenture trustee shall be eligible under the provisions of Section 6.11.

(iii) Upon acceptance of appointment by a successor indenture trustee as provided in this Section, such successor indenture trustee shall provide notice of such succession hereunder to all Noteholders, and the Servicer shall provide such notice to the Rating Agency (if any Rating Agency then provides a rating on the Notes).

(c) If a successor Indenture Trustee does not take office within thirty (30) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Required Noteholders may, at the sole expense (including all fees, costs, and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such petition) of Issuer, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

(d) If the Indenture Trustee ceases to be eligible in accordance with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

(e) No Indenture Trustee under this Indenture shall be liable for any action or omission of any successor indenture trustee.

SECTION 6.09 Successor Indenture Trustee by Merger.

If the Indenture Trustee consolidates with, merges or converts into, or transfers or sells all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.

If at the time such successor by merger, conversion, consolidation or transfer to the Indenture Trustee shall succeed to such position, and any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor indenture trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere provided in the Notes or in this Indenture that the certificate of the Indenture Trustee shall have.

SECTION 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Receivables Trust Estate may at the time be located, in connection with any Proceeding or other enforcement action and to the extent of any conflict of interest, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Receivables Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Receivables Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08.

(b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or Receivables Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the written direction of the Indenture Trustee;

(ii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

(iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

(d) If necessary, any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 6.11 Eligibility; Disqualification.

The Indenture Trustee shall at all times have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and its long-term unsecured debt shall be rated at least Baa3 by Moody’s and at least BBB- by Standard & Poor’s. The Indenture Trustee (1) shall meet the requirements of Section 26(a)(1) of the Investment Company Act, (2) shall not be an Affiliate of the Issuer, the Depositor or the initial Servicer and (3) shall not offer or provide credit or credit enhancement to the Issuer. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 6.08.

SECTION 6.12 Representations and Warranties of the Indenture Trustee.

The Indenture Trustee represents and warrants that:

(i) the Indenture Trustee is duly organized and validly existing under the laws of the jurisdiction of its organization;

(ii) the Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and each other Transaction Document to which it is a party;

(iii) each of this Indenture and each other Transaction Document to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms; and

(iv) the Indenture Trustee meets the eligibility requirements set forth in Section 6.11.

SECTION 6.13 Execution of Transaction Document.

The Issuer hereby authorizes and directs, and by its acceptance of Notes, each Noteholder is hereby deemed to have authorized and directed, the Indenture Trustee to execute the Back-up Servicing Agreement and each other Transaction Document to which the Indenture Trustee is contemplated to be a party, in the form presented to the Indenture Trustee by the Issuer or its purported counsel.

SECTION 6.14 [Reserved].

SECTION 6.15 Rule 15Ga-1 Compliance.

(a) To the extent a Responsible Officer of the Indenture Trustee receives a demand for the repurchase of a Receivable based on a breach of a representation or warranty made by the [~~Seller~~] seller of such Receivable (each, a “Demand”), the Indenture Trustee agrees (i) if such Demand is in writing, promptly to forward such Demand to the Depositor and such [~~Seller~~] seller, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Indenture Trustee and the Depositor.

(b) In connection with the repurchase of a Receivable pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand by [~~the Seller~~]a seller of such Receivable, the Indenture Trustee agrees, to the extent a Responsible Officer of the Indenture Trustee has actual knowledge thereof, promptly to notify the Depositor in writing.

(c) The Indenture Trustee will (i) notify the Depositor, as soon as practicable and in any event within five (5) Business Days of the receipt thereof and in the manner set forth in Exhibit D hereof, of all Demands and provide to the Depositor any other information in its possession reasonably requested to facilitate compliance by it with Rule 15Ga-1 under the Exchange Act, and (ii) if requested in writing by the Depositor, provide a written certification no later than fifteen (15) days following any calendar quarter or calendar year that the Indenture Trustee has not received any Demands for such period, or if Demands have been received during such period, that the Indenture Trustee has provided all the information reasonably requested under clause (i) above with respect to such demands. For purposes of this Indenture, references to any calendar quarter shall mean the related preceding calendar quarter ending in March, June, September, or December, as applicable. The Indenture Trustee has no duty or obligation to undertake any investigation or inquiry related to any repurchases of Receivables, or otherwise assume any additional duties or responsibilities, other than those express duties or responsibilities of the Indenture Trustee hereunder or under the Transaction Documents, and no such additional obligations or duties are otherwise implied by the terms of this Indenture. The Depositor has full responsibility for compliance with all related reporting requirements associated with the transaction completed by the Transaction Documents and for all interpretive issues regarding this information.

ARTICLE VII

Noteholders’ List and Reports

SECTION 7.01 Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.

The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five (5) Business Days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names, addresses and taxpayer identification numbers of the Holders of Notes as they appear on the Note Register as of the most recent Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) Business Days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished to the Indenture Trustee.

SECTION 7.02 Preservation of Information; Communications to Noteholders.

(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names, addresses and taxpayer identification numbers of the Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.01 hereof upon receipt of a new list so furnished.

(b) Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or under the Notes.

ARTICLE VIII

Allocation and Application of Collections

SECTION 8.01 Collection of Money.

Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money and property received by it in trust for the Noteholders and shall apply it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any Transaction Document, the Indenture Trustee may, and upon the written direction of the Required Noteholders shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an [~~Early Amortization Event or an~~ ]Event of Default under this Indenture and to proceed thereafter as provided in Article V hereof.

SECTION 8.02 Establishment of the Note Accounts.

(a) The Servicer, for the benefit of the Noteholders, shall establish and maintain with the Indenture Trustee and in the name of the Indenture Trustee, on behalf of the Issuer, an Eligible Deposit Account bearing a designation clearly indicating that such account is the “Collection Account” hereunder and that the funds and other property credited thereto are held for the benefit of the Noteholders (the “Collection Account”). Funds in the Collection Account shall not bear interest, except to the extent invested in Eligible Investments.

(b) The Servicer, for the benefit of the Noteholders, shall establish and maintain with the Indenture Trustee and in the name of the Indenture Trustee, on behalf of the Issuer, an Eligible Deposit Account bearing a designation clearly indicating that such account is the “Reserve Account” hereunder and that the funds and other property credited thereto are held for the benefit of the Noteholders (the “Reserve Account”). Amounts on deposit in the Reserve Account shall be transferred to the Collection Account (a) on any Payment Date in accordance with Section 8.03(a), and (b) upon the commencement of an [~~Early Amortization Period~~]Event of Default or the final distribution in accordance with Section 10.02, except to the extent invested in Eligible Investments.

(c) The Note Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. Except as expressly provided in this Indenture and the Servicing Agreement, the Servicer agrees that it shall have no right of setoff or banker’s lien against, and no right to otherwise deduct from, any funds and other property held in the Note Accounts for any amount owed to it by the Indenture Trustee, the Issuer or any Noteholder. Pursuant to the Servicing Agreement, the Servicer shall instruct the Indenture Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer’s, the Issuer’s or the Indenture Trustee’s duties hereunder and under the Servicing Agreement.

(d) Funds (other than investment earnings and amounts deposited pursuant to Section 10.02 of this Indenture) on deposit in the Note Accounts shall, at the written direction of the Servicer, be invested by the Indenture Trustee in Eligible Investments selected by the Servicer. In the absence of any such written direction, amounts on deposit in the Note Accounts shall not be invested and the Indenture Trustee shall have no obligation or liability to pay any interest or earnings thereon. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders pursuant to Section 6.06. Funds representing Collections collected during any Collection Period shall be invested in Eligible Investments that will mature no later than the Business Day immediately prior to the Payment Date following the end of such Collection Period. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if the Servicer determines that such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment (in each case, which the Indenture Trustee shall have no duty or obligation to confirm or verify). Funds deposited in the Note Accounts on the Business Day immediately prior to a related Payment Date are not required to be invested overnight. On each Payment Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account that are to be distributed on such Payment Date shall be treated as “Collections” received during the related Collection Period. The Indenture Trustee shall not bear any responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section nor for the selection of Eligible Investments in accordance with the provisions of this Indenture. In addition, the Indenture Trustee shall not have any liability in respect of the losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Servicer to provide timely written investment direction. Investments in any Eligible Investment are not obligations or recommendations of, or endorsed or guaranteed by, the Indenture Trustee or its Affiliates and are not insured by the Federal Deposit Insurance Corporation. The Indenture Trustee and its Affiliates may provide various services for Eligible Investments and may be paid fees for such services. The other parties hereto agree that notifications after the completion of purchases and sales of Eligible Investments shall not be provided by the Indenture Trustee hereunder, and the Indenture Trustee shall make available, upon request and in lieu of notifications, periodic account statements that reflect such investment activity. No statement shall be made available if no investment activity has occurred during such period.

(e) The Indenture Trustee shall only be obligated to make payments from the Note Accounts to the extent sufficient amounts are deposited therein.

(f) If, at any time, a Note Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which the Administrative Agent may consent and the Rating Agency Notice Requirement is satisfied (if any Rating Agency then provides a rating on the Notes)) establish a new Note Account meeting the applicable conditions specified above, transfer any money, instruments, investment property and other property to such new Note Account and from the date such new account is established, it shall be the applicable Note Account.

SECTION 8.03 Collections and Allocations.

(a) The Servicer shall apply, or shall instruct the Indenture Trustee in writing (which instruction may be included in the Monthly Servicer Report) to apply and the Indenture Trustee shall apply, all funds on deposit in the Collection Account and the Reserve Account as described in this Article VIII. The Servicer shall deposit or cause to be deposited all Collections into the Collection Account as promptly as possible after the date of receipt of such Collections, but in no event later than the second (2nd) Business Day following the date of receipt of such Collections by the Servicer, except that the Servicer may retain funds equal to the accrued and unpaid amount, if any, of the Servicing Fee and shall not be required to deposit such funds in the Collection Account.

SECTION 8.04 Rights of Noteholders.

As set forth in the Granting Clauses, the Trust Estate and Receivables Trust Estate secure the obligation of the Issuer to pay the Holders of the Notes principal and interest and the other amounts payable pursuant to this Indenture.

SECTION 8.05 Release of Trust Estate.

(a) Subject to Section 11.01, the Indenture Trustee may, and when required by the provisions of this Indenture shall, upon Issuer Order, execute instruments prepared by and at the expense of the Issuer to release property from the lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(b) The Indenture Trustee upon Issuer Order shall authorize the Servicer to execute in the name and on behalf of the Indenture Trustee instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments with respect to the Receivables (and the Indenture Trustee shall execute any such documents on request of the Servicer), subject to the obligations of the Servicer under the Servicing Agreement and only to the extent necessary to permit the Servicer to carry out its servicing obligations thereunder.

(c) Upon Issuer Order, the Indenture Trustee shall, at such time as there are no Outstanding Notes or amounts owing hereunder, or concurrently with the Outstanding Notes and such other amounts being paid in full, release and transfer, without recourse, any remaining portion of the Trust Estate or Receivables Trust Estate (other than any cash held for the payment of Notes pursuant to Section 4.01 and any other amounts to be applied to make payments on the Notes) from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds and other property then credited to the Collection Account, the Reserve Account and any other account established pursuant to Section 8.02. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of an Issuer Order accompanied by an Officer’s Certificate of the Issuer and unless the Administrative Agent consents to such release, an Opinion of Counsel, to the effect that all conditions precedent to such release have been satisfied.

(d) Upon receipt in the Collection Account of the Repurchase Price with respect to any Receivable that is to be repurchased in accordance with Section 2.03(a), Section 2.04 or Section 2.10 of the Servicing Agreement, such repurchased Receivable (together with the related Receivable Agreement, all RSAs and insurance proceeds allocable thereto, and any other Sold Assets relating to such repurchased Receivable) shall automatically be released from the lien of this Indenture, without further action of any party hereto.

(e) The Indenture Trustee shall release the Receivables and related Sold Assets from the lien of this Indenture in connection with an optional redemption pursuant to Section 8.07 hereof and upon retirement of the Notes, as specified in an Issuer Order delivered in connection with such optional redemption. In addition, the Indenture Trustee shall release the Receivables and related Sold Assets subject to an optional purchase pursuant to Section 8.07(b) hereof from the lien of this Indenture upon such sale, as specified in an Issuer Order delivered in connection with such optional purchase.

SECTION 8.06 Application of Available Funds.

(a) The Indenture Trustee shall distribute on each Payment Date, based solely upon written instruction furnished to the Indenture Trustee by the Servicer (which instruction may be included in the Monthly Servicer Report), the Available Funds with respect to such Payment Date, in the following order of priority:

(i) (1) first, pro rata (based on amounts owing), (A) to the Indenture Trustee and the Note Registrar for amounts due to the Indenture Trustee or the Note Registrar pursuant to Section 6.07 hereof, (B) to the Receivables Trust Trustee for amounts due pursuant to Article VIII of the Receivables Trust Agreement, (C) to the Servicer, any expenses of the Servicer reimbursable pursuant to the Servicing Agreement, and (D) to the Back-up Servicer, if any, any expenses of the Back-up Servicer (other than Servicing Transition Costs (as such term is defined in the Back-up Servicing Agreement)) reimbursable pursuant to the Back-up Servicing Agreement, if any, that have not been paid by the Servicer; and (2) second, to the extent not duplicative with clause (1), to the Receivables Trust Trustee, the Servicer, the Back-up Servicer, if any, the Indenture Trustee and any other Person entitled thereto, pro rata (based on amounts owing), any indemnified amounts due and owing from the Issuer pursuant to any Transaction Document, in an aggregate amount for (1) and (2) above, not to exceed $200,000 during any calendar year; provided, that if an Event of Default or a Servicer Default shall have occurred and be continuing, such limitations shall not apply;

(ii) to the Back-up Servicer, if any, (x) an amount equal to the Back-up Servicing Fee for such Payment Date, plus the amount of any Back-up Servicing Fee previously due but not previously paid to the Back-up Servicer; and (y) in the event that a Servicing Transition Period has commenced, an amount equal to the Servicing Transition Costs, if any, not paid by the Servicer pursuant to the Back-up Servicing Agreement; provided, that the aggregate amount paid pursuant to this clause (ii)(y) on all Payment Dates shall not exceed $115,000;

(iii) to the Servicer, an amount equal to the Servicing Fee for such Payment Date (to the extent not retained by the Servicer pursuant to Section 8.03 hereof), plus the amount of any Servicing Fee previously due but not previously paid to the Servicer;

(iv) pro rata, (x) to the Administrative Agent for payment in accordance with the terms of the Note Purchase Agreement, the Monthly Interest, plus the amount of any Monthly Interest due on any previous Payment Date but not previously paid to the Administrative Agent, and (y) any Hedge Payment Amounts payable to the Interest Rate Hedge Counterparty;

(v) on any Payment Date when an [~~Early Amortization~~ ]Event of Default has not occurred that is continuing on such date, to the Reserve Account, (x) until the balance thereof equals the Required Reserve Account Amount and (y) in the event the Cap Condition is not then satisfied, until the balance thereof equals the Enhanced Required Reserve Account Amount;

(vi) pro rata, (x) to the Administrative Agent for application pursuant to the Note Purchase Agreement, (1) first, to reduce the Note Balance to the Target Class A Principal Amount, and (2) second, to reduce the Note Balance pursuant to a Note Balance Decrease of the Notes, if any, and pay, if applicable, any due and unpaid Breakage Fee, and (y) upon the termination in whole or in part of an Interest Rate Hedge Agreement where Interest Rate Hedge Counterparty is not the sole Defaulting Party or sole Affected Party (each as defined under the Interest Rate Hedge), for payment of any Hedge Breakage Costs owing to the Interest Rate Hedge Counterparty;

(vii) ratably to the Receivables Trust Trustee, the Indenture Trustee, the Note Registrar, the Servicer, the Back-up Servicer, if any, the Noteholders and the Administrative Agent, pro rata (based on amounts owing), an amount equal to the lesser of (x) fees and reasonable out of pocket expenses to the extent not paid in full pursuant to clause (a)(i)(1) above (and, in the case of the Back-up Servicer, which are reimbursable pursuant to the Back-up Servicing Agreement, if any, not paid by the Servicer) and in the case, of the Noteholders and the Administrative Agent, as applicable, any other amounts (other than principal payments on the Notes or Monthly Interest) due and owing to the Noteholders or the Administrative Agent on such Payment Date pursuant to the Note Purchase Agreement (including, but not limited to, amounts payable pursuant to Sections 2.06, 2.07 and 2.08 of the Note Purchase Agreement) and (y) all funds remaining after giving effect to the distributions in clause (i) through (vii) above;

(viii) to the Receivables Trust Trustee, the Indenture Trustee, the Note Registrar, the Servicer, the Back-up Servicer, if any, and any other Person entitled thereto, pro rata (based on amounts owing), an amount equal to the lesser of (x) any indemnified amounts due and owing from the Issuer pursuant to any Transaction Document to the extent not paid in full pursuant to clause (a)(i)(2) above and (y) all funds remaining after giving effect to the distributions in clause (i) through (viii) above;

(ix) upon the termination in whole or in part of an Interest Rate Hedge Agreement where the Interest Rate Hedge Counterparty is the sole Defaulting Party or sole Affected Party, for payment of any Hedge Breakage Costs owing to the Interest Rate Hedge counterparty; and

(x) all remaining amounts, to the Depositor, as the holder of 100% of the limited liability company interests in the Issuer.

SECTION 8.07 Optional Redemption of the Notes.

(a) The Issuer shall retire the Notes in the event that the Servicer exercises its optional purchase right pursuant to Section 6.04 of the Servicing Agreement to purchase all (but not less than all) of the Receivables Trust Certificate (whereupon the Issuer may cause the Receivables Trust to distribute all remaining Receivables to the Issuer or its designee) or the remaining Receivables held by the Receivables Trust.

(b) In accordance with a securitization, sale or other transaction, the Servicer, Sponsor or Depositor may undertake an optional purchase by it or its designee on any Business Day of all (but not less than all) of the remaining Receivables held by the Receivables Trust with at least three (3) Business Days’ notice of such redemption to the Issuer, the Receivables Trust, the Indenture Trustee, the Administrative Agent and the Noteholders. In order to exercise its purchase option set forth in this clause (b), the Servicer, the Sponsor or the Depositor, as applicable (in such capacity, the “Purchasing Party”), shall provide written notice of its exercise of such option to the Indenture Trustee, the Administrative Agent and the Receivables Trust Trustee at least three (3) Business Days prior to its exercise. Notwithstanding anything herein to the contrary, the notice requirements of this Section 8.07(b) shall be deemed satisfied to the extent waived in writing by the Administrative Agent and the Indenture Trustee (as directed by the Administrative Agent). Following receipt of such notice, the Indenture Trustee shall provide written notice to the Noteholders of such purchase by making electronically available such Purchasing Party notice on its website at www.ctslink.com. Such notice to Noteholders shall to the extent practicable be delivered not later than three (3) Business Days prior to the date on which the proceeds of such purchase shall be applied to repay Issuer Obligations. The Redeeming Party shall, by 1:30 p.m.

Eastern Standard Time, on the date on which such purchase is to be made, deposit the net proceeds of such purchase with the Indenture Trustee. The Indenture Trustee shall apply such funds as Collections on the Business Day on which such funds are received in accordance with the priorities set forth in Section 8.06 hereof, pursuant to written direction of the Servicer.

(c) The aggregate redemption price for the remaining Receivables and related Sold Assets in connection with the exercise of the option described in clause (a) or clause (b) above (the “Optional Purchase Price”) will be equal to the sum of (i) the Borrowing Base Receivables Principal Balance, plus accrued and unpaid interest thereon and (ii) any fees, expenses, indemnification amounts or other reimbursements owed to the Indenture Trustee, the Receivables Trust Trustee, the Note Registrar or the Back-up Servicer, if any, and in any event must be at least equal to the amount necessary to pay all amounts owing on the Notes in full on the final Payment Date in accordance with the priorities set forth in Section 8.06.

(d) In order to exercise its purchase option set forth in clause (a) (the Servicer, the Sponsor or the Depositor, as applicable (in such capacity, the “Redeeming Party”), shall provide written notice of its exercise of such option to the Indenture Trustee, the Administrative Agent and the Receivables Trust Trustee at least thirty (30) days prior to its exercise. Following receipt of such notice, the Indenture Trustee shall provide written notice to the Noteholders of the final payment on the Notes by delivering the Redeeming Party’s written notice to the Indenture Trustee regarding such purchase. Such notice to Noteholders shall to the extent practicable be delivered not later than ten (10) Business Days prior to the final Payment Date on which such purchase option shall be exercised. Such notice from the Indenture Trustee to Noteholders shall specify that payment of the principal amount and any interest due with respect to such Notes at the final Payment Date will be payable only upon presentation and surrender of such Notes and shall specify the place where such Notes may be presented and surrendered for such final payment. No interest shall accrue on the Notes on or after any such final Payment Date, provided that the Redeeming Party shall have deposited the Optional Purchase Price (or portion thereof) as required under the following sentence. In addition, the Redeeming Party shall, on or before the proposed Payment Date on which such purchase or redemption is to be made, deposit the Optional Purchase Price (less the amount of any funds then on deposit in the Collection Account and the Reserve Account) with the Indenture Trustee. In accordance with written direction delivered to the Indenture Trustee at least five (5) Business Days prior to the final Payment Date, subject to Section 8.7(e), the Indenture Trustee shall apply such funds to make payments of all amounts owing to the transaction parties pursuant to the Transaction Documents by no later than 2:00 New York City time on the final Payment Date and make final payments of principal and interest on the Notes in accordance with such direction, which shall reflect the priorities set forth in Section 8.06 hereof, and this Indenture shall be discharged.

(e) In connection with such payments and redemption made on such final Payment Date this Indenture, except with respect to the rights and immunities of the Indenture Trustee hereunder, including the rights of the Indenture Trustee under Section 6.07, shall be discharged and cease to be of further effect when:

(i) all Notes theretofore authenticated and delivered (other than any Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.05) have been delivered to the Indenture Trustee for cancellation;

(ii) the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes (to the extent not theretofore delivered to the Indenture Trustee for cancellation);

(iii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer with respect to the Notes and with respect to the Indenture Trustee; and

(iv) the Issuer has delivered to the Indenture Trustee an Officer’s Certificate of the Issuer meeting the applicable requirements of Section 11.01 and stating that all conditions precedent herein relating to the satisfaction and discharge of this Indenture have been complied with.

SECTION 8.08 Determination of Monthly Interest.

The amount of Monthly Interest distributable from the Collection Account and the Reserve Account with respect to the Notes on any Payment Date shall be an amount determined by the Administrative Agent as provided in the Note Purchase Agreement.

SECTION 8.09 Distributions and Payments to Noteholders.

(a) Payments shall be made to, and reports shall be provided to, Noteholders as expressly set forth herein and in the Servicing Agreement. The identity of the Noteholders with respect to distributions and reports shall be determined as of the immediately preceding Record Date.

(b) Subject to the provisions of Section 5.05 hereof, on each Payment Date, the Indenture Trustee, in accordance with the Monthly Servicer Report and Section 8.06, shall pay to each Noteholder of record on the related Record Date (other than as provided in Section 10.02 hereof) or to such other Person as may be specified in Section 8.06, such amounts held by the Indenture Trustee that are allocated and available on such Payment Date to pay amounts payable to the Noteholders or such other Person pursuant to Section 8.06.

(c) Except as provided in Section 10.02 hereof with respect to a final distribution, distributions to Noteholders hereunder shall be made by wire transfer of same day funds to the account that has been designated by the applicable Noteholders not less than five (5) Business Days prior to such Payment Date.

SECTION 8.10 Reports and Statements to Noteholders.

(a) Not later than the second Business Day preceding each Payment Date on which Notes are Outstanding, the Servicer shall deliver to the Indenture Trustee, and the Indenture Trustee shall make available electronically to the Issuer, the Back-up Servicer, the Administrative Agent and the Noteholders, a Monthly Servicer Report, substantially in the form of Exhibit A to the Servicing Agreement prepared by the Servicer, among other things, the following information:

(i) the amount of Collections received during the related Collection Period;

(ii) the amount of Available Funds on the related Payment Date;

(iii) the amount of Collections constituting (A) Recoveries, (B) RSA proceeds, credit insurance and sales tax refunds and (C) other Finance Charges received during the related Collection Period;

(iv) the amount of principal payable to the Notes;

(v) the amount of Indenture Trustee, Receivables Trust Trustee and Back-up Servicer fees and expenses, and Owner’s Yield for each Owner, respectively;

(vi) the amount of the Servicing Fee for such Payment Date;

(vii) the total amount to be distributed to Noteholders on such Payment Date;

(viii) the outstanding principal balance of the Notes as of the end of the day on the Payment Date;

(ix) the aggregate Outstanding Receivables Balance that became Defaulted Receivables during the related Collection Period;

(x) the Aggregate Investor Net Loss Amount for the related Collection Period; and

(xi) the aggregate Outstanding Receivables Balance of Receivables that were 1-30 days, 31-60 days, 61-90 days, 91-120 days, 121-150 days, 151-180 days and more than 180 days delinquent, respectively, as of the end of the related Collection Period.

On or before each Payment Date, to the extent the Servicer provides such information to the Indenture Trustee at least one (1) Business Day prior to such Payment Date, the Indenture Trustee will make available the Monthly Servicer Report via the Indenture Trustee’s Internet website and, at the written direction of the Issuer, such other information regarding the Notes and/or the Receivables Trust Estate as the Indenture Trustee may have in its possession, but only with the use of a password provided by the Indenture Trustee; provided, however, the Indenture Trustee shall have no obligation to provide such information described in this Section 8.10 until it has received the requisite information from the Issuer or the Servicer. The Indenture Trustee will make no representations or warranties as to the accuracy or completeness of such documents or information and will assume no responsibility therefor.

(b) The Indenture Trustee’s internet website shall be initially located at “www.CTSLink.com” or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Noteholders and the Rating Agency. In connection with providing access to the Indenture Trustee’s Internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for information disseminated in accordance with this Indenture. In addition, the Indenture Trustee shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by the Servicer.

(c) On or before March 31 of each calendar year, beginning with calendar year 2018, the Indenture Trustee, shall, upon written request, furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Noteholder, a report prepared by the Servicer containing the information which is required to be contained in the Monthly Servicer Report delivered pursuant to paragraph (a) above aggregated for such calendar year or the applicable portion thereof during which such Person was a Noteholder, together with other information the Servicer determines is required to be provided by an issuer of indebtedness under the Internal Revenue Code. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect. Notwithstanding the foregoing, the Indenture Trustee shall only be obligated to distribute to any such Person any such information or statements to the extent received by the Trustee from the Servicer.

ARTICLE IX

Supplemental Indentures

SECTION 9.01 Supplemental Indentures.

(a) The Issuer, the Servicer and the Indenture Trustee, when authorized by an Issuer Order, may, with the consent of the Administrative Agent (which consent shall be deemed to be given on behalf of all the Noteholders) and with prior notice to the Rating Agency (if any Rating Agency then provides a rating on the Notes, as evidenced by an Officer’s Certificate delivered by the Issuer to the Indenture Trustee), enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that, unless waived by the Administrative Agent, the Issuer shall have delivered to the Administrative Agent and the Indenture Trustee a Tax Opinion, dated the date of any such action, addressing such action.

(b) Notwithstanding the foregoing or any other provision of this Indenture or any other Transaction Document to the contrary, the Administrative Agent may, on behalf of all Noteholders, waive any default by the Issuer or the Servicer in the performance of its obligations hereunder and its consequences, except (i) the failure to make any distributions required to be made to Noteholders or to make any required deposits of any amounts to be so distributed (which such default may only be waived by 100% of the affected Noteholders), or (ii) with respect to any right of, or obligations owed to, the Indenture Trustee in its individual capacity. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Indenture. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. Written notice of any such waiver shall be delivered to the Indenture Trustee, together with a certificate under which the Issuer or the Servicer certifies that such waiver is permitted by and not prohibited by this Indenture or any other Transaction Document. The Indenture Trustee shall be entitled to rely conclusively and exclusively on such certificate, and shall be protected in so relying, with not duty to make any determination or investigation with respect thereto.

(c) The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

SECTION 9.02 Execution of Supplemental Indentures.

In executing any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee, at the expense of the Issuer, shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Officer’s Certificate of the Issuer and, if any Noteholder did not consent to such supplemental indenture, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied.

The Indenture Trustee may, but shall not be obligated to, enter into any supplemental indenture that affects its (as such or in its individual capacity) own rights, duties, liabilities, benefits, protections, privileges or immunities under this Indenture or otherwise.

All reasonable fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred in connection with any amendment, modification, waiver or supplement to this Indenture shall be payable by the Issuer.

SECTION 9.03 Effect of Supplemental Indenture.

Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer, the Servicer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and the terms and conditions of any such supplemental indenture shall be deemed to be a part of this Indenture for any and all purposes.

SECTION 9.04 Reference in Notes to Supplemental Indentures.

Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Issuer or the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for the Outstanding Notes.

SECTION 9.05 Modification of Obligations of Receivables Trust Trustee.

Notwithstanding anything in this Article IX to the contrary, no amendment may be made to this Indenture that would adversely affect the rights, indemnities, immunities, liabilities or duties of the Receivables Trust Trustee without the written consent of the Receivables Trust Trustee.

ARTICLE X

Termination

SECTION 10.01 Termination of Indenture.

The respective obligations and responsibilities of the Issuer, the Servicer and the Indenture Trustee created hereby (other than those which by their terms survive) shall terminate upon payment in full of all Outstanding Notes and the satisfaction in full of all other obligations of the Issuer, the Servicer and the Indenture Trustee pursuant to this Indenture.

SECTION 10.02 Final Distribution.

(a) The Servicer shall give the Indenture Trustee at least thirty (30) days’ prior written notice of the Payment Date with respect to which the Noteholders may surrender their Notes for payment of the final distribution on and cancellation of such Notes. Such notice to the Indenture Trustee shall be accompanied by an Officer’s Certificate of the Servicer setting forth the information specified in Section 3.09 covering the period during the then-current calendar year through the date of such notice. To the extent practicable, not later than ten (10) Business Days prior to such final Payment Date, the Indenture Trustee shall provide notice to Noteholders specifying (i) the Payment Date upon which final payment of the Notes will be made upon presentation and surrender of such Notes at the office or offices therein designated, (ii) the amount of any such final payment, to be made in accordance with Section 8.06, and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified. The Indenture Trustee shall give such notice to the Note Registrar (if other than the Indenture Trustee) at the time such notice is given to Noteholders.

(b) Notwithstanding a final distribution to the Noteholders (or the termination of the Issuer), except as otherwise provided in this paragraph (b), all funds on deposit in the Collection Account and the Reserve Account on the final Payment Date, shall continue to be held in trust for the benefit of such Noteholders and the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes in accordance with the written direction of the Servicer given pursuant to Section 8.06. In the event that all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from the Indenture Trustee described in paragraph (a) above, the Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto. If within one (1) year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes pursuant to and as described in Section 3.03. Subject to applicable escheat laws, the Indenture Trustee shall pay to the Issuer any monies held by it for the payment of principal or interest that remains unclaimed for two (2) years pursuant to and as described in Section 3.03. After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

(c) Any time prior to the Note Initial Increase Date, the Issuer, with the written consent of the Administrative Agent, may terminate this Indenture by Issuer Order to the Indenture Trustee with instructions providing for such termination.

ARTICLE XI

Miscellaneous

SECTION 11.01 Compliance Certificates.

Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee an Officer’s Certificate of the Issuer stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with.

Every certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i) a statement that each signatory of such certificate has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

(iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

SECTION 11.02 Form of Documents Delivered to Indenture Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such Authorized Officer’s certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Depositor, the Sponsor, or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Depositor, the Sponsor, or the Issuer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two (2) or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 11.03 Acts of Noteholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing and satisfying any requisite percentages as to minimum number or Dollar value of aggregate unpaid principal amount represented by such Noteholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.03.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

(c) The ownership of Notes shall be proved by the Note Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee or successor thereof) of every Note issued upon the registration thereof, in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

SECTION 11.04 Notices, Etc. Any request, demand, authorization, direction, notice, consent, waiver, or Act of Noteholders or other communication provided for or permitted by the Indenture shall be in writing, if made upon, given or furnished to, or filed with:

(a) the Indenture Trustee shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Responsible Officer, by hand, facsimile transmission, electronic communication (including e-mail), courier, overnight delivery service, certified mail (return receipt requested and postage prepaid), or by other means acceptable to the Indenture Trustee to or with the Indenture Trustee at its Corporate Trust Office; or

(b) the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Responsible Officer, by hand, facsimile transmission, electronic communication (including e-mail), courier, overnight delivery service, certified mail (return receipt requested and postage prepaid) or by other means acceptable to the Issuer, to the Issuer addressed to it at Conn’s Receivables Warehouse, LLC, 4055 Technology Forest Blvd., Suite 210, The Woodlands, TX, 77381, Attention: Mark Prior, Email: mark.prior@conns.com, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer.

The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee. Notwithstanding any provisions of this Indenture to the contrary, the Indenture Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to this Indenture or the Notes.

SECTION 11.05 Notices to Noteholders; Waiver.

Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided), if in writing (including e-mail and facsimile communication) and either mailed by first-class mail postage prepaid or national overnight courier service or sent via electronic mail or facsimile to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given, neither the failure to deliver such notice, nor any defect in any notice so delivered, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders and any notice which is delivered in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In the event that, by reason of the suspension of regular mail service, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Where this Indenture provides for notice to the Rating Agency, such notice is applicable solely if any Rating Agency then provides a rating on the Notes and failure to give such notice at any time shall not affect any other rights or obligations created hereunder and shall not under any circumstances constitute a Servicer Default or an Event of Default.

SECTION 11.06 Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 11.07 Successors and Assigns.

All covenants and agreements in this Indenture by the Issuer and the Servicer shall bind their respective successors and assigns, whether so expressed or not. All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors and assigns. Notwithstanding the foregoing, no party hereto may assign its rights or obligations under this Indenture without the prior written consent of each other party hereto.

SECTION 11.08 Severability.

In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.09 Benefits of Indenture.

Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, the Receivables Trust Trustee, the Noteholders, and their respective successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Receivables Trust Trustee is a third-party beneficiary to this Indenture and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

SECTION 11.10 Legal Holidays.

In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due.

SECTION 11.11 Governing Law; Jurisdiction; Jury Trial.

(a) THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE COUNTY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS INDENTURE, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY HERETO OR ANY OF THEIR PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

(c) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, OR RELATING TO AN INCIDENT TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS INDENTURE OR THE OTHER TRANSACTION DOCUMENTS.

(d) The Indenture Trustee hereby agrees with the Issuer that (i) each of the Note Accounts is a securities account maintained at the Indenture Trustee as “securities intermediary” within the meaning of Section 8-102(14) of the UCC, (ii) each item of property (whether investment property, financial asset, security, cash or instrument) credited to any Note Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC, (iii) the Indenture Trustee is the “entitlement holder” within the meaning of Section 8-102(8) of the UCC with respect to each Note Account and the Indenture Trustee, in its capacity as securities intermediary, shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to the Note Accounts, (iv) the Indenture Trustee, in its capacity as securities intermediary, shall comply with entitlement orders originated by the Indenture Trustee with respect to each of the Note Accounts without the further consent of any other Person, (v) except as otherwise expressly provided in this Indenture, the Indenture Trustee, in its capacity as securities intermediary, shall not agree to comply with entitlement orders or instructions directing the disposition of funds with respect to the Note Accounts originated by any Person other than the Indenture Trustee, (vi) the Indenture Trustee, solely in its capacity as securities intermediary, waives any Lien on any property credited to any Note Account, (vii) the Indenture Trustee, in its capacity as securities intermediary, has and at all times will maintain each of the Note Account at an office within the United States of America and agrees that the State of New York shall be deemed to be the “securities intermediary’s jurisdiction” (within the meaning of Section 8-110 of the UCC) and, if applicable, “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC), with respect to the Note Accounts, and (viii) (x) as permitted by Article 4 of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (the “Hague Convention”), the parties hereto agree that the law in force in the State of New York shall govern each of the issues specified in Article 2(1) of the Hague Convention (y)

any other account agreement agreements, if any, governing the Note Accounts is hereby amended to include clause (x), and (z) it will not modify the law applicable to such issues hereunder or (as long as the Indenture is in effect) under any such other account agreements, without the prior written consent of the Issuer and the Primary Note Purchaser. The provisions of the immediately preceding sentence shall amend any account agreement governing the Note Accounts. The rights, protections, benefits, immunities and indemnities afforded to the Indenture Trustee under this Indenture shall be afforded to the Indenture Trustee as securities intermediary, mutatis mutandis.

SECTION 11.12 Counterparts.

This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Indenture by facsimile or in .pdf or similar electronic format shall be effective as delivery of a manually executed counterpart of this Indenture.

SECTION 11.13 Recording of Indenture.

If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which shall be counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

SECTION 11.14 [Reserved].

SECTION 11.15 Trust Obligation.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Receivables Trust Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Receivables Trust Trustee in their respective individual capacities, (ii) any owner of a beneficial interest in the Receivables Trust or the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Receivables Trust Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Receivables Trust, the Receivables Trust Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Receivables Trust Trustee in their individual capacities.

SECTION 11.16 Limitation of Liability of Receivables Trust Trustee.

It is expressly understood and agreed by the parties hereto that (i) this Indenture is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Receivables Trust Trustee of the Receivables Trust, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Receivables Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association, but is made and intended for the purpose of binding only the Receivables Trust, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv) Wilmington Trust, National Association, has made no investigation as to the accuracy or completeness of any representations or warranties made by the Receivables Trust in this Indenture and (v) under no circumstances shall Wilmington Trust, National Association, be personally liable for the payment of any indebtedness or expenses of the Receivables Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Receivables Trust under this Indenture or any other related documents.

SECTION 11.17 No Bankruptcy Petition; Disclaimer and Subordination.

(a) Notwithstanding any prior termination of this Indenture, to the fullest extent permitted by law, each of the Servicer, the Indenture Trustee and each Noteholder and the holders of the Trust Certificates (by acceptance of the applicable Notes or Trust Certificates, as applicable) agrees that it shall not, prior to the date that is one year and one day (or such longer preference period as shall then be in effect) after that date on which the Notes (and, in the case of the Depositor, any indebtedness under any other Permitted ABS Transaction) are no longer Outstanding, file, commence, join, or acquiesce in a petition or proceeding, or cause any of the Depositor, the Receivables Trust or the Issuer to file, commence, join, or acquiesce in a petition or proceeding, that causes (i) any of the Depositor, the Issuer or the Receivables Trust to be a debtor under any Debtor Relief Law or (ii) a trustee, conservator, receiver, liquidator, or similar official to be appointed for any of the Depositor, the Issuer or the Receivables Trust or any substantial part of its property. The parties hereto agree that the obligations under this Section 11.17 shall survive termination of this Indenture.

(b) The provisions of this Section 11.17 shall be for the third party benefit of those entitled to rely thereon and shall survive the resignation or removal of any party to this Indenture and the termination of this Indenture.

SECTION 11.18 Tax Matters; Administration of Transfer Restrictions.

(a) Notwithstanding anything to the contrary herein, each of the Servicer and the Indenture Trustee shall be entitled to withhold any amount in respect of a Note that it determines in its sole discretion is required to be withheld pursuant to Sections 1441-1446 of the Internal Revenue Code or FATCA and such amount shall be deemed to have been paid for all purposes of this Indenture. The Issuer hereby agrees to fully indemnify the Indenture Trustee for any penalties (and interest thereon), fees, costs, damages or other liabilities imposed on the Indenture Trustee by any Governmental Authority arising from the Indenture Trustee’s failure to collect or report any Noteholder tax information, or to withhold or deduct any withholding tax; provided, that indemnification shall not be required with respect to penalties, fees, costs, damages or other liabilities imposed on the Indenture Trustee arising from the Indenture Trustee’s own willful misconduct, negligence or bad faith in failing to collect or report any Noteholder tax information, or to withhold or deduct any withholding tax.

(b) Each Noteholder agrees that it will comply with its obligations under Section 2.08(b) and 2.08(c) of the Note Purchase Agreement (a copy of which the Indenture Trustee acknowledges it has received) and will provide to the Indenture Trustee copies of any forms or information required to be delivered thereunder. Each Noteholder agrees to provide to the Servicer and the Indenture Trustee like additional subsequent duly completed forms (subject to like consent) satisfactory to the Servicer and the Indenture Trustee on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it, and to provide such extensions or renewals as may be reasonably requested by the Servicer or the Indenture Trustee. Each Noteholder certifies, represents and warrants that as of the date of this Indenture, or in the case of a Noteholder which is an assignee as of the date of such assignment, that it is entitled (x) to receive payments under this Indenture without deduction or withholding (other than pursuant to Section 1446 of the Internal Revenue Code, if applicable) of any United States federal income taxes and (y) to an exemption from United States backup withholding tax. Each Noteholder represents and warrants that it shall pay any taxes imposed on such Noteholder attributable to its interest in the Notes.

(c) The Indenture Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture with respect to any transfer of any interest in any Note (including any transfers between or among Holders) other than to require delivery of such certificates as are expressly required by, and to do so if and when expressly required by, this Indenture, and to examine the same to determine material compliance as to form with the express requirements hereof.

SECTION 11.19 Limited Recourse. No recourse under or with respect to any obligation, covenant or agreement of the Issuer as contained in this Indenture or any of the other Transaction Documents or any other agreement, instrument or document to which the Issuer is a party shall be had against any incorporator, stockholder, affiliate, officer, employee or director of the Issuer by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise, it being expressly agreed and understood that the agreements of the Issuer contained in this Indenture and all other agreements, instruments and documents entered into pursuant hereto or in connection herewith are, in each case, solely corporate obligations of the Issuer. Notwithstanding any provisions contained in this Indenture to the contrary, the Issuer shall not, and shall not be obligated to, pay any fees, costs, indemnified amounts or expenses due pursuant to this Indenture other than in accordance with the order of priorities set forth in Section 8.06 of this Indenture. Any amount which the Issuer does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended from time to time) against or obligation of the Issuer for any such insufficiency unless and until funds are available for the payment of such amounts as aforesaid. The parties hereto agree that the provisions under this Section 11.19 shall survive the resignation or removal of any such party to this Indenture and the termination of this Indenture.

SECTION 11.20 Effectiveness of this Indenture. Notwithstanding anything to the contrary herein, the Granting Clauses and the representations, warranties, covenants and other obligations of the Issuer and Receivables Trust under this Indenture [~~shall not become~~]became effective [~~until~~] ~~the Note Initial Increase Date~~[~~.~~]on August 8, 2017.

SECTION 11.21 Patriot Act. The parties hereto acknowledge that in accordance with requirements established under the USA PATRIOT Act and its implementing regulations (collectively, the “Patriot Act”), the Indenture Trustee, in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Indenture Trustee. Each party hereby agrees that it shall provide the Indenture Trustee with such information in its possession as the Indenture Trustee may request from time to time in order to comply with any applicable requirements of the Patriot Act.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Issuer, the Servicer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the date first above written.

CONN’S RECEIVABLES WAREHOUSE, LLC, as Issuer

By:
Name:
Title:

CONN APPLIANCES, INC., as Servicer

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:
Name:
Title:

Indenture Signature Page

Solely with respect to the Granting Clauses:

CONN’S RECEIVABLES WAREHOUSE TRUST, as Receivables Trust

By: Wilmington Trust, National Association, not in its individual capacity but solely as Receivables Trust Trustee

By:

Name:
Title:

Indenture Signature Page

Solely with respect to Section 5.07:

CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

[~~CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent~~ ]

By:
Name:
Title:

Indenture Signature Page

EXHIBIT A

FORM OF NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY UNITED STATES STATE SECURITIES OR “BLUE SKY” LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION, AND, AS A MATTER OF U.S. LAW, MAY NOT BE OFFERED OR SOLD IN VIOLATION OF THE SECURITIES ACT OR SUCH OTHER LAWS. THIS NOTE, AND ANY BENEFICIAL INTEREST HEREIN, MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND $1,000 INCREMENTS IN EXCESS THEREOF. THE HOLDER HEREOF, BY PURCHASING OR ACCEPTING THIS NOTE, IS HEREBY DEEMED TO HAVE AGREED FOR THE BENEFIT OF THE ISSUER AND THE INITIAL PURCHASERS THAT IT WILL RESELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE, AS A MATTER OF U.S. LAW, ONLY TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AS DEFINED IN RULE 144A PROMULGATED UNDER THE SECURITIES ACT (“RULE 144A”) (A “QUALIFIED INSTITUTIONAL BUYER”), THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN ACCORDANCE WITH ANY UNITED STATES STATE SECURITIES OR “BLUE SKY” LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION.

EACH NOTEHOLDER OR BENEFICIAL OWNER, BY ACCEPTANCE OF THIS NOTE, OR, IN THE CASE OF A BENEFICIAL OWNER, A BENEFICIAL INTEREST IN THIS NOTE, WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT AND IS NOT ACTING ON BEHALF OF, OR USING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OR (D) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY NON-U.S., FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (“SIMILAR LAW”) OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF ANY SUCH PLAN OR (II) ITS ACQUISITION, CONTINUED HOLDING, AND DISPOSITION OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION OR VIOLATION OF ANY SIMILAR LAW.

THIS NOTE AND RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES UNDERTAKEN OR REPRESENTED BY THE HOLDER, FOR RESALES AND OTHER TRANSFERS OF THIS NOTE, TO REFLECT ANY CHANGE IN, OR TO MAKE USE OF OTHER, APPLICABLE LAWS OR REGULATIONS (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO RESALES OR OTHER TRANSFERS OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS NOTE AND ANY BENEFICIAL OWNER OF ANY INTEREST THEREIN SHALL BE DEEMED, BY ITS ACCEPTANCE OR PURCHASE HEREOF OR THEREOF, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT (EACH OF WHICH SHALL BE CONCLUSIVE AND BINDING ON THE HOLDER HEREOF AND ALL FUTURE HOLDERS OF THIS NOTE AND ANY NOTES ISSUED IN EXCHANGE OR SUBSTITUTION THEREFOR, WHETHER OR NOT ANY NOTATION THEREOF IS MADE HEREON) AND AGREES TO TRANSFER THIS NOTE ONLY IN ACCORDANCE WITH SUCH RELATED DOCUMENTATION AS SO AMENDED OR SUPPLEMENTED AND IN ACCORDANCE WITH APPLICABLE LAW IN EFFECT AT THE DATE OF SUCH TRANSFER.

THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE REDUCED FROM TIME TO TIME BY DISTRIBUTIONS ON THIS NOTE ALLOCABLE TO PRINCIPAL. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE DIFFERENT FROM THE INITIAL PRINCIPAL AMOUNT SHOWN BELOW. ANYONE ACQUIRING THIS NOTE MAY ASCERTAIN THE CURRENT OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE BY INQUIRY OF THE INDENTURE TRUSTEE. ON THE DATE OF THE INITIAL ISSUANCE OF THIS NOTE, THE INDENTURE TRUSTEE IS WELLS FARGO BANK, NATIONAL ASSOCIATION.

THIS NOTE IS NOT AN OBLIGATION OF, AND IS NOT INSURED OR GUARANTEED BY, ANY GOVERNMENTAL AGENCY, CONN APPLIANCES, INC., CONN’S INC., CONN CREDIT I, [~~L.P.~~]LP, THE INDENTURE TRUSTEE, ANY TRUSTEE OR ANY AFFILIATE OF ANY OF THE FOREGOING.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, AGREES TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE UNITED STATES FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

Registered	[Initial Principal Amount:][up to] $____________

No. R-__

CONN’S RECEIVABLES WAREHOUSE, LLC,

CLASS A [~~NOTES~~] NOTE

CONN’S RECEIVABLES WAREHOUSE, LLC (herein referred to as the “Issuer”), a Delaware limited liability company, for value received, hereby promises to pay to [            ], or registered assigns, subject to the following provisions, the principal sum set forth above, or such lesser amount, as determined in accordance with the Indenture (referred to herein), on the Maturity Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note on each Payment Date as determined pursuant to the Note Purchase Agreement until the principal amount of this Note is paid, subject to certain limitations in the Indenture. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, for the initial Payment Date, from and including the Note Initial Increase Date to but excluding such Payment Date. Interest will be computed as provided in the Indenture. Principal of this Note will be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which will have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note will not be entitled to any benefit under the Indenture or be valid for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

CONN’S RECEIVABLES WAREHOUSE, LLC, as Issuer

By:
Name:
Title:

Dated: [            ] [    ], 20[    ]

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Series described therein and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:
Name:
Title:

CONN’S RECEIVABLES WAREHOUSE, LLC,

CLASS A [~~NOTES~~] NOTE

This Note is one of a duly authorized issue of Notes of the Issuer, designated as the CONN’S RECEIVABLES WAREHOUSE, LLC, Class A Notes (the “Notes”), issued under the Indenture dated as of February 24, [~~2017 (the “Indenture”), among the~~ ]2017, among Conn’s Receivables Warehouse, LLC, as issuer (the “Issuer”), Conn Appliances, Inc., in its capacity as servicer (the “Servicer”)[ ~~and~~] Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), Conn’s Receivables Warehouse Trust, as receivables trust (the “Receivables Trust”) and Credit Suisse AG, New York Branch, as administrative agent (the “Administrative Agent”), as amended by (i) the Omnibus Amendment, dated as of August 8, 2017 (the “Omnibus Amendment”), among the Issuer, the Servicer, Conn Appliances, Inc., in its capacity as sponsor (the “Sponsor”), the Seller, the Indenture Trustee, the Receivables Trust, Conn Appliances Funding, LLC as the depositor, (the “Depositor”), the Administrative Agent and the Primary Note Purchaser, (ii) the Omnibus Amendment No. 2 (the “Omnibus Amendment No. 2”), dated as of October 27, 2017, among the Issuer, the Servicer, the Sponsor, the Indenture Trustee, the Receivables Trust, the Depositor, the Administrative Agent and the Primary Note Purchaser, and (iii) the Omnibus Amendment No. 3, (the “Omnibus Amendment No. 3”, and collectively with Omnibus Amendment and Omnibus Amendment No. 2, the “Omnibus Amendments”) dated as of February 6, 2018, among the Issuer, the Servicer, the Sponsor, the Indenture Trustee, the Receivables Trust, the Depositor, the Administrative Agent and the Primary Note Purchaser (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”) and representing the right to receive certain payments from the Issuer. The Notes are subject to all of the terms, provisions and conditions of the Indenture, as it may be amended, supplemented or modified from time to time. All terms used in this Note that are defined in Schedule II [~~(~~]~~the “Definitions Schedule”)~~ to the Servicing Agreement, dated as of February 24, 2017, among ~~Conn Appliances Funding, LLC as the depositor, (the “Depositor”), the~~ [~~Servicer and the Issuer,~~]the Servicer, the Receivables Trust, the Indenture Trustee and the Issuer, as amended by the Omnibus Amendments (as amended, restated, supplemented or otherwise modified from time to time, the “Definitions Schedule”) have the meanings assigned to them therein or pursuant thereto, as applicable. In the event of any conflict or inconsistency between the Definitions Schedule and this Note, the Definitions Schedule controls.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under this Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

The Note Balance on any date of determination will be an amount equal to (a) the initial Note Balance minus (b) the aggregate amount of principal payments made to the Holders of Notes and which have not been rescinded on or before such date plus (c) the aggregate principal amount of all Note Balance Increases on or before such date. Payments of principal of the Notes will be made in accordance with the provisions of, and subject to the limitations in, the Indenture.

On each Payment Date, the Indenture Trustee will distribute to each Noteholder of record on the related Record Date (except for the final distribution in respect of this Note) such Noteholder’s pro rata share of the amounts held by the Indenture Trustee that are allocated and available on such Payment Date to pay interest and principal on the Notes pursuant to the Indenture. Except as provided in the Indenture with respect to a final distribution, distributions to the Noteholders shall be made (i) on the due date thereof, to an account designated by the holder of this Note, in United States dollars and in immediately available funds and (ii) without presentation or surrender of any Note or the making of any notation thereon. Final payment of this Note will be made only upon presentation and surrender of this Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Noteholders in accordance with the Indenture.

Upon the exercise by the Servicer of the option to purchase the remaining Receivables and related Sold Assets of the Issuer pursuant to the Transaction Documents, the Issuer will retire the Notes and redeem the Notes from the proceeds of such purchase.

This Note does not represent an obligation of, or an interest in, the Depositor, Conn Appliances, Inc. or any Affiliate of any of them (other than the Issuer) and is not insured or guaranteed by any governmental agency or instrumentality or any other Person.

Each Noteholder, by accepting a Note, and each beneficial owner of such Note hereby covenants and agrees that it will not at any time institute against the Issuer, the Receivables Trust or the Depositor, or join in instituting against the Issuer, the Receivables Trust or the Depositor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

The Issuer, the Depositor, the Indenture Trustee and any agent of the Issuer, Depositor or the Indenture Trustee will treat the person in whose name this Note is registered as the owner hereof for all purposes, and none of the Issuer, the Depositor, the Indenture Trustee or any agent of the Issuer, Depositor or the Indenture Trustee will be affected by notice to the contrary.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

ASSIGNMENT

Social Security or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                                          , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                             1

Signature Guaranteed:

[1]	The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the [~~within~~ ]Note in every particular, without alteration, enlargement or any change whatsoever.

EXHIBIT B

[RESERVED]

B-1

EXHIBIT C

[RESERVED]

C-1

EXHIBIT D

RULE 15Ga-1 INFORMATION

Reporting Period:

☐ Check here if nothing to report.

Asset Class	Shelf	Series Name	CIK	Originator	Receivable No.	Servicer Receivable No.	Outstand- ing Principal Balance	Repurchase Type	Indicate Repurchase Activity During the Reporting Period by Checkmark or by Date Reference (as applicable)
									Subject to Demand	Repurchased or Replaced	Repurchase Pending	Demand in Dispute	Demand Withdrawn	Demand Rejected

Terms and Definitions:

NOTE: Any date included on this report is subject to the descriptions below. Dates referenced on this report for this Transaction where the Servicer is not the Repurchase Enforcer (as defined below), availability of such information may be dependent upon information received from other parties.

References to “Repurchaser” shall mean the party obligated under the Transaction Documents to repurchase Receivables. References to “Repurchase Enforcer” shall mean the party obligated under the Transaction Documents to enforce the obligations of any Repurchaser.

Outstanding Principal Balance: For purposes of this report, the Outstanding Principal Balance of a Receivable in this Transaction equals the remaining outstanding principal balance of the Receivable reflected on the distribution or payment reports at the end of the related reporting period, or if the Receivable has been liquidated prior to the end of the related reporting period, the final outstanding principal balance of the Receivable reflected on the distribution or payment reports prior to liquidation.

D-1

Subject to Demand: The date when a demand for repurchase is identified and coded by the Servicer or Indenture Trustee as a repurchase related request.

Repurchased or Replaced: The date when a Receivable is repurchased or replaced. To the extent such date is unavailable, the date upon which the Servicer or Indenture Trustee obtained actual knowledge a Receivable has been repurchased or replaced.

Repurchase Pending: A Receivable is identified as “Repurchase Pending” when a demand notice is sent by the Indenture Trustee, as Repurchase Enforcer, to the Repurchaser. A Receivable remains in this category until (i) a Receivable has been Repurchased, (ii) a request is determined to be a “Demand in Dispute,” (iii) a request is determined to be a “Demand Withdrawn,” or (iv) a request is determined to be a “Demand Rejected.”

With respect to the Servicer only, a Receivable is identified as “Repurchase Pending” on the date (y) the Servicer sends notice of any request for repurchase to the related Repurchase Enforcer, or (z) the Servicer receives notice of a repurchase request but determines it is not required to take further action regarding such request pursuant to its obligations under the applicable Transaction Documents. The Receivable will remain in this category until the Servicer receives actual knowledge from the related Repurchase Enforcer, Repurchaser, or other party, that the repurchase request should be changed to “Demand in Dispute”, “Demand Withdrawn”, “Demand Rejected”, or “Repurchased.”

Demand in Dispute: Occurs (i) when a response is received from the Repurchaser which refutes a repurchase request, or (ii) upon the expiration of any applicable cure period.

Demand Withdrawn: The date when a previously submitted repurchase request is withdrawn by the original requesting party. To the extent such date is not available, the date when the Servicer or the Indenture Trustee receives actual knowledge of any such withdrawal.

Demand Rejected: The date when the Indenture Trustee, as Repurchase Enforcer, has determined that it will no longer pursue enforcement of a previously submitted repurchase request. To the extent such date is not otherwise available, the date when the Servicer receives actual knowledge from the Indenture Trustee, as Repurchase Enforcer that it has determined not to pursue a repurchase request.

D-2

SCHEDULE I

PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to the representations, warranties and covenants contained in the Indenture, the Issuer hereby represents, warrants, and covenants to the Indenture Trustee as follows on the Note Initial Increase Date:

General

1.	This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

2.	The Receivables constitute “tangible chattel paper”, “electronic chattel paper”, “accounts,” “instruments” or “general intangibles” within the meaning of the UCC.

3.	Each Note Account constitutes either a “deposit account” or a “securities account” within the meaning of the UCC.

Creation

4.	Immediately prior to the sale, transfer, assignment and conveyance of the Receivables by the Depositor to the Receivables Trust, the Depositor owned and had good and marketable title to such Receivables free and clear of any Lien and immediately after the sale, transfer, assignment and conveyance of such Receivables to the Receivables Trust, the Receivables Trust will have good and marketable title to such Receivables free and clear of any Lien other than Permitted Liens.

Perfection

5.	The Issuer has caused or will have caused, within ten (10) days after the Note Initial Increase Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Indenture Trustee hereunder, and all financing statements referred to in this paragraph contain a statement that: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Purchaser”.

6.	With respect to the Note Accounts that constitute deposit accounts, either:

(i) the Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the bank maintaining the deposit accounts has agreed to comply with all instructions originated by the Indenture Trustee directing disposition of the funds in such Note Accounts without further consent by the Issuer; or

(ii) the Issuer has taken all steps necessary to cause the Indenture Trustee to become the account holder of such Note Accounts.

7.	With respect to the Note Accounts that constitute securities accounts or securities entitlements, either:

(i) the Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the securities intermediary has agreed to comply with all instructions originated by the Indenture Trustee relating to such Note Accounts without further consent by the Issuer; or

(ii) the Issuer has taken all steps necessary to cause the securities intermediary to identify in its records the Indenture Trustee as the person having a security entitlement against the securities intermediary in each of such Note Accounts.

Priority

8.	The Issuer has not authorized the filing of, or is not aware of, any financing statements against the Issuer or the Receivables Trust that include a description of collateral covering the Receivables other than any financing statement (i) relating to the conveyance of the Receivables by the 2016-B Seller to the Depositor under the First Receivables Purchase Agreement, (ii) relating to the conveyance of the Receivables by the Depositor to the Receivables Trust under the Second Receivables Purchase Agreement, (iii) relating to the security interests granted to the Indenture Trustee hereunder, or (iv) that has been terminated.

9.	The Issuer is not aware of any material judgment, ERISA or tax lien filings against the Issuer.

10.	[~~Each~~]The Seller or the Servicer or an Affiliate of the Servicer (which, in the case of an Affiliate of the Servicer, is a Person to whom the Servicer has delegated its duties or with whom the Servicer has entered into a subservicing arrangement in accordance with Section 2.01(b) of the Servicing Agreement and, in any case, is a Person who has agreed to hold such original in trust for the Depositor (or its assigns)) has in its possession all original copies of the instruments and tangible chattel paper that constitute or evidence the Receivables sold by [~~such~~]the 2016-B Seller to the Depositor. None of the instruments, electronic chattel paper or tangible chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Depositor, the Receivables Trust or the Indenture Trustee. None of the Depositor, the 2016-B Seller or a custodian or vaulting agent thereof holding any Receivable that is electronic chattel paper has communicated an “authoritative copy” (as such term is used in Section 9-105 of the UCC) of any Receivable Agreement that constitutes or evidences such Receivable to any Person other than the [~~related Seller, the~~ ]Servicer or an Affiliate of the Servicer (which, in the case of an Affiliate of the Servicer, is a Person to whom the Servicer has delegated its duties or with whom the Servicer has entered into a subservicing arrangement in accordance with Section 2.01(b) of the Servicing Agreement and, in any case, is a Person who has agreed to hold such “authoritative copy” in trust for the Depositor (or its assigns)).

11.	No Note Account that constitutes a securities account or securities entitlement is in the name of any person other than the Indenture Trustee. The Issuer has not consented to the securities intermediary of any such Note Account to comply with entitlement orders of any person other than the Indenture Trustee.

12.	No Note Account that constitutes a deposit account is in the name of any person other than the Indenture Trustee. The Issuer has not consented to the bank maintaining such Note Account to comply with instructions of any person other than the Indenture Trustee.

Survival of Perfection Representations

13.	Notwithstanding any other provision of this Indenture or any other Transaction Document, the perfection representations, warranties and covenants contained in this Schedule I shall be continuing, and remain in full force and effect until such time as all obligations under this Indenture have been finally and fully paid and performed.

No Waiver

14.	The parties to the Indenture shall provide each Rating Agency (if any Rating Agency the provides a rating on the Notes) with prompt written notice of any material breach of the perfection representations, warranties and covenants contained in this Schedule I, and shall not, without satisfying the Rating Agency Notice Requirement (if any Rating Agency the provides a rating on the Notes), waive a breach of any of such perfection representations, warranties or covenants.

Issuer to Maintain Perfection and Priority

15.	The Issuer covenants that, in order to evidence the interests of the Indenture Trustee under this Indenture, the Issuer shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by the Indenture Trustee) to maintain and perfect, as a first priority interest, the Indenture Trustee’s security interest in the Receivables. The Issuer shall, from time to time and within the time limits established by law, prepare and file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Indenture Trustee’s security interest in the Receivables as a first-priority interest.

Annex B

SERVICING AGREEMENT

among

CONN’S RECEIVABLES WAREHOUSE, LLC,

AS ISSUER,

CONN’S RECEIVABLES WAREHOUSE TRUST,

AS RECEIVABLES TRUST

CONN APPLIANCES, INC.,

AS SERVICER,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS INDENTURE TRUSTEE

DATED AS February 24, 2017

i

ii

SERVICING AGREEMENT dated as of February 24, 2017 (the “Agreement”) by and among CONN’S RECEIVABLES WAREHOUSE, LLC, a Delaware limited liability company, as issuer (the “Issuer”), CONN’S RECEIVABLES WAREHOUSE TRUST, a Delaware statutory trust, as receivables trust (the “Receivables Trust”), CONN APPLIANCES, INC., a Texas corporation (“Conn Appliances”), as initial Servicer, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee under the Indenture (defined below) (in such capacity, together with its successors and assigns in such capacity, the “Indenture Trustee”).

WHEREAS, from time to time, the Receivables Trust will purchase from Conn Appliances Receivables Funding, LLC (the “Depositor”)[~~, and the Depositor will purchase from Conn Credit I L.P.~~] Contracts, Receivables and other Related Security relating to such Receivables pursuant to the terms of and subject to the conditions set forth in the Second Receivables Purchase Agreement, dated as of February 24, 2017, between the Depositor and the Receivables Trust.

WHEREAS, the Issuer is entering into an Indenture, dated as of February 24, 2017 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), between the Issuer and the Indenture Trustee, and each of the other Transaction Documents to which it is a party, pursuant to which the Issuer plans to issue Notes in order to finance its purchase of the Receivables Trust Certificate which represents the ownership of the Receivables Trust which owns the Contracts, Receivables and other Related Security relating to such Receivables.

WHEREAS, the Servicer is willing to service all Receivables and other Related Security acquired by the Issuer, pursuant to the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Defined Terms. Capitalized terms in this Agreement and not otherwise defined herein are defined in and shall have the respective meanings assigned to them in Schedule II to this Agreement.

Section 1.02 Other Definitional Provisions.

(a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall be made in accordance with GAAP. When used herein, the term “financial statement” shall include the notes and schedules thereto. All accounting determinations and computations hereunder or under any other Transaction Documents shall be made without duplication.

(c) [Reserved.]

(d) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

ARTICLE II

ADMINISTRATION AND SERVICING

OF RECEIVABLES AND RELATED SECURITY

Section 2.01 Appointment of Servicer.

(a) The servicing, administering and collection of the Receivables shall be conducted by such Person (the “Servicer”) so designated from time to time in accordance with this Section 2.01. Until the Indenture Trustee gives notice to Conn Appliances of the designation of a new Servicer pursuant to this Section 2.01, Conn Appliances is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. The Servicer may not delegate any of its rights, duties or obligations hereunder, or designate a substitute Servicer, without the prior written consent of the Administrative Agent and the Receivables Trust (with prior written notice to the Indenture Trustee); provided, however, that the Servicer shall be permitted to delegate its duties hereunder to any of its Affiliates and may use subservicers, contractors or agents but will remain obligated and liable for the performance of any such delegated duties as if it were performing such duties itself.

(b) (i) After the occurrence of a Servicer Default that is forty-five (45) days following the Initial Note Increase Date, the Indenture Trustee may, and upon the direction of the Required Noteholders or in the case of a Servicer Default as contemplated in clause (d) of the definition thereof, shall, in accordance with the provisions set forth in clause (ii) below, appoint the Back-Up Servicer (Systems & Services Technologies, Inc. (“SST”) or any other successor servicer appointed in accordance with the terms of Section 2.01(b)(ii) below, in such capacity, the “Successor Servicer”) pursuant to [~~the~~]a Back-Up Servicing Agreement to succeed to Conn Appliances as Servicer hereunder (any such transfer of Servicer power and authority to a Successor Servicer, a “Servicing Transfer”).

2

(ii) If (x) the Back-Up Servicer, on the date of its appointment as Successor Servicer or at any time following such appointment, fails or is unable to perform the duties of the Servicer hereunder or has previously resigned or otherwise been terminated as Back-Up Servicer, or (y) any other Person designated Successor Servicer in accordance with this Section 2.01 resigns, fails or is unable to perform the duties of the Servicer hereunder following its appointment as Successor Servicer, the Indenture Trustee may with the consent of the Required Noteholders, and upon the direction of the Required Noteholders shall, appoint as Servicer any Person to succeed the then-current Servicer on the condition in each case that any such Person so appointed shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof. Until such time as the Person so appointed becomes obligated to begin acting as Servicer hereunder, the then current Servicer will continue to perform all servicing functions under this Agreement and the other Servicer Transaction Documents. If the Indenture Trustee is not able to appoint a new Servicer to succeed Conn Appliances, the Back-Up Servicer or any other Person then acting as Servicer, within a reasonable time following the date upon which it is required to so appoint a successor to the Servicer pursuant to this Section 2.01 (but in any event not later than 30 days following such date), the Indenture Trustee shall at the expense of the Issuer (as Certificateholder of the Receivables Trust) petition a court of competent jurisdiction to appoint as the Servicer hereunder any established financial institution having, a net worth of not less than $25,000,000 and whose regular business includes the servicing of receivables comparable to the Receivables which are the subject of this Agreement. Following any appointment of a Successor Servicer pursuant to this Section 2.01, the Indenture Trustee will provide notice thereof to the Issuer, the Receivables Trust, the Depositor, the Administrative Agent and the Noteholders.

(c) The Indenture Trustee shall not be responsible for any differential between the Servicing Fee and any compensation paid to a Successor Servicer hereunder.

Section 2.02 Duties of Servicer.

(a) (i) The Servicer shall take or cause to be taken all such action as may be reasonably necessary or advisable to collect each Receivable from time to time, all in accordance with applicable Laws, with reasonable care and diligence, and in accordance with the Credit and Collection Policies and otherwise in accordance with the Servicer Transaction Documents. Each of the Receivables Trust, the Issuer (as Certificateholder of the Receivables Trust), each Noteholder by its acceptance of the related Notes and each of the other Secured Parties, hereby appoints as its agent the Servicer, from time to time designated pursuant to Section 2.01 hereof, to enforce its respective rights and interests in and under the Contracts, Receivables and Related Security, Collections and proceeds with respect thereto. To the extent permitted by applicable law, each of the Receivables Trust and Conn Appliances (to the extent not then acting as Servicer hereunder) hereby grants to any Servicer appointed hereunder all rights and powers of the Receivables Trust and/or Conn Appliances, as the case may be, under the Contracts and with respect

3

to the Related Security, and hereby grants an irrevocable power of attorney to take in the Receivables Trust’s and/or Conn Appliances’ name and on behalf of the Receivables Trust or Conn Appliances any and all steps necessary or desirable, in the reasonable determination of the Servicer, in each case to collect all amounts due under any and all Receivables, including, without limitation, to cancel any policy of insurance, make demands for unearned premiums, commence enforcement proceedings, exercise other powers under a Contract, execute and deliver instruments of satisfaction or cancellation, or full or partial discharge, with respect to Receivables, endorse the Receivables Trust’s, the Issuer’s and/or Conn Appliances’ name on checks and other instruments representing Collections and enforce such Receivables and the related Contracts. The Servicer shall, as soon as practicable following receipt thereof, turn over to Conn Appliances any collections of any Indebtedness of any Person which is not on account of a Receivable. The Servicer shall not voluntarily make the Receivables Trust, the Issuer, the Indenture Trustee, the Administrative Agent, any Noteholder or any of their respective agents a party to any litigation without the prior written consent of such Person other than any litigation adverse to such person. Without limiting the generality of the foregoing and subject to Section 2.04, the Servicer is hereby authorized and empowered unless such power and authority is revoked in writing by the Indenture Trustee (as designee of the Receivables Trust) pursuant to the terms of the Servicer Transaction Documents (A) to make deposits into the Collection Account and the Reserve Account as set forth in this Agreement and the Indenture; provided, however, that with respect to any Successor Servicer, nothing contained in any Servicer Transaction Document shall impose an obligation on such Successor Servicer to make any withdrawals or payments from the Collection Account or Reserve Account, (B) to instruct the Indenture Trustee in writing, substantially in the form of the Monthly Servicer Report, to make deposits or withdrawals and payments from the Collection Account or the Reserve Account, in accordance with such instructions as set forth in the Indenture, (C) to instruct or notify the Indenture Trustee in writing as set forth in this Agreement and the Indenture, (D) to make all calculations, allocations and determinations required of the Servicer under the Indenture and as required herein or to establish the Collection Account and Reserve Account, (E) to execute and deliver, on behalf of the Receivables Trust for the benefit of the Issuer and the Noteholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and the other Contracts and Related Security and, after any delinquency in payment relating to any Receivable, to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect thereto (including cancellation of the related insurance policy) and (F) in the case of the initial Servicer only, to make any filings, reports, notices, applications, registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Issuer as may be necessary or advisable to comply with any federal or state securities or reporting requirements.

(ii) Subject to the terms and conditions of this Section 2.02(a)(ii), the Servicer shall maintain custody and possession of the Receivable Files on behalf of, and as bailee for, the Receivables Trust (for the benefit of the Indenture Trustee, the Issuer, the Noteholders and the other Secured Parties) (in such capacity, together with its successors and assigns, the “Custodian”).

4

(A) Custodian agrees to maintain possession of the related Receivable Files at its offices where they are presently maintained, at the offices of the related subcustodians or at such other offices of Custodian as shall from time to time be identified to Indenture Trustee by written notice. Custodian shall segregate physical Receivable Files from other files maintained by Custodian and shall, to the extent a Receivable File is stored in electronic format, maintain an authoritative electronic copy of each Receivable File on a data tape or other electronic media in a fire-resistant safe or room. The Receivables Trust hereby appoints Conn Appliances, and Conn Appliances hereby agrees to act, as initial Custodian hereunder. Custodian may, at the Servicer’s request, temporarily deliver individual Receivable Files or any portion thereof to Servicer without notice as necessary to conduct collection and other servicing activities in accordance with the Credit and Collection Policies.

(B) As custodian and bailee, Custodian shall hold the Receivable Files (by itself and/or through subcustodians) on behalf of the Receivables Trust (for the benefit of the Indenture Trustee, the Issuer, the Noteholders and the other Secured Parties) and, by agreeing to act as Custodian, is deemed to have received notice of the security interests of the Secured Parties in the Contracts and related Receivables. As custodian and bailee, Custodian shall maintain accurate records pertaining to each Receivable to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof and conduct periodic physical inspections of Receivable Files held by it under this Agreement and attend to all other details in connection with maintaining custody of the Receivable Files.

(C) In performing its duties under this Section 2.02(a)(ii), Custodian agrees to act with reasonable care, using that degree of skill and care that it exercises with respect to similar contracts owned and/or serviced by it. Custodian shall promptly report to the Receivables Trust, the Administrative Agent, and the Indenture Trustee any material failure by it to hold the Receivable Files as herein provided and shall promptly take appropriate action to remedy such failure. In acting as custodian of the Receivable Files, Custodian agrees further not to assert, and shall cause each related subcustodian not to assert any beneficial ownership interests in the Receivables. Custodian agrees to indemnify the Receivables Trust, Indenture Trustee, the Secured Parties and Issuer, and their respective officers, directors, employees, partners and agents for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be imposed on or incurred by any such Person arising from the negligence or willful misconduct of Custodian in maintaining custody of the Receivable Files pursuant to this Section 2.02(a)(ii); provided, however, that Custodian will not be liable to the extent that any such amount resulted from the negligence or willful misconduct of such Person.

5

(D) The appointment of Custodian shall terminate upon acceptance of the appointment of a Successor Servicer in accordance with this Agreement. The Successor Servicer, by acceptance of its appointment, shall become the successor Custodian. Promptly following the appointment of a successor Custodian, and in any event within five days of such appointment, the then-existing Custodian shall (at such Custodian’s sole cost and expense if a Servicer Default shall have occurred or if such Custodian shall have been removed for cause) deliver all of the Receivable Files in its possession, and all records maintained by it with respect thereto, to such successor Custodian.

(b) (i) Servicer shall service and administer the Receivables on behalf of the Receivables Trust (for the benefit of the Indenture Trustee, the Issuer and the other Secured Parties) and shall have full power and authority, acting alone and/or through subservicers, contractors or agents as provided in Section 2.02(b)(iii), to do any and all things which it may deem reasonably necessary or desirable in connection with such servicing and administration and which are consistent with this Agreement and the other Servicer Transaction Documents. Consistent with the terms of this Agreement and the other Servicer Transaction Documents, Servicer (or any agent on Servicer’s behalf) may waive, modify or vary any term of any Receivable or consent to the postponement of strict compliance with any such term or in any manner, grant indulgence to any Receivables Obligor if, as determined by the Servicer in its sole discretion, such waiver, modification, postponement or indulgence is expected to maximize collections on such Receivable; provided, however, that Servicer (or any agent on Servicer’s behalf) may not permit any modification with respect to any Receivable unless such modification is a Permitted Modification, is in accordance with the Credit and Collection Policies and, in the case of any extension of the final maturity date of a Receivable, such extension does not extend beyond the Maturity Date and the total amount of extensions of such Receivable is not in excess of twenty-four months unless such extension is as a result of or required by applicable law or judicial order. Without limiting the generality of the foregoing, Servicer in its own name or in the name of the Receivables Trust is hereby authorized and empowered by the Receivables Trust when Servicer believes it appropriate in its reasonable judgment to execute and deliver, on behalf of the Receivables Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Receivable.

(ii) Servicer shall service and administer the Receivables by employing such procedures (including collection procedures) and degree of care, in each case, consistent with industry standards, as are customarily employed by Servicer in servicing and administering contracts and notes owned or serviced by Servicer comparable to the Receivables.

(iii) Servicer may perform any of its duties pursuant to this Agreement, including those delegated to it pursuant to this Agreement, through subservicers, contractors or agents appointed by Servicer. Such subservicers may include Affiliates of Servicer. Notwithstanding any such delegation of a duty, Servicer shall remain obligated and liable for the performance of such duty as if Servicer were performing such duty.

6

(iv) Servicer may take such actions as are necessary to discharge its duties as Servicer in accordance with this Agreement, including the power to execute and deliver on behalf of the Issuer or the Receivables Trust such instruments and documents as may be customary, necessary or desirable in connection with the performance of Servicer’s duties under this Agreement (including consents, waivers and discharges relating to the Receivable).

(v) Servicer shall keep separate records covering the transactions contemplated by this Agreement including the identity and collection status of each Receivable.

(c) Collections. (i) On or prior to the Closing Date, initial Servicer shall have established and shall maintain thereafter the following system of collecting and processing Collections of Receivables. Servicer shall direct the Receivables Obligors to make payments of Receivables only (A) by check mailed to the Post Office Box (such payments, upon receipt in such Post Office Box being referred to herein as “Mail Payments”), (B) by cash, credit card or check delivered in person or by phone at retail stores or other business locations of initial Servicer (such payments, upon receipt by such stores, being referred to herein as “In-Store Payments”), (C) by third party money wire transfer, ACH or other bill pay service that provides for the electronic deposit of funds into an account of the Servicer on behalf of Receivables Obligors, (D) by utilizing the Servicer’s Webpay portal; or (E) by cash, credit card or check delivered in person or by phone or by an agent of Conn Appliances at a service center of Conn Appliances or, in the case of certain delinquent accounts, to employees of Conn Appliances operating out of a service center of Conn Appliances or Servicer (such payments, upon receipt by the service center, being referred to herein as “Field Collections”). Notwithstanding anything to the contrary in this Section 2.02(c), any Successor Servicer shall collect and process Collections of Receivables in any manner that is in accordance with the servicing standard set forth herein.

(ii) Servicer’s right of access to the Post Office Box and the Collection Account shall be revocable at the option of Administrative Agent (acting in its own discretion or at the direction of the Required Noteholders and with prior written notice to the Indenture Trustee) upon the occurrence of any Event of Default or Servicer Default. In addition, after the occurrence of any Event of Default or Servicer Default, Servicer agrees that it shall, upon the written request of Administrative Agent, notify all Receivables Obligors under Receivables to make payment thereof to (i) one or more bank accounts and/or post-office boxes designated by Indenture Trustee and specified in such notice or (ii) any Successor Servicer appointed hereunder. The Indenture Trustee may, and shall at the request of the Administrative Agent (at the direction of the Required Noteholders and

7

with prior written notice to the Indenture Trustee), if any Event of Default or Servicer Default has occurred, require the Servicer to establish a lockbox account pursuant to a lockbox agreement acceptable to the Indenture Trustee and the Administrative Agent, and with notice to Noteholders, to direct all Receivables Obligors under Receivables to make payments to such lockbox account.

(iii) Servicer shall remove or cause all Mail Payments to be removed from the Post Office Box by the close of business on each Business Day. Servicer shall process all such Mail Payments and all Field Collections on the date received by recording the amount of the payment received from the Receivables Obligor and the applicable account number. Subject to Section 8.03(a) of the Indenture (including the right of Servicer thereunder to retain Collections in respect of the Servicing Fee), no later than the close of business on the second Business Day following the date on which Mail Payments or Field Collections are received by Servicer, Servicer shall deposit or cause such Mail Payments and such Field Collections to be deposited in the Collection Account. Subject to Section 8.03(a) of the Indenture (including the right of Servicer thereunder to retain Collections in respect of the Servicing Fee), the Originator and Servicer shall cause all In-Store Payments to be (i) processed as soon as possible after such payments are received by the Originator or Servicer but in no event later than the Business Day after such receipt, and (ii) deposited in the Collection Account no later than two Business Days following the date of receipt. Subject to Section 8.03(a) of the Indenture (including the right of the Servicer thereunder to retain Collections in respect of the Servicing Fee), Servicer shall deposit all Recoveries into the Collection Account within two Business Days after the date of its receipt of such Recoveries.

(iv) All Collections received by Servicer in respect of Receivables will, pending remittance to the Collection Account as provided herein, be held by Servicer in trust for the exclusive benefit of Indenture Trustee (on behalf of the Receivables Trust) and shall not, unless otherwise permitted by the Servicer Transaction Documents, be commingled with any other funds or property of the Seller, Depositor or Servicer except as otherwise permitted in accordance with Section 8.03(a) of the Indenture. Only Collections shall be deposited in the Collection Account. The Servicer may cause to be withdrawn from the Collection Account such amounts that have been deposited into the Collection Account in error not representing Collections or other proceeds of the Trust Estate and any amounts that are deposited by Servicer that relate to checks rejected by the Receivables Obligor’s bank for insufficient funds.

(v) Except for the right of Servicer to retain Collections in respect of the Servicing Fee in accordance with Section 8.03(a) of the Indenture, each of Depositor, Receivables Trust, Issuer and Servicer hereby irrevocably waive any right to set off against, or otherwise deduct from, any Collections.

8

(vi) The initial Servicer hereby transfers, assigns, pledges, sets over and conveys to Indenture Trustee all of its right, title and interest, if any, in and to the Collection Account and the other Note Accounts.

(vii) All payments or other amounts collected or received by Servicer in respect of a Receivable shall be applied to the Receivables Principal Balance of, or accrued and unpaid interest and fees on, such Receivable in accordance with the terms of the related Contract.

(d) If SST is then acting as Successor Servicer, it shall cause a firm of independent certified public accountants, which may also render other services to SST or its affiliates, to deliver to the Issuer, the Receivables Trust and the Indenture Trustee, within 120 days after the end of each fiscal year thereafter, commencing in the year after SST becomes Successor Servicer, (i) an opinion by a firm of nationally recognized independent certified public accountants on the financial position of SST at the end of the relevant fiscal year and the results of operations and changes in financial position of SST for such year then ended on the basis of an examination conducted in accordance with generally accepted auditing standards, and (ii) a report from such independent certified public accountants to the effect that based on an examination of certain specified documents and records relating to the servicing of SST’s loan portfolio conducted substantially in compliance with SSAE 16 (the “Applicable Accounting Standards”), such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement.

(e) Notwithstanding anything to the contrary contained in this Article II, the Servicer, if not Conn Appliances or any Affiliate of Conn Appliances, shall have no obligation to collect, enforce or take any other action described in this Article II with respect to any Indebtedness that is not included in the Trust Estate other than to deliver to the Issuer the collections and documents with respect to any such Indebtedness as described in Section 2.02(a) hereof.

Section 2.03 Purchase of Ineligible Receivables.

(a) If the representation and warranty of the initial Servicer contained in Section 2.10(d) was not true and correct with respect to any Contract and related Receivable (other than a 2018-PV1 Ineligible Receivable) as of the applicable Cut-Off Date (any such Receivable, an “Ineligible Receivable”), the initial Servicer shall, at the request of the Administrative Agent, purchase such Ineligible Receivable within ten (10) Business Days after demand thereof from the Receivables Trust for an amount equal to the Receivables Principal Balance of such Receivable plus accrued and unpaid interest thereon at the time of such purchase (such amount, the “Repurchase Price”), and such amount shall be remitted by the

9

initial Servicer to the Collection Account and be treated by the initial Servicer as a Collection on such Receivable for purposes of the Transaction Documents; provided, if during such ten (10) Business Day period the Servicer takes all necessary actions such that the Receivable is no longer an Ineligible Receivable and reimburses the Receivables Trust for all lost Collections resulting from the failure of such representation and warranty to be true, then the initial Servicer shall not be required to purchase such Receivable.

(b) The initial Servicer and the Receivables Trust agree that after payment of the Repurchase Price for an Ineligible Receivable as provided in clause (a) above, such Ineligible Receivable shall no longer constitute a Receivable for purposes of the Transaction Documents.

(c) Except as expressly set forth in the Transaction Documents, the initial Servicer shall not have any right under this Agreement, by implication or otherwise, to purchase from the Receivables Trust any Receivables.

(d) The obligation of the initial Servicer to purchase an Ineligible Receivable pursuant to this Section 2.03 will survive the termination of this Agreement or the earlier resignation or removal of the initial Servicer.

Section 2.04 Purchase of Returned and Refinanced Receivables.

(a) Notwithstanding anything to the contrary herein, the initial Servicer shall purchase any Receivable from the Receivables Trust to the extent that (i) the Merchandise related to such Receivable is returned by a Receivables Obligor (a “Returned Receivable”), or (ii) the Receivable is fully refinanced in connection with the purchase after the applicable Cut-Off Date by the related Receivables Obligor of additional Merchandise using the initial Servicer’s in-house credit (a “Refinanced Receivable,” and, together with Returned Receivables, the “Returned/Refinanced Receivables”).

(b) The initial Servicer shall purchase any Returned/Refinanced Receivables pursuant to clause (a) for an amount equal to the Repurchase Price for the applicable Returned/Refinanced Receivable.

(c) The initial Servicer and the Receivables Trust agree that after payment of the Repurchase Price for a Returned/Refinanced Receivables as provided in clause (a) above, such Returned/Refinanced Receivable shall no longer constitute a Receivable for purposes of the Transaction Documents.

Section 2.05 Rights After Designation of New Servicer. (a) At any time following the designation of a Successor Servicer (other than Conn Appliances or an Affiliate thereof) pursuant to Section 2.01 hereof:

(i) The Indenture Trustee may, at its option, or shall, at the direction of the Required Noteholders, direct that payment of all amounts payable under any Receivable be made directly to the Indenture Trustee or its designee.

10

(ii) The Receivables Trust shall, at the Indenture Trustee’s request, (A) assemble all of the records relating to the Receivables and other Related Security, and shall make the same available to the Indenture Trustee or its designee at a place selected by the Indenture Trustee or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Indenture Trustee and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Indenture Trustee or its designee.

(iii) The Receivables Trust hereby authorizes the Indenture Trustee and the Issuer (as Certificateholder of the Receivables Trust) to take any and all steps in the Receivables Trust’s name and on behalf of the Receivables Trust necessary or desirable, in the reasonable determination of the Indenture Trustee, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Receivables Trust’s name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts.

(iv) Upon delivery of a Notice of Appointment (as defined in the Back-Up Servicing Agreement) to the Back-Up Servicer, Conn Appliances shall designate one or more employees acceptable to the Successor Servicer to assist the Successor Servicer with respect to In-Store Payments so long as Conn Appliances continues to accept, or the Successor Servicer permits, In-Store Payments to be made as described herein; provided, however, such employee of Conn Appliances shall in no event be deemed an employee, agent, custodian or nominee of the Successor Servicer and the Successor Servicer shall have no responsibility or liability for any negligence or willful misconduct of such employee or for such employee’s failure to assist the Successor Servicer (including without limitation any acts or omissions unrelated to the transactions contemplated hereby). Upon the request of the Successor Servicer to the Indenture Trustee, 100% of the Noteholders may direct the Successor Servicer to designate an employee of Successor Servicer to be assigned to any or all Conn Appliances stores to oversee the collection of In-Store Payments at such stores. Each such employee shall be placed at such store at the expense of the Issuer (as Certificateholder of the Receivables Trust) at the monthly rate reflected in the SST Fee Schedule.

(b) The Successor Servicer may accept and reasonably rely on all accounting and servicing records and other documentation provided to the Successor Servicer by or at the direction of the predecessor Servicer, including documents prepared or maintained by the Originator, or previous servicer, or any party providing services related to the Contracts, the Receivables and other Related Security (collectively, “third party”). The predecessor Servicer

11

agrees to indemnify and hold harmless the related Successor Servicer, its respective officers, employees and agents against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Successor Servicer may sustain in any way related to the negligence or willful misconduct of any third party hired by or at the direction of such predecessor Servicer, any Affiliate of such predecessor Servicer or any of their respective agents with respect to the Contracts, the Receivables and other Related Security. The Successor Servicer shall have no duty, responsibility, obligation or liability (collectively, “liability”) for the acts or omissions of any such third party. If any error, inaccuracy or omission (collectively, “error”) exists in any information provided to the Successor Servicer and such errors cause or materially contribute to the Successor Servicer making or continuing any error (collectively, “continuing errors”), the Successor Servicer shall have no liability for such continuing errors; provided, however, that this provision shall not protect the Successor Servicer against any liability which would otherwise be imposed by reason of willful misconduct or negligence in discovering or correcting any error or in the performance of its duties contemplated herein.

In the event the Successor Servicer becomes aware of errors and/or continuing errors that, in the opinion of the Successor Servicer, impair its ability to perform its obligations hereunder, the Successor Servicer shall promptly notify the other parties hereto of such errors and/or continuing errors. The Successor Servicer may undertake to reconstruct any data or records appropriate to correct such errors and/or continuing errors and to prevent future continuing errors. The Successor Servicer shall be entitled to recover its costs thereby expended from the predecessor Servicer.

Neither the Successor Servicer nor any of the directors or officers or employees or agents of the Successor Servicer shall be under any liability to the other parties hereto except as provided in this Agreement for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement; provided, however, that this provision shall not protect the Successor Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or negligence in the performance of duties, by reason of reckless disregard of obligations and duties under this Agreement or any violation of law by the Successor Servicer or such Person, as the case may be. The Successor Servicer and any director, officer, employee or agent of the Successor Servicer may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

The Successor Servicer will not be responsible for delays attributable to the predecessor Servicer’s failure to deliver information, defects in the information supplied by such predecessor Servicer or other circumstances beyond the reasonable control of the Successor Servicer. In addition, the Successor Servicer (and in the case of clauses (A) and (C) below, if an officer of the Successor Servicer has actual knowledge of errors, which in the reasonable opinion of the Successor Servicer impair its ability to perform its services hereunder, after reasonable inquiry), shall have no responsibility and shall not be in default hereunder or incur any liability for any act or omission, failure, error, malfunction or any delay in carrying out any of its duties under this Agreement for: (A) any such failure or delay that results from the Successor Servicer acting in accordance with information prepared or supplied by a Person other than any Person hired by the Successor Servicer, the Successor Servicer or the failure of any such other Person (including without limitation the predecessor Servicer, but excluding any Person hired by the Successor

12

Servicer) to prepare or provide such information or other circumstances beyond the control of the Successor Servicer; (B) any act or failure to act by any third party (other than those hired by the Successor Servicer), including without limitation the predecessor Servicer, the Receivables Trust, the Issuer and the Indenture Trustee; (C) any inaccuracy or omission in a notice or communication received by the Successor Servicer from any third parties (other than those hired by the Successor Servicer); (D) the invalidity or unenforceability of any Contracts, the Receivables and Related Security under applicable law; (E) the breach or inaccuracy of any representation or warranty made with respect to the Contracts, the Receivables and Related Security; or (F) the acts or omissions of any predecessor or successor Servicer.

The Servicer, the Issuer and the Receivables Trust agree to reasonably cooperate with the Successor Servicer in effecting the assumption of its responsibilities and rights under this Agreement. The Servicer shall provide to the Successor Servicer all necessary servicing files and records in its possession or control relating to the Contracts, the Receivables and Related Security (as deemed necessary by the Successor Servicer at such time on a reasonable basis) and the initial Servicer shall use all commercially reasonable efforts to provide to the Successor Servicer access to and transfer of records and use by the Successor Servicer of all licenses, servicing system, software, hardware, equipment, telephony, personnel, employees, facilities or other accommodations necessary or desirable to collect the Contracts, in all cases, subject to the terms of the Intercreditor Agreement, if applicable. The departing Servicer (if SST, only upon termination for cause) shall be obligated to pay the costs associated with the transfer of servicing files and records to the Successor Servicer. The Receivables Trust, the Issuer, the Indenture Trustee, and the Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

Indemnification by the Servicer under this Article shall be paid solely by the Servicer and not from the Trust Estate, and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the indemnifying party has made any indemnity payments pursuant to this Section 2.05(b) and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the indemnifying party, without interest.

Section 2.06 Servicer Default. The occurrence of any one or more of the following events shall constitute a Servicer default (each, a “Servicer Default”):

(a) failure by the Servicer (or, for so long as Conn Appliances is the Servicer, Conn Appliances) to make any payment, transfer or deposit under this Agreement or any other Servicer Transaction Document or to provide the Monthly Servicer Report to the Indenture Trustee to make such payment, transfer or deposit or any withdrawal on or before the date occurring five (5) Business Days after the date such payment, transfer or deposit is required to be made or given, as the case may be, under the terms of this Agreement or any other Servicer Transaction Document (or in the case of a payment, transfer, deposit, instruction or notice to be made or given with respect to any Interest Period, by the related Payment Date);

(b) any representation, warranty or statement made by the Servicer in any Servicer Transaction Document or any certificate, report or other writing

13

delivered by the Servicer proves to be incorrect in any material respect as of the time when made; provided, if inaccuracy is contained in a Monthly Servicer Report, such inaccuracy shall be a Servicer Default solely if such inaccuracy continues unremedied for a period of two (2) Business Days after the date on which the Servicer has actual knowledge thereof or on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer;

(c) failure on the part of the Servicer (or, for so long as the Servicer is Conn Appliances, Conn Appliances) to duly observe or perform any representation, warranty, covenants or agreements (other than those that are Servicer Defaults pursuant to another clause of this Section 2.06) of the Servicer set forth in this Agreement or any other Servicer Transaction Document, which continues unremedied for a period of thirty (30) days after the date on which the Servicer has actual knowledge thereof or on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee, the Issuer, the Receivables Trust, or the Receivables Trust Trustee and such representation, warranty or statement has an Adverse Effect;

(d) the Servicer shall become the subject of any bankruptcy, insolvency or similar event, or shall voluntarily suspend payment of its obligations;

(e) for so long as Conn Appliances is the Servicer, the failure of Consolidated Parent to maintain Consolidated Net Worth of at least the sum of $400,000,000;

(f) for so long as Conn Appliances is the Servicer, a breach by the Consolidated Parent of any ABL Financial Covenant;

(g) at any time that Conn Appliances is Servicer, a final judgment or judgments for the payment of money in excess of $10,000,000 (net of insurance coverage that has denied by an insurer of the Servicer, if any exists) in the aggregate shall have been rendered against the Issuer or Conn Appliances and the same shall have remained unsatisfied and in effect, without stay of execution, for a period of thirty (30) consecutive days after the period for appellate review shall have elapsed;

(h) the Sponsor or the Servicer’s corporate rating falls below B3/B-; or

(i) an Event of Default occurs.

Section 2.07 Servicer Indemnification of Indemnified Parties. (A) The Servicer (if other than SST as Successor Servicer) will indemnify, defend and hold harmless the Indenture Trustee, the Receivables Trust Trustee, the Issuer, the Receivables Trust, the Back-Up Servicer, any Successor Servicer, the Administrative Agent, and the Noteholders, and (B) SST as successor Servicer will indemnify and hold harmless the Indenture Trustee, on behalf of the Noteholders, and the Receivables Trust Trustee, on behalf of the holder of the Trust Certificate, the Issuer and the Receivables Trust (in each case, together with their respective successors and permitted assigns) and each of their

14

respective agents, officers, members and employees (each, a “Servicer Indemnified Party” and, collectively, the “Servicer Indemnified Parties”), from and against any claim, loss, liability, expense, damage or injury suffered or sustained by reason of such Servicer’s negligence in the performance of (or failure to perform) its duties or obligations under the Servicer Transaction Documents or Servicer’s willful misconduct or breach by the Servicer of any of its representations or warranties contained in this Agreement, including any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses reasonably incurred in connection with the defense of any actual action, proceeding or claim; provided, however, that the Servicer shall not indemnify any Servicer Indemnified Party for any such acts or omissions attributable to the negligence or willful misconduct of such Servicer Indemnified Party. Any indemnification pursuant to this Section shall be had only from the assets of the Servicer and shall not be payable from Collections except to the extent such Collections are retained by the Servicer in accordance with Section 8.03 of the Indenture, or released to the Servicer in accordance with Section 8.06 of the Indenture, in respect of the Servicing Fee. The provisions of such indemnity shall run directly to and be enforceable by such Servicer Indemnified Parties.

The Issuer (as Certificateholder of the Receivables Trust) will indemnify, defend and hold harmless the Servicer and its officers, directors, employees, representatives and agents (each, an “Issuer Indemnified Party”), from and against and reimburse the Servicer for any and all claims, expenses, obligations, liabilities, losses, damages, injuries (to person, property, or natural resources), penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorney’s and agent’s fees and expenses) of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Servicer directly or indirectly relating to, or arising from, claims against the Servicer by reason of its participation in the transactions contemplated hereby, including without limitation all reasonable costs required to be associated with claims for damages to persons or property, and reasonable attorneys’ and consultants’ fees and expenses and court costs; provided, however, that the Issuer shall not indemnify any Issuer Indemnified Party for any such acts or omissions attributable directly or indirectly to the negligence or willful misconduct of such Issuer Indemnified Party or, other than with respect to SST as successor Servicer, for any breach by the Servicer of any of the Servicer Transaction Documents. The provisions of this section shall survive the termination of this Agreement or the earlier resignation or removal of the Servicer.

Section 2.08 Grant of License. For the purpose of enabling the Back-Up Servicer or any other Successor Servicer to perform the functions of servicing and collecting the Receivables upon a Servicer Default, Conn Appliances hereby (i) assigns, to the extent not prohibited by law or the terms of any agreement to which Conn Appliances is a party or by which it is deemed bound (by the terms thereof or by acceptance of a license), to the Indenture Trustee for the benefit of the Secured Parties and shall be deemed to assign to the Indenture Trustee for the benefit of the Secured Parties, the Back-Up Servicer or any other Successor Servicer all rights owned or hereinafter acquired by Conn Appliances (by license, sublicense, lease, easement or otherwise) in and to any equipment used for servicing (or reasonable access thereto) together with a copy of any software used in connection with the performance of its duties as Servicer and relating to the Servicing and collecting of Receivables, (ii) agrees to use all reasonable efforts to assist the Indenture Trustee for the benefit of the Secured Parties, the Back-Up Servicer or

15

any other Successor Servicer to arrange licensing agreements with all software vendors and other applicable persons in a manner and to the extent reasonably appropriate to effectuate the servicing of the Receivables, (iii) agrees to deliver to the Indenture Trustee, the Back-Up Servicer or any Successor Servicer executed copies of any landlord waivers that may be necessary to grant to the Indenture Trustee, the Back–Up Servicer or any other Successor Servicer access to any leased premises of Conn Appliances for which the Indenture Trustee, the Back-Up Servicer or any other Successor Servicer may require access to perform the collection and administrative functions to be performed by the Indenture Trustee, the Back-Up Servicer or any Successor Servicer under the Servicer Transaction Documents and (iv) agrees that it will terminate its activities as Servicer hereunder in a manner which the Indenture Trustee the Back-Up Servicer or any Successor Servicer reasonably believes will facilitate the transition of the performance of such activities to the Back-Up Servicer or any other designated Successor Servicer, as applicable, and shall use commercially reasonable efforts to assist the Indenture Trustee, the Back-Up Servicer or any Successor Servicer in such transition. The terms of this Section 2.08 shall all be subject to the limitations on the Servicer’s rights as set forth in the Intercreditor Agreement.

Section 2.09 Servicing Compensation. As compensation for its servicing and custodial activities hereunder and reimbursement for its expenses (in the case of Conn Appliances only) as set forth in the immediately following paragraph, the Servicer shall be entitled to receive a servicing fee (the “Servicing Fee”) as set forth below (including, with regards to SST as Successor Servicer, as set forth on the SST Fee Schedule). The “Servicing Fee” for any Payment Date, other than the initial Payment Date, shall be an amount equal to the product of (i) the Servicing Fee Rate, multiplied by (ii) the aggregate Receivables Principal Balance of all Receivables in the Receivables Trust Estate as of the first day of the related Collection Period, multiplied by (iii) one-twelfth. The Servicing Fee for the initial Payment Date shall be an amount equal to the product of (i) the Servicing Fee Rate multiplied by (ii) the aggregate Receivables Principal Balance of all Receivables in the Receivables Trust Estate as of the Initial Cut-Off Date, multiplied by (iii) a fraction having as its numerator the number of days from the Initial Cut-Off Date through the end of the related Collection Period, and as its denominator, 360. The Servicing Fee shall be payable to the Servicer solely to the extent that amounts are available for payment in accordance with the terms of the Indenture.

The initial Servicer’s expenses include expenses incurred by the initial Servicer in connection with its activities hereunder; provided, that the initial Servicer in its capacity as such shall not be liable for any liabilities, costs or expenses of the Receivables Trust, the Issuer or the Noteholders arising under any tax law, including without limitation any federal, state or local income or franchise taxes or any other tax imposed on or measured by income or gross receipts (or any interest or penalties with respect thereto or arising from a failure to comply therewith) except to the extent that such liabilities, taxes or expenses arose as a result of the breach by the initial Servicer of its obligations under Section 6.02 hereof. In such case, the initial Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee. The payment of the expenses of SST, as Successor Servicer, which with respect to SST are set forth in the SST Fee Schedule attached to the Back-Up Servicing Agreement, shall be distributed on each Payment Date on which such amounts are due and payable to the extent of funds available therefor in accordance with Section 8.06 of the Indenture and the SST Fee Schedule. The provisions of this Section 2.09 shall survive the termination of this Agreement and the earlier resignation or removal of the Servicer.

16

Section 2.10 Representations and Warranties of the Servicer. The Servicer hereby represents, warrants and covenants to and for the benefit of the Receivables Trust, the Issuer, the Indenture Trustee, the Back-Up Servicer, the Successor Servicer, the Administrative Agent and the Noteholders as of the date of this Agreement and, in the case of the initial Servicer, as of the Note Initial Increase Date and, if applicable, any Note Balance Increase Date, any other date Receivables are acquired by the Receivables Trust, and, in the case of any Successor Servicer, as of the date of its appointment as Servicer:

(a) Organization and Good Standing, etc. Servicer has been duly organized and is validly existing and in good standing under the laws of its state of organization, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business are presently conducted. Servicer is duly licensed or qualified to do business as a foreign entity in good standing in the jurisdiction where its principal place of business and chief executive office are located and in each other jurisdiction in which the failure to be so licensed or qualified would be reasonably likely to have an Adverse Effect.

(b) Power and Authority; Due Authorization. Servicer has (i) all necessary power, authority and legal right to execute, deliver and perform, as applicable, its obligations under this Agreement and each of the other Servicer Transaction Documents, and (ii) duly authorized, by all necessary action, the execution, delivery and performance, as applicable, of this Agreement and the other Servicer Transaction Documents. Servicer has and in the case of the initial Servicer only, had at all relevant times, and now has, all necessary power, authority and legal right to perform its duties as Servicer.

(c) No Violation. The consummation of the transactions contemplated by this Agreement and the other Servicer Transaction Documents and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) the organizational documents of Servicer, or (B) (in the case of SST as successor Servicer, without investigation or inquiry) any material indenture, loan agreement, pooling and servicing agreement, receivables purchase and sale agreement, mortgage, deed of trust, or other agreement or instrument to which Servicer is a party or by which any of them or any of their respective properties is bound, (ii) in the case of the initial Servicer only, result in or require the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, pooling and servicing agreement, receivables purchase and sale agreement, mortgage, deed of trust, or other agreement or instrument, other than pursuant to the terms of the Servicer Transaction Documents, or (iii) violate any law or any order, rule, or regulation applicable to Servicer or of any court or of any federal, state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over Servicer or any of its properties.

17

(d) Eligible Receivable. Solely in the case of the initial Servicer, each Receivable in the Trust Estate (other than any 2018-PV1 Ineligible Receivable) is an Eligible Receivable as of its Cut-Off Date.

(e) Validity and Binding Nature. This Agreement is, and the other Servicer Transaction Documents when duly executed and delivered, as applicable, by Servicer and the other parties thereto will be, the legal, valid and binding obligation of Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity.

(f) Government Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body required for the due execution, delivery or performance by Servicer of any Servicer Transaction Document to which it is a party remains unobtained or unfiled, except in the case of the initial Servicer for the filing of the UCC financing statements referred to in Section 3.1(iii) of the First Receivables Purchase Agreement and Schedule I to the Indenture.

(g) Margin Regulations. Initial Servicer is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Notes, directly or indirectly, will be used for a purpose that violates, or would be inconsistent with, Regulations T, U and X promulgated by the Federal Reserve Board from time to time.

(h) Compliance with Applicable Laws. Servicer is in compliance with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have an Adverse Effect.

(i) No Proceedings. Except as described in Schedule I or as disclosed to the Administrative Agent on or before the Effective Date, provided that such schedule shall only apply to the initial Servicer,

(i) there is no order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority to which Servicer is subject, and there is no action, suit, arbitration, regulatory proceeding or investigation pending, or, to the actual knowledge of Servicer, threatened, before or by any court, regulatory body, administrative agency or other tribunal or governmental instrumentality, against Servicer that, individually or in the aggregate, is reasonably likely to have an Adverse Effect; and

18

(ii) there is no action, suit, proceeding, arbitration, regulatory or governmental investigation, pending or, to the actual knowledge of Servicer, threatened, before or by any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement or any other Servicer Transaction Document, or (B) seeking to prevent the consummation of any of the other transactions contemplated by this Agreement or any other Servicer Transaction Document.

(j) Accuracy of Information. All information heretofore furnished by, or on behalf of, Servicer to the Receivables Trust, the Issuer, the Indenture Trustee, the Administrative Agent or any Noteholder in connection with any Servicer Transaction Document, or any transaction contemplated thereby, is true and accurate in every material respect.

In the event that there is any breach of any of the representations, warranties or covenants of the initial Servicer contained in Sections 2.13(a) and (e) and 2.14(a) with respect to any Receivable, and such Receivable becomes a Defaulted Receivable or the rights of the Secured Parties in, to or under such Receivable or its proceeds are impaired or the proceeds of such Receivable are not available to the Indenture Trustee for the benefit of the Secured Parties or the initial Servicer has released any Merchandise securing a Receivable from the lien created by such Receivable (except as specifically provided in the Servicer Transaction Documents), then the initial Servicer shall be deemed to have received on such day a collection of such Receivable in full, and the initial Servicer shall, on the Distribution Date, deposit into the Collection Account, subject to Section 8.03(a) of the Indenture, an amount equal to the Repurchase Price of such Receivable, and such amount shall be allocated and applied by the initial Servicer as a Collection allocable to the Receivables or Related Security in accordance with the applicable section relating to allocation of Collections in the Indenture. In the event that the initial Servicer has paid to or for the benefit of the Noteholders or any other applicable Secured Party the full Repurchase Price of any Receivable pursuant to this paragraph, the Receivables Trust shall release and convey all of such Person’s right, title and interest in and to the related Receivable to the initial Servicer, without representation or warranty, but free and clear of all liens created by such Person, as applicable.

Section 2.11 Reports and Records for the Indenture Trustee. In addition to each of the reports required to be prepared and delivered by the Servicer pursuant to Section 2.02(e) hereof, the Servicer shall, after the Note Initial Increase Date at any time the Notes are Outstanding, prepare and deliver in accordance with this Section 2.11 each of the following reports and notices:

(a) Periodic Reports. (a) Not later than the second Business Day preceding each Payment Date, the Servicer shall prepare and forward to the Indenture Trustee (i) a Monthly Servicer Report in accordance with Section 8.10 of the Indenture and substantially the form set forth on Exhibit A attached hereto as of the last Business Day of the immediately preceding calendar month, and (ii) as soon as reasonably practicable, from time to time, such other information in its possession as the Receivables Trust, the Indenture Trustee, the Administrative Agent or the Back-Up Servicer may reasonably request.

19

(b) Notes Reports. The initial Servicer shall prepare and deliver any reports required to be prepared and delivered by the Servicer by the terms of any agreements of the Issuer or the Servicer relating to the issuance or purchase of any of the Notes.

Section 2.12 Reports to the Commission. The Issuer, the Receivables Trust and/or Conn Appliances, if the Issuer, the Receivables Trust and/or Conn Appliances or any Affiliate of either of them is not acting as Servicer, shall, at the expense of the Issuer or Conn Appliances, as applicable, cooperate in any reasonable request of the Indenture Trustee in connection with any filings required to be filed by the Indenture Trustee with the SEC under the provisions of the Securities Exchange Act of 1934 or pursuant to the Indenture.

Section 2.13 Affirmative Covenants of the Servicer. At all times from the Note Initial Increase Date to the date on which the Note Balance of all Notes shall be equal to zero, unless the Required Noteholders shall otherwise consent in writing:

(a) Credit and Collection Policies. The Servicer will comply in all material respects with the Credit and Collection Policies in regard to each Receivable and the related Contract.

(b) Collections Received. Subject to Section 8.03(a) of the Indenture, the Servicer shall set aside and deposit as soon as reasonably practicable (but in any event no later than two (2) Business Days following its receipt thereof) into the Collection Account all Collections received from time to time by the Servicer.

(c) Notice of Early Amortization Event, Events of Default, Potential Pay Out Event or Servicer Defaults. Within five (5) Business Days after the Servicer obtains actual knowledge or receives written notice of the occurrence of each Early Amortization Event, Event of Default or Servicer Default, the Servicer will furnish to the Indenture Trustee and the Rating Agencies (if any Rating Agency then provides a rating on the Notes) a statement of a Responsible Officer of the Servicer, setting forth to the extent actually known by the Servicer, details of such Early Amortization Event, Event of Default or Servicer Default, and the action which the Servicer, the Issuer or a Depositor proposes to take with respect thereto.

(d) Conduct of Business. The Servicer will do all things necessary to remain duly incorporated, validly existing and in good standing in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted to the extent that the failure to maintain such would have an Adverse Effect.

(e) Compliance with Laws. The Servicer will comply in all respects with all laws with respect to the Receivables to the extent that any non-compliance would have an Adverse Effect.

20

Section 2.14 Negative Covenants of the Servicer. At all times from the date hereof to the date on which the Note Balance of all Notes shall be equal to zero, unless the Required Noteholders shall otherwise consent in writing:

(a) Modifications of Receivables or Contracts. The Servicer shall not extend, amend, forgive, discharge, compromise, waive, cancel or otherwise modify the terms of any Receivable or amend, modify or waive any term or condition of any Contract related thereto; except in accordance with Section 2.02(b).

(b) Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. (I) The Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

(i) the entity formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be an entity organized and existing under the laws of the United States of America or any State or the District of Columbia and, if the Servicer is not the surviving entity, such corporation shall expressly assume, by an agreement supplemental hereto executed and delivered to the Indenture Trustee, and with notice to the Rating Agencies (if any Rating Agency then provides a rating on the Notes), the performance of every covenant and obligation of the Servicer under the Servicer Transaction Documents; and

(ii) the Servicer has delivered to the Indenture Trustee, the Administrative Agent, the Noteholders and the Receivables an Opinion of Counsel stating that such consolidation, merger, conveyance or transfer comply with this paragraph (b) and that all conditions precedent herein provided for relating to such transaction have been complied with (and if an agreement supplemental hereto has been executed as contemplated by clause (i) above, such opinion of counsel shall state that such supplemental agreement is a legal, valid and standing obligation of the Servicer enforceable against the Servicer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles).

(II) If SST is acting as Servicer, any corporation or other entity into which SST may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which SST shall be a party, or any corporation or other entity succeeding to the business of SST must be the successor of SST hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, and SST will not merge, convert or consolidate if the resulting entity would not be the successor of SST hereunder.

21

(c) No Change in Business or the Credit and Collection Policies. The Servicer will not make any change in the character of its business or in the Credit and Collection Policies, which change would, in either case, impair the collectability of any Receivable or otherwise have an Adverse Effect, except to the extent such change is required as a result of a change in applicable Requirements of Law.

Section 2.15 Sale of Defaulted Receivables. The initial Servicer may sell, on behalf of the Receivables Trust, Defaulted Receivables that have been Defaulted Receivables for no less than six months, as to which the initial Servicer shall have determined eventual payment in full is unlikely, to an unaffiliated third party for the greatest market price available, if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivables would be increased by such sale. Notwithstanding the foregoing, in no event may the aggregate sales of Defaulted Receivables (by Receivables Principal Balance of such Defaulted Receivable as of the applicable Cut-Off Date) pursuant to this Section 2.15 exceed 10% of the Receivables Principal Balance of all Receivables as of their applicable Cut-Off Date.

ARTICLE III

[RESERVED]

ARTICLE IV

[RESERVED]

ARTICLE V

OTHER MATTERS RELATING

TO THE SERVICER

Section 5.01 Liability of the Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by it or required to be taken by it in such capacity herein and in the other Servicer Transaction Documents.

Section 5.02 Limitation on Liability of the Servicer and Others. The directors, officers, employees or agents who are natural persons of the Servicer shall not be under any liability to the Issuer, the Receivables Trust, the Indenture Trustee, the Administrative Agent, the Noteholders or any other Person hereunder or pursuant to any document delivered hereunder for any action taken or for refraining from the taking of any action, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and any supplement hereto. Except as provided in this Section 5.02 with respect to the Issuer,

22

the Receivables Trust, and the Indenture Trustee, and their respective officers, directors, employees and agents, the Servicer shall not be under any liability to the Issuer, the Receivables Trust, the Indenture Trustee, their respective officers, directors, employees and agents, the Noteholders or any other Person for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement or any supplement hereto; provided, however, that this provision shall not protect the Servicer against any liability which would otherwise be imposed by reason of (x) willful misconduct, bad faith or negligence in the performance of duties or by reason of its reckless disregard of its obligations and duties hereunder or under the Indenture or (y) breach of the express terms of any Servicer Transaction Document. The Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables or the other property in the Trust Estate in accordance with this Agreement, the Indenture and the Note Purchase Agreement that in its reasonable opinion may involve it in any expense or liability.

Section 5.03 Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which such Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of any Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel and as to clause (ii) by an Officer’s Certificate of the Servicer (or, if the Servicer is not Conn Appliances or an Affiliate thereof, a certificate of a responsible officer of such Servicer), each to such effect delivered, and satisfactory in form and substance, to the Indenture Trustee. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of such Servicer in accordance with Section 2.01 hereof and notice has been provided to the Rating Agencies (if any Rating Agency then provides a rating on the Notes).

Section 5.04 Waiver of Defaults. Any default by the Servicer in the performance of its obligations hereunder and its consequences may be waived pursuant to Section 7.01. Upon any such waiver of a default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

23

ARTICLE VI

ADDITIONAL OBLIGATION OF THE

SERVICER WITH RESPECT TO THE INDENTURE TRUSTEE

Section 6.01 Successor Indenture Trustee.

(a) If the Indenture Trustee resigns or is removed pursuant to the terms of the Indenture or if a vacancy exists in the office of the Indenture Trustee for any reason, the Servicer (or, if Conn Appliances is not the Servicer, the Issuer), with the consent of the Administrative Agent, shall promptly appoint a successor Indenture Trustee meeting the requirements of Section 6.11 of the Indenture, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Indenture Trustee and one copy to the successor Indenture Trustee.

(b) The Servicer and the Issuer agree to execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Indenture Trustee all rights, powers, duties and obligations under the Indenture and hereunder.

Section 6.02 Tax Returns. The initial Servicer, on behalf of Issuer, or the Issuer shall prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders and shall deliver such information to the Indenture Trustee at least five days prior to the date it is required by law to be distributed to Noteholders. Except to the extent the initial Servicer or the Issuer breaches its obligations or covenants contained in this Section 6.02, in no event shall the initial Servicer or the Issuer be liable for any liabilities, costs or expenses of the Noteholders arising under any tax law, including without limitation federal, state, local or foreign income or excise taxes or any other tax imposed on or measured by income or gross receipts (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

Section 6.03 Final Payment with Respect to the Notes. The initial Servicer or the Issuer shall provide any notice of final payment as specified for the Issuer in Section 10.02 of the Indenture and in accordance with the procedures set forth therein.

Section 6.04 Optional Purchase of Receivables Trust Estate.

(a) The Servicer will have the option to purchase (the “Optional Purchase”) the Receivables Trust Estate and/or the Receivables Trust Certificate for an amount equal to the Optional Purchase Price from the Issuer on any Payment Date if as of the last day of the related Monthly Period, the Note Balance has declined to 10% or less of the Note Maximum Balance as of the such date, in accordance with Section 8.07 of the Indenture. The Optional Purchase Price will not be less than an amount sufficient to pay all amounts owing on the Notes in full on the final Payment Date in accordance with the priorities set forth in Section 8.06 of the Indenture. If the Servicer elects to exercise such option, it shall comply with all applicable conditions set forth in Section 8.07 of the Indenture. Upon proper exercise of such option and payment of the Optional Purchase Price, the Receivables Trust Estate or Receivables Trust Certificate to be sold in such Optional Purchase shall be sold to the Servicer at a price equal to the related Optional Purchase Price. The proceeds of any such Optional Purchase shall be applied to the Notes in accordance with the provisions for the redemption of such Notes on such date as set forth in the Indenture.

24

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.01 Amendment.

(a) Any provision of this Agreement may be amended, supplemented, modified or waived in writing from time to time by the Issuer, the Indenture Trustee, the Receivables Trust and the Servicer with the consent of the Administrative Agent and the Required Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of Noteholders; provided, however, that no such amendment, supplement, modification or waiver shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Notes without the consent of each Holder of Notes so affected, (ii) change the definition of or the manner of calculating the Note Balance without the consent of each Holder of Notes, (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Holder of Notes adversely affected, (iv) adversely affect in any material respect the interests of the Back-Up Servicer (including as Successor Servicer) without its prior written consent or (v) adversely affect in any material respect the interests of the Indenture Trustee without its prior written consent. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Indenture Trustee’s rights, duties, indemnities or immunities under this Agreement, the Indenture or otherwise.

(b) Promptly after the execution of any such amendment, the Issuer shall furnish notification of the substance of such amendment to the Rating Agencies (if any Rating Agency then provides a rating on the Notes).

(c) Notwithstanding anything herein to the contrary, no amendment this Agreement shall be effective unless, as evidenced by an officer’s certificate of the Servicer, such amendment would not result in or cause the Receivables Trust or the Issuer to be classified as an association or publicly traded partnership taxable as a corporation.

(d) It shall not be necessary for the consent of Noteholders under this Section 7.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Administrative Agent may prescribe.

(e) In connection with any amendment, the Indenture Trustee shall be entitled to receive (i) an Officer’s Certificate to the effect that the amendment complies with all requirements of this Agreement and the Indenture and that all conditions precedent thereto have been satisfied, and (ii) if any Noteholders did not

25

consent to such amendment, an Opinion of Counsel (from an external law firm) from the Issuer to the effect that the amendment complies with all requirements of this Agreement and the Indenture, except that such counsel shall not be required to opine on factual matters.

(f) All reasonable fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred in connection with any amendment, modification, waiver or supplement to this Agreement shall be payable by the Issuer.

Section 7.02 Protection of Right, Title and Interest to Receivables and Related Security.

(a) Conn Appliances or the Issuer (if Conn Appliances is not the Servicer) shall cause this Agreement, the Indenture and the Note Purchase Agreement, all amendments hereto and/or all financing statements and any other necessary documents covering the Noteholders’ and the Indenture Trustee’s right, title and interest to the Trust Estate and the Receivables Trust’s right, title and interest to the Receivables Trust Estate to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the Indenture Trustee’s Lien (granted pursuant to the Indenture for the benefit of the Secured Parties) on the property comprising the Trust Estate and the Receivables Trust’s right, title and interest to the Receivables Trust Estate. Conn Appliances or the Issuer shall deliver to the Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing.

(b) The Servicer will give the Indenture Trustee prompt written notice of any relocation of any office from which it services the Receivables and Related Security or keeps records concerning such items or of its principal executive office and, in the case of the initial Servicer, prompt written notice of whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the Indenture Trustee’s security interest in the Trust Estate and the proceeds thereof for the benefit of the Secured Parties. The Servicer will at all times maintain each office from which it performs custody, collection and/or customer service obligations with respect to the Receivables, Related Security and other property in its possession and part of the Trust Estate and its principal executive office within the United States of America.

Section 7.03 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES

26

HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS SERVICING AGREEMENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENT THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 7.04 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, sent by facsimile to, sent by courier (overnight or hand-delivered) at or mailed by registered mail, return receipt requested, to (a) in the case of the Issuer, Conn’s Receivables Warehouse, LLC, 4055 Technology Forest Blvd., Suite 210, The Woodlands, TX, 77381, Attention: Mark Prior, Email: mark.prior@conns.com, (b) in the case of the initial Servicer or Conn Appliances, to 4055 Technology Forest Blvd., Suite 210, The Woodlands, TX, 77381, (c) in the case of the Indenture Trustee, to the Corporate Trust Office, and (d) in the case of the Receivables Trust, to c/o Wilmington Trust, National Association, as Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration – Conn’s Receivables Warehouse Trust; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Unless otherwise expressly provided herein, the Indenture or the Note Purchase Agreement, any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed or published, as the case may be, within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice.

Section 7.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 7.06 Delegation. Except as provided in Section 2.01, or 2.02, the Servicer may not delegate any of its obligations under this Agreement.

Section 7.07 Waiver of Trial by Jury. To the extent permitted by applicable law, each of the parties hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Agreement or the Transaction Documents or any matter arising hereunder or thereunder.

27

Section 7.08 Further Assurances. The Servicer agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Indenture Trustee more fully to effect the purposes of this Agreement.

Section 7.09 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Indenture Trustee, the Issuer, the Receivables Trust, the Servicer, or the Noteholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 7.10 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 7.11 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Secured Parties and their respective successors and permitted assigns. Except as provided in this Section 7.11, no other Person will have any right or obligation hereunder; provided that the Issuer shall have the right to enforce all rights of the Receivables Trust.

Section 7.12 Actions by Noteholders.

(a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Noteholders, such action, notice or instruction may be taken or given by any Noteholder, unless such provision requires a specific percentage of Noteholders, as certified by such Noteholder. Notwithstanding anything in this Agreement to the contrary, neither the Servicer nor any Affiliate thereof shall have any right to vote with respect to any Note except as specifically provided in the Indenture or the Note Purchase Agreement.

(b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Noteholder shall bind such Noteholder and every subsequent holder of such Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Indenture Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 7.13 Rule 144A Information. For so long as any of the Notes are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer and the Indenture Trustee (if such information is in the Indenture Trustee’s possession) agree to provide to any Noteholders and to any prospective purchaser of Notes designated by such a Noteholder upon the request of such Noteholder or

28

prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act, and the Servicer agrees to reasonably cooperate with the Issuer and the Indenture Trustee in connection with the foregoing.

Section 7.14 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement.

Section 7.15 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 7.16 Rights of the Indenture Trustee. The Indenture Trustee shall be entitled to all rights, powers, protection, privileges, indemnities and immunities conferred on it by the terms of the Indenture as if specifically set forth herein, and shall not be liable for any loss arising in connection with the exercise of any such rights, powers, protections, privileges, indemnities and immunities.

Section 7.17 Sales Tax Proceeds. For the avoidance of doubt, (1) the initial Servicer hereby notifies each of the parties hereto that the Receivables Trust, the Depositor, the Seller and the Issuer are each “assignees” of the right to receive the Texas bad debt deduction for all applicable defaults as per Section 151.426(c) of the Texas Tax Code and (2) each of the initial Servicer, the Depositor, the Seller, the Receivables Trust, the Issuer, and the retailer of the Merchandise will cooperate to obtain the Texas bad deduction for the assignees.

Section 7.18 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust, National Association (“WTNA”), not individually or personally but solely as Receivables Trust Trustee of the Receivables Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Receivables Trust is made and intended not as personal representations, undertakings and agreements by WTNA but is made and intended for the purpose of binding only the Receivables Trust, (c) nothing herein contained shall be construed as creating any liability on WTNA individually or personally, to perform any covenant either expressed or implied contained herein of the Receivables Trust, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties herein, (d) WTNA has made no investigation as to the accuracy or completeness of any representations and warranties made by the Receivables Trust in this Agreement and (e) under no circumstances shall WTNA be personally liable for the payment of any indebtedness or expenses of the Receivables Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Receivables Trust under this Agreement or any other related documents.

29

Section 7.19 Effectiveness of Agreement. Notwithstanding anything to the contrary herein, this Agreement, including each grant of security interest hereunder and the representations, warranties, covenants and other obligations of the Seller, the Purchaser and the Receivables Trust [~~shall not become~~]became effective [~~until the Note Initial Increase Date.~~]on August 8, 2017.

30

IN WITNESS WHEREOF, the Issuer, the Servicer and the Indenture Trustee have caused this Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

CONN’S RECEIVABLES WAREHOUSE, LLC,
as Issuer

By:

Name:
Title:

CONN’S RECEIVABLES WAREHOUSE TRUST as Receivables Trust

By: Wilmington Trust, National Association, not in its individual capacity but solely as Receivables Trust Trustee

By:

Name:
Title:

CONN APPLIANCES, INC., as Servicer

By:

Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:

Name:
Title:

Servicing Agreement Signature Page

Exhibit A

Form of Monthly Servicer Report

FORM OF MONTHLY SERVICER REPORT

[ATTACHED]

SCHEDULE I

LITIGATION

None

SCHEDULE II

DEFINITIONS

Schedule II

PART A - DEFINITIONS SCHEDULE

The rules of construction set forth in Section 1.02 of the Indenture shall be applicable to this Agreement and to any other agreement that incorporates this Definitions Schedule by reference.

“2016-B Issuer” shall mean Conn’s Receivables Funding 2016-B, LLC.

“2016-B Seller” shall mean the Conn’s Receivables 2016-B Trust.

“2016-B First Receivables Purchase Agreement” shall mean the First Receivables Purchase Agreement dated as of October 6, 2016, between the Original Seller, as seller, and the Depositor, as purchaser.

“2018-PV1 Ineligible Receivables” means the Receivables designated as such on Schedule I to Exhibit A to the initial Bill of Sale delivered under the Second Receivables Purchase Agreement.

“2018 Commitment Letter” shall mean the Commitment Letter dated February 6, 2018, between the Primary Note Purchaser and the Issuer.

“2018 Warehouse Funding” shall mean the sale of the Class A Notes on the 2018 Warehouse Funding Date.

“2018 Warehouse Funding Date” shall mean February 15, 2018.

“30+ Day Delinquent Receivables” shall mean, with respect to any determination date, any Receivable with respect to which any monthly payment remains unpaid for more than thirty (30) days after the date such monthly payment was originally contractually due, but which Receivable is not yet a 60+ Day Delinquent Receivable.

“60+ Day Delinquent Receivables” shall mean, with respect to any determination date, any Receivable with respect to which any monthly payment remains unpaid for more than sixty (60) days after the date such monthly payment was originally contractually due.

“ABL Agreement” shall mean the Third Amended and Restated Loan and Security Agreement dated as of October 30, 2015, among Conn’s, Inc., as parent and guarantor (“Parent”), Conn Appliances, Inc., Conn Credit I, LP and Conn Credit Corporation, Inc. as borrowers, the financial institutions party thereto from time to time as lenders, certain co-syndication agents, joint lead arrangers and joint bookrunners, and Bank of America, N.A., a national banking association, as administrative agent and collateral agent.

“ABL Financial Covenants” shall mean the minimum Interest Coverage Ratio, the maximum Leverage Ratio and the maximum ABS Excluded Leverage Ratio, in each case as defined in the ABL Agreement, in effect on [~~August 8, 2017~~]February 6, 2018; provided, upon the occurrence of an amendment, modification or replacement of the ABL Agreement that amends the ABL Financial Covenants, the Depositor shall promptly provide written notice of such amendment to the Administrative Agent, and the ABL Financial Covenants definition herein shall

2

remain as defined immediately prior to such amendment, modification or replacement, unless the Administrative Agent receives prior written notice and consents to such amendment, modification or replacement. On [~~August 8, 2017,~~]February 6, 2018, the ABL Financial Covenants shall be measured on a quarterly basis as of the last day of each fiscal quarter of the Consolidated Parent, and require (i) an Interest Coverage Ratio of at least equal [~~0.80~~]to 1.10 to 1.00[ ~~until October 31, 2017, and then~~] from October 31, 2017 until January 31, 2018, [~~1.10 to 1.00,~~ ]and then from January 31, 2018 and thereafter, 1.25 to 1.00, (ii) a Leverage Ratio not greater than 4.00 to 1.00, and (iii) an ABS Excluded Leverage Ratio not greater than 2.00 to 1.00. Notwithstanding the above, once the Availability Block, as defined in the ABL Agreement, is reduced to $0, in accordance with the terms of the ABL Agreement, the minimum Interest Coverage Ratio requirement for the fiscal quarter in which such reduction occurs and for all fiscal quarters thereafter shall be 2.00 to 1.00.

“ABL Lenders” shall mean the “Lenders” as defined under the ABL Agreement.

“ABS Interests” shall mean and include one or more ABS interests, as defined in the Credit Risk Retention Rules, in the Issuer.

“Act” or “Act of Noteholder” shall have the meaning specified in Section 11.03(a) of the Indenture.

“Additional Cut-Off Date” shall mean with respect to each Additional Receivable, the date specified by the Issuer as the “Cut-Off Date” for such Additional Receivable in connection with the applicable Note Balance Increase Notice. With respect to the 2018 Warehouse Funding, the Additional Cut-Off Date shall be January 31, 2018.

“Additional Receivable” shall mean, each additional Receivable that is acquired by the Issuer in accordance with a Note Balance Increase.

“Administrative Agent” shall mean Credit Suisse AG, New York Branch, in its capacity as administrative agent under the Note Purchase agreement, together with its successors in interest and any successor administrative agent thereunder.

“Adverse Effect” shall mean, with respect to any event, condition or action, that such action could reasonably be expected to, if not cured, (a) result in the occurrence of [~~an Early Amortization Event or~~ ]an Event of Default; (b) materially and adversely affect (i) the amount or timing of distributions to be made to the Noteholders pursuant to the Servicing Agreement or the Indenture, (ii) the validity or enforceability of any material provision of the Transaction Documents, (iii) the existence, perfection, priority or enforceability of the Indenture Trustee’s security interest in any portion of the Trust Estate, (iv) the ability of any party to perform its obligations under the Transaction Documents or (v) the value, collectability or enforceability of the Receivables and the other assets in the Trust Estate; or (c) otherwise, in respect of any Person, materially and adversely result in a change in the financial condition, business, assets or operations of such Person.

“Affiliate” of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person

3

means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Investor Net Loss Amount” means, with respect to any Collection Period, an amount equal to the aggregate Receivables Principal Balance of all Receivables that became Defaulted Receivables during such Collection Period (each respective aggregate Receivables Principal Balance being measured as of the date the relevant Receivable became a Defaulted Receivable) minus any Deemed Collections and Recoveries deposited into the Collection Account during such Collection Period in respect of Receivables that have become Defaulted Receivables before or during such Collection Period.

“Aggregate Receivables Principal Balance” shall mean, with respect to any date of determination, an amount equal to the aggregate of the Receivables Principal Balance of all Receivables in the Trust Estate, other than Defaulted Receivables and Ineligible Receivables, in each case as of the last day of the most recently ended Collection Period or, in the case of Eligible Receivables acquired by the Issuer after the last day of such Collection Period, the Additional Cut-Off Date for such Eligible Receivables.

“Alternative Purchaser” means each of the Persons, if any, identified from time to time as an “Alternative Purchaser” on the signature pages of the Note Purchase Agreement or in the applicable Assignment and Assumption Agreement and each such Person’s successors or assigns in such capacity.

“Alternative Rate” means, on any date, a fluctuating rate of interest per annum equal to the LIBO Rate plus 1.00%; provided, the Alternative Rate shall be the Base Rate if a LIBO Disruption Event is in effect.

“Assignment and Assumption Agreement” shall have the meaning specified in the Note Purchase Agreement.

“Authorized Officer” shall mean:

with respect to the Receivables Trust, (i) any officer of the Receivables Trust Trustee who is authorized to act for the Receivables Trust Trustee in matters relating to the Receivables Trust and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Receivables Trust Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), and (ii) any officer of the Issuer who is authorized to act for the Issuer in matters relating to the Receivables Trust and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Issuer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter);

with respect to the Depositor, any officer of the Depositor who is authorized to act for the Depositor and who is identified on the list of Authorized Officers (containing the specimen signature of each such Person) delivered by the Depositor to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter);

4

with respect to the Issuer, any officer of the Issuer who is authorized to act for the Issuer and who is identified on the list of Authorized Officers (containing the specimen signature of each such Person) delivered by the Issuer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter);

with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer; and

with respect to the Seller, any officer of the Seller who is authorized to act for the Seller.

“Available Funds” shall mean for any Payment Date, the sum of (a) Collections received in the Collection Account during the Collection Period relating to such Payment Date, (b) any Cap Payments on deposit in the Collection Account as of such Payment Date, and (c) all amounts on deposit in the Reserve Account.

“Back-up Servicer” shall mean Systems & Services Technologies, Inc. or such other Person that is acceptable to the Administrative Agent then acting as “Back-up Servicer” pursuant to and in accordance with a Back-up Servicing Agreement.

“Back-up Servicing Agreement” shall mean a Back-up Servicing Agreement, in form and substance satisfactory to the Administrative Agent, among the Issuer, the Receivables Trust, the Servicer, the Indenture Trustee and the Back-up Servicer, pursuant to which the Back-up Servicer has agreed to perform the back-up servicing duties specified therein for the benefit of the Issuer and the Noteholders.

“Back-up Servicing Fee” shall have the meaning specified in [~~the~~]any Back-up Servicing Agreement. ~~For the avoidance of doubt,~~ [~~no Back-up Servicing Fee shall accrue or be payable prior to the Initial Cut-Off Date.~~]

“Base Rate” means, on any date, a fluctuating rate of interest per annum equal to the greater of (i) the Prime Rate and (ii) the Federal Funds Rate plus 0.50%.

“Bill of Sale” shall mean the Bill of Sale, dated as of February 15, 2018, among the Depositor, the Issuer and the Receivables Trust.

“Borrowing Base Receivables Principal Balance” shall mean, with respect to any date of determination, an amount equal to the Aggregate Receivables Principal Balance less Delinquent Receivables, in each case, that are not Defaulted Receivables as of the last day of the most recently ended Collection Period or, in the case of Eligible Receivables acquired by the Issuer after the last day of such Collection Period, the Additional Cut-Off Date for such Eligible Receivables.

“Breakage Fee” shall mean, with respect to any Noteholder, the amounts, if any, payable to such Noteholder under Section 2.03(c) of the Note Purchase Agreement due to either early payment of principal on the Note or failure to pay principal with respect to a scheduled Note Balance Decrease in accordance with Section 2.08(b) of the Indenture.

5

“Business Day” shall mean any day other than (a) a Saturday or Sunday or (b) any other day on which banking institutions in New York, New York, Salt Lake City, Utah, Minneapolis, Minnesota or any other city in which the principal executive offices of the Servicer or the Depositor, as the case may be, are located, are authorized or obligated by law, executive order or governmental decree to be closed or on which the fixed income markets in New York, New York are closed.

“Cap Condition” shall mean, as of any date, either (a) the Borrower has entered into one or more Interest Rate Hedge Agreements with Eligible Counterparties that are in full force and effect and such Interest Rate Hedge Agreements have a constant or declining scheduled aggregate notional amount projected (as reasonably determined by the Administrative Agent in consultation with the Servicer) to cause the aggregate notional amount of such interest rate caps to equal or exceed the Note Balance at all times until the Notes are repaid in full; provided that such projections shall be based on the scheduled payments due in respect of the Receivables and historical and projected loss, delinquency, default and prepayment rates with respect thereto and such projections shall be made using stress-factor, loss, delinquency, default and prepayment rate assumptions reasonably acceptable to the Administrative Agent or (b) solely in the event that the Cap LIBO Rate is less than 2.00%, the amount on deposit in the Reserve Account is equal to or greater than the Enhanced Required Reserve Account Amount.

“Cap LIBO Rate” shall mean, with respect to any Eligible Interest Rate Cap, the “LIBO Rate” as defined in the Note Purchase Agreement.

“Cap Payments” shall mean, with respect to any Eligible Interest Rate Cap (or other interest rate cap), all payments remitted to the Collection Account by an Eligible Counterparty (or other counterparty) which represent payments made by such Eligible Counterparty (or other counterparty) under the terms of such Eligible Interest Rate Cap (or other interest rate cap).

“Cap Rate” shall mean a rate approved by the Administrative Agent.

“Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests, including, without limitation, limited and general partnership interests, in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Certificate” shall mean the Receivables Trust Certificate.

“Certificateholder” shall mean the registered holder of a Receivables Trust Certificate as reflected in the register maintained pursuant to Section 3.3 of the Receivables Trust Agreement, which shall initially be the Issuer.

“Certificate Register” shall have the meaning assigned to it in the Receivables Trust Agreement.

“Certificate Registrar” shall have the meaning assigned to it in the Receivables Trust Agreement.

6

“Certificate of Trust” shall mean the certificate of trust of the Receivables Trust filed on January 20, 2017, with the Delaware Secretary of State pursuant to the Delaware Statutory Trust Act.

“Change of Control” shall mean Sponsor ceases to own, directly or indirectly, 100% of the issued and outstanding Capital Stock of the Servicer or the Issuer, in each case free and clear of all adverse claims other than claims under the ABL Agreement (or, with respect to the Servicer, other than liens to secure any debt that refinanced the ABL Agreement).

“Class A Fee Rate” means, with respect to any date of determination, (a) [~~on which no Early Amortization Event has occurred that is continuing on such date, 4.00%, (b) on which an Early Amortization Period has commenced and is continuing on such date, but~~ ]prior to the occurrence of an Event of Default, [~~6.00~~]2.75%, and ([~~c~~]b) on and after the occurrence of an Event of Default, [~~9.00~~]6.00%.

“Class A Notes” shall have the meaning specified in the Note Purchase Agreement.

“Closing Date” shall mean February 24, 2017.

“Collection Account” shall have the meaning specified in Section 8.02(a)(i) of the Indenture.

“Collection Period” shall mean, with respect to each Payment Date, the preceding calendar month; provided, however, that the initial Collection Period will commence on the day immediately following the Initial Cut-Off Date.

“Collections” shall mean, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable made by or on behalf of Receivables Obligors, including, without limitation, all principal, Finance Charges and Recoveries, if any, and cash proceeds of Related Security with respect to such Receivable (including any insurance and RSA proceeds and returned premiums but excluding refunds and rebates of earned premium with respect to the cancellation of credit insurance and RSAs and unearned commissions with respect to RSAs related to Defaulted Receivables) and any Deemed Collections in each case, received after the Cut-Off Date; provided, however, that, if not otherwise specified, the term “Collections” shall refer to the Collections on all the Receivables collectively together with any Investment Earnings and any other funds received with respect to the Trust Estate.

“Commercial Paper Notes” means, with respect to a Conduit, the promissory notes issued by or on behalf of such Conduit in the commercial paper market which are allocated by such Conduit as its funding for its purchasing or maintaining its portion of the Note Balance under the Note Purchase Agreement.

“Commitment Letter” shall have the meaning specified in Section 2.04(e) of the Note Purchase Agreement, and with respect to the 2018 Warehouse Funding, shall mean the 2018 Commitment Letter.

7

“Commitment Letter Delivery Date” shall mean the date on which the Commitment Letter is delivered to the Issuer, the Administrative Agent, the Indenture Trustee and the Servicer in accordance with Section 2.04(e) of the Note Purchase Agreement.

“Conduit” shall mean each of the Persons, if any, identified from time to time as a “Conduit” on the signature pages of the Note Purchase agreement or identified as a “Conduit” in the Assignment and Assumption Agreement pursuant to which it has taken an assignment of Notes in accordance with the Note Purchase Agreement and each such Person’s successors or permitted assigns in such capacity.

“Conn Appliances” shall mean Conn Appliances, Inc., a Texas corporation.

“Consolidated Net Worth” shall mean at any date, with respect to any Person, the consolidated stockholders’ equity of such Person and its consolidated Subsidiaries, minus (to the extent reflected in determining such consolidated stockholders’ equity) all intangible assets (in each case, as determined in accordance with GAAP, applied on a basis consistent with the most recent audited financial statements of such Person before the Note Initial Increase Date or, if applicable, Note Balance Increase Date).

“Consolidated Parent” shall mean, initially, Conn’s, Inc., a Delaware corporation, and any successor Conn’s, Inc. as the indirect or direct parent of Conn Appliances, the financial statements of which are for financial reporting purposes consolidated with Conn Appliances in accordance with GAAP, or if there is none, Conn Appliances.

“Contract” shall mean any Installment Contract (which “Installment Contract” has been acquired (or purported to be acquired) by the Depositor from the 2016-B Seller pursuant to the First Receivables Purchase Agreement and subsequently acquired by the Receivables Trust from the Depositor pursuant to the terms of the Second Receivables Purchase Agreement).

“Corporate Trust Office” shall have the meaning (a) when used in respect of the Receivables Trust Trustee, the address of the Receivables Trust Trustee specified in the Receivables Trust Agreement and (b) when used in respect of the Indenture Trustee, the address of the Indenture Trustee specified in Section 3.02 of the Indenture.

“CP Cost” means, for any day with respect to any Conduit, an amount equal to the weighted average on such day of the rates at which all Commercial Paper Notes issued by or on behalf of such Conduit to fund or maintain its portion of the Note Balance were sold, which rates shall include all dealer commissions and other costs of issuing such Commercial Paper Notes, whether any such commercial paper notes were specifically issued to fund such portion or are allocated, in whole or in part, to such funding.

“Credit and Collection Policy” shall mean the Servicer’s credit and collection policy or policies relating to Contracts and Receivables existing on the Closing Date and referred to and in accordance with the Servicing Agreement, as the same is amended, supplemented or otherwise modified and in effect from time to time in compliance with Section 2.14(c) of the Servicing Agreement; provided, however, if the Servicer is any Person other than the initial Servicer, “Credit and Collection Policies” shall refer to the collection policies of such Servicer as they relate to receivables of a similar nature to the Receivables.

8

“Credit Risk Retention Rules” shall mean the final rules contained in Regulation RR, 17 C.F.R. §246.1, et seq., implementing the credit risk retention requirements of Section 15G of the Exchange Act.

“Cumulative Net Loss Percentage” shall mean, for any Monthly Determination Date, the quotient (expressed as a percentage) of (I) the result of (x) the aggregate Receivables Principal Balance of all Receivables (excluding Ineligible Receivables) that became Defaulted Receivables since the related Cut-off Date, plus (y) the aggregate amount by which the Receivables Principal Balance of any Receivables (other than Defaulted Receivables and Ineligible Receivables) were reduced due to being charged-off in accordance with the Credit and Collection Policy since the related Cut-off Date, minus (z) recoveries in respect of Defaulted Receivables (that were not previously Ineligible Receivables) paid as Collections since the related Cut-off Date divided by (II) the Aggregate Receivables Principal Balance of all Receivables in the Trust Estate as of the related Cut-off Date.

“Custodian” shall have the meaning specified in Section 2.02(a)(ii) of the Servicing Agreement.

“Cut-Off Date” shall mean, with respect to any Receivables, the Initial Cut-Off Date or the related Additional Cut-Off Date, as applicable.

“Debtor Relief Laws” shall mean (i) the United States Bankruptcy Code and (ii) all other applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, suspension of payments, adjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

“Deemed Collections” means, in connection with any Receivable, all amounts payable (without duplication) with respect to such Receivable, by (i) the Seller to the Depositor pursuant to Section [~~2.3~~]2.5 the 2016-B First Receivables Purchase Agreement, (ii) the Depositor pursuant to Section [~~2.3~~]2.4 of the Second Receivables Purchase Agreement and/or (iii) the initial Servicer pursuant to Section 2.15 of the Servicing Agreement.

“Defaulted Receivable” shall mean a Receivable (i) as to which, at the end of any Collection Period, any scheduled payment, or part thereof, remains unpaid for 210 days or more past the due date for such payment determined by reference to the contractual payment terms, as amended, of such Receivable, such amendment in accordance with the Credit and Collection Policies or (ii) which, consistent with the Credit and Collection Policies, would be written off the Issuer’s, the Seller’s or the Servicer’s books as uncollectible.

“Definitive Notes” shall mean, the Notes issued in fully registered, certificated form issued to the owners thereof or their nominee.

“Delaware Secretary of State” shall mean the Office of the Secretary of State of the State of Delaware.

“Delaware Statutory Trust Act” shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., as the same may be amended from time to time.

9

“Delinquency Percentage” shall mean, on any Monthly Determination Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Receivables Principal Balance of the Receivables (excluding Ineligible Receivables) that are Delinquent Receivables, as of the last day of the related Collection Period and the denominator of which is the Aggregate Receivables Principal Balance as of the last day of the related Collection Period.

“Delinquent Receivable” shall mean a 60+ Day Delinquent Receivable.

“Demand” shall have the meaning specified in Section 6.15(a) of the Indenture.

“Depositor” shall mean Conn Appliances Receivables Funding, LLC, a Delaware limited liability company, and its successors and permitted assigns.

“Depositor LLC Agreement” shall mean the Limited Liability Company Agreement of Conn Appliances Receivables Funding, LLC, as amended or otherwise modified from time to time.

“Dollars”, “$” or “U.S. $” shall mean (a) United States dollars or (b) denominated in United States dollars.

“[~~Early Amortization Event” shall mean any Early Amortization Event specified in Section 5.01 of the Indenture.~~]Effective Date” shall mean February 6, 2018.

[~~”Early Amortization Period” shall mean the period commencing at the close of business on the Business Day immediately preceding the earlier to occur of (a) the day on which an Early Amortization Event has occurred and (b) the Facility Turbo Date, and ending on the payment in full of the Note Balance; provided, that any Early Amortization Period caused solely by the occurrence of a Level I Trigger Event will terminate and be deemed cured and no longer continuing for all purposes on the first Payment Date following such Level I Trigger Event for which a Level I Trigger Event has not occurred.~~]

“Eligible Counterparty” shall mean an entity that on the date of entering into any Interest Rate Hedge Agreement is (1) an Affiliate of the Administrative Agent or (2) (i) an interest rate swap provider that has been approved in writing by the Administrative Agent, acting at the direction of the Required Noteholders (ii) has (1) a long term senior unsecured debt rating of not less than “A+” by S&P and not less than “A1” by Moody’s, and (2) a short term senior unsecured debt rating of not less than “A-1” by S&P and not less than “P-1” by Moody’s; and (ii) in the Hedging Agreement to which it is a party, (x) consents to the assignment of the Borrower’s rights under such Hedging Agreement to the Administrative Agent and (y) agrees that in the event that Moody’s or S&P, as applicable, shall reduce or withdraw its long term or short term senior unsecured debt rating described in clause (b)(i)(y) above, within thirty (30) Business Days of such downgrade or withdrawal, it shall transfer its rights and obligations under each Hedging Agreement to another entity that meets the requirements provided in clauses (b)(i) and (ii) hereof and which has entered into a Hedging Agreement with the Borrower on or prior to the date of such transfer; provided, if a Rating Agency is rating the Notes, any requirements of such Rating Agency for such Eligible Counterparty shall also be incorporated herein.

10

“Eligible Deposit Account” shall mean either (a) a segregated securities account or deposit account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the unsecured, unguaranteed senior debt securities of such depository institution shall have a credit rating from each of Moody’s and Standard & Poor’s in one of its generic credit rating categories that signifies “BBB” / “Baa2” or higher.

“Eligible Horizontal Residual Interest” shall mean an eligible horizontal residual interest, as defined in the Credit Risk Retention Rules, in the Issuer.

“Eligible Institution” shall mean a depository institution organized under the laws of the United States of America or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), which at all times has (a)(i) a long-term unsecured debt rating of “Baa1” or better by Moody’s and (ii) a certificate of deposit rating of “P-2” by Moody’s and (b), either (x) a long-term unsecured debt rating of “BBB+” by Standard & Poor’s or (y) a certificate of deposit rating of “A-2” by Standard & Poor’s. If so qualified, the Indenture Trustee or the Administrator may be considered an Eligible Institution for the purposes of this definition.

“Eligible Interest Rate Cap” shall mean, as of any date of determination, any interest rate cap purchased by the Issuer from an Eligible Counterparty that (i) has a strike rate equal to the Cap Rate, (ii) references the Cap LIBO Rate, (iii) requires that such Eligible Counterparty make Cap Payments on each Payment Date (to the extent that the Cap LIBO Rate exceeds the Cap Rate on the immediately prior Monthly Determination Date), (iv) requires that such Eligible Counterparty make all Cap Payments directly to the Collection Account, (v) is substantially in the form has been approved in writing by the Administrative Agent, such approval not to be unreasonably withheld, conditioned or delayed and (vi) for which each party is in compliance with its obligations under such interest rate cap in all material respects.

“Eligible Investments” shall mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which have maturities of no later than the Business Day immediately prior to the next succeeding Payment Date (unless payable on demand, in which case such securities or instruments may mature on such next succeeding Payment Date) and which evidence:

direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Issuer’s investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company will be

11

rated “A-2” or higher by Standard & Poor’s or the equivalent thereof by the Rating Agency (if any Rating Agency then provides a rating on the Notes);

commercial paper (having remaining maturities of no more than 30 days) having, at the time of the Issuer’s investment or contractual commitment to invest therein, a rating not lower than “A-2” by Standard & Poor’s or the equivalent thereof by the Rating Agency (if any Rating Agency then provides a rating on the Notes);

investments in money market funds rated “AA-mg” or higher by Standard & Poor’s or the equivalent thereof by the Rating Agency or otherwise approved in writing by the Rating Agency (if any Rating Agency then provides a rating on the Notes) including proprietary money market funds offered or managed by Wells Fargo Bank, N.A. or an Affiliate thereof;

demand deposits, time deposits and certificates of deposit which are fully insured by the Federal Deposit Insurance Corporation;

notes or bankers’ acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in (b) above;

time deposits, other than as referred to in clause (e) above, with a Person (i) the commercial paper of which is rated “A-2” or higher by Standard & Poor’s or the equivalent thereof by the Rating Agency or (ii) that has a long-term unsecured debt rating of “BBB+” or higher by Standard & Poor’s or the equivalent thereof by the Rating Agency (if any Rating Agency then provides a rating on the Notes); or

any other investments approved in writing by the Administrative Agent.

Eligible Investments may be purchased by or through the Indenture Trustee or any of its Affiliates.

“Eligible Receivable” shall mean a Receivable:

that was originated in compliance with all applicable Requirements of Law and which complies with all applicable Requirements of Law;

with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller in connection with the creation or the execution, delivery and performance of such Receivable, have been duly obtained, effected or given and are in full force and effect;

as to which, upon acquisition under the Second Receivables Purchase Agreement, the Receivables Trust is the sole owner thereof and has good and marketable title thereto free and clear of all Liens, other than the Liens under the Transaction Documents;

that is the legal, valid and binding payment obligation of the Receivables Obligor thereon enforceable against such Receivables Obligor in accordance with its terms and is not subject to any right of rescission, setoff, deduction, counterclaim or defense (including the defense of usury) or to any repurchase obligation or return right;

12

the related Installment Contract of which constitutes an “account” or “chattel paper,” in each case, under and as defined in Article 9 of the UCC of all applicable jurisdictions;

that was established in accordance with the Credit and Collection Policies in the regular and ordinary course of the business of the Seller;

if for a liquid amount (as stated in the Records relating thereto) that is denominated and payable in Dollars, is only payable in the United States of America and each Receivables Obligor in respect of which resided in the United States of America at the time of the origination of such Receivable;

as of the related Cut-off Date, is not a Receivable (i) that is a Defaulted Receivable or (ii) as to which, on the related purchase date, all of the original Receivables Obligors obligated thereon are deceased;

as of the related Cut-off Date, is not a Delinquent Receivable;

the terms of which have not been modified or waived except as permitted under the Credit and Collection Policies or the Transaction Documents;

that was originated in connection with a sale of Merchandise by Conn Appliances, Inc. or one of its Affiliates in the ordinary course of business;

that has no Receivables Obligor thereon that is a Governmental Authority;

the original terms of which provide for repayment in full of the amount financed or the Receivables Balance thereof in equal monthly installments over a maximum term not to exceed 38 months;

the assignment of which to the Receivables Trust does not contravene or conflict with any Requirement of Law or any contractual or other restriction, limitation or encumbrance, and the sale or assignment of which does not require the consent of the Receivables Obligor thereof;

which was originated under the “No Promotion Program”, the “12-Month Cash Option Program”, the “18-Month Cash Option Program”, the “18-Month Equal Pay No Interest” or the “24-Month Equal Pay No Interest” of Conn Appliances, Inc. and its Affiliates;

which, as of the related Cut-off Date, would not cause the aggregate Receivables Principal Balance of Receivables of any single Receivables Obligor to exceed the lesser of (x) 1.0% of Aggregate Receivables Principal Balance as of the last day of the immediately preceding Collection Period and (y) 1,500,000 Swiss francs; and

for which the first payment thereon has not (or did not) remained unpaid for more than 45 days after the date on which such payment was due.

“Eligible Servicer” shall mean the Indenture Trustee, Conn Appliances, Inc., the Back-up Servicer or an entity which, at the time of its appointment as Servicer, (i) (a) is either

13

(x) the surviving Person of a merger or consolidation with, or the transferee of all or substantially all of the assets of, Conn Appliances, Inc. in a transaction otherwise complying with Section 6.02 of the Servicing Agreement or (y) an Affiliate of Conn Appliances, Inc., (b) is servicing a portfolio of personal receivables, (c) is legally qualified and has the capacity (in each case, either directly or through one or more subservicers) to service and administer the Receivables in accordance with the Servicing Agreement, and (d) is qualified to use the software that is then being used to service the Receivables or obtains the right to use or has its own software which is adequate to perform its duties under the Servicing Agreement or (ii) (a) is servicing a portfolio of personal receivables, (b) is legally qualified and has the capacity (in each case, either directly or through one or more subservicers) to service and administer Receivables in accordance with the Servicing Agreement, (c) has demonstrated the ability to service professionally and competently a portfolio of receivables which are similar to the Receivables in accordance with high standards of skill and care and (d) is qualified to use the software that is then being used to service the Receivables or obtains the right to use or has its own software which is adequate to perform its duties under the Servicing Agreement.

“Enhanced Required Reserve Account Amount” shall mean the sum of (a) the Required Reserve Account Amount and (b) on any date that is 30 days following the date on which the Administrative Agent has delivered a written notice to the Issuer requesting that the Issuer cause the Cap Condition to be satisfied, the amount, in the reasonable determination of the Administrative Agent, required to purchase Eligible Interest Rate Caps sufficient to cause clause (a) of the definition of “Cap Condition” to be satisfied.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Escrow Letter” shall mean the letter agreement dated February 6, 2018 among Conn Appliances, Inc., the Depositor, the 2016-B Issuer, the Issuer, the Administrative Agent and Wells Fargo Bank, National Association, as indenture trustee.

“Escrowed Amount” shall mean the Redemption Financing Deposit as defined in the Escrow Letter, during such time as it is deposited in the “Collection Account” as defined in the Escrow Letter.

“Event of Default” shall have the meaning specified in Section 5.02 of the Indenture.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Extension” shall mean an Extension of the Maturity Date in accordance with Section 2.05 of the Note Purchase Agreement.

“Extension Date” shall mean, with respect to any Extension, the first day of such Extension.

“Facility Turbo Date” shall mean payment date occurring in the 18th month following the Closing Date or as otherwise agreed by the Administrative Agent and the Depositor.

“FATCA” shall have the meaning specified in the Note Purchase Agreement.

14

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal, for each day (or if such day is not a Business Day, for the immediately preceding Business Day) during such period, to the rate determined by the Administrative Agent on such day (or if such day is not a Business Day, for the immediately preceding Business Day) for Federal Funds as published in H.15(519) under the heading “Federal Funds (Effective)” or, if not published by 3:00 p.m., New York City time on such day (or if such day is not a Business Day, on the immediately preceding Business Day), the rate on such day as published in Composite Quotations under the heading “Federal Funds/Effective Rate.” In the event that such rate is not published in either H.15(519) or Composite Quotations by 3:00 p.m. New York City time, on such day (or if such day is not a Business Day, for the immediately preceding Business Day) the Federal Funds Rate will be the arithmetic mean of the rates as of 9:00 a.m., New York City time on such day for the last transaction in overnight Dollar federal funds arranged by three leading brokers of federal funds transactions in the City of New York selected by the Issuer.

“Fee Letter” shall have the meaning specified in the Note Purchase Agreement.

“Field Collections” shall have the meaning specified in Section 2.02(c) of the Servicing Agreement.

“Finance Charges” shall mean any finance, interest, late, servicing or similar charges or fees owing by a Receivables Obligor pursuant to the Contracts (other than with respect to Defaulted Receivables).

“First Receivables Purchase Agreement” shall mean the [~~First Receivables Purchase Agreement, dated as of the Closing Date, between the Seller and the Depositor, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time~~]assignment of assets, dated as of February 15, 2018, among the 2016-B Seller, as seller, Conn’s Receivables Funding 2016-B, LLC, as issuer, and the Depositor, as purchaser.

“Force Majeure Event” shall mean an event that occurs as a result of an act of God, an act of the public enemy, acts of declared or undeclared war (including acts of terrorism), public disorder, rebellion, sabotage, epidemics, landslides, lightning, fire, hurricane, earthquakes, floods or similar causes.

“Governmental Authority” shall mean any federal, state, municipal, national, local or other governmental department, court, commission, board, bureau, agency, intermediary, carrier or instrumentality or political subdivision thereof, or any entity or officer exercising executive, legislative, judicial, quasi-judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case, whether of the United States or a state, territory or possession thereof, a foreign sovereign entity or country or jurisdiction or the District of Columbia.

“Grant” shall mean to grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, grant a security interest in, create a right of set-off against, deposit, set over and confirm. A Grant of any item of the Trust Estate shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and

15

give receipt for principal and interest payments in respect of such item of the Trust Estate, and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring any suit in equity, action at law or other judicial or administrative proceeding in the name of the granting party or otherwise, and generally to do and receive anything that the granting party may be entitled to do or receive thereunder or with respect thereto.

“Hedge Breakage Costs” shall mean any amounts payable to the Interest Rate Hedge Counterparty upon the termination of an Interest Rate Hedge Agreement.

“Indemnified Parties” shall have the meaning set forth in Section 2.06 of the Note Purchase Agreement, Section 2.07 of the Servicing Agreement or Section 20 of the Receivables Trust Agreement, as applicable.

“Indenture” shall mean the Indenture, dated as of the Closing Date, among the Issuer, the Indenture Trustee, the Receivables Trust and the Servicer.

“Indenture Trustee” shall mean Wells Fargo Bank, N.A., in its capacity as indenture trustee under the Indenture, its successors in interest and any successor indenture trustee under the Indenture.

“Independent” shall mean, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Depositor, and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

“Independent Manager” shall have the meaning specified in the Depositor LLC Agreement.

“Ineligible Receivable” shall mean any Receivable other than an Eligible Receivable, and shall include any 2018-PV1 Ineligible Receivables.

“Initial Cut-Off Date” shall mean the date specified by the Issuer in connection with the Note Initial Increase. [~~With respect to the 2017 Warehouse Funding, the Initial Cut-Off Date shall be July 31, 2017.~~]

“Initiation Date” means, with respect to any Receivable, the date upon which such Receivable was originated by the Seller.

“Initial Pool Criteria” On the Note Initial Increase Date and any Note Balance Increase Date, the Receivables shall satisfy the following criteria (with all percentages based on the aggregate Receivables Principal Balances of the applicable category of Receivables as a percentage of the Borrowing Base Receivables Principal Balance on the measurement date), as such criteria may be modified upon mutual written agreement of the Administrative Agent

16

and the Issuer prior to the 2018 Warehouse Funding Date. For the avoidance of doubt, all calculations of the Initial Pool Criteria shall only include Eligible Receivables.

•	Maximum weighted average original term of the Receivables shall be 36 months.

•	Minimum weighted average non-zero FICO score of the Receivables Obligors shall be 600.

•	Minimum weighted average contract interest rate of the Receivables shall be [~~25.00~~]21.25%.

•	Maximum percentage of Receivables with Receivables Obligors acquiring Merchandise in Texas shall be 72.00%.

•	Maximum percentage of Receivables from 12-Month No-Interest Program” or the “18-Month Cash Option Program” shall be 45.00%.

•	Maximum percentage of Receivables from “18-Month Cash Option Program” shall be 10.00%.

•	FICO score requirements with respect to Receivables Obligors:

•	Maximum percentage of Receivables with Receivables Obligors without FICO scores shall be [~~6.50~~]7.00%;

•	Maximum percentage of Receivables with Receivables Obligors with FICO scores less than or equal 500 including no FICO scores shall be [~~6.50~~]7.00%;

•	Maximum percentage of Receivables with Receivables Obligors with FICO scores less than or equal 550 including no FICO scores shall be 15.00%;

•	Maximum percentage of Receivables with Receivables Obligors with FICO scores less than or equal 600 including no FICO scores, shall be [~~52.00~~]54.00%; and

•	Maximum percentage of Receivables with Receivables Obligors with FICO scores less than or equal 650 including no FICO scores shall be [~~89.00~~]91.00%.

•	Maximum percentage of Receivables that have been outstanding on books of Issuer/Affiliates for less than or equal to 360 days shall be 55.00%.

•	Maximum percentage of Receivables with modified / re-aged contracts shall be [~~2.00~~]41.00%.

•	Product Type:

•	Minimum Receivables from sales of Furniture/Bedding (as categorized on the Servicer’s product level loan data tape) shall be 34.00%; and

•	Maximum Receivables from sales of Home Electronics (as categorized on the Servicer’s product level loan data tape) shall be 28.00%.; and

•	Maximum Receivables from sales of Home Office (as categorized on the Servicer’s product level loan data tape) shall be 13.00%.

•	Maximum percentage of 30+ Day Delinquent Receivables shall be [~~2.50~~]7.50%.

17

“Insolvency Event” with respect to any Person, shall occur if (i) such Person shall file a petition or commence a Proceeding (A) to take advantage of any Debtor Relief Law or (B) for the appointment of a trustee, conservator, receiver, liquidator, or similar official for or relating to such Person or all or substantially all of its property, or for the winding up or liquidation of its affairs, (ii) such Person shall consent or fail to object to any such petition filed or Proceeding commenced against or with respect to it or all or substantially all of its property, or any such petition or Proceeding shall not have been dismissed or stayed within sixty (60) days of its filing or commencement, or a court, agency, or other supervisory authority with jurisdiction shall have decreed or ordered relief with respect to any such petition or Proceeding, (iii) such Person shall admit in writing its inability to pay its debts generally as they become due, (iv) such Person shall make an assignment for the benefit of its creditors, (v) such Person shall voluntarily suspend payment of its obligations, or (vi) such Person shall take any action in furtherance of any of the foregoing.

“Installment Contract” shall mean any consumer finance agreement originally entered into between the Originator and a Receivables Obligor in connection with a sale of Merchandise and all amounts due thereunder from time to time.

“Installment Contract Receivable” shall mean any indebtedness of a Receivables Obligor arising under an Installment Contract.

“Institutional Accredited Investor” shall mean an institutional “accredited investor” (as such term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act).

“In-Store Payments” shall have the meaning specified in Section 2.2(c) of the Servicing Agreement.

“Intercreditor Agreement” shall mean the [~~Fourth~~]Fifth Amended and Restated Intercreditor Agreement, dated as of [~~April 19,~~]December 20, 2017, by and among Bank of America, N.A., the Receivables[ ~~Trust, Conn’s Receivables 2015-A Trust, Conn’s Receivables 2016-A~~] Trust, Conn’s Receivables 2016-B Trust, Conn’s Receivables 2017-A Trust, Conn’s Receivables 2017-B Trust, Conn Appliances, Inc., Conn Credit Corporation, Inc. and Conn Credit I, [~~L.P.~~]LP, and acknowledged by Systems and Services Technology, Inc., as such agreement may be amended, modified, waived, supplemented or restated from time to time.

“Interest Collections” shall mean, with respect to any period, the aggregate amount of Collections in respect of interest during such period on all Receivables.

“Interest Period” shall mean, with respect to any Payment Date, the Collection Period preceding the Collection Period within which such Payment Date falls (or, (i) in the case of the first Payment Date, the period from and including the Closing Date to but excluding the first day of the calendar month following the calendar month within which the Closing Date falls and (ii) in the case of the final Payment Date, the period beginning on and including the calendar month preceding the calendar month within which such final Payment Date and ending on but excluding such final Payment Date).

18

“Interest Rate Hedge Agreement” shall mean all ISDA Master Agreements and all interest rate cap agreements, confirmations and other interest rate agreements entered into by the Issuer in connection with an Eligible Interest Rate Cap (or other interest rate cap or swap).

“Interest Rate Hedge Counterparty” shall mean, with respect to any Interest Rate Hedge Agreement, the counterparty to the Issuer under such Interest Rate Hedge Agreement.

“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.

“Investment Earnings” shall mean all interest and earnings (net of losses and investment expenses) accrued on funds on deposit in the Note Accounts.

“ISDA Master Agreement” shall mean an ISDA Master Agreement (including the Schedule thereto and the Credit Support Annex to said Schedule).

“Issuer” shall mean Conn’s Receivables Warehouse, LLC, a limited liability company organized and existing under the laws of the State of Delaware, and its successors and permitted assigns.

“Issuer Obligations” means (i) all principal and interest, at any time and from time to time, owing by the Issuer on the Notes (including any Note held by the Seller, the Depositor, the Originator, the Parent or any Affiliate of any of the foregoing) and (ii) all costs, fees, expenses, indemnity and other amounts owing or payable by, or obligations of, the Issuer to any Person (other than the Seller, the Depositor, the Originator or Conn’s Inc.) under the Indenture or the other Transaction Documents.

“Issuer Order” shall mean a written order or request signed in the name of the Issuer by an Authorized Officer and delivered to the Indenture Trustee.

[~~”Level I Trigger Event” shall mean, with respect to any Payment Date, the Cumulative Net Loss Percentage, the Three Month Average Annualized Net Loss Ratio, the Delinquency Percentage, or the Modification (Re-Age) Percentage exceeds the percentage for such Payment Date set forth in the table below:~~ ]

[~~Payment Date~~] [~~(months from Initial Cut-Off Date)~~]	[~~Cumulative Net~~] [~~Loss Percentage~~]	[~~Three Month Average Annualized~~] [~~Net Loss Ratio~~]	[~~Delinquency Percentage~~]	[~~Modification (Re-age)~~] [~~Percentage~~]
[~~1~~]			[~~3.1%~~]	[~~4.7%~~]
[~~2~~]			[~~6.5%~~]	[~~6.2%~~]
[~~3~~]			[~~9.4%~~]	[~~7.9%~~]
[~~4~~]			[~~11.8%~~]	[~~10.0%~~]
[~~5~~]			[~~14.2%~~]	[~~12.1%~~]
[~~6~~]	[~~3.2%~~]	[~~37.5%~~]	[~~16.3%~~]	[~~14.4%~~]
[~~7~~]	[~~4.7%~~]	[~~37.5%~~]	[~~15.3%~~]	[~~16.6%~~]
[~~8~~]	[~~6.1%~~]	[~~37.5%~~]	[~~15.1%~~]	[~~18.8%~~]
[~~9~~]	[~~7.4%~~]	[~~37.5%~~]	[~~15.5%~~]	[~~20.9%~~]
[~~10~~]	[~~8.6%~~]	[~~37.5%~~]	[~~16.3%~~]	[~~23.6%~~]
[~~11~~]	[~~9.8%~~]	[~~37.5%~~]	[~~17.7%~~]	[~~27.2%~~]
[~~12~~]	[~~10.9%~~]	[~~37.5%~~]	[~~18.3%~~]	[~~29.4%~~]
[~~13~~]	[~~12.0%~~]	[~~40.0%~~]	[~~18.9%~~]	[~~31.5%~~]
[~~14~~]	[~~13.0%~~]	[~~40.0%~~]	[~~19.6%~~]	[~~33.5%~~]
[~~15~~]	[~~14.0%~~]	[~~40.0%~~]	[~~20.0%~~]	[~~35.4%~~]
[~~16~~]	[~~14.9%~~]	[~~45.0%~~]	[~~20.5%~~]	[~~37.3%~~]
[~~17~~]	[~~15.7%~~]	[~~45.0%~~]	[~~20.9%~~]	[~~39.2%~~]
[~~18~~]	[~~16.5%~~]	[~~45.0%~~]	[~~21.4%~~]	[~~41.2%~~]
[~~19~~]	[~~17.1%~~]	[~~45.0%~~]	[~~21.9%~~]	[~~43.0%~~]
[~~20~~]	[~~17.8%~~]	[~~45.0%~~]	[~~22.5%~~]	[~~45.0%~~]
[~~21~~]	[~~18.3%~~]	[~~50.0%~~]	[~~23.0%~~]	[~~47.2%~~]
[~~22~~]	[~~19.2%~~]	[~~50.0%~~]	[~~23.6%~~]	[~~49.5%~~]
[~~23~~]	[~~19.7%~~]	[~~50.0%~~]	[~~24.5%~~]	[~~51.9%~~]
[~~24~~]	[~~20.1%~~]	[~~50.0%~~]	[~~24.5%~~]	[~~51.9%~~]

19

“Level II Trigger Event” shall mean, with respect to any Payment Date, the Cumulative Net Loss Percentage, the Delinquency Percentage, or the Modification (Re-Age) Percentage exceeds the percentage for such Payment Date set forth in the table below:

Payment Date (months from Initial Cut-Off Date)	Cumulative Net Loss Percentage	Delinquency Percentage	Modification (Re-age) Percentage
1	3.00%	[~~4.6~~]10.00%	[~~6.7~~]45.00%
2	4.00%	[~~8.0~~]14.00%	[~~8.2~~]50.00%
3	5.00%	[~~10.9~~]18.00%	[~~9.9~~]50.00%
4	5.50%	[~~13.3~~]22.00%	[~~12.0~~]55.00%
5	6.00%	[~~15.7~~]26.00%	[~~14.1~~]55.00%
6	[~~4.7~~]6.50%	[~~17.8~~]26.50%	[~~16.4~~]60.00%
7	[~~6.2~~]9.00%	[~~16.8~~]27.00%	[~~18.6~~]60.00%
8	[~~7.6~~]11.50%	[~~16.6~~]28.00%	[~~20.8~~]60.00%
9	[~~8.9~~]14.00%	[~~17.0~~]28.00%	[~~22.9~~]60.00%
10	[~~10.1~~]16.00%	[~~17.8~~]28.50%	[~~25.6~~]60.00%
11	[~~11.3~~]18.00%	[~~19.2~~]29.00%	[~~29.2~~]60.00%
12	[~~12.4~~]20.00%	[~~19.8~~]29.50%	[~~31.4~~]60.00%
[~~13~~]	[~~13.5%~~]	[~~20.4%~~]	[~~33.5%~~]
[~~14~~]	[~~14.5%~~]	[~~21.1%~~]	[~~35.5%~~]
[~~15~~]	[~~15.5%~~]	[~~21.5%~~]	[~~37.4%~~]
[~~16~~]	[~~16.4%~~]	[~~22.0%~~]	[~~39.3%~~]
[~~17~~]	[~~17.2%~~]	[~~22.4%~~]	[~~41.2%~~]
[~~18~~]	[~~18.0%~~]	[~~22.9%~~]	[~~43.2%~~]
[~~19~~]	[~~18.6%~~]	[~~23.4%~~]	[~~45.0%~~]
[~~20~~]	[~~19.3%~~]	[~~24.0%~~]	[~~47.0%~~]
[~~21~~]	[~~19.8%~~]	[~~24.5%~~]	[~~49.2%~~]
[~~22~~]	[~~20.7%~~]	[~~25.1%~~]	[~~51.5%~~]
[~~23~~]	[~~21.2%~~]	[~~26.0%~~]	[~~53.9%~~]
[~~24~~]	[~~21.6%~~]	[~~26.0%~~]	[~~53.9%~~]

20

“LIBO Business Day” means any day other than a Saturday, Sunday or other day on which banks are required or authorized to close in London or New York City and on which dealings in Dollars are carried on in the London interbank market.

“LIBO Disruption Event” means the occurrence of any of the following events on any day: (a) any Purchaser reasonably determines that it would be contrary to law or to the directive of any central bank or applicable regulation to fund at the LIBO Rate in respect of its interest in the Notes on such day, (b) a determination by any Purchaser, in its reasonable judgment, that the rate at which deposits of Dollars are being offered to such Purchaser in the London interbank market does not accurately and fairly reflect the cost to such Purchaser of funding its interest in the Notes for such Interest Period, or (c) the inability of any Purchaser, by reason of circumstances affecting the London interbank market generally, to obtain Dollars in such market to fund its interest in the Notes for such Interest Period; provided, however, that if any of the foregoing events affects one or more, but not all, of the Purchasers holding an interest in the Notes, then a LIBO Disruption Event shall exist only with respect to the affected Purchasers.

“LIBO Rate” means, for any day with respect to any Purchaser, the rate per annum (rounded upward to the nearest 1/100th of 1%) determined by the Administrative Agent two (2) LIBO Business Days prior to the first day of the related Interest Period equal to the offered rate that appears as of approximately 11:00 a.m. (London time) on such day (or if such day is not a LIBO Business Day, on the nearest preceding LIBO Business Day) on the page of the Reuters Screen that displays an average ICE Benchmark Administration Interest Settlement Rate for deposits in U.S. Dollars with a three-month maturity beginning and for delivery on the second following LIBO Business Day.

“Lien” shall mean, with respect to any property, any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or

21

other), preference, participation interest, priority, security interest or other security agreement or preferential arrangement of any kind or nature whatsoever relating to that property, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

“Majority-Owned Affiliate” shall mean a majority-owned affiliate, as defined in the Credit Risk Retention Rules, of the Sponsor.

“Mail Payments” shall have the meaning specified in Section 2.02(c) of the Servicing Agreement.

“Maturity Date” shall have the meaning specified in the Note Purchase Agreement.

“Merchandise” shall mean (i) home appliances, electronic goods, computers, furniture, mattresses, lawn and garden equipment and other goods and merchandise of the type sold by the Originator from time to time in the ordinary course of business, which in each case constitute “consumer goods” under and as defined in Article 9 of the UCC of all applicable jurisdictions, (ii) RSAs and services in respect of any goods or merchandise referred to in clause (i) above, and (iii) credit insurance (including life, disability, property and involuntary unemployment) in respect of any goods or merchandise referred to in clause (i) above or any Receivables Obligor’s payment obligations in respect of a Receivable.

“Modification (Re-age) Percentage” shall mean, on any Monthly Determination Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Receivables Principal Balance of the Receivables that have been subject to a modification or extension as of the last day of the related Collection Period, excluding Ineligible Receivables, and the denominator of which is the Aggregate Receivables Principal Balance as of the last day of the related Collection Period.

“Monthly Annualized Net Loss Percentage” shall mean, for any Monthly Determination Date, the product of (i) the quotient (expressed as a percentage) of (I) the result of (x) the aggregate Receivables Principal Balance of all Receivables, excluding Ineligible Receivables, that became Defaulted Receivables during the related Collection Period, plus (y) the aggregate amount by which the Receivables Principal Balance of any Receivables (other than Defaulted Receivables and Ineligible Receivables) were reduced due to being charged-off in accordance with the Credit and Collection Policy during the related Collection Period, minus (z) recoveries in respect of Defaulted Receivables (that were not previously Ineligible Receivables) that are available to be paid as Collections during the related Collection Period divided by (II) the Aggregate Receivables Principal Balance of all Receivables in the Trust Estate immediately prior to the commencement of such Collection Period times (ii) twelve (12).

“Monthly Determination Date” shall mean the last day of the calendar month immediately preceding the applicable Payment Date.

“Monthly Interest” shall mean, for any Payment Date, the aggregate Yield on the Note Balance and Escrowed Amount for the related Interest Period computed in accordance with Section 2.03 of the Note Purchase Agreement.

22

“Monthly Servicer Report” shall mean, with respect to each Payment Date, the certificate of the Servicer delivered pursuant to Section 8.10(a) of the Indenture with respect to such Payment Date.

“Note” shall mean any one of the Class A Notes executed by[ ~~the Receivables Trust Trustee on behalf of~~] the Issuer and authenticated by the Indenture Trustee, substantially in the form attached as Exhibit A to the Indenture.

“Note Accounts” shall mean the Collection Account and the Reserve Account.

“Note Balance” shall initially on the Note Initial Increase Date equal the Note Balance resulting from the Note Initial Increase, and thereafter shall be reduced by all payments to the Noteholders in respect of the principal of the Notes that have not been rescinded and increased by the amount of all Note Balance Increases.

“Note Balance Decrease” shall have the meaning specified in Section 2.08(b) of the Indenture.

“Note Balance Increase” shall have the meaning specified in Section 2.08(a) of the Indenture.

“Note Balance Increase Date” shall mean the date identified as such in the Note Balance Increase Notice.

“Note Balance Increase Notice” shall have the meaning specified in Section 2.08(a) of the Indenture.

“Note Increase Purchasers” shall have the meaning specified in Section 2.08(a) of the Indenture.

“Note Initial Increase” shall have the meaning specified in Section 2.08(a) of the Indenture.

“Note Initial Increase Date” shall mean the date identified as such in the Note Initial Increase Notice.

“Note Initial Increase Notice” shall mean the notice given by the Issuer requesting a Note Initial Increase request pursuant to Section 2.08 of the Indenture.

“Note Maximum Balance” shall mean $100,000,000, as such amount may be reduced pursuant to Section 2.08(b) of the Indenture.

“Note Purchase Agreement” shall mean that certain Note Purchase Agreement dated as of the Closing Date, among the Issuer, the Depositor, the Servicer, Credit Suisse AG, Cayman Islands Branch, as Primary Note Purchaser, the Conduits from time to time party thereto, and Credit Suisse AG, New York Branch, as Administrative Agent.

“Note Register” shall have the meaning specified in Section 2.04(a) of the Indenture.

23

“Note Registrar” shall have the meaning specified in Section 2.04(a) of the Indenture.

“Noteholder” or “Holder” shall mean the Person in whose name a Note is registered in the Note Register.

“NYUCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

“Officer’s Certificate” shall mean, except to the extent otherwise specified, a certificate signed by an Authorized Officer of the Issuer, the Depositor, the Servicer, or the Seller, as applicable.

“Opinion of Counsel” shall mean a written opinion of counsel, who may be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Person to whom the opinion is to be provided; provided, however, that any Tax Opinion or other opinion relating to U.S. federal income tax matters shall be an opinion of nationally recognized tax counsel.

“Optional Purchase” shall have the meaning specified in Section 6.04(a) of the Servicing Agreement.

“Optional Purchase Price” shall have the meaning specified in Section 8.07 of the Indenture.

“Original Seller” shall mean Conn Credit I, LP.

“Originator” shall mean Conn Appliances, Inc.

“Outstanding” shall mean, as of any date of determination, any of the Notes subject to the 2018 Commitment Letter, unless paid in full, and all Notes previously authenticated and delivered under the Indenture except,

Notes previously cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

Notes for whose payment or redemption money in the necessary amount has been previously deposited with the Indenture Trustee for the Holders of such Notes; provided, that if such Notes are to be redeemed, any required notice of such redemption pursuant to the Indenture or provision for such notice satisfactory to the Indenture Trustee has been made; and

Notes that have been paid under Section 2.05 of the Indenture or in exchange for or in lieu of which other Notes have been authenticated and delivered under the Indenture, other than any such Notes for which there shall have been presented to the Indenture Trustee proof satisfactory to it that such Notes are held by a protected purchaser;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or

24

waiver under the Indenture, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Servicer, the Seller or any Affiliate of the foregoing, shall be disregarded and considered not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee, as the case may be, has actual knowledge of being so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee’s right so to act for such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Servicer, the Seller or any Affiliate of the foregoing. In making any such determination, the Indenture Trustee may conclusively and exclusively rely on the representations of the pledgee and shall not be required to undertake any independent investigation.

“Overcollateralization Amount” shall mean, the excess of the Borrowing Base Receivables Principal Balance over the Note Balance.

“Owner” shall mean each Purchaser and each other Person that has purchased or otherwise advanced funds against, or has entered into a commitment to purchase or otherwise advance funds against, a Note or an interest therein, including, without limitation, each Liquidity Provider.

“Owner Daily Yield” means with respect to each Owner on any day, an amount equal to the product of (i) the portion of the Note Balance and Escrowed Amount funded by such Owner, (ii) the sum of the Reference Rate with respect to such Owner as of such day and the Class A Fee Rate and (ii) a fraction, the numerator of which is one and the denominator of which is 360 (or, if the Reference Rate with respect to such Owner is based on the Prime Rate, in each case for such day, 365 (or 366 during a leap year)).

“Payment Date” shall mean the 15th day of each calendar month, or if such 15th day is not a Business Day, the next succeeding Business Day, commencing with the calendar month following the calendar month in which the Note Initial Increase Date occurs.

“Percentage Interest” shall mean the ownership interest in the Receivables Trust.

“Periodic Filing” shall mean any filing or submission that the Receivables Trust is required to make with any federal, state or local authority or regulatory agency.

“Permitted ABS Transaction” shall have the meaning assigned to it in the ABL Agreement.

“Permitted Assignee” shall mean any Person who, if it were to purchase Receivables in connection with a sale under Sections 5.05 and 5.17 of the Indenture, would not cause the Issuer to be taxable as a publicly traded partnership for federal income tax purposes.

“Permitted Lien” shall mean (i) Liens for taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with generally accepted accounting principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors from time to time, (ii) mechanics’, materialmen’s, landlords’,

25

warehousemen’s, garagemen’s and carriers’ Liens, and other like Liens imposed by law, securing obligations arising in the ordinary course of business, (iii) motor vehicle accident liens and towing and storage liens and (iv) any Lien created by the Indenture for the benefit of the Indenture Trustee on behalf of the Noteholders.

“Permitted Modification” shall mean any change to or modification (for the avoidance of doubt, any modification made solely as required by applicable law shall be deemed to be a “Permitted Modification”) of the terms of a Receivable, including the timing or amount of payments on the Receivable, so long as one of the following conditions has been satisfied:

SECTION 1.1 any change or modification, individually and collectively with any other change or modification proposed to be made with respect to the Receivable, is ministerial in nature;

SECTION 1.2 any change or modification is (i) granted to an Obligor in accordance with the Servicer’s Credit and Collection Policy and (ii) such change or modification (including when taken together with any other prior change or modification) does not result in a Significant Modification;

SECTION 1.3 any change or modification where (i) the Obligor is in payment default or (ii) in the judgment of the Servicer, in accordance with the Servicer’s Credit and Collection Policy, it is reasonably foreseeable that the Obligor will default (it being understood that the Servicer may proactively contact any Obligor whom the Servicer believes may be at higher risk of a payment default under the related Receivable); or

SECTION 1.4 any extension, deferral, amendment, modification, alteration or adjustment, including a “payment holiday” or “skip-a-pay” extension granted to an Obligor that is made in accordance with the Servicer’s Credit and Collection Policy.

“Person” shall mean any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of any nature.

“Post Office Box” shall mean, collectively, post office box 815867 in Dallas, Texas 75234, and, upon notice to Receivables Trustee and the Administrative Agent, each other post office box opened and maintained by the Receivables Trust or the Servicer for the receipt of Collections from Obligors and governed by a Post Office Box Agreement reflecting that such post office box is in the name of the Receivables Trust, as any such post office boxes may be closed from time to time by the Servicer with prior written notice to the Receivables Trustee and the Administrative Agent (provided that (i) there shall at all times be at least one post office box open to receive Collections, (ii) the Servicer takes customary and prudent procedures to notify Obligors to make payments to such post office box and (iii) the closing or opening of any post office box is consistent with the servicing standard set forth in Section 2.02(b)(ii)).

26

“Post Office Box Agreement” shall mean an agreement by and among the Servicer and the United States Postal Service, which is a standard post office box agreement, specifying the rights of the parties in the Post Office Box.

“Principal Collections” shall mean, with respect to any period, an amount equal to the (i) Collections for such period, minus (ii) Interest Collections for such period.

“Primary Note Purchaser” shall mean Credit Suisse AG, Cayman Islands Branch.

“Prime Rate” means the rate designated by Credit Suisse AG, New York Branch from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by Credit Suisse AG, New York Branch in connection with the extensions of credit to debtors.

“Proceeding” shall mean any suit in equity, action at law or other judicial or administrative proceeding.

“Purchaser” means each Conduit, the Primary Note Purchaser and any other Alternative Purchaser.

“QIB” shall mean a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agency” shall mean at any time any statistical rating agency then engaged by the Issuer, the Administrator on its behalf or the Administrative Agent (with the consent of the Issuer or the Administrator on its behalf) to issue a rating in respect of the Notes, it being understood that if a statistical rating agency has been so engaged at any time the termination of such engagement or the replacement of such statistical rating agency with a different statistical rating agency shall require the prior written consent of the Required Noteholders.

“Rating Agency Notice Requirement” shall mean, with respect to any action, that the Rating Agency shall have received ten (10) days’ written notice thereof and shall not have notified the Depositor, the Servicer, the Receivables Trust Trustee and the Indenture Trustee in writing (including by means of a press release) within such 10-day period that such action will result in a reduction or withdrawal of the then existing rating of the Notes. Subject to Section 11.08 of the Note Purchase Agreement, any reference to a Rating Agency Notice Requirement shall apply solely if any Rating Agency then provides a rating on the Notes.

“Receivable” shall mean the indebtedness of any Receivables Obligor under a Contract (which “Receivable” has been acquired (or purported to be acquired) by the Receivables Trust from the Depositor pursuant to the terms of the Second Receivables Purchase Agreement), whether constituting an account, chattel paper, an instrument, a general intangible, payment intangible, promissory note or otherwise, and shall include (i) the right to payment of such indebtedness and any interest or finance charges and other obligations of such Receivables Obligor with respect thereto (including, without limitation, the principal amount of such indebtedness, periodic finance charges, late fees and returned check fees), and (ii) all proceeds of, and payments or Collections on, under or in respect of any of the foregoing. Notwithstanding the foregoing, upon release from the Trust Estate, pursuant to the Indenture, a removed Receivable shall no longer constitute a Receivable. If an Installment Contract is modified for credit reasons, the

27

indebtedness under the new Installment Contract shall, for purposes of the Transaction Documents, constitute the same Receivable as existed under the original Installment Contract. If an Installment Contract is refinanced in connection with the purchase of additional Merchandise, the original Receivable shall be deemed collected and cease to be a Receivable for purposes of the Transaction Documents upon payment in accordance with the Servicing Agreement with respect thereto. Any Additional Receivable acquired pursuant to a Note Balance Increase in accordance with the Transaction Documents shall, on and after the Note Balance Increase Date, be a “Receivable” (with a Cut-Off Date of the Additional Cut-off Date related thereto) for all purposes hereunder and under the Transaction Documents.

“Receivable File” means with respect to a Receivable, (i) the Installment Contract related to such Receivable, (ii) each UCC financing statement related thereto, if any, and (iii) the application, if any, of the related Receivables Obligor to obtain the financing extended by such Receivable; provided that such Receivable File may be converted to microfilm or other electronic media within six months after the Initiation Date for the related Receivable.

“Receivables Obligor” shall mean, with respect to any Receivable, the Person or Persons obligated to make payments with respect to such Receivable, including any guarantor thereof.

“Receivables Principal Balance” shall mean as of any determination date with respect to any Receivable, the outstanding principal balance of such Receivable as reflected on the books and records of the Servicer in accordance with the Credit and Collection Policy. The Receivables Principal Balance of any Receivable a portion of which has been charged-off in accordance with the Credit and Collection Policy shall be reduced by the portion so charged-off.

“Receivables Schedule” shall mean a complete schedule prepared by the Servicer identifying all Receivables owned by the Receivables Trust, as such schedule is updated or supplemented from time to time. The Receivables Schedule may take the form of a computer file or a tangible medium that is commercially reasonable. The Receivables Schedule shall identify each Receivable by receivable number, and Receivables Principal Balance as of the applicable Cut-Off Date and the most recent Record Date.

“Receivables Trust” shall mean Conn’s Receivables Warehouse Trust, a Delaware statutory trust.

“Receivables Trust Agreement” shall mean the trust agreement, dated as of January 20, 2017, as amended and restated as of the Closing Date, between the Depositor and the Receivables Trust Trustee, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.

“Receivables Trust Certificate” shall mean the certificate issued by the Receivables Trust pursuant to the Receivables Trust Agreement, representing a 100% beneficial interest in the Receivables Trust.

“Receivables Trust Estate” means with respect to the Receivables Trust, (i) those certain Contracts that have been conveyed, sold and/or assigned by the Depositor to the Receivables Trust, (ii) the Receivables related to such Contracts; (iii) all Collections received in respect of the Receivables after the applicable Cut-Off Date; (iv) all Related Security; (v) the Receivables

28

Trust’s rights, powers and benefits but none of its obligations under the Transaction Documents to which it is a party and (vi) all present and future claims, demands, causes and choses in action and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing.

“Receivables Trust Trustee” shall mean Wilmington Trust, National Association, not in its individual capacity but solely as trustee of the Receivables Trust.

“Records” shall mean all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Receivables Obligors.

“Record Date” shall mean, with respect to any Payment Date or any other action, the last Business Day of the month immediately preceding the month of such Payment Date or other action; provided, that the first Record Date shall be the Note Initial Increase Date.

“Recoveries” shall mean, with respect to any period, all Collections (net of expenses) received during such period in respect of a Receivable after it became a Defaulted Receivable.

“Redeeming Party” shall have the meaning specified in Section 8.07(d) of the Indenture.

“Reference Rate” means, with respect to any Owner and any date of determination (a) with respect to any Owner that is a Conduit and the portion of the Note Balance funded by or for the benefit of such Conduit on such day through the issuance of Commercial Paper Notes, such Purchaser’s CP Cost, and (b) with respect to any Owner (i) that is a Conduit and the portion of the Note Balance funded by or for the benefit of such Conduit on such day other than through the issuance of Commercial Purchaser Notes or (ii) that is an Alternative Purchaser, the Alternative Rate.

“Refinanced Receivable” shall have the meaning specified in Section 2.04(a) of the Servicing Agreement.

“Registered Noteholder” shall mean the Holder of a Definitive Note.

“Regular Trustee” shall have the meaning specified in the preamble to the Trust Agreement.

“Related Security” shall mean, with respect to any Receivable, all guaranties, indemnities, insurance (including any insurance and repair service agreement proceeds and returned premiums) and other agreements (including the related Receivable File) or arrangement and other collateral of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable (including any returned sales taxes).

“Reported Collection Period” shall mean any Collection Period at any time on or after the Monthly Determination Date immediately following the end of such Collection Period.

29

“Repurchase Price” shall have the meaning set forth in Section 2.03(a) of the Servicing Agreement.

“Required Noteholders” shall mean, at any time, the Holder or Holders of in excess of 50% of the Note Balance or, if the Note Balance is zero, the Administrative Agent.

“Required Reserve Account Amount” shall mean, with respect to any date of determination, an amount equal to[ ~~(a) if Overcollateralization Amount is less than the Target Overcollateralization Amount,~~] the product of (i) 1.00% and (ii) the Borrowing Base Receivables Principal Balance for all Receivables as of the related Cut-off Date[ ~~and (b) if the Overcollateralization Amount is equal to or greater than the Target Overcollateralization Amount, the product of (i) 0.50% and (ii) the Borrowing Base Receivables Principal Balance for all Receivables as of the related Cut-off Date~~].

“Requirements of Law” shall mean, for any Person, (a) any certificate of incorporation, certificate of formation, articles of association, bylaws, limited liability company agreement, or other organizational or governing documents of that Person and (b) any law, treaty, statute, regulation, or rule, or any determination by a Governmental Authority or arbitrator, that is applicable to or binding on that Person or to which that Person is subject. This term includes usury laws, the Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System.

“Reserve Account” shall have the meaning specified in Section 8.02(a)(i) of the Indenture.

“Responsible Officer” shall mean, with respect to the Indenture Trustee or the Receivables Trust Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Receivables Trust Trustee, as applicable, as the case may be, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of the Indenture Trustee or the Receivables Trust Trustee, as applicable, customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Indenture and the other Transaction Documents on behalf of the Indenture Trustee or the Receivables Trust Agreement on behalf of the Receivables Trust Trustee, as applicable.

“Retained Interest” shall have the meaning specified in Section 6.13 of the Note Purchase Agreement.

“Returned/Refinanced Receivables” shall have the meaning specified in Section 2.04(a) of the Servicing Agreement.

“Returned Receivable” shall have the meaning specified in Section 2.04(a) of the Servicing Agreement.

“RSA” shall mean a repair service agreement for Merchandise purchased by a Receivables Obligor provided by a third party or by Conn Appliances, Inc.

30

“Rule 144A” shall mean Rule 144A under the Securities Act.

“Rule 15Ga-1 Information” shall have the meaning specified in Section 6.15(c) of the Indenture.

“S&P” and “Standard & Poor’s” shall mean Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor.

“SEC” shall mean the United States Securities and Exchange Commission.

“Second Receivables Purchase Agreement” shall mean the Second Receivables Purchase Agreement, dated as of the Closing Date, among the Depositor, the Issuer, the Seller, as original seller, and the Receivables Trust, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.

“Secured Parties” shall have the meaning specified in the Granting Clause of the Indenture.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller” shall mean Conn Credit I, [~~L.P~~]LP.

“Servicer” shall mean (i) initially Conn Appliances, Inc. in its capacity as Servicer pursuant to the Servicing Agreement and any Person that becomes the successor thereto pursuant to Section 2.01 of the Servicing Agreement or any assignee thereof pursuant to Section 2.01 of the Servicing Agreement, and (ii) after any Servicing Transfer Date, the Successor Servicer.

“Servicer Default” shall have the meaning specified in Section 2.06 of the Servicing Agreement.

“Servicer Transaction Documents” shall mean the Indenture, the Note Purchase Agreement, the Servicing Agreement, the Back-up Servicing Agreement (if any) and the Intercreditor Agreement, as applicable.

“Servicing Agreement” shall mean the Servicing Agreement, dated as of the Closing Date, among the Depositor, the Servicer and the Issuer.

“Servicing Centralization Period” shall have the meaning specified in the Back-up Servicing Agreement.

“Servicing Fee” shall have the meaning specified in Section 2.09 of the Servicing Agreement.

“Servicing Fee Rate” shall mean a rate equal to 4.75% per annum.

“Servicing Transfer” shall have the meaning specified in Section 2.01(b) of the Servicing Agreement.

31

“Servicing Transfer Date” shall mean the date on which a Successor Servicer has assumed all of the duties and obligations of the Servicer under the Servicing Agreement (other than in the case of any Back-up Servicer, any such duty or obligation that it is not required to assume under the terms of any applicable Back-up Servicing Agreement, if any) after the resignation or termination of the Servicer.

“Servicing Transition Costs” shall have the meaning specified in the Back-up Servicing Agreement.

“Servicing Transition Period” shall have the meaning specified in the Back-up Servicing Agreement.

“Significant Modification” shall mean any of the following changes (taking changes that occurred prior to acquisition of the Receivables by the Receivables Trust into account) to a Receivable:

•	lowering the principal amount of a Receivable if the reduction lowers the yield of the Receivable by more than the greater of (x) 25 basis points or (y) 5 percent of the annual yield of the unmodified Receivable;

•	making any change in interest rate of a Receivable or other payments which results in the change in the annual yield of more than the greater of (x) 25 basis points or (y) 5 percent of the annual yield of the unmodified Receivable; and

•	deferral of any payment on the Receivable beyond the due date for that payment that would result in a deferral of payments for a period of more than 18 months.

“Similar Law” shall have the meaning specified in Section 2.04(c)(v) of the Indenture.

“Sold Assets” shall mean, with respect to any Receivable, the other property transferred in connection with such Receivable pursuant to Section 2.1(a) of the Second Receivables Purchase Agreement.

“Sponsor” shall mean Conn Appliances, Inc. in its capacity as sponsor of the transactions contemplated by the Transaction Documents.

“SST” means Systems & Services Technologies, Inc.

“Standard & Poor’s” and “S&P” shall mean Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business, and its successors.

“State” shall mean any of the fifty (50) states in the United States of America or the District of Columbia.

“Subsidiary” of a Person means any other Person more than 50% of the outstanding voting interests of which shall at any time be owned or controlled, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or any similar business organization which is so owned or controlled.

32

“Successor Servicer” shall mean the successor servicer appointed in accordance with Section 8.02 of the Servicing Agreement.

“Target Class A Principal Amount” shall mean[~~, (a) with respect to any Payment Date on which no Early Amortization Event has occurred that is continuing, an amount equal to (i) the Borrowing Base Receivables Principal Balance as of the last day of the related Collection Period minus (ii) the Target Overcollateralization Amount for such Payment Date and (b) with respect to any other~~] with respect to any Payment Date, $0.

“Target Overcollaterization Amount” shall mean[ ~~(a)~~], on the [~~Initial Note Increase~~]2018 Warehouse Funding Date, an amount equal to the product of ([~~i) 33.50% and (ii~~]a) 60.00% and (b) the Borrowing Base Receivables Principal Balance on the [~~related Cut-off Date and (b) on any Payment Date thereafter, the greater of (i) the product of (x) 55.00% and (y) the Borrowing Base Receivables Principal Balance as of the last day of the related Collection Period and (ii) the product of (x) 8.00% and (ii) the Borrowing Base Receivables Principal Balance of all Receivables as of the related~~]Additional Cut-off Date.

“Tax Opinion” shall mean, with respect to any action, an Opinion of Counsel to the effect that, for U.S. federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of any Note with respect to which an Opinion of Counsel was delivered at the time of its original issuance as to the characterization of such Note as debt for U.S. federal income tax purposes, (b) such action will not cause or constitute an event in which gain or loss would be recognized by any Noteholder, and (c) such action will not cause the Issuer to be deemed to be an association (or publicly traded partnership) taxable as a corporation.

“Termination Notice” shall have the meaning specified in Section 8.01 of the Servicing Agreement.

“Three Month Average Annualized Net Loss Ratio” shall mean with respect to any Monthly Determination Date, the average of the Monthly Annualized Net Loss Percentage for such Monthly Determination Date and the two immediately preceding Monthly Determination Dates.

“Transaction Documents” shall mean, collectively, the Indenture, the Notes, the Servicing Agreement, the Back-Up Servicing Agreement (if any), the First Receivables Purchase Agreement, the Second Receivables Purchase Agreement, the Escrow Letter, the Receivables Trust Agreement, the Intercreditor Agreement, the Note Purchase Agreement, the Fee Letter and any agreements of the Issuer relating to the issuance or the purchase of any of the Notes.

“Trust Estate” shall have the meaning set forth in the Granting Clause of the Indenture.

“UCC” shall mean the Uniform Commercial Code of the applicable jurisdiction.

“United States Bankruptcy Code” shall mean Title 11 of the United States Code, 11. U.S.C. §§ 101 et seq., as amended.

“Unmatured[ ~~Early Amortization~~] Event of Default” shall mean an event or circumstance that with the giving of notice of lapse of time or both would constitute an [~~Early Amortization Event.~~][ ~~“Unmatured Event of Default” shall mean an event or circumstance that with the giving of notice of lapse of time or both would constitute an~~ ]Event of Default.

33

“Unmatured Servicer Default” shall mean an event or circumstance that with the giving of notice of lapse of time or both would constitute a Servicer Default.

“Volcker Rule” shall mean the common rule entitled “Proprietary Trading and Certain Interests and Relationships with Covered Funds” published in 79 Fed. Reg. 21 at 5779-5804.

“Voting Stock” shall mean in relation to a Person, shares of Capital Stock entitled to vote generally in the election of directors to the board of directors or equivalent governing body of such Person.

“Yield” means, for each Interest Period (or portion thereof), the sum of the aggregate Owner Daily Yields for all Owners with respect to each day during such Interest Period (or such portion thereof); provided, however, that (x) no provision of the Note Purchase Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law, and (y) Yield shall not be considered paid by any distribution if at any time such distribution is returned or must be rescinded for any reason. Without limiting the generality of the foregoing, Yield shall include interest that accrues after the commencement of an Insolvency Event with respect to the Issuer.

34

Annex C

NOTE PURCHASE AGREEMENT

among

CONN’S RECEIVABLES WAREHOUSE, LLC,

as the Issuer,

CONN APPLIANCES RECEIVABLES FUNDING, LLC,

as the Depositor,

CONN APPLIANCES, INC.,

as the Servicer and the Sponsor,

THE CONDUITS FROM TIME TO TIME PARTY HERETO,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Primary Note Purchaser,

and

CREDIT SUISSE AG, NEW YORK BRANCH,

as the Administrative Agent

Dated as of February 24, 2017

i

v

Exhibit A	Form of Assignment and Assumption Agreement

Exhibit B	Scope of Agreed Upon Procedures Reports

Exhibit C	Form of Commitment Letter

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (the “Agreement”), dated as of February 24, 2017, is by and among CONN’S RECEIVABLES WAREHOUSE, LLC, as issuer (the “Issuer”), CONN APPLIANCES RECEIVABLES FUNDING, LLC, as depositor (the “Depositor”), CONN APPLIANCES, INC., as servicer (in such capacity, the “Servicer”) and as sponsor (in such capacity, the “Sponsor”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as primary note purchaser (the “Primary Note Purchaser”), the CONDUITS (as defined below) party hereto from time to time, and CREDIT SUISSE AG, NEW YORK BRANCH, in its capacity as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Issuer, the Servicer, Conn’s Receivables Warehouse Trust (the “Receivables Trust”), the Administrative Agent and Wells Fargo Bank, National Association, as Indenture Trustee have entered into that certain Indenture, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”);

WHEREAS, on the Note Initial Increase Date, the Issuer will issue the Class A Notes (the “Notes”) pursuant to the Indenture;

WHEREAS, Conn Appliances, Inc., as Servicer, the Receivables Trust, the Indenture Trustee and the Issuer have entered into that certain Servicing Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Servicing Agreement”), pursuant to which, among other things, Conn Appliances, Inc. has agreed to act as servicer; and

WHEREAS, on the Note Initial Increase Date, the Issuer will sell the Notes to the Purchasers (as defined herein) and the Purchasers will purchase the Notes and, subject to the conditions set forth herein, may from time to time fund increases in the outstanding principal balance of the Notes;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

Article I

DEFINITIONS

Section 1.01. Defined Terms.

(a) Capitalized terms in this Agreement that are not otherwise defined herein shall have the respective meanings assigned to them in Schedule II (the “Definitions Schedule”) to the Servicing Agreement.

(b) Whenever used in this Agreement, the following words and phrases shall have the following meanings:

“Affected Person” means each Owner and each of their respective Affiliates, successors and assigns, and, in the case of any Conduit, (i) each Liquidity Provider, and (ii) any Person acting as administrator or referral agent with respect to such Conduit.

“Agreement” means this Note Purchase Agreement, as amended, supplemented or otherwise modified from time to time.

“Assignee” has the meaning assigned to such term in Section 11.07 of this Agreement.

“Assignment” has the meaning assigned to such term in Section 11.07(b)(i) of this Agreement.

“Assignment and Assumption Agreement” means an assignment and assumption agreement in the form of Exhibit A attached hereto (with appropriate modifications), entered into by an Owner and a permitted assignee, pursuant to which such assignee may become party to this Agreement.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Basel Committee” means the Basel Committee on Banking Supervision.

“Basel II” means the July 1988 paper or the June 2006 paper prepared by the Basel Committee as set out in the publication entitled: “International Convergence of Capital Measurements and Capital Standards: a Revised Framework”, as updated from time to time, or any rules, regulations, guidance, interpretations or directives promulgated or issued in connection therewith by any bank regulatory agency (whether or not having the force of law).

“Basel III” means the paper prepared by the Basel Committee as set out in the publication entitled “Basel III: A global regulatory framework for more resilient banks and banking systems”, as updated from time to time, or any rules, regulations, guidance, interpretations or directives promulgated or issued in connection therewith by any bank regulatory agency (whether or not having the force of law).

“Basel IV” means the papers prepared by the Basel Committee (i) in January 2016 entitled “Minimum Capital Market Requirements”, (ii) in March 2016 entitled “Revisions to the Standardised Approach for credit risk”, (iii) in June 2016 entitled “Reducing variation in credit risk-weighted assets – constraints on the use of internal model approaches”, and (iv) all other publications considered part of Basel IV, and in each case, as updated from time to time, or any rules, regulations, guidance, interpretations or directives promulgated or issued in connection therewith by any bank regulatory agency (whether or not having the force of law).

2

“Basel Rules” means Basel II, Basel III and Basel IV or other bank capital rules established by the Basel Committee or other international body.

“Capital Costs” has the meaning assigned to such term in Section 2.07(b) of this Agreement.

“Capital Guidelines” has the meaning assigned to such term in Section 2.07(b) of this Agreement.

“Class A Note Rate” means, with respect to any Purchaser and date of determination, the sum of (i) the applicable Reference Rate and (ii) the Class A Fee Rate.

“Confidential Information” has the meaning assigned to such term in Section 11.15(b) of this Agreement.

“Depositor” is defined in the Recitals to this Agreement.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Conduit Assignee” means any asset-backed commercial paper conduit or financial asset investment company that is administered or managed by any Purchaser or any Affiliate thereof or that receives funding from a financial asset investment company administrated by a Purchaser or any Affiliate thereof or as to which a Purchaser or any Affiliate thereof is a Liquidity Provider.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Excluded Taxes” means, with respect to any Owner, (a) any Taxes (including any franchise taxes) imposed on or measured by the gross or net income, branch profits, gross or net receipts, capital, net worth or similar items (including any interests, penalties or additions with respect thereto) of such Owner by the jurisdictions or political subdivision or taxing authority thereof in which such Owner’s principal office or lending offices are located or are resident, managed or controlled or in which such Owner or lending office is incorporated or organized or otherwise doing business or that are Other Connection Taxes, (b) any Taxes imposed by the United States or any political subdivision thereof by means of withholding at the source unless such

3

withholding results from a change in applicable law, treaty or regulations or the interpretation or administration thereof after the date such Owner becomes entitled to the benefits of any of the Transaction Documents with respect to the Note Balance, as applicable, or portion thereof, affected by such change (provided that Taxes withheld pursuant to Section 1446 of the Code shall be Excluded Taxes in any event), (c) any Taxes to which an Owner is subject (to the extent of the tax rate then in effect) on the date this Agreement is executed or to which an Owner would be subject on such date if a payment hereunder had been received by such Person on such date, and with respect to any Owner that becomes a party hereto after the date hereof, any Taxes to which such Owner is subject on the date it becomes a party hereto (other than in each case, Taxes to which such Owner’s assignor, if any, was entitled to reimbursement pursuant to the terms of this Agreement), (d) Taxes to which the Owner becomes subject subsequent to the date referred to in clause (c) above as a result of a change in residence, place of incorporation, or principal place of business of such Owner, a change in the branch or lending office of such Owner participating in the transactions specified herein or other similar circumstances, (e) any Taxes attributable to Owner’s failure to comply with Section 2.08(b), and (f) any Taxes imposed under FATCA.

“FAS 166/167 Regulatory Capital Rules” means the Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues, adopted by the Office of the Comptroller of the Currency, Department of the Treasury; Board of Governors of the Federal Reserve System; Federal Deposit Insurance Corporation; and Office of Thrift Supervision, Department of Treasury on December 15, 2009, or any rules, regulations, guidance, interpretations or directives promulgated or issued in connection therewith by any such agency.

“FATCA” means Sections 1471 through 1474 of the Code, as amended from time to time, any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, but only to the extent substantively comparable and not materially more onerous than the applicable Code sections, regulations, interpretations, agreements, legislation, rules or practices existing on the date hereof.

“Fee Letter” means that certain amended and restated fee letter dated as of February [~~24, 2017,~~]6, 2018, among the Issuer, the Primary Note Purchaser and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time.

“Indemnified Amounts” has the meaning assigned to such term in Section 2.06 of this Agreement.

“Indemnified Parties” has the meaning assigned to such term in Section 2.06 of this Agreement.

“Indenture” has the meaning specified in the recitals to this Agreement.

“Issuer” has the meaning specified in the preamble to this Agreement.

4

“Liquidity Agreement” means, with respect to any Conduit, any liquidity agreement or any other agreement entered into by any Liquidity Provider providing for the issuance of one or more letters of credit for the account of such Conduit (or any related commercial paper issuer that finances such Conduit), the issuance of one or more surety bonds, insurance policies or other instruments for which such Conduit or such related issuer is obligated to reimburse the applicable Liquidity Provider for any drawings thereunder, the sale by such Conduit or such related issuer to any Liquidity Provider of any interest in a Note (or portions thereof or participations therein) and/or the making of loans and/or other extensions of liquidity or credit to such Conduit or such related issuer in connection with its commercial paper program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof, but only to the extent that such letter of credit, surety bond or other instrument or guaranty supported either Commercial Paper issued to purchase the Notes or fund any Note Balance Increase hereunder or was dedicated to that Liquidity Provider’s support of such Conduit as a whole rather than one particular issuer (other than the Issuer) within such Conduit’s commercial paper program.

“Liquidity Provider” means and includes any Person now or hereafter extending liquidity or credit or having a commitment to extend liquidity or credit to or for the account of, and/or agreeing to make purchases from, a Conduit (or any related commercial paper issuer that finances such Conduit) in support of commercial paper issued, directly or indirectly, by such Conduit in order to fund (or maintain the funding of) the purchase of the Notes or any Note Balance Increase made by such Conduit hereunder, or issuing a letter of credit, surety bond, insurance policy or other instrument to support any obligations arising under or in connection with such Conduit’s securitization program as it relates to any Commercial Paper Notes issued by such Conduit, in each case pursuant to a Liquidity Agreement and any guarantor of any such person.

“Maturity Date” shall mean, with respect to the Notes, the Payment Date in [~~August 2018,~~]February 2019, as such date may be extended from time to time pursuant to Section 2.05.

“Modification” has the meaning assigned to such term in Section 11.01(b) of this Agreement.

“Note Purchaser Upfront Fee” has the meaning assigned to such term in the Fee Letter.

“Notes” is defined in the Recitals to this Agreement.

“Other Connection Taxes” means, with respect to any Owner, Taxes imposed as a result of a present or former connection between such Owner and the jurisdiction imposing such Tax (other than connections arising from such Owner having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Note).

“Other Issuers” has the meaning assigned to such term in Section 2.07(d) of this Agreement .

“Participant” means a Person to whom a Purchaser has granted a participation in all or part of the payments due such Purchaser under the Notes.

5

“Permitted ABS Transaction” has the meaning assigned to such term under the ABL Agreement.

“Permitted NPA Assignee” means, in connection with any assignment, (i) any Person that is an Eligible Conduit Assignee, Liquidity Provider or Purchaser or Affiliate of a Purchaser (provided, that a Person that is a Conduit solely by reason of being identified as a “Conduit” on the Assignment and Assumption Agreement effecting such assignment shall not be considered a “Purchaser” for purposes of this clause (i), including under the definition of “Eligible Conduit Assignee”), or (ii) any other Person with the consent of the Issuer, such consent not to be unreasonably withheld, conditioned or delayed; provided that the consent of the Issuer pursuant to this clause (ii) shall not be required for any assignment or transfer occurring when an [~~Early Amortization Period~~]Event of Default has commenced and is continuing.

“Primary Note Purchaser” is defined in the Recitals to this Agreement.

“Purchaser” means each Conduit, the Primary Note Purchaser and any other Alternative Purchaser.

“Register” has the meaning assigned to such term in Section 11.16 of this Agreement.

“Regulatory Costs” has the meaning assigned to such term in Section 2.07(a) of this Agreement.

“Required Noteholders” means the holder or holders of in excess of 50% of the Note Balance or, if the Note Balance is zero, the Administrative Agent.

“Servicer” is defined in the Recitals to this Agreement.

“Sponsor” is defined in the Recitals to this Agreement.

“Tax Costs” has the meaning assigned to such term in Section 2.08(a) of this Agreement.

“Taxes” has the meaning assigned to such term in Section 2.08(a) of this Agreement.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02. Other Definitional Provisions. The rules of construction set forth in Section 1.02 of the Indenture shall be applicable to this Agreement.

6

Article II

PURCHASE AND SALE OF THE NOTES

Section 2.01. Purchase and Sale of the Notes.

(a) The closing on the Closing Date shall take place at the offices of Morgan Lewis & Bockius LLP, 101 Park Avenue, New York, NY, on the Closing Date; provided, however, that this Agreement [~~shall become effective only upon, and Notes will not be sold hereunder until the closing of the initial issuance of a Note which shall take place at the offices of Morgan Lewis & Bockius LLP, 101 Park Avenue, New York, NY,~~]became effective on [~~the Note Initial Increase Date or, if the conditions to effectiveness set forth in~~ ][~~Article III~~][ ~~of this Agreement shall not have been satisfied or waived by such date, at such other place, date and time as the parties shall agree.~~]August 8, 2017.

(b) On the Note Initial Increase Date, the Issuer agrees to instruct the Indenture Trustee to authenticate and deliver to the Administrative Agent on behalf of the Purchasers, a Note in an original principal balance up to the Note Maximum Amount. The aggregate purchase price for the Notes will be the Note Initial Increase, which is the initial Note Balance as of the Note Initial Increase Date.

(c) At any time on or after the Closing Date, except when an [~~Early Amortization~~ ]Event of Default has occurred that is continuing on such date, each Purchaser may, in its sole and absolute discretion, in accordance with the terms and conditions set forth herein and in the Indenture, agree to fund all or a portion of the Note Initial Increase or any Note Balance Increase on the Note Initial Increase Date or applicable Note Balance Increase Date, respectively.

Section 2.02. Adjustments; Additional Increases.

(a) On each Note Balance Increase Date, the Administrative Agent shall make appropriate notations on the schedule attached to the Note of the amount of such Note Balance Increase made pursuant to Section 2.08 of the Indenture.

(b) The Issuer hereby authorizes the Administrative Agent to make such notations on the applicable Note and on its books and records. Each such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded absent manifest error; provided, however, that in the event of a discrepancy between the books and records of the Administrative Agent and the records maintained by the Indenture Trustee pursuant to the Indenture, such discrepancy shall be resolved by the Administrative Agent, the Depositor and the Indenture Trustee and prior to any such resolution, the books and records maintained by the Indenture Trustee shall govern.

7

Section 2.03. Interest, Fees, Payments; Expenses.

(a) The Notes will accrue Yield on the Note Balance thereof and on the Escrowed Amount on each day during each Interest Period at a rate per annum equal to the Class A Note Rate for such day during such Interest Period.

(b) At least five (5) Business Days prior to each Payment Date, beginning on the first Payment Date after the Note Initial Increase Date (or in the case of the final Payment Date, on the Business Day immediately preceding such final Payment Date), the Administrative Agent will calculate the Yield payable for the then most recently ended Interest Period (including on the Escrowed Amount) and shall promptly forward the same to the Issuer, the Indenture Trustee and the Servicer by not later than 5:00 p.m. (New York time) on such date of such rate and amounts.

(c) The principal of and Yield on the Notes and on the Escrowed Amount shall be paid when and as provided in the Indenture. (i) Payments in reduction of the portion of the Note Balance evidenced by a Note and payments of fees, including Breakage Fees, and other non-interest amounts, shall be allocated and applied to Purchasers of such Note pro rata based on their respective percentages of the Note Balance and Escrowed Amount or in any such case in such other proportions as the affected Purchasers may agree upon in writing from time to time, and (ii) payments of Yield shall be allocated and applied to the Purchasers pro rata based upon the respective amounts of Yield due and payable to them.

(d) [~~On the~~]For any Note Initial Increase Date and any Note Balance Increase Date, the Note Purchaser Upfront Fee shall be payable to the Purchasers in accordance [~~withthe~~]with, and on the dates specified in, the Fee Letter.

(e) Except as set forth in this Agreement or the Fee Letter, the Issuer shall pay for all out-of-pocket fees, costs and expenses incurred by the Issuer, the Administrative Agent and each Purchaser in connection with the negotiation and preparation of this Agreement and the other documents to be delivered hereunder or in connection with the transactions contemplated hereby, including, without limitation, reasonable and documented legal fees (not to exceed $200,000 with respect to the initial transaction closing on February 24, 2017), audit fees, all fees of any rating agency rating the commercial paper notes of any Conduit in connection with the review of the transactions contemplated by this Agreement and any Rating Agency engaged by the Administrative Agent or any Purchaser to rate the Notes and reasonable out-of-pocket expenses of the Administrative Agent or any Purchaser. The Issuer agrees to pay all reasonable costs and expenses of the Administrative Agent and the Purchasers in connection with (i) the legal fees for any amendments of or waivers or consents under this Agreement or the Transaction Documents requested by the Issuer, the Depositor or the Servicer, including in each case the reasonable and documented fees and out-of-pocket expenses of outside counsel with respect thereto, which such fees shall not exceed $35,000 with respect to the 2018 Warehouse Funding and related amendment of the Transaction Documents, and (ii) all reasonable, documented and necessary out-of-pocket fees, costs and expenses incurred by it in connection with any attempt to enforce any remedies of the Administrative Agent or any Purchaser against the Issuer or any other Person that may be obligated to them by virtue of any of the Transaction Documents, including any such attempt to enforce any such remedies in the course of any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Events of Default[ ~~or Early Amortization Events~~].

8

Section 2.04. Changes to the Note Balance and Note Maximum Balance.

(a) The Issuer may request a Note Balance Increase in the manner specified in Section 2.08(a) of the Indenture. Any Note Balance Increase shall be made as specified in Section 2.08(a) of the Indenture, subject to satisfaction of the conditions precedent set forth herein and in the Indenture. If one or more Purchasers agree to fund such Note Balance Increase, the Administrative Agent shall determine the allocation of its proportion of the Note Balance among the related Purchasers in accordance with the Commitment Letter and discussion with the Purchasers.

(b) The Note Initial Increase and each subsequent Note Balance Increase that any Purchaser funds hereunder shall be made by such Purchaser (upon satisfaction of the conditions precedent set forth in Articles II and III hereof) before 2:00 p.m., New York time, on the Note Initial Increase Date or the applicable Note Balance Increase Date, respectively, by wire transfer of immediately available funds to the account of the Issuer most recently designated by the Issuer in writing for such purpose, or, in the case of the portion of the Note Initial Increase to be funded in accordance with the Escrow Letter, by release of the Escrow Amount in accordance with the Escrow Letter.

(c) For the avoidance of doubt, the Primary Note Purchaser has the right to decide, in its sole and absolute discretion, whether to deliver a Commitment Letter in connection with the Note Initial Increase or any Note Balance Increase, as applicable. Subject to Sections 2.04(c) and 2.04(e) herein and Section 2.08(a) of the Indenture, nothing herein or in any Transaction Document shall create any obligation for any Purchaser to fund any Note Balance Increase prior to delivery of a Commitment Letter. Upon delivery of a Commitment Letter in accordance with Section 2.04(e) herein, the Primary Note Purchaser, as signatory thereto, shall be obligated under the terms of the Commitment Letter to fund such Note Initial Increase or Note Balance Increase, as applicable. Prior to the Note Initial Increase Date or Note Balance Increase Date, as applicable, the Primary Note Purchaser shall provide the Indenture Trustee and the Issuer with the applicable Purchasers and amount being funded by each such Purchaser on such Note Initial Increase Date or Note Balance Increase Date, as applicable; provided, that (a) the identity of the Purchasers and amounts being funded may change after such notice is delivered in accordance with this sentence, and (b) nothing in such notice or delivery thereof shall (i) remove, limit or otherwise change the Primary Note Purchaser’s obligation to fund the entire Note Initial Increase or Note Balance Increase, as applicable, or (ii) impose on any listed Purchaser an obligation to fund any percentage of such Note Initial Increase or Note Balance Increase.

(d) The Issuer may reduce the Note Balance on any Payment Date by making a Note Balance Decrease in the manner specified in Section 2.08(b) of the Indenture. Any Note Balance Decrease shall be made as specified in Section 2.08(b) of the Indenture, subject to satisfaction of the conditions set forth herein and in the Indenture.

9

(e) If one or more Purchasers consent and commit to fund a Note Initial Increase or a Note Balance Increase, as applicable, in accordance with Section 2.08(a) of the Indenture, the Primary Note Purchaser shall provide to the Issuer, the Administrative Agent, the Indenture Trustee and the Servicer a letter (a “Commitment Letter”) evidencing the amount and timing of such commitment substantially in the form of Exhibit C hereto, with such modifications as are mutually agreed to by the Primary Note Purchaser and the Issuer. Delivery of the Commitment Letter shall solely bind the Primary Note Purchaser to fund such Note Initial Increase or Note Balance Increase, as applicable.

Section 2.05. Extensions.

If the Issuer wishes to extend the Maturity Date in effect at any time for a period of up to 364 days, it may so request in writing to the Administrative Agent (and the Administrative Agent shall promptly forward the same to each Purchaser) no fewer than 45 days and no more than 90 days prior to the Maturity Date then in effect. No later than 15 days prior to the Maturity Date, each Purchaser will advise the Administrative Agent whether it has elected (such election to be made in its sole and absolute discretion) to extend the Maturity Date to a date which shall be no later than 364 days following the Maturity Date then in effect in accordance with the Issuer’s request and, if so extended, the Facility Turbo Date shall be as determined by the Administrative Agent and Depositor in accordance with the definition thereof. A failure on the part of any Purchaser to reply to the Administrative Agent by such time shall be construed as a denial of the requested extension. Unless each Purchaser shall have elected to grant a requested extension of the Maturity Date, the Maturity Date then in effect shall not be extended.

Section 2.06. Indemnification.

(a) Without limiting any other rights which the Administrative Agent or the Owners may have hereunder or under applicable law, the Issuer hereby agrees to indemnify the Administrative Agent, each Purchaser and their respective successors and permitted assigns and their respective officers, directors and employees (collectively, “Indemnified Parties”) from and against any and all damages, losses, claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees (which attorneys may be employees of the Administrative Agent or an Owner, as applicable) and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them in any action or proceeding between the Issuer and any of the Indemnified Parties or between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Agreement, the other Transaction Documents, the ownership or maintenance, either directly or indirectly, of the Notes or any of the other transactions contemplated hereby or thereby, excluding (i) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts result from bad faith, gross negligence or willful misconduct on the part of an Indemnified Party seeking indemnification or any material breach by an Indemnified Party of its obligations hereunder or under the Transaction Documents, (ii) Indemnified Amounts arising from a claim by an Indemnified Party against another Indemnified Party or (iii) Indemnified Amounts to the extent the same include losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Receivables Obligor. Without limiting the generality of the foregoing, and subject to the exclusions set forth in the immediately preceding sentence, the Issuer shall indemnify each Indemnified Party for Indemnified Amounts arising out of or resulting from:

10

(i) reliance on any representation or warranty made by the Issuer, the Seller, the Servicer, or the Sponsor (or any of their respective officers) under or in connection with this Agreement and the other Transaction Documents or any other report, certificate or other written information prepared by the Issuer or by the Servicer on its behalf delivered to any Purchaser by it pursuant hereto and thereto, which shall have been false or incorrect when made;

(ii) the failure by the Issuer to comply with any applicable law, rule or regulation with respect to the Receivables (including any tax laws) or the nonconformity of the Receivables with any such applicable law, rule or regulation;

(iii) any commingling of Collections or the failure to vest and maintain vested in the Indenture Trustee a first priority perfected security interest in the Trust Estate and the proceeds thereof, free and clear of any Lien (other than the lien of the Indenture);

(iv) the failure to file, or any delay in filing, financing statements, continuation statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to all or any part of the Trust Estate and the proceeds thereof, which failure has an adverse effect on the validity, perfected status or priority of the security granted to the Indenture Trustee under the Indenture;

(v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the related Receivables Obligor) of a Receivables Obligor to the payment of any Receivables (including a defense based on the Receivables not being the legal, valid and binding obligation of such Receivables Obligor enforceable against it in accordance with its terms);

(vi) any failure by the Issuer, any Seller, the Servicer, or the Sponsor to perform its duties, covenants or obligations in accordance with the provisions of this Agreement or any other Transaction Document;

(vii) any dispute, claim, offset or defense (other than discharge in bankruptcy of the related Receivables Obligor) of a Receivables Obligor to the payment of any Receivables based on the failure of the Issuer, any Seller, the Servicer, or the Sponsor to qualify to do business or file reports in a given jurisdiction; or

(viii) any litigation, investigation or proceeding, or liability claim or damage suit or other similar or related claim or action of whatever sort (except as expressly excluded above), arising out of or in connection with the Trust Estate or the transactions contemplated by the Transaction Documents.

11

Any Indemnified Amounts payable hereunder by the Issuer will be payable solely from funds available to the Issuer for distribution pursuant to Section 8.06 of the Indenture (it being understood that, in the event that the Issuer has insufficient funds available to pay any such amounts in full on any Payment Date, the remaining unpaid amounts shall be due and payable on each subsequent Payment Date until paid in full to the extent of available funds for such purpose in accordance with Section 8.06 of the Indenture on each such Payment Date).

(b) Without limiting any other rights which the Administrative Agent or the Owners may have hereunder or under applicable law, the Depositor hereby agrees to indemnify each Indemnified Party for all Indemnified Amounts awarded against or incurred by any of them in any action or proceeding between the Depositor and any of the Indemnified Parties or between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Agreement, the other Transaction Documents, the ownership or maintenance, either directly or indirectly, of the Notes or any of the other transactions contemplated hereby or thereby, in each case to the extent arising out of or as a result of any breach, default or misrepresentation of the Depositor under this Agreement or any of the other Transaction Documents, excluding (i) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts result from bad faith, gross negligence or willful misconduct on the part of an Indemnified Party seeking indemnification or any material breach by an Indemnified Party of its obligations hereunder or under the Transaction Documents, (ii) Indemnified Amounts arising from a claim by an Indemnified Party against another Indemnified Party or (iii) Indemnified Amounts to the extent the same include losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Receivables Obligor. Without limiting the generality of the foregoing, and subject to the exclusions set forth in the immediately preceding sentence, the Depositor shall indemnify each Indemnified Party for Indemnified Amounts arising out of or resulting from:

(i) reliance on any representation or warranty made by the Depositor (or any of its officers) under or in connection with this Agreement and the other Transaction Documents or any other report, certificate or other written information prepared by the Depositor delivered to any Purchaser or the Administrative Agent by the Depositor pursuant hereto and thereto, which shall have been false or incorrect when made;

(ii) the failure by the Depositor to comply with any applicable law, rule or regulation with respect to the Receivables (including any tax laws) or the nonconformity of the Receivables with any such applicable law, rule or regulation;

(iii) any failure by the Depositor to perform its duties, covenants or obligations in accordance with the provisions of this Agreement or any other Transaction Document; or

(iv) any litigation, investigation or proceeding, or liability claim or damage suit or other similar or related claim or action of whatever sort (except as expressly excluded above) relating to, arising out of or in connection with the Receivables, the Trust Estate or the transactions contemplated by this Agreement or any other Transaction Documents, in each case to the extent arising out of or resulting from the acts or omissions of the Depositor in violation of the provisions of this Agreement or any other Transaction Document.

12

Any Indemnified Amounts payable hereunder by the Depositor will be payable solely from funds available to the Depositor, and the remaining unpaid amounts shall be due and payable on each subsequent Payment Date until paid in full to the extent of available funds for such purpose.

(c) Without limiting any other rights which the Administrative Agent or the Owners may have hereunder or under applicable law, the Servicer hereby agrees to indemnify each Indemnified Party for all Indemnified Amounts awarded against or incurred by any of them in any action or proceeding between the Servicer (in its capacity as Servicer) and any of the Indemnified Parties or between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Agreement, the other Transaction Documents, the ownership or maintenance, either directly or indirectly, of the Notes or any of the other transactions contemplated hereby or thereby, in each case to the extent arising out of or as a result of any breach, default or misrepresentation of the Servicer under this Agreement or any of the other Transaction Documents, excluding (i) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts result from bad faith, gross negligence or willful misconduct on the part of an Indemnified Party seeking indemnification or any material breach by an Indemnified Party of its obligations hereunder or under the Transaction Documents, (ii) Indemnified Amounts arising from a claim by an Indemnified Party against another Indemnified Party or (iii) Indemnified Amounts to the extent the same include losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Receivables Obligor. Without limiting the generality of the foregoing, and subject to the exclusions set forth in the immediately preceding sentence, the Servicer shall indemnify each Indemnified Party for Indemnified Amounts arising out of or resulting from:

(i) reliance on any representation or warranty made by the Servicer (or any of its officers) under or in connection with this Agreement and the other Transaction Documents or any other report, certificate or other written information prepared by the Servicer delivered to any Purchaser or the Administrative Agent by it pursuant hereto and thereto, which shall have been false or incorrect when made;

(ii) the failure by the Servicer to comply with any applicable law, rule or regulation with respect to the Receivables (including any tax laws);

(iii) any failure by the Servicer to perform its duties, covenants or obligations in accordance with the provisions of this Agreement or any other Transaction Document;

(iv) any litigation, investigation or proceeding, or liability claim or damage suit or other similar or related claim or action of whatever sort (except as expressly excluded above) relating to, arising out of or in connection with the Receivables, the Trust Estate or the transactions contemplated by this Agreement or any other Transaction Documents in each case to the extent arising out of or resulting from the acts or omissions of the Servicer in violation of the provisions of this Agreement or any other Transaction Document;

13

(v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the related Receivables Obligor) of a Receivables Obligor to the payment of any Receivables based on the failure of the Servicer to qualify to do business or file reports in a given jurisdiction; or

(vi) any commingling by the Servicer of Collections with other funds of the Servicer or any other Person (other than the Issuer).

(d) Without limiting any other rights which the Administrative Agent or the Owners may have hereunder or under applicable law, the Sponsor hereby agrees to indemnify each Indemnified Party for all Indemnified Amounts awarded against or incurred by any of them in any action or proceeding between the Sponsor (in its capacity as Sponsor) and any of the Indemnified Parties or between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Agreement, the other Transaction Documents, the ownership or maintenance, either directly or indirectly, of the Notes or any of the other transactions contemplated hereby or thereby, in each case to the extent arising out of or as a result of any breach, default or misrepresentation of the Sponsor under this Agreement or any of the other Transaction Documents, excluding (i) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts result from bad faith, gross negligence or willful misconduct on the part of an Indemnified Party seeking indemnification or any material breach by an Indemnified Party of its obligations hereunder or under the Transaction Documents, (ii) Indemnified Amounts arising from a claim by an Indemnified Party against another Indemnified Party or (iii) Indemnified Amounts to the extent the same include losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Receivables Obligor. Without limiting the generality of the foregoing, and subject to the exclusions set forth in the immediately preceding sentence, the Sponsor shall indemnify each Indemnified Party for Indemnified Amounts arising out of or resulting from:

(i) reliance on any representation or warranty made by the Sponsor (or any of its officers) under or in connection with this Agreement and the other Transaction Documents or any other report, certificate or other written information prepared by the Sponsor delivered to any Purchaser or the Administrative Agent by the Sponsor pursuant hereto and thereto, which shall have been false or incorrect when made;

(ii) the failure by the Sponsor to comply with any applicable law, rule or regulation with respect to the Receivables (including any tax laws);

(iii) any failure by the Sponsor to perform its duties, covenants or obligations in accordance with the provisions of this Agreement or any other Transaction Document;

(iv) any litigation, investigation or proceeding, or liability claim or damage suit or other similar or related claim or action of whatever sort (except as expressly excluded above) relating to, arising out of or in connection with the Receivables, the Trust Estate or the transactions contemplated by this Agreement or any other Transaction Documents in each case to the extent arising out of or resulting from the acts or omissions of the Sponsor in violation of the provisions of this Agreement or any other Transaction Document; or

14

(v) the failure to file, or any delay in filing, financing statements, continuation statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to all or any part of the Trust Estate and the proceeds thereof, which failure has an adverse effect on the validity, perfected status or priority of the security granted to the Indenture Trustee under the Indenture.

(e) In the event that for any reason, (i) the basis for calculation of interest on any Conduit’s share of the Note Balance shall change from the CP Cost to the Alternative Rate, (ii) the basis for calculation of interest on a Conduit’s share of the Note Balance is the CP Cost and (a) such Conduit receives any repayment of its share of the Note Balance on a date other than a Payment Date, or (b) such Conduit does not receive repayment of its share of the Note Balance on a Payment Date when notice of a Note Balance Decrease had been given pursuant to 2.08(b) of the Indenture, or (iii) (a) any Purchaser other than a Conduit receives any repayment of its share of the Note Balance on a date other than a Payment Date, or (b) any Purchaser other than a Conduit does not receive repayment of its share of the Note Balance on a Payment Date when notice of a Note Balance Decrease had been given pursuant to 2.08(b) of the Indenture, then in any such case the Issuer agrees to indemnify each affected Purchaser against, and to promptly pay on the Payment Date in the Collection Period following demand, to such Purchaser the amount equal to any loss suffered by such Purchaser as a result of such change or such repayment, including, in the case of a Conduit, any loss, cost or expense suffered by such Conduit by reason of its issuance of Commercial Paper Notes or its incurrence of other obligations reasonably allocated by such Conduit to its funding or the maintenance of its funding of its share of the Note Balance, or, in the case of any Purchaser, redeploying funds prepaid or repaid, in amounts which correspond to its share of the Note Balance. A statement setting forth in reasonable detail the calculations of any additional amounts payable pursuant to this Section submitted by a Purchaser to the Issuer, the Administrative Agent, the Sponsor and the Servicer shall be conclusive absent manifest error. Any amounts payable under this clause (e) by the Issuer will be payable solely from funds available to the Issuer for distribution pursuant to Section 8.06 of the Indenture (it being understood that, in the event that the Issuer has insufficient funds available to pay any such amounts in full on any Payment Date, the remaining unpaid amounts shall be due and payable on each subsequent Payment Date until paid in full to the extent of available funds for such purpose in accordance with Section 8.06 of the Indenture on each such Payment Date).

Section 2.07. Change in Law or Accounting; Capital Costs.

(a) If after the date hereof (or, in the case of any assignee Owner of the Notes or any other Affected Person with respect thereto, after the date of such assignment) (x) any change in any Requirement of Law or in the interpretation or application thereof or (y) the requirements of (1) the Dodd-Frank Wall Street Reform and Consumer Protection Act, (2) the FAS 166/167 Regulatory Capital Rules, or (3) the Basel Rules, or (z) the compliance with any guideline or request made after the date hereof from any Governmental Authority, either:

(i) subjects an Owner or any of its related Affected Persons to any loss due to the recharacterization of any payments made with respect to the Notes; or

(ii) imposes, modifies or holds applicable any reserve, special deposit, compulsory Receivables or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by such Owner or related Affected Person;

15

and the result of any of the foregoing is to increase the cost to such Owner or such related Affected Person, by an amount that such Owner deems to be material, of maintaining its interest in the Notes or to reduce any amount receivable hereunder in respect thereof (collectively, “Regulatory Costs”), then, and in any such case, after submission by such Affected Person to the Issuer (with a copy to the Trustee) of a written request therefor (which shall include calculations in reasonable detail), the Issuer will pay to such Owner any additional amounts necessary to compensate such Owner or related Affected Person for such Regulatory Costs. Such additional amounts payable hereunder with respect to Regulatory Costs will be payable solely from funds available to the Issuer for distribution pursuant to Section 8.06 of the Indenture (it being understood that, in the event that the Issuer has insufficient funds available to pay any such amounts in full on any Payment Date, the remaining unpaid amounts shall be due and payable on each subsequent Payment Date until paid in full to the extent of available funds for such purpose in accordance with Section 8.06 of the Indenture on each such Payment Date).

(b) If after the date hereof (or, in the case of any assignee Owner that is not an Affiliate of the assignee Owner of the Notes as of the date of such assignment or any Affected Person with respect thereto, after the date of such assignment) (x) any change in any Requirement of Law (including any new Requirement of Law) regarding capital adequacy (a “Capital Guideline”) or in the interpretation or application thereof or (y) the requirements of (1) the Dodd-Frank Wall Street Reform and Consumer Protection Act, (2) the FAS 166/167 Regulatory Capital Rules, or (3) the Basel Rules, and in each case, any regulations, rules, guidelines or directives issued or promulgated thereunder or in connection therewith or any change in the interpretation or application of the foregoing, either:

(i) affects the amount of capital to be maintained by an Owner or any of its related Affected Persons and such Owner or such Affected Person determines that the amount of such capital is increased as a direct or indirect consequence of its investment in the Notes; or

(ii) has the effect of reducing the rate of return on such Owner’s or such other Affected Person’s capital as a direct or indirect consequence of making or maintaining its investment in the Notes, to a level below that which such Owner or such other Affected Person would have achieved but for such requirement, change in or interpretation or application of such Capital Guideline or compliance with such request or directive (taking into consideration such Owner’s or such entity’s or such other Affected Person’s policies with respect to capital adequacy) by an amount deemed by such Owner to be material;

16

then, from time to time, upon demand (which shall include calculations in reasonable detail) by such Owner in writing to the Issuer, the Issuer will pay to such Owner such additional amount or amounts as will compensate such Owner or such other Affected Person for the cost of maintaining such increased capital or such reduction in the rate of return on the Owner’s or such other Affected Person’s capital (collectively, “Capital Costs”). Such additional amounts payable hereunder with respect to Capital Costs will be payable solely from funds available to the Issuer for distribution pursuant to Section 8.06 of the Indenture (it being understood that, in the event that the Issuer has insufficient funds available to pay any such amounts in full on any Payment Date, the remaining unpaid amounts shall be due and payable on each subsequent Payment Date until paid in full to the extent of available funds for such purpose in accordance with Section 8.06 of the Indenture on each such Payment Date).

(c) Failure or delay on the part of any Owner to demand compensation pursuant to this Section shall not constitute a waiver of such Owner’s right to demand such compensation; provided, that Issuer shall not be required to compensate an Owner or other Affected Person pursuant to this Section 2.07 for any increased costs or reductions incurred more than 180 days prior to the date that such Owner notifies Seller in writing of the change in Requirement of Law or other circumstance giving rise to such increased costs or reductions and of such Owner’s intention to claim compensation therefor; provided, further, that if the change in Requirement of Law or other circumstance giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

(d) Notwithstanding anything in this Section 2.07 to the contrary, if any Affected Person enters into agreements for the acquisition or financing of interests in receivables, notes or other financial assets from one or more Persons, other than the Issuer, that has entered into a receivables purchase agreement, receivables transfer agreement, note purchase agreement, loan agreement or funding agreement with such Person (“Other Issuers”) (or to provide liquidity or credit support therefor), such Affected Person shall ratably allocate the liability for any amounts under this Section 2.07, which are generally imposed on or applicable to such Affected Party, to the Issuer and each Other Issuer to the extent the amounts hereunder are ratably attributable; provided, however, that if such amounts are solely attributable to the Issuer and not attributable to any Other Issuer, as determined in such Affected Person’s reasonable discretion, the Issuer shall be solely liable for such amounts or if such amounts are attributable to Other Issuers and not attributable to the Issuer, as determined in such Affected Person’s reasonable discretion, such Other Issuers shall be solely liable for such amounts

Section 2.08. Taxes.

(a) All payments made by the Issuer under any of this Agreement and the other Transaction Documents will be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any taxing authority (hereinafter called “Taxes”) unless required to be withheld under applicable law. If any Taxes (other than Excluded Taxes) are required to be withheld from any amounts payable to any Owner hereunder or thereunder, after submission by such Owner to the Issuer of a written request therefor, the amounts so payable to such Owner will, at the written request of the Owner, be increased by the Issuer to the extent necessary to yield to such Owner

17

(after payment of all Taxes, other than Excluded Taxes) interest or any such other amounts payable hereunder or thereunder at the rates or in the amounts specified in any of this Agreement and the other Transaction Documents. Whenever any Taxes are payable by the Issuer, as promptly as possible thereafter the Issuer will send to each Owner a certified copy of an original official receipt received by Issuer or other reasonable evidence showing payment thereof. If the Issuer fails to pay any Taxes when due to the appropriate taxing authority, fails to remit to each Owner the required receipts or other required documentary evidence, or if any Taxes (other than Excluded Taxes) in respect of a payment made by the Issuer under any of this Agreement and the other Transaction Documents are paid by any Owner, the Issuer will pay such Owner, solely from funds available to the Issuer for distribution pursuant to Section 8.06 of the Indenture (it being understood that, in the event that the Issuer has insufficient funds available to pay any such amounts in full on any Payment Date, the remaining unpaid amounts shall be due and payable on each subsequent Payment Date until paid in full to the extent of available funds for such purpose in accordance with Section 8.06 of the Indenture on each such Payment Date), for any incremental taxes, reasonable costs or penalties that may become payable by such Owner as a result of any such failure and reimburse any such Taxes paid directly by the Owner to the applicable taxing authority upon delivery to the Issuer by an Owner (with a copy to the Administrative Agent) of a certificate as to the amount of any such liability or payment. Notwithstanding the foregoing or anything else herein to the contrary, no amounts will be paid pursuant to this Section 2.08 (collectively “Tax Costs”) to any Owner that is not a United States person for U.S. federal income tax purposes if such Owner fails to comply with the requirements of Section 2.08(b).

(b) Each Owner and the Administrative Agent, if required by law shall timely furnish the Issuer or its agents any U.S. federal income tax form or certification (such as IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY, IRS Form W-9 or IRS Form W-8ECI or any successors to such IRS forms or any other certification that the Issuer may reasonably request) that the Issuer or its agents may reasonably request and shall update or replace such form or certification in accordance with its terms or its subsequent amendments. Each Owner understands that the Issuer may require additional certification acceptable to it (a) to permit the Issuer to make payments to it without, or at a reduced rate of, withholding or (b) to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets. Each Owner agrees to provide any such certification applicable to it that is requested by the Issuer, unless the Owner determines in good faith that providing such certificate could materially prejudice the legal or commercial position of such Owner or subject such Owner to unreimbursed costs or expenses.

(c) If a payment made to an Owner under this Agreement or any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Owner were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Owner shall deliver to the Issuer or its agent, at the time or times prescribed by law and at such time or times reasonably requested by the Issuer, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Issuer as may be necessary for the Issuer to comply with its obligations under FATCA, to determine that such Owner has complied with such Owner’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.

18

(d) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.08 (including by the payment of additional amounts pursuant to this Section 2.08), it shall pay to the Issuer an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant taxing authority with respect to such refund). Solely from funds available for distribution for such purpose by the Issuer, the Issuer, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (d) (plus any penalties, interest or other charges imposed by the relevant taxing authority) in the event that such indemnified party is required to repay such refund to such taxing authority. Notwithstanding anything to the contrary in this paragraph (d), in no event will the indemnified party be required to pay any amount to the Issuer pursuant to this paragraph (d) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Issuer or any other Person.

(e) The Issuer shall indemnify and hold harmless any Owner from any present or future claim for liability for any stamp or other similar Tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with the Notes or Indenture. The Issuer shall pay, or reimburse an Owner for, any and all amounts in respect of, all search, filing, recording and registration and other similar Taxes that may be payable or reasonably determined to be payable in respect of the execution, delivery, performance and/or enforcement of the Notes or the Indenture except any amounts that are Other Connection Taxes imposed with respect to an assignment.

Section 2.09. No Setoff. All payments to be made on behalf of the Issuer under this Agreement or the Indenture, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 2:00 p.m. (New York City time), on the due date thereof to the account specified by the applicable Owner, in Dollars and in immediately available funds.

Section 2.10. Mitigation.

(a) Each Owner agrees that it will use its commercially reasonable efforts to take any actions, including designating a different lending office for purposes of its investment in the Notes, that will avoid the need for, or reduce the amount of, any Regulatory Costs, Capital Costs, Tax Costs or Indemnified Amounts (collectively, “Increased Costs”) owing to such Owner or its related Affected Persons; provided, however, that:

19

(i) no such Owner will be obligated to take any actions that would, in the reasonable determination of such Owner, be materially disadvantageous to such Owner;

(ii) if any Increased Costs will not be eliminated or reduced by the Owner taking such actions and payment therefor hereunder will not be waived by such Owner, the Issuer will have the right to replace the Owner hereunder with a new Owner (the “Replacement Owner”) that will succeed to the rights of such Owner with respect to the Notes. Upon notice from the Issuer, an Owner being replaced hereunder shall assign, without recourse, its rights and obligations (if any) hereunder, or a ratable share thereof, to the Replacement Owner or Replacement Owners designated and consented to as provided in this Section 2.10(a)(ii) for a purchase price equal to the sum of such Owner’s Note Balance so assigned, all accrued and unpaid interest thereon and any other amounts (including fees and any Increased Costs) to which such Owner is entitled hereunder; and

(iii) no Owner will be replaced hereunder (including, without limitation, pursuant to clause (ii) above) with a new Owner until such Owner has been repaid in full all amounts owed to it pursuant to this Agreement and the Transaction Documents.

Section 2.11. Determination of Amounts. Each Owner or other Affected Person claiming Increased Costs will furnish to the Issuer a certificate setting forth in reasonable detail the basis, calculation and amount of each request by such Owner or other Affected Person, as applicable. Each Owner’s determination of any Increased Cost will be conclusive, absent manifest error.

Article III

CONDITIONS PRECEDENT TO FUNDING BY THE PURCHASERS

The Purchasers, other than the Primary Note Purchaser under a Commitment Letter, have no obligation to fund the Note Initial Increase or any Note Balance Increase. To the extent the Primary Note Purchaser enters into a Commitment Letter or the other Purchasers choose to fund the Note Initial Increase or any Note Balance Increase, the obligation or election, as applicable, of the Purchasers (a) to fund the Note Initial Increase on the Note Initial Increase Date is subject to the satisfaction of each of the conditions set forth in this Article III and (b) to fund any Note Balance Increase on any Note Balance Increase Date is subject to the satisfaction of the conditions set forth in Sections 3.02, 3.03, 3.04, 3.05, 3.06, 3.09, 3.10, [~~3.11,~~ ]3.12, 3.13, [~~3.14,~~ ]3.15 and 3.16. In accordance with the terms hereof, any conditions waived by the Primary Note Purchaser with respect to any Note Initial Increase or Note Balance Increase shall be deemed satisfied for the terms hereof with respect to such Note Initial Increase or Note Balance Increase, as applicable.

Section 3.01. Transaction Documents. On the Closing Date, the Administrative Agent shall have received counterparts of this Agreement, the Indenture, the Servicing Agreement, the First Receivables Purchase Agreement, the Second Receivables Purchase Agreement, the Receivables Trust Agreement, and the Certificate of Trust (each, a “Closing Date Transaction Document”), duly executed by the parties hereto and thereto. On the Closing Date, the ABL Lenders and the Purchasers shall have entered into the Intercreditor Agreement. [~~On or before the Note Initial Increase Date, the Administrative Agent shall have received counterparts of the Backup Servicing Agreement, duly executed by the parties thereto.~~ ]On or before the Note Initial Increase Date, the Issuer shall have taken such other action as required by the ABL Agreement to cause, the transactions contemplated hereby to be classified as a Permitted ABS Transaction under the ABL Agreement. The Primary Note Purchaser confirms that the requirements of this Section 3.01 have been satisfied as of the Effective Date.

20

Section 3.02. The Notes. The Notes shall have been duly issued in accordance with the Indenture.

Section 3.03. Corporate Proceedings and Information. The Administrative Agent shall have received (x) copies of the articles of incorporation, by-laws, certificate of formation, limited liability company operating agreement or other organizational documents, as applicable, of the Issuer, the Receivables Trust, the Depositor, the Seller, and the Servicer (each, a “Closing Date Transaction Party”), (y) copies of resolutions or written consents, as applicable, of each Closing Date Transaction Party authorizing the execution and delivery of this Agreement and the other Closing Date Transaction Documents (or, with respect to any Note Balance Increase Date, any documents executed on such date) to which it is a party and performance of its obligations thereunder, and (z) copies of certificates dated as of a recent date from the applicable authorities evidencing the good standing or existence, as applicable, of each Closing Date Transaction Party.

Section 3.04. Incumbency Certificates. The Administrative Agent shall have received a certificate of incumbency certifying the names, titles and specimen signatures for the officers of each Closing Date Transaction Party that has executed or will execute a Closing Date Transaction Document or, with respect to any Note Balance Increase Date, any documents executed on such date).

Section 3.05. Financing Statements. The Administrative Agent shall have received evidence satisfactory to it [~~of the completion of all searches, recordings, registrations, and~~]that all filings as may be necessary [~~or, in the reasonable opinion of~~] ~~the Administrative Agent~~[~~, desirable~~ ]to perfect or evidence the first priority (subject to Permitted Liens) sale of the Receivables by [~~each of~~ ]the [~~Sellers~~]2016-B Seller to the Depositor, the sale of the Receivables by the Depositor to the Receivables Trust, the[ ~~sale of the Trust Certificate by the Depositor to the Issuer and the~~] pledge by the Issuer to the Indenture Trustee of the Trust Estate and the proceeds thereof and the pledge by the Receivables Trust to the Indenture Trustee of the Receivables Trust Estate and proceeds thereof, have been delivered to the Administrative Agent for filing.

Section 3.06. Officer’s Certificates. The Administrative Agent on behalf of the Purchasers shall have received on the [~~Closing~~]Note Balance Increase Date the following items, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent:

(a) an Officer’s Certificate of the Servicer confirming the satisfaction of the conditions set forth in Section 3.09(a) (as to representations and warranties of the Servicer only);

(b) an Officer’s Certificate of the Depositor confirming the satisfaction of the conditions set forth in Section 3.09(a) (as to representations and warranties of the Depositor only);

21

(c) an Officer’s Certificate of the Issuer confirming the satisfaction of the conditions set forth in conditions set forth in Section 3.09(a) (as to representations and warranties of the Issuer only); and

(d) an Officer’s Certificate of Sponsor confirming the satisfaction of the conditions set forth in conditions set forth in Section 3.09(a) (as to representations and warranties of the Sponsor only).

Section 3.07. Opinions of Counsel to the Closing Date Transaction Parties and the Indenture Trustee. Counsel (including in-house counsel) to each Closing Date Transaction Party and the Indenture Trustee shall have delivered to the Administrative Agent favorable opinions, which have been requested by the Administrative Agent on or before the Effective Date, dated as of a date on or before the Note [~~Initial~~] Balance Increase Date and reasonably satisfactory in form and substance to the Administrative Agent and its counsel and subject to customary assumptions and qualifications, relating to corporate matters, legality, validity and enforceability of the [~~Closing Date Transaction Documents~~]Omnibus Amendment No. 3 and related documents, perfection[ ~~and priority~~], no[ ~~conflicts,~~] required governmental consents or filings, [~~the absence of litigation, the Investment Company Act, securities laws matters, tax matters and such other matters as~~] ~~the Administrative Agent~~ [~~may reasonably request. In addition, on the Closing Date and on the Note Initial Increase Date, in-house counsel to the Closing Date Transaction Parties shall have provided to the Administrative Agent a no-conflicts opinion dated as of a date on or before the Closing Date and the Note Initial Increase Date, as applicable, and reasonably satisfactory in form and substance to the Administrative Agent and its counsel and subject to customary assumptions and qualifications~~]and securities laws matters.

Section 3.08. Additional Opinions of Counsel to the Seller. Counsel to the Seller[ ~~as of a date on or before the Note Initial Increase Date~~] shall have delivered to the Administrative Agent favorable opinions, which have been requested by the Administrative Agent on or before the Effective Date, dated as of a date on or before the Note [~~Initial~~] Balance Increase Date and reasonably satisfactory in form and substance to the Administrative Agent and its counsel and subject to customary assumptions and qualifications, relating to certain true sale [~~and non-consolidation matters~~](in the form of a reliance letter with respect to the opinion letter issued by Mayer Brown LLP on October 6, 2016 re: Conn’s Receivables Funding 2016-B, LLC; Certain Bankruptcy Matters).

Section 3.09. Transaction Conditions. The following conditions shall have been satisfied on the Note Initial Increase Date and on any Note Balance Increase Date:

(a) the representations and warranties of the Seller, the Depositor, the Servicer, the Issuer, and the Sponsor contained in each of the Transaction Documents shall be true and correct in all material respects; and

(b) No [~~Early Amortization Event,~~ ]Servicer Default or Event of Default shall have occurred and be continuing.

22

Section 3.10. Accounts. The Note Accounts shall have been established and in accordance with the Indenture. The balance of the Reserve Account shall, immediately after the issuance of the Notes on the Note Initial Increase Date or any Note Balance Increase Date, equal the Required Cash Reserve Account Amount.

Section 3.11. [~~Fees~~][Reserved]. [~~The Administrative Agent and each Purchaser shall have received all fees and all other amounts required to be paid to the Administrative Agent and such Purchaser pursuant to the Fee Letter or otherwise on or prior to the Note Initial Increase Date or Note Balance Increase Date, as applicable.~~ ]

Section 3.12. Other Documents. The Issuer shall have furnished to the Administrative Agent such other information, certificates, documents and opinions of counsel as the Administrative Agent may reasonably request in connection with the transactions contemplated by this Agreement and the other Transaction Documents. The Primary Note Purchaser confirms that the requirements of this Section 3.12 have been satisfied as of the Effective Date and further document requests, if any, prior to the 2018 Warehouse Funding Date will not be subject to this Section 3.12 in the absence of an event constituting an Adverse Effect under clause (a) or (b) under the definition thereof.

Section 3.13. Conditions. The commitment of the Primary Note Purchaser under any Commitment Letter and the election of each other Purchaser to fund any Note Balance Increase shall be subject to the conditions precedent that, on the date of such funding, before and after giving effect thereto and to the application of any proceeds therefrom, the following statements shall be true or the associated condition shall have been waived:

(a) the Note Balance after giving effect to the requested Note Balance Increase shall not exceed the Note Maximum Balance (or the Note Maximum Balance is increased in accordance with the definition thereof and the Indenture) and the Target Overcollateralization Amount is met;

(b) the representations and warranties made by the Seller, the Depositor, the Servicer, the Issuer, and the Sponsor in the Transaction Documents to which it is a party shall be true and correct in all material respects as of the applicable Note Balance Increase Date as though made on that date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier day);

(c) the Issuer, the Depositor, the Seller, and the Servicer are in compliance in all material respects with their respective obligations under the Transaction Documents;

(d) no Event of Default, [~~Early Amortization Event,~~ ]Servicer Default, Unmatured Event of Default, or Unmatured Servicer Default[ ~~or Unmatured Early Amortization Event~~] (in the case of an Unmatured Event of Default[~~,~~] or Unmatured Servicer Default[ ~~or Unmatured Early Amortization Event~~], only to the extent that the Issuer, the Depositor or the Servicer has actual knowledge thereof) shall have occurred and be continuing or shall occur as a result of such Note Balance Increase; and

23

(e) the Issuer shall have delivered a Note Balance Increase Notice pursuant to Section 2.08 of the Indenture [~~to each Noteholders~~]or other Officer’s Certificate to the Primary Note Purchaser, the Administrative Agent, the Indenture Trustee and the Servicer, which Note Balance Increase Notice or Officer’s Certificate, as applicable, shall certify that all conditions precedent to such Note Balance Increase have been, or on or prior to the applicable Note Balance Increase Date will be, satisfied[~~; and~~].

(f) [~~each other condition precedent to such Note Balance Increase specified in Section 2.08 of the Indenture shall have been satisfied or waived.~~][Reserved].

Section 3.14. [~~Interest Rate Hedge~~][Reserved].[ ~~The Cap Condition is satisfied.~~]

Section 3.15. Due Diligence. The Administrative Agent and each Purchaser shall each have completed its diligence on the Issuer, the Servicer, the Depositor, the Seller and the Receivables to its satisfaction. The Primary Note Purchaser confirms that the requirements of this Section 3.15 have been satisfied as of the Effective Date.

Section 3.16. Collateral. The Collateral pool satisfies the Initial Pool Criteria and each Receivable, other than any 2016-B Ineligible Receivables, in such Collateral pool is an Eligible Receivable as of the applicable Cut-Off Date.

Article IV

REPRESENTATIONS AND WARRANTIES OF THE ISSUER

The Issuer hereby makes the following representations and warranties by its execution of a Note Initial Increase Notice, as of the Note Initial Increase Date and, by its execution of a Note Balance Increase Notice, as of each Note Balance Increase Date.

Section 4.01. Issuer’s Organization. The Issuer is validly formed and existing and in good standing as a limited liability company under the laws of the State of Delaware. The Issuer is not in violation of its certificate of formation or limited liability company operating agreement.

Section 4.02. Power and Authority. The Issuer has all requisite limited liability company power and authority (i) to own its properties and conduct its business as presently owned or conducted and (ii) to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder.

Section 4.03. Qualification. The Issuer is duly qualified to do business and in receipt of all necessary licenses and approvals in each jurisdiction where the failure to be so qualified, licensed or approved could reasonably be expected to have an Adverse Effect.

Section 4.04. Issuer’s Authorization and Execution of Transaction Documents. The execution and delivery by the Issuer of each of the Transaction Documents to which it is a party, and the performance of its obligations thereunder, including, without limitation, the issuance of the Notes, have been duly and validly authorized by all necessary limited liability company action or proceedings.

24

Section 4.05. Enforceability. Each of the Transaction Documents to which the Issuer is a party constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with its terms, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership and other laws affecting creditors’ rights generally and by general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law), and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

Section 4.06. No Conflicts. Neither the execution and delivery by the Issuer of each of the Transaction Documents to which it is a party, nor the performance of its obligations thereunder, conflicts with or violates or results in a breach of any of the provisions of, or constitutes a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which the Issuer or any of its property is bound, which conflict, violation or default could reasonably be expected to have an Adverse Effect.

Section 4.07. No Litigation. There are no legal or administrative proceedings or investigations pending or, to the best of the Issuer’s knowledge, threatened, against the Issuer by any Governmental Authority or body or any arbitrator with respect to the Issuer, the Transaction Documents or any of the transactions contemplated in the Transaction Documents.

Section 4.08. No Consents. No approval, authorization, declaration or consent of, or registration with, any Governmental Authority, other than those approvals, authorizations, declarations, consents or registrations received or completed as of such date, is necessary for the execution or delivery by the Issuer of any of the Transaction Documents to which it is a party, or the performance of its obligations thereunder, other than any such approval, authorization, declaration, consent or registration which the failure to receive or complete could not reasonably be expected to have an Adverse Effect.

Section 4.09. Trust Indenture Act; Investment Company Act. The Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Issuer is not required to be registered under the Investment Company Act.

Section 4.10. Holder of Title. The Trust Certificate and other assets comprising the Trust Estate have been pledged to the Indenture Trustee, for the benefit of the Indenture Trustee and the Noteholders, free and clear of any Lien arising through or under the Issuer on the Trust Estate and each Receivable is free and clear of any Lien arising by or through the Receivables Trust.

Section 4.11. Notes Issued and Outstanding. As of the Note Initial Increase Date and any Note Balance Increase Date, the Notes will have been duly and validly authorized. The Notes, when validly authenticated, issued and delivered by the Indenture Trustee in accordance with the Indenture and sold to the Purchasers as provided herein, will be validly issued and outstanding and entitled to the benefits of the Indenture, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership and other laws affecting creditors’ rights generally and by general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law), and except as rights to indemnity and contribution thereunder may be limited by federal or state securities laws or principles of public policy.

25

Section 4.12. No Registration. Assuming the accuracy of the representations and warranties of the Purchasers under this Agreement and the Indenture, the issuance and sale of the Notes on the Note Initial Increase Date and any Note Balance Increase Date is exempt from the registration requirements of the Securities Act.

Section 4.13. Tax Status. Since formation the Issuer has not been treated as an entity separate from its owner for U.S. federal income tax purposes and has not made any tax election (e.g. pursuant to U.S. Treasury Regulation § 301.7701-3) to be classified as an entity taxable as a corporation. The Issuer has timely filed all tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns. As of the date hereof, there is no unresolved claim by a taxing authority concerning its tax liability for any period for which returns have been filed or were due, other than those contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established and are being maintained in accordance with GAAP

Section 4.14. Accuracy of Information. No written information furnished by the Issuer or any of its agents or representatives to the Purchasers or the Administrative Agent for purposes of or in connection with this Agreement, including, without limitation, any information relating to the Notes, is inaccurate in any material respect, or contains any material misstatement of fact, or omits to state a material fact or any fact necessary to make the statements contained therein not materially misleading, in each case as of the date such information was stated or certified and as of the date such information was delivered by the Issuer or any of its agents or representatives to the Purchasers or the Administrative Agent.

Article V

COVENANTS OF THE ISSUER

The Issuer hereby makes each of the following covenants and agreements for so long as any amount of the Notes shall be outstanding or any monetary obligation arising hereunder is owing and shall remain unpaid, unless the Required Noteholders shall otherwise consent in writing.

Section 5.01. The Issuer’s Existence; Conduct of Business. The Issuer will preserve and maintain its existence as a limited liability company duly formed and existing under the laws of the State of Delaware. The Issuer will do all things necessary to remain duly formed, validly existing and in good standing under its jurisdiction of formation and to remain qualified to do business, and maintain all requisite authority to conduct its business, in each jurisdiction in which its business is presently conducted and where the failure to be so qualified, licensed or approved could reasonably be expected to have an Adverse Effect.

Section 5.02. Performance of Agreements. The Issuer shall perform on a timely basis each of its respective agreements, warranties and indemnities under, and comply in all material respects with each of the respective terms and provisions applicable to it in, the Indenture and each other Transaction Document to which it is a party.

26

Section 5.03. Event of Default [~~or Early Amortization Event~~]. The Issuer shall furnish to each Owner, promptly after the occurrence of any Event of Default, a certificate of an appropriate officer of the Issuer setting forth the circumstances of such Event of Default[ ~~or Early Amortization Event, as applicable~~], whether or not waived, and any action taken or proposed to be taken by or on behalf of the Issuer with respect thereto.

Section 5.04. Copies of Documents; Information. If not already provided, the Issuer shall promptly furnish to the Administrative Agent (i) a copy of each certificate, report, statement, notice or other communication furnished by it or on its behalf to the Depositor, any Seller or the Servicer concurrently therewith and furnish to the Administrative Agent promptly after receipt thereof a copy of each notice, demand or other communication received by it or on its behalf pursuant to this Agreement or any other Transaction Document, and (ii) such other information, documents, records or reports respecting the Receivables, the Issuer, the Depositor, any Seller or the Servicer which is in its possession or under its control, as the Administrative Agent may from time to time reasonably request.

Section 5.05. Limitation on Indebtedness. The Issuer shall not (a) create, incur, assume or suffer to exist any indebtedness, except (i) obligations incurred or owing to the Administrative Agent or the Purchasers under this Agreement, (ii) liabilities contemplated by the other Transaction Documents and any other documents and agreements entered into in connection therewith and (iii) other indebtedness in an aggregate principal amount not to exceed $25,000 at any time outstanding or (b) guarantee indebtedness and other liabilities and obligations of any Person other than as contemplated by the Transaction Documents.

Section 5.06. Limitation on Liens. It shall not create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or assign or otherwise convey or encumber any existing or future right to receive any income or payments, except for (i) Liens created pursuant to this Agreement or the other Transaction Documents, (ii) judgment liens in respect of judgments that do not constitute an Event of Default and (iii) liens of banks and securities intermediaries arising in the ordinary course of business.

Section 5.07. Fundamental Changes. Except as contemplated by this Agreement and the other Transaction Documents, it shall not enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, any of its property, business or assets outside the ordinary course of its business.

Section 5.08. Other Actions. The Issuer shall execute and deliver to the Administrative Agent all such documents and instruments and do all such other acts and things as may be necessary or reasonably required by the Administrative Agent to enable the Administrative Agent to exercise and enforce its rights under this Agreement and the other Transaction Documents and to realize thereon, and shall record and file and re-record and re-file all such documents and instruments, at such time or times, in such manner and at such place or places, as may be necessary or reasonably required by the Administrative Agent to validate, preserve, perfect and protect the position of the Purchasers under this Agreement and the other Transaction Documents or to more fully effect the purposes of this Agreement.

27

Section 5.09. Tax Status. The Issuer shall not take (or permit any other Person to take) any action that could (or could reasonably be expected to) cause the Issuer to be classified as other than a disregarded entity within the meaning of U.S. Treasury Regulation § 301.7701-3. The Issuer shall timely file all tax returns which are required to be filed by it and shall pay all taxes due pursuant to such returns.

Section 5.10. Cooperation Regarding Ratings. The Issuer agrees to take such action and furnish such documents as the Administrative Agent may reasonably request in connection with the maintenance of any ratings, and the Issuer shall use commercially reasonable efforts to furnish such documents and take any such other action, in each case, to the extent the Notes are rated by any Rating Agency; provided that the Issuer or its Affiliates shall not be required to engage any Rating Agency in connection with the Notes or incur any out-of-pocket expenses with respect to any Rating Agency rating the Notes unless the Administrative Agent directs the Issuer to undertake such engagement and agrees to reimburse the Issuer, Depositor and Servicer for all expenses related thereto.

Section 5.11. Ratings. To the extent that any rating provided with respect to any commercial paper notes issued by any Conduit by any rating agency is conditional upon the furnishing of documents or the taking of any other action by the Issuer in connection with the transactions contemplated by this Agreement, the Issuer shall use all commercially reasonable efforts to furnish such documents and take any such other action.

Section 5.12. Amendment of Transaction Documents. The Issuer shall not amend or modify any Transaction Document or waive any term thereof without the express written consent of the Administrative Agent and the Required Noteholders.

Section  5.13. Back-up Servicing Agreement and Cap Condition. No later than the date that is forty-five (45) days after the date on which the Administrative Agent has delivered a written notice to the Issuer requesting that the Issuer cause the Back-up Servicing Agreement to be in full force and effect, the Issuer shall cause the Back-up Servicing Agreement to be in full force and effect. No later than the date that is forty-five (45) days after the date the Administrative Agent has delivered a written notice to the Issuer requesting that the Issuer cause the Cap Condition to be satisfied, the Issuer shall cause the Cap Condition to be satisfied.

Article VI

REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR AND THE SPONSOR

The Depositor (or, with respect to Section 6.13, the Sponsor) hereby makes the following representations and warranties to the Purchasers and the Administrative Agent as of the Note Initial Increase Date, as of any Note Balance Increase Date and as of each sale of Receivables under the Second Receivables Purchase Agreement.

Section 6.01. Depositor’s Organization. The Depositor is validly formed and existing and in good standing as a limited liability company under the laws of the State of Delaware. The Depositor is not in violation of its certificate of formation or its limited liability company agreement.

28

Section 6.02. Power and Authority. The Depositor has all requisite limited liability company power and authority (i) to own its properties and conduct its business as presently owned or conducted and (ii) to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder.

Section 6.03. Qualification. The Depositor is duly qualified to do business and in receipt of all necessary licenses and approvals in each jurisdiction where the failure to be so qualified, licensed or approved could reasonably be expected to have an Adverse Effect.

Section 6.04. Depositor’s Authorization and Execution of Transaction Documents. The execution and delivery by the Depositor of each of the Transaction Documents to which it is a party, and the performance of its obligations thereunder, have been duly and validly authorized by all necessary limited liability company action or proceedings.

Section 6.05. Enforceability. Each of the Transaction Documents to which the Depositor is a party constitute the legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with its terms, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership and other laws affecting creditors’ rights generally and by general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law), and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

Section 6.06. No Conflicts. Neither the execution and delivery by the Depositor of each of the Transaction Documents to which it is a party, nor the performance of its obligations thereunder, conflicts with or violates or results in a breach of any of the provisions of, or constitutes a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which the Depositor or any of its property is bound, which conflict, violation or default could reasonably be expected to have an Adverse Effect.

Section 6.07. No Litigation. Except as otherwise disclosed by Conn Appliances, Inc. or the Depositor on or before [~~such date~~]the Effective Date, there are no legal or administrative proceedings or investigations pending or, to the best of the Depositor’s knowledge, threatened, against it by any Governmental Authority or body or any arbitrator with respect to the Depositor, the Transaction Documents or any of the transactions contemplated in the Transaction Documents which could reasonably be expected to have an Adverse Effect.

Section 6.08. No Consents. No approval, authorization, declaration or consent of, or registration with, any Governmental Authority, other than those approvals, authorizations, declarations, consents or registrations received or completed as of such date, is necessary for the execution or delivery by the Depositor of any of the Transaction Documents to which it is a party, or the performance of its obligations thereunder.

Section 6.09. Investment Company Act. The Depositor is not required to be registered under the Investment Company Act.

29

Section 6.10. Conveyance of Receivables. The Receivables have been transferred to the Receivables Trust free and clear of any Lien arising by or through the Depositor.

Section 6.11. [~~Eligible Receivables. Each Receivable purported to have been transferred by the Depositor to the Receivables Trust pursuant to the Second Receivables Purchase Agreement satisfies, on the date of such transfer, the criteria for an Eligible Receivable on and as of such date.~~][Reserved].

Section 6.12. Written Information. No written information furnished by the Depositor or any of its agents or representatives to the Purchasers or the Administrative Agent for purposes of or in connection with this Agreement, including, without limitation, any information relating to the Notes, is inaccurate in any material respect, or contains any material misstatement of fact, or omits to state a material fact or any fact necessary to make the statements contained therein not materially misleading, in each case as of the date such information was stated or certified and as of the date such information was delivered by the Depositor or any of its agents or representatives to the Purchasers or the Administrative Agent.

Section 6.13. Compliance with Credit Risk Retention Rules. The Sponsor has complied, and is the appropriate entity to comply, with all requirements imposed on the “sponsor of a securitization transaction” in accordance with the Credit Risk Retention Rules, in each case directly or (to the extent permitted by the Credit Risk Retention Rules) through one or more Majority-Owned Affiliates. The Sponsor or one or more of its Majority-Owned Affiliates holds an Eligible Horizontal Residual Interest equal to at least 5% of the fair value of all the ABS Interests issued as part of the transactions contemplated by the Transaction Documents, determined as of the Note Initial Increase Date and any Note Balance Increase Date using a fair value measurement framework under United States generally accepted accounting principles (such interest, the “Retained Interest”). The Sponsor has determined such fair value of the Retained Interest based on its own valuation methodology, inputs and assumptions and is solely responsible therefor. For the avoidance of doubt, the foregoing representation is not an argument or an admission that any Note Initial Increase or Note Balance Increase, as applicable, is a securitization transaction subject to the Credit Risk Retention Rules.

Article VII

COVENANTS OF THE DEPOSITOR AND THE SPONSOR

The Depositor (or, with respect to Section 7.13, the Sponsor) hereby makes the following covenants and agreements for so long as any amount of the Notes shall be outstanding or any monetary obligation arising hereunder is owing and shall remain unpaid, unless the Required Noteholders shall otherwise consent in writing.

Section 7.01. The Depositor’s Existence; Conduct of Business. The Depositor will preserve and maintain its existence as a limited liability company duly formed and existing under the laws of the State of Delaware. The Depositor will do all things necessary to remain duly formed, validly existing and in good standing under its jurisdiction of formation and to remain qualified to do business, and maintain all requisite authority to conduct its business, in each jurisdiction in which its business is presently conducted and where the failure to be so qualified, licensed or approved could reasonably be expected to have an Adverse Effect.

30

Section 7.02. Performance of Agreements. The Depositor will perform on a timely basis each of its respective agreements, warranties and indemnities under, and comply in all material respects with each of the respective terms and provisions applicable to it in and each Transaction Document to which it is a party.

Section 7.03. Event of Default [ ~~or Early Amortization Event~~]. The Depositor will furnish to each Owner, promptly after the occurrence of, any Event of Default[ ~~or Early Amortization Event~~], a certificate of an appropriate officer of the Depositor setting forth the circumstances of such Event of Default[ ~~or Early Amortization Event, as applicable~~], whether or not waived, and any action taken or proposed to be taken by or on behalf of the Depositor with respect thereto.

Section 7.04. Copies of Documents; Information. If not already provided, the Depositor shall promptly furnish to the Administrative Agent (i) a copy of each certificate, report, statement, notice or other communication furnished by it or on its behalf to the Issuer, any Seller or the Servicer concurrently therewith and furnish to the Administrative Agent promptly after receipt thereof a copy of each notice, demand or other communication received by it or on its behalf pursuant to this Agreement or any other Transaction Document, and (ii) such other information, documents, records or reports respecting the Receivables, the Depositor, the Issuer, any Seller or the Servicer which is in its possession or under its control, as the Administrative Agent may from time to time reasonably request.

Section 7.05. Limitation on Indebtedness. The Depositor shall not (a) create, incur, assume or suffer to exist any indebtedness, except (i) obligations incurred or owing to the Administrative Agent or the Purchasers under this Agreement, (ii) liabilities contemplated by the other Transaction Documents and any other documents and agreements entered into in connection therewith, (iii) other indebtedness in an aggregate principal amount not to exceed $25,000 at any time outstanding or (iv) indebtedness incurred pursuant to a Permitted ABS Transaction, or (b) guarantee indebtedness and other liabilities and obligations of any Person other than as contemplated by the Transaction Documents or any Permitted ABS Transaction.

Section 7.06. Limitation on Liens. It shall not create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or assign or otherwise convey or encumber any existing or future right to receive any income or payments, except for (i) Liens created pursuant to this Agreement or the other Transaction Documents, (ii) judgment liens in respect of judgments that do not constitute an Event of Default, (iii) liens of banks and securities intermediaries arising in the ordinary course of business, and (iv) Liens pursuant to any other Permitted ABS Transaction.

Section 7.07. Fundamental Changes. Except as contemplated by this Agreement and the other Transaction Documents, it shall not enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, any of its property, business or assets outside the ordinary course of its business.

31

Section 7.08. Other Actions. Execute and deliver to the Administrative Agent all such documents and instruments and do all such other acts and things as may be necessary or reasonably required by the Administrative Agent to enable the Administrative Agent to exercise and enforce its rights under this Agreement and the other Transaction Documents and to realize thereon, and shall record and file and re-record and re-file all such documents and instruments, at such time or times, in such manner and at such place or places, as may be necessary or reasonably required by the Administrative Agent to validate, preserve, perfect and protect the position of the Purchasers under this Agreement and the other Transaction Documents or to more fully effect the purposes of this Agreement.

Section 7.09. Ratings. To the extent that any rating provided with respect to any commercial paper notes issued by any Conduit by any rating agency is conditional upon the furnishing of documents or the taking of any other action by the Depositor in connection with the transactions contemplated by this Agreement, the Depositor shall use all commercially reasonable efforts to furnish such documents and take any such other action.

Section 7.10. Inspection of Depositor. The Depositor will permit the Administrative Agent or its agents or representatives (including any independent public accounting firm or other third-party auditors), at the sole cost and expense of the Depositor (up to an amount equal to $40,000 per annum, with the sum of all amounts payable by the Servicer and the Depositor in accordance with this Section 7.10 and Section 9.05 not to exceed $40,000 per annum), in the aggregate collectively for the inspection of the Depositor under this Section 7.10 and the Servicer under Section 9.05, to visit the offices the Depositor to examine all books, records and documents (including computer tapes and disks) relating to, and conduct an audit with respect to, the Notes. If the Administrative Agent elects to visit the offices of the Depositor pursuant to the foregoing sentence, the Depositor, on at least thirty (30) days’ prior written notice to the Administrative Agent, shall establish a date for one such visit per calendar year which may coincide with visits by counterparties on other financing transactions involving affiliates of the Depositor and which shall coincide with any visit pursuant to Section 9.05 hereof; provided, that if additional visits are required for the Administrative Agent to verify or follow-up on results of such annual audit, such additional visits will not constitute additional visits but will be deemed to be part of the annual visit. In addition, if an [~~Early Amortization Event or an~~ ]Event of Default has occurred and is continuing, the Administrative Agent may, upon reasonable notice, make as many such visits as required in any calendar year at the sole cost and expense of the Depositor (without any cap on expenses). Nothing in this Section shall derogate from the obligation of the Issuer, the Depositor or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Receivables Obligors and the failure of the Depositor to provide access as provided in this Section as a result of any such obligation shall not constitute a breach of this Section. For the avoidance of doubt any recovery of audit expenses shall also constitute a recovery for purpose of Section 9.05 hereof.

Section 7.11. Cooperation Regarding Ratings. The Depositor agrees to take such action and furnish such documents as the Administrative Agent may reasonably request in connection with the obtaining or maintenance of ratings in respect of the Notes, and the Depositor shall use commercially reasonable efforts to furnish such documents and take any such other action; provided that the Depositor or its Affiliates shall not be required to engage any Rating Agency in connection with the Notes or incur any out-of-pocket expenses with respect to any Rating Agency rating the Notes unless the Administrative Agent directs the Issuer to undertake such engagement and agrees to reimburse the Issuer, Depositor and Servicer for all expenses related thereto.

32

Section 7.12. Amendment of Transaction Documents. The Depositor shall not amend or modify any Transaction Document or waive any term thereof, without the express written consent of the Administrative Agent and the Required Noteholders.

Section 7.13. Compliance with Credit Risk Retention Rules. The Sponsor or (to the extent permitted by the Credit Risk Retention Rules) one or more Majority-Owned Affiliates will continue to comply with all requirements imposed on the “sponsor of a securitization transaction” by the Credit Risk Retention Rules for so long as those requirements are applicable, including (i) holding the Retained Interest for the duration required in the Credit Risk Retention Rules, without any impermissible hedging, transfer or financing of the Retained Interest, and (ii) retaining more or additional ABS Interests in connection with any Note Balance Increase, in which case such additional ABS Interests also will be deemed to be Retained Interests hereunder. The Sponsor is and will be solely responsible for compliance with the disclosure requirements of the Credit Risk Retention Rules, including the contents of all such disclosures, ensuring that the required pre-sale disclosures were made to Purchasers, ensuring that any required post-closing disclosures are provided to Purchasers, and ensuring that all pre-sale and post-closing disclosures required in connection with a Note Balance Increase are provided to Note Holders, in each case timely and by an appropriate method that does not require any involvement of the Primary Note Purchaser or the Administrative Agent. To the extent that an Eligible Horizontal Residual Interest is retained as a Retained Interest in connection with any Note Balance Increase, the Sponsor will determine such fair value of the Retained Interest based on its own valuation methodology, inputs and assumptions and will be solely responsible therefor. For the avoidance of doubt, the foregoing covenant is not an argument or an admission that any Note Initial Increase or Note Balance Increase, as applicable, is a securitization transaction subject to the Credit Risk Retention Rules.

Article VIII

REPRESENTATIONS AND WARRANTIES OF THE SERVICER

The Servicer hereby makes the following representations and warranties to the Purchasers and the Administrative Agent, as of the Note Initial Increase Date, as of any Note Balance Increase Date and as of each sale of Receivables under the Second Receivables Purchase Agreement.

Section 8.01. Servicer’s Organization. The Servicer is validly incorporated and existing and in good standing as a corporation under the laws of the State of Texas. The Servicer is not in violation of its certification of incorporation or by-laws.

Section 8.02. Power and Authority. The Servicer has all requisite limited liability company power and authority (i) to own its properties and conduct its business as presently owned or conducted and (ii) to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder.

33

Section 8.03. Qualification. The Servicer is duly qualified to do business and in receipt of all necessary licenses and approvals in each jurisdiction where the failure to be so qualified, licensed or approved could reasonably be expected to have an Adverse Effect.

Section 8.04. Servicer’s Authorization and Execution of Transaction Documents. The execution and delivery by the Servicer of each of the Transaction Documents to which it is a party, and the performance of its obligations thereunder, have been duly and validly authorized by all necessary limited liability company action or proceedings.

Section 8.05. Enforceability. Each of the Transaction Documents to which the Servicer is a party constitute the legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with its terms, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership and other laws affecting creditors’ rights generally and by general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law), and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

Section 8.06. No Conflicts. Neither the execution and delivery by the Servicer of each of the Transaction Documents to which it is a party, nor the performance of its obligations thereunder, conflicts with or violates or results in a breach of any of the provisions of, or constitutes a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which the Servicer or any of its property is bound, which conflict, violation or default could reasonably be expected to have an Adverse Effect.

Section 8.07. No Litigation. There are no legal or administrative proceedings or investigations pending or, to the best of the Servicer’s knowledge, threatened, against it by any Governmental Authority or body or any arbitrator with respect to the Servicer (except as otherwise disclosed by Conn Appliances, Inc. on or before the [~~date hereof~~]Effective Date), the Transaction Documents or any of the transactions contemplated in the Transaction Documents which could reasonably be expected to have an Adverse Effect.

Section 8.08. No Consents. No approval, authorization, declaration or consent of, or registration with, any Governmental Authority, other than those approvals, authorizations, declarations, consents or registrations received or completed as of the Closing Date, is necessary for the execution or delivery by the Servicer of any of the Transaction Documents to which it is a party, or the performance of its obligations thereunder, other than any such approval, declaration, consent or registration which the failure to receive or complete could not reasonably be expected to have an Adverse Effect.

Section 8.09. Accuracy of Information. No written information furnished by the Servicer or any of its Affiliates, agents or representatives to the Purchasers or the Administrative Agent for purposes of or in connection with this Agreement, including, without limitation, any information relating to the Notes, is inaccurate in any material respect, or contains any material misstatement of fact, or omits to state a material fact or any fact necessary to make the statements contained therein not materially misleading, in each case as of the date such information was stated or certified and as of the date such information was delivered by the Issuer or any of its Affiliates, agents or representatives to the Purchasers or the Administrative Agent.

34

Article IX

COVENANTS OF THE SERVICER

The Servicer hereby makes the following covenants and agreements for so long as any amount of the Notes shall be outstanding or any monetary obligation arising hereunder is owing and shall remain unpaid, unless the Required Noteholders shall otherwise consent in writing.

Section 9.01. Performance of Agreements. The Servicer will perform on a timely basis each of its respective agreements, warranties and indemnities under, and comply in all material respects with each of the respective terms and provisions applicable to it in, the Indenture and each other Transaction Document to which it is a party.

Section 9.02. [Reserved].

Section 9.03. Copies of Documents; Information. If not already provided, the Servicer shall promptly furnish to the Administrative Agent (i) a copy of each certificate, report, statement, notice or other communication furnished by it or on its behalf to the Issuer, any Seller or the Depositor concurrently therewith and furnish to the Administrative Agent promptly after receipt thereof a copy of each notice, demand or other communication received by it or on its behalf pursuant to this Agreement or any other Transaction Document, and (ii) such other information, documents, records or reports respecting the Receivables, the Issuer, the Depositor, any Seller or the Servicer which is in its possession or under its control, as the Administrative Agent may from time to time reasonably request.

Section 9.04. Ratings. To the extent that any rating provided with respect to any commercial paper notes issued by any Conduit by any rating agency is conditional upon the furnishing of documents or the taking of any other action by the Servicer in connection with the transactions contemplated by this Agreement, the Servicer shall use all commercially reasonable efforts to furnish such documents and take any such other action.

Section 9.05. Inspection of Servicer. The Servicer will permit the Administrative Agent or its agents or representatives (including any independent public accounting firm or other third party auditors), at the sole cost and expense of the Servicer (up to an amount equal to $40,000 per annum, with the sum of all amounts payable by the Servicer and the Depositor in accordance with this Section 9.05 and Section 7.10 not to exceed $40,000 per annum), in the aggregate collectively with respect to the inspection of the Depositor under Section 7.10 and the Servicer under Section 9.05, to visit the offices the Servicer to examine all books, records and documents (including computer tapes and disks) relating to, and conduct an audit with respect to, the Notes. If the Administrative Agent elects to visit the offices of the Servicer pursuant to the foregoing sentence, the Servicer, on at least thirty (30) days’ prior written notice to the Administrative Agent, shall establish a date for one such visit per calendar year which may coincide with visits by counterparties on other financing transactions involving affiliates of the Servicer and which shall coincide with any visit pursuant to Section 7.10 hereof; provided, that if additional visits are

35

required for the Administrative Agent to verify or follow-up on results of such annual audit, such additional visits will not constitute additional visits but will be deemed to be part of the annual visit. In addition, if [~~an Early Amortization Event,~~ ]a Servicer Default or an Event of Default has occurred and is continuing, the Administrative Agent may, upon reasonable notice, make as many such visits as required in any calendar year at the sole cost and expense of the Servicer (without any cap on expenses). Nothing in this Section shall derogate from the obligation of the Issuer, the Depositor or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Receivables Obligors and the failure of the Servicer to provide access as provided in this Section as a result of any such obligation shall not constitute a breach of this Section. For the avoidance of doubt any recovery of audit expenses shall also constitute a recovery for purpose of Section 7.10 hereof.

Section 9.06. Agreed Upon Procedures Report. On or before April 30th each year beginning April 30, 2018, the Servicer shall deliver or cause to be delivered, at the cost of the Servicer (up to an amount equal to $50,000 per annum, with the sum of all amounts payable by the Servicer and the Depositor in accordance with this Section 9.06, Section 7.10 and Section 9.05 not to exceed $90,000 per annum), to the Administrative Agent, a written report demonstrating the result of certain agreed upon procedures, the scope of which is described on Exhibit B attached hereto, performed by an independent audit and consulting firm specializing in securitization transactions selected by the Servicer and reasonably acceptable to the Administrative Agent.

Section 9.07. Cooperation Regarding Ratings. The Servicer agrees to take such action and furnish such documents as the Administrative Agent may reasonably request in connection with any attempt to rate the Notes, and the Servicer shall use commercially reasonable efforts to furnish such documents and take any such other action; provided that the Servicer or its Affiliates shall not be required to engage any Rating Agency in connection with the Notes or incur any out-of-pocket expenses with respect to any Rating Agency rating the Notes unless the Administrative Agent directs the Issuer to undertake such engagement and agrees to reimburse the Issuer, Depositor and Servicer for all expenses related thereto.

Section 9.08. Amendment of Transaction Documents. The Servicer shall not amend or modify any Transaction Document or waive any term thereof without the express written consent of the Administrative Agent and the Required Noteholders.

Article X

REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Each Purchaser party hereto on the Note Initial Increase Date and each Note Balance Increase Date, as to itself only, represents and warrants to the Issuer, the Servicer, the Sponsor, and the Depositor that:

Section 10.01. Due Authorization. Such Purchaser is duly authorized to enter into and perform this Agreement and has duly executed and delivered this Agreement;

Section 10.02. [Reserved].

36

Section 10.03. Not for Distribution. Each Purchaser is purchasing its interest in the Notes to be purchased by it solely for its own account as principal and not as nominee or agent for any other person, for investment and not with a view to, or for offer or sale in connection with, any distribution (within the meaning of the Securities Act) or fractionalization thereof or with any intention of distributing or reselling its interest in the Notes or any part thereof, without prejudice, however, to the disposition of its property being at all times within its control.

Section 10.04. Acknowledgments. It acknowledges that it has been advised by the Issuer, and hereby agrees, that: (i) the Notes have not been registered under the Securities Act and, therefore, cannot be sold unless they are (x) registered under the Securities Act or are sold pursuant to an exemption from the registration provisions of the Securities Act and (y) sold in compliance with any applicable state securities or “Blue Sky” laws, (ii) a legend (as set forth in Exhibit A to the Indenture) as to such restrictions on transfer will be placed on the Notes, and (iii) it may be necessary for it to hold the Notes indefinitely and to continue to bear the economic risk of the investment in the Notes unless the Notes are subsequently registered under the Securities Act or exemptions from registration under the Securities Act and any applicable state securities or “Blue Sky” laws are available. It acknowledges that it has no right to require the Issuer, the Depositor or any affiliate thereof to register under the Securities Act or any other securities law any Note in which an interest is to be acquired by it pursuant to this Agreement.

Section 10.05. Evaluation of Transaction. It is knowledgeable, sophisticated and experienced in business and financial matters and is capable of evaluating the merits and risks of an investment in the Notes. It fully understands its investment in the Notes and the limitations on transfer described in this Agreement and the Indenture. It is able to bear the economic risk of its investment in the Notes and is currently able to afford the complete loss of such investment.

Section 10.06. Accredited Investor. It is an “accredited investor” as such term is defined in Rule 501(a)(1), (2) or (3) of Regulation D under the Securities Act.

Section 10.07. Information. It has received the copies of the Transaction Documents, and it has been afforded the opportunity (i) to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Issuer, the Servicer, and the Depositor with respect to the Issuer, the Notes, the Transaction Documents, the terms and conditions of the offering of the Notes and the merits and risks of investing in the Notes, and (ii) to obtain such additional information and documents which the Issuer, the Servicer, or the Depositor possess or can acquire without unreasonable effort or expense that are necessary to make the decision whether to invest in the Notes. It acknowledges that it has received from the Issuer, the Servicer and the Depositor the information requested by it with respect to the Notes and the assets of the Issuer.

Section 10.08. Reliance upon Purchasers’ Representations. It understands that the Issuer, the Servicer, and the Depositor and their respective counsel will rely upon the accuracy and truthfulness of the foregoing representations, and it hereby consents to such reliance.

Section 10.09. Transfer Restrictions. It understands, and agrees to comply with, the restrictions on the transfer of the Notes set forth in the Indenture and this Agreement, and it will sell its interest in such Notes only in compliance with such restrictions.

37

Article XI

MISCELLANEOUS

Section 11.01. Term; Amendments.

(a) This Agreement and any related Fee Letter shall continue in full force and effect from the Note Initial Increase Date or Note Balance Increase Date to the earlier of (i) the first day on or after the Maturity Date on which all amounts due and owing to the Purchasers and the Indemnified Parties under this Agreement and the other Transaction Documents have been indefeasibly paid in full and (ii) the day on which each of the parties hereto agrees in writing that this Agreement shall be terminated.

(b) No consent given pursuant to this Agreement or the Fee Letter nor any amendment, supplement, waiver or other modification (each, a “Modification”) of any provision of this Agreement or the Fee Letter shall in any event be effective unless such Modification shall be in writing and signed by the Issuer, the Servicer and the Administrative Agent.

Section 11.02. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 11.03. Submission to Jurisdiction. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE COUNTY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY HERETO OR ANY OF THEIR PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

Section 11.04. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, OR RELATING TO AN INCIDENT TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

38

Section 11.05. No Waiver. Neither any failure nor any delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

Section 11.06. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

Section 11.07. Assignments and Participations.

(a) In General. This Agreement shall be binding upon, and inure to the benefit of, the Purchasers, the Indemnified Parties, the Administrative Agent, the Servicer, the Depositor and the Issuer and their respective successors and permitted assigns, subject to the further provisions of this Section 11.07. Each Purchaser agrees that the Notes purchased by such Purchaser pursuant to this Agreement will be acquired for investment only and not with a view to any public distribution thereof, and that such Purchaser will not offer or sell or otherwise dispose of the Notes so acquired by it (or any interest therein) in violation of any of the registration requirements of the Securities Act or any other applicable state or other securities laws. Each Purchaser acknowledges and agrees that (i) it has no right to require the Issuer or the Indenture Trustee to register under the Securities Act or any other securities law the Notes to be acquired by the Purchaser pursuant to this Agreement and (ii) the sale of the Notes is not being made by means of a private placement memorandum. Each Purchaser hereby confirms and agrees that in connection with any syndication by it of an interest in the Notes, such Purchaser has not engaged in and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(b) Restrictions Upon Transfer Relating to the Notes.

(i) Subject to the transfer restrictions set forth in the Indenture, the Purchasers may at any time sell, assign or otherwise transfer all or a portion of its rights or delegate or otherwise transfer any of its obligations (including, without limitation, the Note) to the extent of such Purchaser’s rights and obligations (each, an “Assignment”), to any Permitted NPA Assignee; provided, that any Assignment shall be void unless such Assignee shall have entered into an Assignment and Assumption Agreement, with appropriate modifications, pursuant to which such Assignee has agreed in writing to assume the applicable obligations of the assignor under this Agreement. Each Assignee shall provide to the Issuer or its agent appropriately executed copies of the forms required by Section 2.08(b) hereof with respect to each such Assignee (A) prior to or promptly after any such assignment and (B) upon the occurrence of any event which would require the amendment or resubmission of any such form previously provided hereunder.

39

(ii) Subject to the Indenture, any Purchaser may at any time grant to any Participant participations in all or part of the payments due to it, and its rights under this Agreement, in a minimum amount of $1,000,000. The provisions of Sections 2.07 through 2.08 of this Agreement shall apply fully to any Participant; provided, that no Participant shall be entitled to receive any amount pursuant to such Sections in excess of the amount the participating Purchaser would be entitled to receive thereunder. In connection with any such transfer to a Participant, such Purchaser, at its sole discretion but subject to Section 11.15, shall be entitled to distribute to any Participant any information furnished to such Purchaser pursuant to this Agreement or the Indenture so long as the Participant holds a Participation or similar interest in the obligation due to such Purchaser in respect of the Purchaser’s respective Note. Each Purchaser hereby acknowledges and agrees that any such disposition will not alter or affect in any way whatsoever such Purchaser’s direct obligations hereunder and that neither the Issuer nor the Administrative Agent shall have any obligation to have any communication or relationship whatsoever with any Participant of such Purchaser in order to enforce the obligations of such Purchaser hereunder. Each Purchaser shall promptly notify the Issuer in writing of the identity and interest of each Participant upon any such disposition. Such Purchaser shall provide the Issuer or its agent, with respect to each Participant appropriately executed copies of the forms required by Section 2.08(b) hereof with respect to itself (including any amendments and resubmissions) (i) prior to or promptly after any such disposition and (ii) upon the occurrence of any event which would require the amendment or resubmission of any such form previously provided hereunder.

(c) Change of Investing Office. Any Purchaser or, subject to the provisions of this Section 11.07, any Participant shall have the option to change the office where its investment or participation in the Notes is maintained, provided that such Purchaser or such Participant shall have complied with the provisions of the Indenture and this Section 11.07, respectively, as such provisions relate to Taxes, and provided further that such Purchaser or such Participant shall not be entitled to any compensation otherwise payable under Section 2.07 or 2.08 hereof incurred as a result of such change in office (unless such change of office was required by applicable law).

(d) Pledge. Any Purchaser may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, its Note and any rights to payment of Yield) under this Agreement, and the foregoing provisions of this Section 11.07 shall not apply to any such pledge or grant of a security interest; provided, that no such pledge or grant of a security interest shall release a Purchaser from any of its obligations hereunder, or substitute any such pledgee or grantee for such Purchaser as a party hereto.

40

Section 11.08. Notices; Payments; Rating Agencies.

(a) All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including e-mail and facsimile communication) and mailed, facsimiled or delivered, as to each party hereto, (i) with respect to the Indenture Trustee or the Issuer, to the applicable address set forth in the Indenture, (ii) with respect to the Depositor or the Servicer, to the applicable address set forth in the Servicing Agreement and (iii) with respect to a Purchaser, to its address set forth on the signature pages hereto or in the applicable Assignment and Assumption Agreement, or at such other address as shall be designated by any such party in a written notice to the other parties hereto. All such notices and other communications shall be effective on receipt, addressed as aforesaid. Any party hereto may change the address to which notices to it are to be sent by notice given to the other parties hereto.

(b) Unless otherwise directed by any Noteholder, all payments to the Noteholders shall be made directly in immediately available funds in accordance with the wire instructions set forth on the signature pages hereto or in the applicable Assignment and Assumption Agreement.

(c) A copy of any notice required to be delivered to a Rating Agency (whether or not any Rating Agency is then rating the Notes) under this Agreement or any other Transaction Document shall be delivered to the Administrative Agent by the Person required to deliver such notice and, at any time when no Rating Agency is rating the Notes, the Administrative Agent shall have the right to consent to any action requiring satisfaction of the Rating Agency Notice Requirement.

Section 11.09. Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement.

Section 11.10. Exclusive Benefit. The rights and remedies of the Purchasers specified herein are for the sole and exclusive benefit, use and protection of the Purchasers, and the Purchasers are entitled, but shall have no duty or obligation to the Issuer, the Indenture Trustee or otherwise, to exercise or to refrain from exercising any right or remedy reserved to the Purchasers hereunder or cause the Indenture Trustee or any other party to exercise or to refrain from exercising any right or remedy available to it.

Section 11.11. Counterparts. This Agreement may be executed in any number of copies, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

Section 11.12. Entire Agreement. This Agreement (including the provisions of the other Transaction Documents and the Definitions Schedule which are incorporated by reference herein) constitutes the entire agreement between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 11.13. Headings. Article, Section and subsection headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

41

Section 11.14. Nonpetition Agreements; Limited Recourse.

(a) Notwithstanding any prior termination of this Agreement, each of the parties hereto covenants and agrees that it will not at any time prior to the date that is one year and one day (or such longer preference period as shall then be in effect) after the payment in full of all outstanding commercial paper and similar debt issued by, or for the benefit of, a Purchaser that is a Conduit, acquiesce, petition or otherwise invoke or cause any Person to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against a Purchaser that is a Conduit under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of a Purchaser or any substantial part of its property or ordering the winding up or liquidation of the affairs of such Purchaser.

(b) No recourse under any obligation, covenant or agreement of any Purchaser that is a Conduit contained in this Agreement, shall be had against any incorporator, stockholder, officer, director or employee of such Purchaser, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of each such Purchaser, and that no personal liability whatever shall attach to or be incurred by the incorporators, stockholders, officers, directors or employees of any such Purchaser, or any of them under or by reason of any of the obligations, covenants or agreements of such Purchaser contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by any such Purchaser of any such obligations, covenants or agreements either at common law or at equity, or by statute or under any constitution, of such Purchaser and every such incorporator, stockholder, officer, or director is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Agreement. Notwithstanding any provisions contained in this Agreement to the contrary, no Purchaser that is a Conduit shall have any obligation to pay any amounts owing under this Agreement unless and until such Purchaser has received such amounts pursuant to this Agreement or the Notes. The parties hereto hereby agree that no amount owing hereunder (other than principal and interest) shall constitute a claim (as defined in Section 101 or Title 11 of the United States Bankruptcy Code or any similar law in another jurisdiction) against any Purchaser that is a Conduit, and such Purchaser shall not be required to pay such amounts, unless such Purchaser has received cash pursuant to this Agreement or the Notes sufficient to pay such amounts, and such amounts are not necessary to pay outstanding indebtedness of such Purchaser.

(c) Notwithstanding any prior termination of this Agreement, the Servicer, the Depositor, the Issuer, the Administrative Agent, and each other Purchaser covenants and agrees that it shall not file, commence, join, or acquiesce in a petition or proceeding, or cause either the Depositor or the Issuer to file, commence, join, or acquiesce in a petition or proceeding, prior to the date that is one year and one day (or such longer preference period as shall then be in effect) after the date the Notes (and, in the case of the Depositor, any indebtedness under any other Permitted ABS Transaction) are no longer Outstanding, that causes (i) either the Depositor or the Issuer to be a debtor under any Debtor Relief Law or (ii) a trustee, conservator, receiver, liquidator, or similar official to be appointed for either the Depositor or the Issuer or any substantial part of its property.

42

(d) Notwithstanding anything to the contrary contained herein, no recourse under or with respect to any obligation, covenant or agreement of the Issuer as contained in this Agreement or any of the other Transaction Documents or any other agreement, instrument or document to which the Issuer is a party shall be had against any incorporator, stockholder, affiliate, officer, employee or director of the Issuer by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Issuer contained in this Agreement and all other agreements, instruments and documents entered into pursuant hereto or in connection herewith are, in each case, solely corporate obligations of the Issuer. Notwithstanding any provisions contained in this Agreement to the contrary, the Issuer shall not, and shall not be obligated to, pay any fees, costs, indemnified amounts or expenses due pursuant to this Agreement other than in accordance with the order of priorities set forth in Section 8.06 of the Indenture. Any amount which the Issuer does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended from time to time) against or obligation of the Issuer for any such insufficiency unless and until funds are available for the payment of such amounts as aforesaid.

(e) Notwithstanding anything to the contrary contained herein, no recourse under or with respect to any obligation, covenant or agreement of the Depositor as contained in this Agreement or any of the other Transaction Documents or any other agreement, instrument or document to which the Depositor is a party shall be had against any incorporator, stockholder, affiliate, officer, employee or director of the Depositor by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Depositor contained in this Agreement and all other agreements, instruments and documents entered into pursuant hereto or in connection herewith are, in each case, solely corporate obligations of the Depositor.

(f) The parties hereto agree that the obligations under this Section 11.14 shall survive termination of this Agreement.

Section 11.15. Confidentiality.

(a) The Issuer shall not, and shall not permit its Affiliates to, disclose, and shall cause its employees and officers not to disclose, (i) the terms and conditions of the Fee Letter to anyone not a party hereto, (ii) any other nonpublic information with respect to the Purchasers and their respective businesses obtained by the Issuer or its Affiliates in connection with the structuring, negotiating and execution of the transactions contemplated herein or (iii) the terms and conditions of this Agreement to anyone other than a Purchaser or prospective Purchaser. Notwithstanding the preceding sentence, the Issuer and its Affiliates and its officers and employees may disclose such nonpublic information: (A) to the Issuer’s and such Affiliates’ officers, directors, employees, auditors and legal counsel; (B) as may be required, in the Issuer’s judgment, by any law, rule or regulation or by any direction, request or order of any judicial, administrative or regulatory authority or proceedings, provided that if the Issuer is required, in its reasonable judgment, to disclose any nonpublic information pursuant to any such law, rule or regulation, or is required to

43

disclose such information pursuant to direction, request or order of any judicial, administrative or regulatory authority or proceedings (other than as a result of a regulator’s review of such Person’s files), the Issuer shall give each Purchaser prompt notice thereof to the extent permissible under the circumstances; (C) to any Rating Agency rating the Notes or any non-hired nationally recognized statistical rating organization that provides to the Issuer or its agent the certification required by subsection (e) of Rule 17g-5, and who agrees to keep such information confidential as contemplated by Rule 17g-5, by posting such confidential information to a password protected internet website accessible to each such nationally recognized statistical rating organization in connection with and subject to the terms of Rule 17g-5.

(b) The Administrative Agent and the Purchasers shall not disclose, and shall cause each of their respective employees and officers not to disclose, (i) the terms and conditions of the Fee Letter to anyone not a party hereto or (ii) any other nonpublic, confidential or proprietary information (the information described in the foregoing clauses (i) and (ii), “Confidential Information”) with respect to the business of the Issuer, the Depositor, the Servicer, the Sponsor, any Seller or any of their respective parent and subsidiary companies or their respective representatives and affiliates obtained in connection with the structuring, negotiating and execution of this Agreement and the Transaction Documents or performance of the transactions contemplated herein or therein. Notwithstanding the foregoing, the Administrative Agent and the Purchasers may disclose such Confidential Information: (A) to a Purchaser or the Administrative Agent, as the case may be; (B) to any prospective or actual assignee, participant or pledgee of a Purchaser or the Administrative Agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided that each such prospective or actual assignee, participant or pledgee agrees to be bound by this Section and each such prospective assignee, participant or pledgee agrees to return or destroy such Confidential Information if it does not become an assignee, participant or pledgee; (C) to any rating agency rating the commercial paper notes of a Conduit or any non-hired nationally recognized statistical rating organization that provides to a Conduit or its agent the certification required by subsection (e) of Rule 17g-5, and who agrees to keep such information confidential as contemplated by Rule 17g-5, by posting such confidential information to a password protected internet website accessible to each such nationally recognized statistical rating organization in connection with and subject to the terms of Rule 17g-5, (D) pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law), provided that if any Purchaser or the Administrative Agent is required, in its reasonable judgment, to disclose any Confidential Information pursuant to any such law, rule or regulation, or is required to disclose such information pursuant to direction, request or order of any judicial, administrative or regulatory authority or proceedings (other than as a result of a regulator’s review of such Person’s files), such Purchaser shall give the Issuer prompt notice thereof; (E) to any person in connection with the enforcement or defense of its rights and remedies contemplated by the Transaction Documents; or (F) to any Person acting as a placement agent, dealer or investor with respect to any commercial paper (provided that any Confidential Information provided to any such placement agent, dealer or investor does not reveal the identity of the Issuer or any of its Affiliates and is confined to information of the type that is typically provided to such entities by asset-backed commercial paper conduits).

44

(c) For purposes hereof, Confidential Information shall not include information that (i) was or becomes generally available to the public other than as a result of disclosure in breach of this Section; (ii) was or becomes available to a Purchaser on a nonconfidential basis from a source other than the Issuer or the Servicer or any of their respective affiliates, officers, directors, employees, agents or representatives, provided that such source is not, to the knowledge of such Purchaser after reasonable inquiry, itself bound by a confidentiality agreement with the Issuer, the Servicer or any affiliate thereof; (iii) was or becomes available to a Purchaser from the Issuer or the Servicer on a nonconfidential basis prior to its public disclosure by the Issuer or the Servicer; or (iv) was known to, or in the possession of, a Purchaser without any obligation of confidentiality prior to its disclosure by the Issuer.

(d) Notwithstanding any other provision herein, the Issuer (and its employees, representatives or other agents) may disclose the terms and conditions of this Agreement, provided such disclosure is not prohibited by clauses (a), (b) or (c) of this Section 11.15.

Section 11.16. Register.

(a) The Administrative Agent, acting solely for this purpose as an agent of the Issuer, shall maintain at one of its offices a register for the recordation of the names and addresses of the applicable Owners, and the principal amounts (and stated interest) of the Notes owing to, each Owner (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Issuer, the Administrative Agent and the Owners shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Issuer and any Owner, at any reasonable time and from time to time upon reasonable prior notice.

(b) Any Owner that that sells a participation or that makes an assignment under Section 11.07 shall, acting solely for this purpose as an agent of the applicable Issuer, maintain a Register of each Assignee and/or Participant; provided that no Owner shall have any obligation to disclose all or any portion of the Register (including the identity of any Participant or any information relating to a Participant’s interest in any Notes or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such interest or obligation that is treated as indebtedness for U.S. federal income tax purposes is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Register shall be conclusive absent manifest error.

45

Article XII

THE ADMINISTRATIVE AGENT

Section 12.01. Authorization and Action. Each Purchaser hereby designates and appoints Credit Suisse AG, New York Branch to act as its agent hereunder and under each other Transaction Document, and authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Administrative by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Administrative Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Administrative Agent. In performing their functions and duties hereunder and under the other Transaction Documents, the Administrative Agent shall act solely as agent for the Purchasers, and the Administrative Agent shall not be deemed to have assumed any obligation or relationship of trust or agency with or for the Issuer or any of the Issuer’s successors or assigns. The Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Administrative Agent hereunder shall terminate upon the indefeasible payment in full of all Notes. Each Purchaser hereby authorizes the Administrative Agent to file each of the Uniform Commercial Code financing statements on behalf of such Purchaser (the terms of which shall be binding on such Purchaser).

Section 12.02. Delegation of Duties. The Administrative Agent may execute any of their respective duties under this Agreement and each other Transaction Document by or through agents or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in fact selected and maintained by it with reasonable care.

Section 12.03. Exculpatory Provisions. None of the Administrative Agent or any of their respective directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person’s own bad faith, gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by any Transaction Party contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Transaction Party to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in Article III, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. The Administrative Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Transaction Parties. The Administrative Agent shall not be deemed to have knowledge of any actual or potential [~~Early Amortization Event or~~ ]Event of Default unless the Administrative Agent has received notice from Issuer or a Purchaser.

46

Section 12.04. Reliance by Agent.

(a) The Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Issuer), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Required Noteholders or all of the Purchasers, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Purchasers, provided that unless and until the Administrative Agent shall have received such advice, the Administrative Agent may take or refrain from taking any action, as the Administrative Agent shall deem advisable and in the best interests of the Purchasers. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Noteholders or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

Section 12.05. Non-Reliance on Administrative Agent and Other Purchasers. Each Purchaser expressly acknowledges that none of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys in fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including, without limitation, any review of the affairs of any Transaction Party, shall be deemed to constitute any representation or warranty by the Administrative Agent. Each Purchaser represents and warrants to the Administrative Agent that it has and will, independently and without reliance upon the Administrative Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of [~~and~~]an investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of Issuer and the other Transaction Parties and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

Section 12.06. Reimbursement and Indemnification. The Purchasers (other than any Purchasers who are Conduits) agree to reimburse and indemnify the Administrative Agent and its officers, directors, employees, representatives and agents ratably according to their ratable shares of the Note Balance (in the case of any reimbursement and indemnity obligations owing to the Administrative Agent), to the extent not paid or reimbursed by the Issuer, the Depositor or the Servicer (i) for any amounts for which the Administrative Agent, in its capacity as Administrative Agent, is entitled to reimbursement by the Issuer, the Depositor or the Servicer hereunder or under any other Transaction Document and (ii) for any other expenses incurred by the Administrative Agent, in its capacity as Administrative Agent, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.

Section 12.07. Agents in their Individual Capacity. The Administrative Agent, and each of its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Issuer or any Affiliate of Issuer as though it were not the Administrative Agent hereunder. With respect to the acquisition of interest in Notes pursuant to this Agreement, the Administrative Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Administrative Agent “Purchaser” and “Purchasers” shall include the Administrative Agent in its individual capacity.

47

Section 12.08. Successor Agent. The Administrative Agent may, upon five (5) days’ prior notice to Issuer and the Purchasers, and the Administrative Agent shall, upon the direction of all of the Purchasers (other than the Administrative Agent, in its individual capacity) resign as Administrative Agent. If the Administrative Agent shall resign or be removed, then the Required Noteholders during such five-day period may appoint from among the Purchasers a successor Administrative Agent; provided that the Issuer shall have received at least three days’ prior written notice of such appointment; provided further, if no successor Administrative Agent is appoint by the Noteholders, the Administrative Agent may propose a successor Administrative Agent who will be approved unless objected to within five (5) Business Days’ notice of such appointment. If for any reason no successor Administrative Agent is so appointed during such five-day period, then effective upon the termination of such five-day period, the Purchasers shall perform all of the duties of the Administrative Agent hereunder and under the other Transaction Documents. After the effectiveness of any Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article XII shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and under the other Transaction Documents.

Section 12.09. EU Bail-in Acknowledgement. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable;

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issues to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

48

[Remainder of page intentionally left blank]

49

IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

CONN’S RECEIVABLES WAREHOUSE, LLC, as Issuer

By:
Name:
Title:

Note Purchase Agreement Signature Page

CONN APPLIANCES RECEIVABLES FUNDING, LLC,
as Depositor

By:
Name:
Title:

CONN APPLIANCES, INC., as Servicer and as Sponsor

By:
Name:
Title:

Note Purchase Agreement Signature Page

CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Note Purchase Agreement Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Primary Note Purchaser and an Alternative Purchaser

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

c/o Credit Suisse [~~LLC~~]AG, New York Branch
Securitized Products Finance
Eleven Madison Avenue, 3rd Floor
New York, New York 10010[~~-3629~~]
Attention: [~~Erin McCutcheon~~]Conduit and Warehouse Financing

Telephone:[ ~~(~~] 212[~~)~~ ]-538-[~~2008~~]2007

Email: list.afconduitreports@credit-suisse.com
abcp.monitoring@credit-suisse.com jonathan.fisher@credit-suisse.com patrick.hart@creditsuisse.com erin.mccutcheon@credit-suisse.com

Payment Instructions:

Bank Name: Bank of New York, NY
Acct Name: [~~Credit Suisse AG, Cayman Islands Branch~~]Alpine Securitization LTD
ABA #: 021-000-018
Acct #: [~~8900492627~~]890-13-34871
Attn: [~~Kenneth~~]Ken Aiani (212[~~-325-0132)~~]) 325-0432
Cesar Beltran (631) 930-7221
Ref: [~~Conns’ Receivables Warehouse LLC~~]Conn’s

Note Purchase Agreement Signature Page

Type of Purchaser:	GIFS CAPITAL COMPANY, LLC, as a Conduit Lender

Conduit

By:
Name:
Title:

Address for Notices:

227 West Monroe Street, Suite 4900
Chicago, Illinois 60606
Attention: Operations
Telephone: (312) 977-4560

Email:

chioperations@guggenheimpartners.com mark.matthews@guggenheimpartners.com scott.chisholm@guggenheimpartners.com lisa.gajewski@guggenheimpartners.com jana.seagard@guggenheimpartners.com

Note Purchase Agreement Signature Page

EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT1

Reference is made to the Note Purchase Agreement, dated as of February 24, 2017 (the “Agreement”), by and among CONN’S RECEIVABLES WAREHOUSE, LLC, as issuer (the “Issuer”), CONN APPLIANCES RECEIVABLES FUNDING, LLC, as depositor (the “Depositor”), CONN APPLIANCES, INC., as servicer (the “Servicer”), and as sponsor (the “Sponsor”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as primary note purchaser (the “Primary Note Purchaser”), THE CONDUITS FROM TIME TO TIME PARTY THERETO, as Conduits (the “Conduits”), and CREDIT SUISSE AG, NEW YORK BRANCH, in its capacity as Administrative Agent (the “Administrative Agent”). Terms defined in the Agreement are used herein as defined therein.

The undersigned (the “Assignor” and “Assignee”, respectively) hereby agree as follows:

1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor’s rights and obligations under the Agreement as of the date hereof which represents the amount of the Note Balance specified in the signature page hereto (the “Assigned Note Balance”).

2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any party to the Agreement or the performance or observance by any party to the Agreement or of any of their respective obligations under the Agreement or any Transaction Document or any other instrument or document furnished pursuant thereto.

3. The Assignee (i) confirms that it has received a copy of the Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will independently and without reliance upon the Assignor or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) confirms that it is an eligible Assignee under Section 11.07 of the Agreement; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Purchaser.

[1]	Note: This form may be modified as necessary (but on a basis consistent with this form) to accommodate assignments of balances by Conduits and other scenarios.

Exhibit A-1

4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent, the Issuer and the Indenture Trustee. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee and the receipt of any consent of the Issuer to the extent required by Section 11.07 of the Agreement.

5. Upon delivery of a fully executed original hereof (including if required pursuant to Section 11.07 of the Agreement, the signatures of the Issuer) to the Administrative Agent, the Issuer and the Indenture Trustee, as of such date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Purchaser thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement and except as provided in Sections 11.14 and 11.15 of the Agreement, relinquish its rights and be released from its obligations under the Agreement (other than obligations arising prior to such assignment).

6. It is agreed that the Assignee shall be entitled to interest on the Assigned Note Balance which accrues on and after the date hereof at rates agreed upon between Assignee and Assignor and notified to the Administrative Agent, the Issuer and the Indenture Trustee, such interest to be paid by the Issuer. It is further agreed that all payments of principal made on the Assigned Note Balance which occur on and after the date hereof will be paid directly by the Issuer to the Assignee. Upon the execution of the Agreement, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Note Balance. The Assignor and the Assignee shall make all appropriate adjustments in payment under the Agreement for periods prior to the date hereof directly between themselves on the date hereof.

7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Exhibit A-2

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be duly executed as of the day and year first above written.

[ASSIGNOR]

By
Name
Title

Note Balance:	[ASSIGNEE]
$

By
Name
Title

[Acknowledged and Consented to by:
CONN’S RECEIVABLES WAREHOUSE, LLC, as Issuer

By:
Name:
Title:][2]

[2]	If applicable.

EXHIBIT B

SCOPE OF AGREED UPON PROCEDURES REPORT

[~~Exhibit~~]B-[~~1~~]1

Consumer Receivables Procedures Scope3

COMPANY: Conn Appliances, Inc.

[3]	PARTIES AGREE THIS MAY BE UPDATED TO EXTENT NECESSARY AT TIME OF FUNDINGS.

[~~Exhibit~~]B-[~~2~~]2

Audit Standards

Company: Conn’s Inc.

“Conn’s, Inc.” or “The Company”

Conduct the following procedures as it relates to the Company’s operations, books and records, policies and procedures, etc. (through inquiry and observation, except where testing is noted). Document all discussions with and inquiries of management. All samples are judgmentally selected.

1. Data Tape and Eligibility Testing

•	Select statistically significant sample of [200] loans from the cut-off date. The [200] loans will be provided by Credit Suisse. If any of those [200] loans are not included in the pool cut-off judgmentally select additional samples to equal [200] samples in total. Additionally, if more than 4 errors are identified within the first sample testing of [200] credit files, an additional 40 samples will be required to be sampled. In addition, if 1 error is identified within the additional testing of 40 samples, another 40 samples are to be sampled, and so on. Compare and confirm the following information noted in the data tape back to an unmodified electronic image of the underlying contract. Compare compliance with Company credit policy (e.g., signed and completed application, driver’s license verification, net income verification, attached credit report, etc.)

•	Note, during engagement planning, work with Company and Bank management to confirm accuracy of the following anticipated data tape fields to be tested and revise the list as necessary.

•	Date of contract / contract number

•	Original contract financed amount

•	Current amount outstanding

•	Original contract term

•	Remaining contract term (recalculate and compare to data tape)

•	Interest rate (APR)

•	Required frequency of payments and installment amount

•	State of origination of contract

•	Original FICO score and Current FICO Score

•	Internal risk level (if applicable)

•	Ability to revolve

[~~Exhibit~~]B-[~~3-1~~]3

•	Maximum balance for revolvers

•	Delinquency Status as of cutoff date

•	# of Times Extended over life of the loan

•	Promotional Program

•	Insurance & RSM Unearned Promotions/ Rebates

•	Verify the following to the third party information used at underwriting:

•	Income (to the extent verified by Conn’s)

FICO 2. Operating Model / Policies & Procedures

•	Through management inquiry and review of supporting information provided, briefly document the Company’s operating model and supporting policies and procedures, including any material changes made that may have occurred during the last 12 months, that pertain to the following list. Note that the following items are to be used as a guide but may not be all inclusive.

•	Consumer loan product types

•	Marketing

•	Customer acquisition

•	Originations & underwriting

•	Credit evaluation / use of proprietary credit scoring and Loan Origination Loan origination / pricing (also verification / determination of pledged collateral value). Note, as part of this it is important to determine what specific credit policy criteria exist that may be subject to testing in below, and to consult with Credit Suisse accordingly to define the specific key criteria that will be tested in for credit policy compliance. Determine how the Company determines the following:

•	Loans are written in accordance with established policies.

•	A credit review is performed on new customers prior to entering into a Loan (including obtaining and reviewing credit reports, and evaluating the financial condition of cosigners or guarantors).

•	Loans are properly approved by appropriate levels of management.

•	Exceptions to underwriting standards and policy deviations are properly approved by appropriate levels of management, and documentation related to such exceptions conforms to company policy. Underwriting exceptions and policy deviations are made known to and periodically reviewed by senior management.

[~~Exhibit~~]B-[~~2~~]4

•	Management has established dollar limits and credit standards for customers and/or by product.

•	Any post-purchase actions with respect to loans, such as payment deferrals, extensions or other modifications of contract terms, are made by authorized individuals, in accordance with company policies and information on deviations (if any) is made available to senior management on a regular and formalized basis.

•	The post-purchase quality control of loans (including post mortem reviews of defaulted loans) is a discrete function performed by personnel adequately segregated from origination, underwriting and closing functions. Note whether each quality control review is evidenced by a completed worksheet, etc. Inquire if the results of such activities are communicated to and monitored by managers (including senior management).

•	Credit/collection and control policies are formally adopted by management and reviewed/updated periodically.

•	Discrete functions are adequately segregated by personnel, e.g. personnel responsible for collecting on loans and performing customer service functions are not involved in the underwriting and approval of the loans they collect, in the application of customer payments on the loans they collect and do not have the ability to change the ongoing records relating to the status of the loan.

•	Documentation and Closing, Billing and Payment Processing

•	Describe how the Company determines if or how:

•	Documents supporting new Loans are inspected for proper form, completeness and accuracy by someone independent of the origination and underwriting functions.

•	Information submitted by the obligor as part of the application and utilized in underwriting decisions is verified for completeness and accuracy by someone independent of the origination and underwriting functions.

•	Delivery documents are signed by obligors indicating acceptance of merchandise financed.

•	There is physical protection of original loan contracts and supporting documentation.

•	Loan transactions are properly identified, classified, and accounted for.

•	Loan originations are recorded accurately, completely and only once.

[~~Exhibit~~]B-[~~2~~]5

•	Loan originations are recorded in individual customer accounts.

•	Invoices/Loan Statements/Coupons are prepared accurately as to customer, payment due, remaining balance and terms.

•	Invoices/Loan Statements are matched with performance data and accounting records, and how differences are investigated in a timely manner.

•	Rates and methods used in determining late-fee charges are properly authorized and conform with the individual Loan.

•	Collections

•	Describe how the Company determines if or how:

•	Collection staff is making customer contact at appropriate times, documenting contact at the required level of detail and specificity, issuing written notices to Customers at the appropriate times and providing the appropriate level of information to personnel responsible for directing repossessions and vehicle liquidations.

•	Loans are reviewed on a timely basis for collectibility, and charge-offs are recorded in accordance with Company policy.

•	Aging schedules are accurately and periodically prepared and are used to assess collectibility of loan cash flow streams

•	Control is maintained over delinquent or charged-off receivables.

•	Financial reports relating to non-accruals, delinquencies, charge-offs and recoveries are reviewed by management on a periodic (define) basis, and such reports agree to underlying accounting records.

•	Determine whether reasonable collection efforts continue after the date of charge-off or delinquency

•	Review the collection notes and compliance with the stated collection policy for 30 loans selected by Credit Suisse.

•	Discuss with Management and document if any future material changes to the above items are being planned and, if so, when the Company anticipates implementing such changes.

•	Discuss with management and briefly document (attach management-provided support to your report, as applicable, to supplement the following procedures).

•	Location and safekeeping of loan documents / collateral held – e.g., are original contracts in locked, fire proof cabinets?

•	Any quality control procedures in place to ensure compliance with policies and procedures

[~~Exhibit~~]B-[~~2~~]6

•	Ownership of overall “credit policy” and procedures for periodic review and/or altering of underwriting guidelines

3. Write-offs/Loss Recognition

•	Through management inquiry and review of supporting information provided, briefly document the Company’s write-offs/loss recognition/repossessions process, including any material changes made that may have occurred during the last 12 months.

•	Obtain a summary of charge-off rates and the allowance for credit / loan losses for the last 12 months indicating beginning balances, additions, charge-offs, recoveries and ending balances, as applicable. Inquire of management as to any unusual trends noted. Indicate as to what level the information provided is for – e.g., the Company’s total consumer loan portfolio or the Company’s total managed portfolio level.

•	Obtain a summary of write-offs for the Company’s total consumer loan portfolio and select a sample of 25 loan write offs where the write-off amount was greater than $500 over the prior 6 months and have reached resolution. Perform the following:

•	Review the files on each account and compare the loan balance at the time of write-off to the proceeds from any collateral auction or other recoveries (and the application of any such recoveries as per the Company’s policy). Note the difference and document the reason for any loss.

•	As applicable, analyze the documentation files for principal balance at repossession, amount and date of write-off, the disposition method, the resale date and the sale proceeds amount. Describe the collateral disposition process (if any), including an example timeline detailing the lag between the repossession and sale date. For each account, compute the recovery percentage and lag between the repossession and sale date.

•	Present this detailed information in a worksheet attached as an exhibit to your report.

4. Collection Methodology

•	Obtain an understanding of the cash cycle.

•	Determine how cash, check, credit card ACH and other payments are properly applied and processed. Please include in your summary a description of the time lag and risks associated with each form of payment (including ACH).

•	How are receipts identified as to customer and applied to proper accounts.

•	How are receipts completely and accurately accumulated in the underlying accounting records in the proper period?

•	How is rejected receipt data entered for processing accurately, completely and only once.

[~~Exhibit~~]B-[~~2~~]7

•	Determine how access to cash receipt processing functions and related data is properly restricted. Through discussion with Management, determine if adequate processes and controls are in place to avoid the commingling of funds.

•	Obtain a current listing of the lockbox/collection account(s) into which collections on the purchased receivables are deposited and the banks with whom such lockboxes/collection account(s) are maintained. Examine the most recent bank statement/general ledger reconciliation for the any lockbox/collection accounts receiving material amounts of collections, noting the time required to complete the reconciliation, materiality of any unreconciled variances and if it was timely approved by someone independent from the preparer.

•	Attach management-provided support to your report, as applicable, to supplement the above procedures in terms of collection accounts (e.g., a cash flows diagram).

•	For collections remitted directly to the Company’s headquarters, ask management where (bank name & account number) these in-house receipts are eventually deposited and how promptly such collections are being deposited into the bank account (e.g., are payments deposited within 2 business days?).

•	If management indicates the headquarters collections are estimated to exceed 5%, select a sample of 10 such collections from the Selected Servicer Report month and determine the period of time elapsed between their receipt and deposit to a Dedicated Account or Dedicated Lockbox.

•	For the 200 loans previously selected within the Credit File Testing, review evidence of the most recent 3 payments. Include within the testing, the type of payment, where the payment was deposited, and when the payment was posted within the servicing system.

5. Cash Applications – In Store Collections

•	Through management inquiry and review of supporting information provided, briefly document the Company’s cash collection and application process relating to in-store collections. Document the Company’s processes including deposits, tracking procedures, Judgmentally select 50 in-store cash collections from the two most recent calendar months prior to the cutoff date. Trace the cash receipts from the initial deposit in the store, through the collection account and to the payment servicing system. Note the time lag between when the payment was received in the store and deposited into a bank account and the date when the payment was applied to the account. In each case, note the time taken to apply the cash to the customer’s account in the receivable system.

6. Computer Systems & Reporting

•	Through management inquiry and review of supporting information provided, briefly document the Company’s computer systems used in servicing the receivables, including any material changes made that may have occurred during the last 12 months. Also inquire as to whether any changes are being planned and, if so, when the Company anticipates implementing such changes.

[~~Exhibit~~]B-[~~2~~]8

•	Discuss with management and document the Seller’s ability to segregate loans (and the related cash receipts) that will be sold into the proposed program.

•	Determine how sales contracts used as collateral for this loan can be identified on Company books and records.

•	Determine if the master data processing records can be marked with a legend. As applicable, obtain and include as an exhibit in your report evidence of the coding to be used to identify purchased loans on the system. Briefly describe the legend and the coding in your report.

•	Will there be a header or note on the aging indicating that the receivables are no longer owned by the Sellers?

•	Inquire of management when the Servicer last tested its disaster recovery plan, what the results were, how any issues were addressed, and when the next disaster recovery test will be conducted. Discuss with management and briefly document the procedures to ensure all systems relating to the transaction are backed up offsite.

7. Receivable Balance Reconciliation & Aging Test

•	Reconcile the cut-off pool amounts to the to the aged trial balance & the general ledger (accounting for adjustments to pre-compute loans, and recognizing the GL will likely be at the Company’s total consumer loan portfolio level rather than specific to the proposed portfolio subject to testing), and also a reconciliation between the general ledger and the Company’s audited or internal financial statements for the month of the cutoff date.

•	Obtain from management and include in your report a summary of the Aging methodology. Confirm the modification policy is properly applied and monitored. Are high APR loans rolling over?

•	From the Company selected Credit Files, select 30 loan judgmentally from among the various aging categories and determine based on payment histories if the accounts are being aged in accordance with the Company’s policies. Also perform same review as in #1. Data tape and Eligibility Testing (above) Note any accounts that may be aged in a non-conforming manner. Identify accounts that are modified or rewritten in some way and obtain the reason and the account status.

•	Obtain the Company’s most recent month end static pool analysis for default rates. Recalculate and agree to the category totals listed to supporting documentation including the Company’s general ledger, if applicable.

8. Licensing Regulations and Consumer Credit Regulations

a)	Discuss with Management the Company’s policies and procedures for ensuring compliance with regulatory lending requirements and consumer rule changes (online, audits manual checks, etc.). Include a summary of your discussion in your discussion in your report. Inquire with management regarding any regulatory audits that have been performed during the past 12 months. Review a copy of the examination results and management responses. Briefly describe the results of these procedures.

[~~Exhibit~~]B-[~~2~~]9

b)	Summarize the structure of the compliance department. Does the organizational structure include a Compliance Officer? Provide the name of the Compliance Officer and a brief description of his/her position including who the Compliance Officer reports to directly. How many staff are included in the compliance department?

c)	Does the company provide compliance training? Provide a brief description of the training program(s) including how often training is conducted and a list of compliance related topics covered (i.e. Fair and Responsible Lending, UDAP, FDCPA, OFAC, Red Flag Rule).

d)	Note if the Company maintains a Customer Complaint Department and how the Company documents and resolves such complaints. Discuss with Management consumer complaint trends/monitoring/resolution. Review historical complaint volume/trend monitoring and include a summary of this reporting, including Management responses/explanations to trends as applicable.

[~~Exhibit~~]B-[~~2~~]10

EXHIBIT C

FORM OF COMMITMENT LETTER

Reference is made to the Note Purchase Agreement, dated as of February 24, 2017 (the “Agreement”), by and among CONN’S RECEIVABLES WAREHOUSE, LLC, as issuer (the “Issuer”), CONN APPLIANCES RECEIVABLES FUNDING, LLC, as depositor (the “Depositor”), CONN APPLIANCES, INC., as servicer (the “Servicer”), and as sponsor (the “Sponsor”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as primary note purchaser (the “Primary Note Purchaser”), THE CONDUITS FROM TIME TO TIME PARTY THERETO, as Conduits (the “Conduits”), and CREDIT SUISSE AG, NEW YORK BRANCH, in its capacity as Administrative Agent (the “Administrative Agent”). Terms defined in the Agreement are used herein as defined therein.

The undersigned (the “Primary Note Purchaser”) hereby agrees as follows:

1. The Primary Note Purchaser consents and commits to fund, and shall so fund, in the amount of and [~~on~~]within the date range listed in Schedule I hereto such Note Initial Increase or Note Balance Increase, as applicable.

2. Following the execution of this Commitment Letter by the Primary Note Purchaser, an executed original hereof (together with all attachments) shall be delivered by the Primary Note Purchaser to the Administrative Agent, the Servicer, the Issuer and the Indenture Trustee. The effective date of this Commitment Letter shall be the date of execution hereof.

3. In accordance with that certain Escrow Letter dated as of [            ], 20[__], among Conn Appliances, Inc., the Depositor, Conn’s Receivables Funding 2016-B, LLC (the “2016-B Issuer”), Conn’s Receivables Warehouse, LLC, the Administrative Agent, the Primary Note Purchaser and Wells Fargo Bank, National Association, as indenture trustee (the “2016-B Trustee”) (as amended, restated, supplemented or otherwise modified from time to time, the “Escrow Letter”), the Primary Note Purchaser agrees with the Issuer that it will deposit an amount (the “Deposited Amount”) at least equal to the Redemption Price (as defined in the Escrow Letter) of the Class B Notes issued by the 2016-B Issuer into the “Collection Account” (as defined in the Escrow Letter, the “2016-B Collection Account”) no later than 4:00 p.m. New York time on [            ], 20[__]. Subject to Article III of the Agreement, the Primary Note Purchaser agrees that it shall fund the portion of its commitment listed in Schedule I hereto equal to the Deposited Amount by providing written confirmation to the 2016-B Trustee pursuant to the Escrow Letter authorizing the release of the Deposited Amount from the 2016-B Collection Account to effect the redemption of the Notes (as defined in the Indenture defined in the Escrow Letter) on [            ], 20[__].

4. The parties agree that the Primary Note Purchaser shall provide the Issuer with the names of all parties acting as Purchasers prior to the Note Initial Increase Date.

[~~Exhibit B-3-1~~]C-1

5. THIS COMMITMENT LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[~~Exhibit B~~]C-2

IN WITNESS WHEREOF, the parties hereto have caused this Commitment Letter to be duly executed as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Primary Note Purchaser and an Alternative Purchaser

By:
Name:
Title:

Acknowledged and agreed:

CONN’S RECEIVABLES WAREHOUSE, LLC, as Issuer

By:_________________________________
Name:
Title:

[~~Exhibit B~~]C-2

SCHEDULE I

PURCHASER	FUNDING DATE RANGE	[NOTE INITIAL INCREASE] [NOTE BALANCE INCREASE]	AMOUNT
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

[~~Exhibit B-3-1~~]C-1

Annex D

SECOND RECEIVABLES PURCHASE AGREEMENT

Dated as of February 24, 2017

among

CONN’S RECEIVABLES WAREHOUSE, LLC

as Purchaser,

CONN APPLIANCES RECEIVABLES FUNDING, LLC

as Seller,

CONN CREDIT I, LP,

as Original Seller

and

CONN’S RECEIVABLES WAREHOUSE TRUST

as Receivables Trust

(continued)

Exhibit A	Bill of Sale
Schedule I	Receivables Schedule
Schedule II	Offices Where Books, Records, Etc. Evidencing Receivables are Kept
Schedule III	List of Trade Names
Schedule IV	[~~2017~~]2018-PV1 Ineligible Receivables

ii

SECOND RECEIVABLES PURCHASE AGREEMENT

SECOND RECEIVABLES PURCHASE AGREEMENT dated as of February 24, 2017, by and among CONN APPLIANCES RECEIVABLES FUNDING, LLC, a Delaware limited liability company, as seller (the “Seller”), solely with respect to Section 4.2., CONN CREDIT I, LP, as original seller (the “Original Seller”), CONN’S RECEIVABLES WAREHOUSE, LLC, a Delaware limited liability company, as purchaser (the “Purchaser”) and CONN’S RECEIVABLES WAREHOUSE TRUST, a Delaware statutory trust, as receivables trust (the “Receivables Trust”).

W I T N E S S E T H:

WHEREAS, from time to time, the Seller intends to sell Receivables originated by Conn Appliances, Inc. (the “Originator”), to or at the direction of the Purchaser on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, Purchaser[ ~~is~~], as the sole beneficial owner of the Receivables Trust [~~and~~]as of the Note Initial Increase Date, desires that the Receivables and other assets sold hereunder be assigned directly by the Seller to the Receivables Trust.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Defined Terms. Capitalized terms used in this Agreement but not defined herein shall have the meanings assigned to such terms in that certain Servicing Agreement, dated as of February 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Servicing Agreement”), among the Servicer, the Issuer, the Purchaser and Wells Fargo Bank, National Association, as indenture trustee. This Agreement is the Second Receivables Purchase Agreement referred to in the Servicing Agreement. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Bill of Sale” means, with respect to each purchase of Receivables, a bill of sale substantially in the form of Exhibit A.

“Cash Purchase Price” has the meaning assigned to that term in Section 2.3(a).

“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

“Contract” means an Installment Contract related to a Receivable reflected on a Schedule of Receivables set forth on Exhibit A to a Bill of Sale.

“Date of Processing” means, with respect to any transaction, the date on which such transaction is first recorded in the Servicer’s computer files (without regard to the effective date of such recordation).

“Highest Lawful Rate” means the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received under this Agreement, under laws applicable to the Seller and the Purchaser that are presently in effect or, to the extent allowed by law, under such applicable laws that may hereafter be in effect and that allow a higher maximum nonusurious interest rate than applicable laws now allow.

“Purchase Date” has the meaning assigned to that term in Section 2.1.

“Purchase Price” has the meaning assigned to that term in Section 2.2.

“Solvent” means with respect to any Person that as of the date of determination both (A)(i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including Contingent Liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person’s then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

SECTION 1.2 Accounting and UCC Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP applied on a basis consistent with the most recent audited financial statements of the Consolidated Parent before the Note Initial Increase Date; and all terms used in Article 9 of the UCC that are used but not specifically defined herein are used herein as defined therein.

ARTICLE II

AMOUNTS AND TERMS OF THE PURCHASES

SECTION 2.1 Purchase of Receivables.

(a) From time to time, when no [~~Early Amortization~~ ]Event of Default has occurred that is continuing on such date, with the written consent of the Administrative Agent and pursuant

2

to a Bill of Sale, the Seller may sell, assign, transfer and convey directly to the Receivables Trust at the direction of the Purchaser (each such date, a “Purchase Date”), on the terms and subject to the conditions specifically set forth herein, all of its right, title and interest, in, to and under (i) all rights (but not any obligations) to, in and under each Contract, including all Receivables related thereto and all Collections received thereon after the applicable Cut-Off Date, reflected on the Schedule of Receivables set forth on Exhibit A of the related Bill of Sale, (ii) all Related Security, (iii) the First Receivables Purchase Agreement, (iv) all other property described in such Bill of Sale, (v) all products and proceeds of the foregoing, including, without limitation, insurance proceeds, and (vi) all Recoveries relating thereto.

(b) The parties to this Agreement intend that the transactions contemplated hereby shall be, and shall be treated as, a purchase by the Receivables Trust and a sale by the Seller of the Receivables and not as a lending transaction. All sales of Receivables by the Seller hereunder shall be without recourse to, or representation or warranty of any kind (express or implied) by, the Seller, except as otherwise specifically provided herein. The foregoing sale, assignment, transfer and conveyance does not constitute and is not intended to result in a creation or assumption by the Purchaser or the Receivables Trust of any obligation of the Seller or any other Person in connection with the Receivables, the Contracts or any other agreements relating thereto, including, without limitation any obligation to any Receivables Obligor.

SECTION 2.2 Purchase Price. The amount payable by the Purchaser (the “Purchase Price”) for the Receivables sold to the Receivables Trust pursuant to each Bill of Sale shall be set forth in such Bill of Sale and shall be payable by the Purchaser on behalf of the Receivables Trust.

SECTION 2.3 Payment of Purchase Price.

(a) The Purchase Price for Receivables shall be paid by a cash payment made by the Purchaser to the Seller in the amount set forth in the related Bill of Sale (the “Cash Purchase Price”) and by the increase in the value of the Seller’s equity interest in the Purchaser, and in turn the Purchaser’s equity interest in the Receivables Trust, equal to the excess of the value of such Receivables over the Cash Purchase Price.

(b) All payments hereunder shall be made not later than 2:00 p.m. (New York time) on the related Purchase Date in lawful money of the United States of America in same day funds to the bank account designated in writing by the Seller to the Purchaser.

SECTION 2.4 Returns and Refinancings. The Seller may accept a return of Merchandise for full or partial credit to, or make an adjustment (including, without limitation, any adjustment resulting from the exercise of any “12-Month Cash Option” or “18-Month Cash Option” under the Credit and Collection Policy) in, the principal amount or finance or other charges accrued or payable with respect to the related Receivable and may refinance any Receivable in connection with the purchase of additional Merchandise or for other reasons, provided that, with respect to the related Receivables, such credit, adjustment or refinancing is made in accordance with the Credit and Collection Policies.

3

SECTION 2.5 Allocations of Collections. For purposes of determining the Aggregate Receivables Principal Balance of Receivables at any time, the Purchaser and the Seller agree that the Seller shall apply all Collections on a Receivable by Receivable basis.

ARTICLE III

CONDITIONS TO PURCHASES

SECTION 3.1 Conditions Precedent to Receivables Trust’s Purchase. The obligation of the Receivables Trust to purchase, and the Purchaser to pay the Purchase Price for, each Contract and the related Receivables hereunder on the related Purchase Date is subject to the conditions precedent (any one or more of which can be waived by the Purchaser and by the Administrative Agent) that (a) the Indenture and the other Transaction Documents shall be in full force and effect and all conditions to the related advance under the Indenture and the Note Purchase Agreement shall have been satisfied or waived, (b) the Purchaser and the Administrative Agent shall have received the following, each in form and substance satisfactory to the Purchaser and the Administrative Agent and (c) the conditions set forth in clauses (iii), (iv) and (v) shall have been satisfied:

(i) a copy of duly adopted resolutions of the Seller’s general partner authorizing or ratifying the execution, delivery and performance of the Transaction Documents to which it is a party, certified by the Seller’s Secretary or Assistant Secretary;

(ii) a duly executed certificate of the Seller’s Secretary or Assistant Secretary certifying the names and true signatures of the officers authorized on behalf of the Seller to sign the Transaction Documents to which it is a party;

(iii) the Seller [~~shall~~]will have [~~filed~~]sent for filing and recorded with respect to itself and with respect to all transfers of Contracts and Receivables from its Affiliates occurring hereunder, at its own expense, UCC-1 financing statements with respect to the Contracts and related Receivables in such manner and in such jurisdictions as are necessary or desirable to perfect the Receivables Trust’s ownership interest thereof under the UCC and delivered a file-stamped copy of such UCC-1 financing statements or other evidence of such filings to the Purchaser within five Business Days of the Note Initial Increase Date; and all other action necessary or desirable, in the opinion of the Purchaser, the Administrative Agent or the Indenture Trustee, to establish the Receivables Trust’s ownership of the Contracts and related Receivables shall have been duly taken;

(iv) the Seller shall have delivered to the Administrative Agent, the Purchaser, the Receivables Trust and the Indenture Trustee the Receivables Schedule with respect to such Purchase Date;

(v) the Administrative Agent, the Purchaser and the Indenture Trustee shall have received photocopies of reports of UCC searches in the central filing office of the Originator and the Seller and any necessary local offices of the Originator and the Seller with respect to the Receivables reflecting the absence of Liens thereon, except the Liens created hereunder, Liens against the Originator in favor of Conn Credit I, [~~L.P.~~]LP , Liens pursuant to the Indenture in favor of the Indenture Trustee and Liens as to which the

4

Purchaser has received UCC termination statements or instruments executed by secured parties releasing any conflicting Liens in the Contracts, Receivables and other assets purchased pursuant to Section 2.1(a); and

(vi) the Administrative Agent, the Purchaser, the Receivables Trust and the Indenture Trustee shall have received such other approvals, documents, certificates and opinions as the Administrative Agent, Purchaser or the Indenture Trustee may request.

SECTION 3.2 Conditions Precedent to Seller’s Sale. The obligation of the Seller to make sales hereunder is subject to the conditions precedent that the Seller shall have received on or before the date of such sale the following, each (unless otherwise indicated) dated the day of such sale and in form and substance satisfactory to the Seller:

(a) a copy of duly adopted resolutions of the Purchaser authorizing this Agreement, the documents to be delivered by the Purchaser hereunder and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Purchaser; and

(b) a duly executed certificate of the Secretary or Assistant Secretary of the Purchaser certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other documents to be delivered by it hereunder.

SECTION 3.3 Effectiveness of Sale. Upon the Purchaser’s payment of the Purchase Price to the Seller in accordance with Section 2.3 with respect to any Receivables, the sale of such Receivables and the other property described in Section 2.1(a) and the related Bill of Sale shall have occurred irrespective of whether the conditions precedent in this Article III have been met; provided, notwithstanding the foregoing, nothing in this Section 3.3 shall constitute a waiver of any breach of any condition precedent in this Article III to be met or any claims or other rights, in law or in equity, arising as a result of such failure.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Representations and Warranties of the Parties. The Purchaser, the Seller and the Receivables Trust each represents and warrants as to itself, as of each Purchase Date, as follows:

(a) Each of the Seller, the Purchaser and the Receivables Trust has been duly organized and is validly existing and in good standing under the laws of the state of its organization, with full power and authority to own its properties and to conduct its business as presently conducted. Each of the Seller, the Purchaser and the Receivables Trust is duly qualified to do business and is in good standing as a foreign entity (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have an Adverse Effect on the conduct of the Seller’s, the Purchaser’s or the Receivables Trust’s business.

(b) The sale of Contracts and related Receivables pursuant to this Agreement, the performance of its obligations under this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all requisite action and will not conflict with or

5

result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to this Agreement or the other Transaction Documents) upon any of its property or assets or upon that of the Seller, the Purchaser or the Receivables Trust, pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it, the Seller, the Purchaser or the Receivables Trust is a party by which it, the Seller, the Purchaser or the Receivables Trust is bound or to which any property or assets of it, the Seller, the Purchaser or the Receivables Trust is subject, nor will such action result in any violation of the provisions of its organizational documents or of any statute or any order, rule or regulation of any federal or state court or governmental agency or body having jurisdiction over it, the Seller, the Purchaser or the Receivables Trust or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or any such regulatory authority or other such governmental agency or body is required to be obtained by or with respect to the Seller, the Purchaser or the Receivables Trust for the sale of the Contracts and related Receivables or the consummation of the transactions contemplated by this Agreement.

(c) This Agreement has been duly executed and delivered by the Seller, the Purchaser and the Receivables Trust and constitutes a valid and legally binding obligation of the Seller, the Purchaser and the Receivables Trust, respectively, enforceable against the Seller, the Purchaser and the Receivables Trust, respectively, in accordance with its terms, except that the enforceability thereof may be subject to (a) the effects of any applicable bankruptcy, insolvency, reorganization, receivership, conservatorship or other laws, regulations and administrative orders affecting the rights of creditors generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(d) There is no pending or, to its knowledge after due inquiry, threatened action or proceeding affecting it or any of its Subsidiaries before any court, governmental agency or arbitrator, that may reasonably be expected to materially and adversely affect its condition (financial or otherwise), operations, properties or prospects, or that purports to affect the legality, validity or enforceability of this Agreement. None of the transactions contemplated hereby is or is threatened to be restrained or enjoined (temporarily, preliminarily or permanently).

SECTION 4.2 Additional Representations and Reaffirmation of the Seller. The Seller [~~additionally represents and warrants~~]and the Original Seller each represent and warrant, as of each Purchase Date with respect to the Receivables sold on such Purchase Date, as follows:

(a) Sale of Receivables. The Seller is, as of the time of the transfer to the Receivables Trust of each Receivable being sold to the Receivables Trust by it hereunder on the applicable Purchase Date, the sole owner of such Receivable free from any Lien other than those released at or prior to such transfer. There is no effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office filed by or against the Originator, the Seller or any Subsidiary of the Originator or the Seller or purporting to be filed on behalf of the Originator, the Seller or any Subsidiary of the Originator or the Seller covering any interest of any kind in any Contracts and related Receivables being transferred to the Receivables Trust by it hereunder on such Purchase Date and the Originator and the Seller will not execute nor will there be on file in any public office any effective financing statement (or similar statement or instrument of registration under the laws of any jurisdiction) or

6

statements relating to such Contracts and related Receivables, except (i) Contracts and related Receivables by Conn Credit I[~~. L.P.~~] LP from the Originator, (ii) any financing statements filed in respect of and covering the purchase of such Contracts and related Receivables by the Receivables Trust and contribution to the Receivables Trust pursuant to this Agreement, (iii) any financing statements filed in respect of the security interest created pursuant to the Indenture and (iv) financing statements for which a release of Lien has been obtained or that has been assigned to the Purchaser, Receivables Trust or the Indenture Trustee. All filings and recordings (including pursuant to the UCC) required to perfect the title of the Receivables Trust in each Contract or related Receivable sold hereunder have been accomplished and are in full force and effect, or will be accomplished and in full force and effect prior to the time required in clause (iii) of Section 3.1 and the Seller shall at its expense perform all acts and execute all documents necessary or reasonably requested by the Purchaser, the Receivables Trust, the Issuer or the Indenture Trustee at any time and from time to time to evidence, perfect, maintain and enforce the title or the security interest of the Receivables Trust in the Contracts and related Receivables and the priority thereof.

(b) Accuracy of Receivables Schedule Information. As of the applicable Cut-off Date, the Receivables Schedule furnished by Seller will be in all material respects an accurate and complete listing of all the Contracts and related Receivables being transferred to the Receivables Trust and the information contained therein with respect to such Contracts and related Receivables is true and correct as of such date. All information heretofore furnished by, or on behalf of, Seller to the Purchaser or the Indenture Trustee in connection with any Transaction Document, or any transaction contemplated thereby, is true and accurate in every material respect.

(c) Contracts. With respect to each Contract being transferred to the Receivables Trust on the applicable Purchase Date, [~~the~~]each related Receivable (other than any 2018-PV1 Ineligible Receivables) is an Eligible Receivable.

(d) Reaffirmation of Representations. The Original Seller acknowledges and agrees that, pursuant to the 2016-B First Receivables Purchase Agreement, the Original Seller sold to the Seller each of the Contracts being sold by the Seller to the Receivables Trust hereunder on the Note Initial Increase Date. In connection with the Note Initial Increase, as of the Note Initial Increase Date the Original Seller hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the 2016-B First Receivables Purchase Agreement including, without limitation, its obligations with respect to returns and refinancings under Section 2.5 of the 2016-B First Receivables Purchase Agreement and its obligations to purchase repossessed Merchandise under Section 6.6 of the 2016-B First Receivables Purchase Agreement; provided that the Original Seller and Seller acknowledge and agree that any reference to in the 2016-B First Receivables Purchase Agreement to the Original Seller making a payment or deposit to the “Collection Account” shall from and after the Note Initial Increase Date refer to the Collection Account specified in Section 8.02(a)(i) of the Indenture, (b) ratifies and reaffirms each transfer and grant of security interest made by it under the 2016-B First Receivables Purchase Agreement and confirms that such liens and security interests continue to secure the obligations secured or purportedly secured under the 2016-B First Receivables Purchase Agreement, (c) represents and warrants that (1) each of the representations and warranties of the Original Seller under the 2016-B First Receivables Purchase Agreement is true and correct as of the Note Initial Increase Date, except to the extent such representations and

7

warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or in all respects, if qualified by any materiality or “Material Adverse Effect” or similar qualifier) on and as of such earlier date, and (2) the 2016-B First Receivables Purchase Agreement is in full force and effect as of the Note Initial Increase Date and, except as amended or otherwise modified hereby, has not been amended, restated, supplemented or otherwise modified on or prior to the Note Initial Increase Date, and (d) agrees that all such obligations, transfers, grants, representations and warranties described in clauses (a) through (c) above continue in full force and effect after giving effect to the Note Initial Increase and the transfer of such Contracts to the Receivables Trust hereunder. The Original Seller acknowledges that it has received a copy of the Receivables Schedule delivered to the Indenture Trustee as of the Initial Note Increase Date, and agrees that, to the extent the Original Seller at any time held an interest in any Receivable identified on such schedule, all such right, title and interest held by it was transferred pursuant to the 2016-B First Receivables Purchase Agreement irrespective of whether any bill of sale or other instrument of transfer contemplated thereunder was executed pursuant the 2016-B First Receivables Purchase Agreement, and accordingly such the Original Seller does not hold any interest in any such Receivable as of the Note Initial Increase Date.

SECTION 4.3 Additional Representations of the Seller. The Seller additionally represents and warrants, as of each Purchase Date, as follows:

(a) Location of Office and Records. The principal place of business and chief executive office of Seller is located at 4055 Technology Forest Blvd., Suite 210, The Woodlands, TX, 77381. Originals or duplicates of any incidental Records evidencing Contracts and related Receivables that may be kept by the Seller shall be kept at, and only at, said offices, and Seller will not move its principal place of business and chief executive office or permit any Records or any books evidencing the Contracts and related Receivables that it may hold in its possession to be moved unless (i) the Seller shall have given to the Administrative Agent, the Purchaser and the Indenture Trustee not less than 30 days’ prior written notice thereof, clearly describing the new location, and (ii) the Seller shall have taken such action, satisfactory to the Administrative Agent, the Purchaser and the Indenture Trustee, to maintain the title or ownership of the Receivables Trust and any security interest of, or any filing in respect of title of, the Receivables Trust, in the Receivables at all times fully perfected and in full force and effect.

(b) Trade Names. Set forth on Schedule III hereto is a complete and accurate list of the trade names of the Seller for the five-year period preceding the date of this Agreement.

(c) Financial Statements. The Seller has heretofore made available to the Purchaser, the Administrative Agent, and the Indenture Trustee copies of Consolidated Parent’s consolidated balance sheets and statements of income and changes in financial condition as of and for the fiscal years ended January 31, 2015 and January 31, 2016, audited by and accompanied by the opinion of Ernst & Young independent public accountants. Except as disclosed to the Indenture Trustee and the Administrative Agent prior to the date of this Agreement, such financial statements present fairly in all material respects the financial condition and results of operations of Consolidated Parent and its consolidated subsidiaries as of such dates and for such periods; such balance sheets and the notes thereto disclose all liabilities, direct or contingent, of the Consolidated Parent and its

8

consolidated subsidiaries as of the dates thereof required to be disclosed by GAAP and such financial statements were prepared in accordance with GAAP applied on a consistent basis. Since January 31, 2016, there has been no material adverse change in the condition (financial or otherwise), operations, properties, assets or prospects of the Seller and its Subsidiaries.

(d) No Consent. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority (other than the UCC financing statements required to be filed hereby) is or will be required in connection with execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, except such as have been made or obtained and are in full force and effect.

(e) Back-Up Servicer Can Perform. Upon the delivery by the Seller to the Back-Up Servicer, if any, of the computer tapes, disks, cassettes and related materials (in a generally acceptable readable format) relating to the administration of the Receivables, the Back-Up Servicer, if any, shall have been furnished with all materials and data necessary to permit immediate collection of the Receivables by the Back-Up Servicer, if any, without the participation of the Seller, in such collection.

(f) Security Interest of Receivables Trust. This Agreement and all related documents constitute a valid sale, transfer and assignment to the Receivables Trust of all right, title and interest in the Contracts being sold on the applicable Purchase Date and the Receivables and Related Security related thereto and the proceeds thereof. Upon the filing of the financing statements described in Section 3.1(iii), the Receivables Trust shall have a first priority perfected security interest in all of the property described in Section 2.1(a) (except to the extent such first priority perfected security interest was assigned to the Indenture Trustee pursuant to the Indenture).

(g) Solvency. The Seller is Solvent.

ARTICLE V

GENERAL COVENANTS

SECTION 5.1 Affirmative Covenants of the Seller. So long as the Purchaser or the Receivables Trust shall have any interest in any Contract and related Receivable sold hereunder, the Seller shall, unless the Administrative Agent and the Purchaser otherwise consent in writing:

(a) Financial Statements, Reports, Etc. Deliver or cause to be delivered to the Administrative Agent, the Purchaser, the Receivables Trust and the Indenture Trustee:

(i) as soon as available and in any event within 90 days after the end of each fiscal year of the Consolidated Parent, a balance sheet of the Consolidated Parent as of the end of such year and statements of income and retained earnings and of source and application of funds of the Seller for the period commencing at the end of the previous Fiscal Year and ending with the end of such year, in each case setting forth comparative figures for the previous Fiscal Year, certified without material qualification in a manner satisfactory to the Purchaser, the Administrative Agent, and the Indenture Trustee by Ernst & Young or other nationally recognized, independent public accountants, together with a certificate of such accounting firm stating that in the course of the regular audit of the business of the Seller, which audit was conducted in accordance with generally accepted auditing standards in the United States; and

9

(ii) as soon as available and in any event within 45 days after the end of each fiscal quarter, quarterly balance sheets and quarterly statements of source and application of funds and quarterly statements of income and retained earnings of the Consolidated Parent, certified by the chief financial or executive officer of the Consolidated Parent (which certification shall state that such balance sheets and statements fairly present the financial condition and results of operations for such fiscal quarter, subject to year-end audit adjustments).

For so long as Consolidated Parent is subject to the reporting requirements of Section 13(a) of the Exchange Act, its filing of the annual and quarterly reports required under the Exchange Act, on a timely basis, shall be deemed compliance with clauses (i) and (ii) of this paragraph (a).

(b) Compliance with Laws, Etc. Comply, and cause all of the Contracts related to Receivables to comply, in all material respects with all applicable laws, rules, regulations and orders applicable to the Seller and the Receivables, including, without limitation, rules and regulations relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy environmental matters, labor, taxation and ERISA, where in any such case failure to so comply could reasonably be expected to have an adverse impact on the Receivables or the amount of Collections thereunder. It will comply in all material respects with its obligations under the Contracts related to Receivables.

(c) Preservation of Existence. Preserve and maintain in all material respects its corporate existence, corporate rights (charter and statutory) and franchises.

(d) Keeping of Records and Books of Account. Maintain and implement, or cause to be maintained or implemented, administrative and operating procedures reasonably necessary or advisable for the administration of all Receivables, and, until the delivery to the Purchaser or its designee, keep and maintain, or cause to be kept and maintained, all documents, books, records and other information necessary or advisable for the administration of all Receivables.

(e) Performance and Compliance. Duly fulfill all obligations on its part to be fulfilled under or in connection with the Contracts and related Receivables, including complying with all requirements of law applicable thereto, and will do nothing to impair the right, title and interest of the Receivables Trust in the Contracts and related Receivables; provided, however, that an adjustment or compromise of a Receivable pursuant to Section 2.4 shall not be deemed to be a violation of this paragraph.

(f) Location of Records. Keep the chief executive office of the Seller located at 4055 Technology Forest Blvd., Suite 210, The Woodlands, TX, 77381, and keep originals or duplicates of any Records related to Contracts and related Receivables sold hereunder that it maintains at, and only at, said offices, and the Seller will not move its chief executive office or permit any Records and books evidencing the Contracts and related Receivables that it may maintain to be moved unless (i) the Seller shall have given to the Administrative Agent, the Purchaser, the Receivables Trust and the Indenture Trustee not fewer than 45 days’ prior written notice thereof, clearly

10

describing the new location, and (ii) the Seller shall have taken such action, satisfactory to the Administrative Agent, the Purchaser and the Indenture Trustee, to maintain the title or ownership of the Receivables Trust and any security interest of, or any filing in respect of title of, the Receivables Trust in the Contracts and related Receivables at all times fully perfected and in full force and effect. The Seller may not, in any event, move the location where it conducts any administration of the Contracts and related Receivables sold hereunder from 4055 Technology Forest Blvd., Suite 210, The Woodlands, TX, 77381, without notice to the Indenture Trustee.

(g) Insurance. Keep its insurable properties adequately insured at all times by financially sound and responsible insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies of the same or similar size in the same or similar businesses; maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it or any Subsidiary, as the case may be, in such amounts and with such deductibles as are customary with companies of the same or similar size in the same or similar businesses and in the same geographic area; and maintain such other insurance as may be required by law.

(h) Obligations and Taxes. Pay and discharge promptly when due all material obligations, all sales tax and all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become in default, as well as all material lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that it and each Subsidiary shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and for which the Seller shall have set aside on its books adequate reserves with respect thereto.

(i) Furnishing Copies, Etc. Furnish to the Administrative Agent, the Purchaser, the Receivables Trust, the Issuer and the Indenture Trustee (i) promptly after obtaining knowledge that a Receivable (other than a 2018-PV1 Ineligible Receivable) was, at the time of the Receivables Trust’s purchase thereof, not an Eligible Receivable, notice thereof; and (ii) promptly following request therefor, such other information, documents, records or reports with respect to the Receivables or the underlying Contracts or the conditions or operations, financial or otherwise, of the Seller, as the Administrative Agent, the Purchaser or the Indenture Trustee may from time to time reasonably request.

(j) Obligation to Record and Report. The Seller will treat the purchase of Contracts and related Receivables as a sale or secured financing for tax and financial accounting purposes (as required by GAAP) and as a sale for all other purposes (including, without limitation, legal and bankruptcy purposes), on all relevant books, records, tax returns, financial statements and other applicable documents.

11

(k) Continuing Compliance with the Uniform Commercial Code. At its expense perform all acts and execute all documents necessary or reasonably requested by the Administrative Agent, the Purchaser, the Receivables Trust, the Issuer or the Indenture Trustee at any time to evidence, perfect, maintain and enforce the title or the security interest of the Receivables Trust in the Contracts and related Receivables sold hereunder and the priority thereof. The Seller will execute and deliver financing statements relating to or covering the Contracts and related Receivables sold hereunder (reasonably satisfactory in form and substance to the Administrative Agent and the Purchaser) and the Seller will authorize the Purchaser and the Receivables Trust to file one or more financing statements relating to or covering the Contracts and related Receivables and the other property described in Section 2.1(a). The Seller shall, on or prior to the date that is sixty (60) days after the related Purchase Date, cause each Contract related to a Receivable to be stamped in a conspicuous place (other than with respect to Contracts the originals of which have been copied on microfilm or optically scanned and destroyed, in each case prior to such 60th day), with a legend stating that it has been sold, assigned and transferred to the Receivables Trust. The Seller shall deliver the Receivable Files related to each Contract to the Custodian; provided that while any Records evidencing Contracts and related Receivables is in custody of the Seller, the Seller will hold the same for the benefit of the Receivables Trust. The Seller will not file or authorize the filing of any effective financing statement (or similar statement or instrument of registration under the laws of any jurisdiction) or statements relating to any Contracts and related Receivables sold hereunder, except any financing statements filed or to be filed in respect of and covering the purchase of the Contracts and related Receivables (i) by the Seller pursuant to those certain purchase agreements, dated the date hereof, by and between (I) the Seller, the Receivables Trust and the Purchaser and (II) [~~Purchaser~~]the Seller and [~~Conn Credit I, L.P.~~]the 2016-B Seller, respectively, and (ii) by the Receivables Trust pursuant to this Agreement and the security interest created in favor of the Indenture Trustee pursuant to the Indenture.

(l) Proceeds of Receivables. In the event that the Seller receives any Collections in respect of Contracts and related Receivables (including, without limitation, any in-store payments) sold hereunder, use its best efforts to deposit or otherwise credit, or cause to be deposited or otherwise credited, in accordance with the procedures set forth in Section 2.02 of the Servicing Agreement.

(m) Sales Tax Refunds. Claim all amounts which may be recovered from the State of Texas or any other state as a rebate or refund of sales taxes paid with respect to Receivables which became Defaulted Receivables and pay such amounts to the Purchaser as soon as practical upon receipt from the related state refunding such amounts.

(n) Financing Statement Changes. Within 30 days after the Seller makes any change in its, name, identity or corporate structure that would make any financing statement filed in accordance with this Agreement seriously misleading within the meaning of Section 9-506 of the UCC, the Seller shall give the Administrative Agent and the Purchaser notice of any such change and shall file such financing statements or amendments to previously filed financing statements as may be necessary to continue the perfection of the interest of the Receivables Trust in the Contracts and related Receivables, the Related Security and the Receivables Files, and the proceeds of the foregoing.

(o) Insurance Premiums. The Seller shall, within sixty (60) days following the Initiation Date for any Receivable, pay to the appropriate insurance underwriters or agents writing insurance in connection with the Contracts and related Receivables sold hereunder the amount of insurance premiums financed in accordance with the Credit and Collection Policies with respect to such Receivable.

12

SECTION 5.2 Negative Covenants of the Seller. So long as the Purchaser or the Receivables Trust shall have any interest in any Contracts and related Receivables sold hereunder, the Seller shall not, unless the Administrative Agent and the Purchaser otherwise consents in writing:

(a) Liens. Sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Receivables sold hereunder, or any Contracts with respect thereto, or assign any right to receive proceeds in respect thereof except as created or imposed by this Agreement, the Indenture or the other Transaction Documents.

(b) Change in Business. Make any material change in the nature of its business as carried on at the date hereof or engage in or conduct any business or activity that is materially inconsistent with such business.

(c) Change in Payment Instructions to Receivables Obligors. Instruct the Receivables Obligors on any Receivables to make any payments with respect to such Receivables to any place other than the places specified in Section 6.1.

(d) Cause a Default. Take any action which would cause the Purchaser to be in default under the Indenture, a copy of which has been furnished to the Seller.

(e) Mergers; Sales of Assets. Sell all or substantially all of its property and assets to, or consolidate with or merge into, any other corporation, if the effect of such sale or merger would cause an Event of Default, [~~Early Amortization Event,~~ ]Unmatured Event of Default, [~~Unmatured Early Amortization Event,~~ ]Servicer Default or Unmatured Servicer Default under this Agreement or the Indenture. The Seller shall promptly provide written notice to each Rating Agency (if any Rating Agency then provides a rating on the Notes) of any such sale, consolidation or merger which would cause an Event of Default, [~~Early Amortization Event,~~ ]Unmatured Event of Default, [~~Early Amortization Event~~]Servicer Default or Unmatured Servicer Default under this Agreement or the Indenture.

(f) Accounting Changes. Make any material change (i) in accounting treatment and reporting practices except as permitted or required by GAAP, (ii) in tax reporting treatment except as permitted or required by law, (iii) in the calculation or presentation of financial and other information contained in any reports delivered hereunder, or (iv) in any financial policy of the Seller if such change could reasonably be expected to have an Adverse Effect on the Receivables or the collection thereof.

(g) Maintenance of Separate Existence. (i) Fail to do all things necessary to maintain its existence separate and apart from the Purchaser including, without limitation, maintaining appropriate books and records (including current minute books); (ii) except as required by applicable law, suffer any limitation on the authority of its own directors and officers or partners to conduct its business and affairs in accordance with their independent business judgment, or authorize or suffer any Person other than its own officers and directors or partners to act on its behalf with respect to matters (other than matters customarily delegated to others under powers of

13

attorney) for which a limited liability company’s or limited partnership’s own officers and directors or partners would customarily be responsible; (iii) fail to (A) maintain or cause to be maintained by an agent of the Seller under the Seller’s control physical possession of all its books and records, (B) maintain capitalization adequate for the conduct of its business, (C) account for and manage all of its liabilities separately from those of any other Person, including, without limitation, payment by it of all payroll and other administrative expenses and taxes from its own assets, (D) segregate and identify separately all of its assets from those of any other Person, (E) maintain employees, or pay its employees, officers and agents for services performed for the Seller or (F) allocate shared overhead fairly and reasonably; or (iv) commingle its funds with those of the Purchaser or use the Purchaser’s funds for other than the uses permitted under the Transaction Documents.

ARTICLE VI

ADMINISTRATION AND COLLECTION OF RECEIVABLES

SECTION 6.1 Collection Procedures.

(a) On or before the Note Initial Increase Date, the Seller and the Purchaser shall have established and shall maintain thereafter the system of collecting and processing Collections of Receivables in accordance with Section 2.02 of the Servicing Agreement.

(b) The Seller shall cause all in-store payments to be (i) processed as soon as possible after such payments are received by the Seller but in no event later than the Business Day after such receipt, and (ii) delivered to the Servicer or, if a Daily Payment Event has occurred, deposited in the Collection Account, no later than the second Business Day following the date of such receipt.

(c) The Seller and the Purchaser shall deliver to the Servicer or, if a Daily Payment Event has occurred, deposit into the Collection Account, all Recoveries received by it within two Business Days after the date of receipt for such Recovery.

(d) Any funds held by the Seller representing Collections of Receivables shall, until delivered to the Servicer or deposited in the Collection Account, be held in trust by the Seller on behalf of the Indenture Trustee as part of the Trust Estate.

(e) The Seller hereby irrevocably waives any right to set off against, or otherwise deduct from, any Collections.

(f) The Seller acknowledges that Seller shall not have any right, title or interest in and to any Note Account.

SECTION 6.2 Limitation on Liability of the Seller and Others. No recourse under or upon any obligation or covenant of this Agreement, or the Receivables, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, employee, agent, limited partner, officer or director, in its capacity as such, past, present or future, of the Seller or of any successor thereto, either directly or through the Seller, whether by virtue of any constitutory statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Agreement and the obligations issued hereunder

14

are solely its obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the incorporators, shareholders, employees, agents, limited partners, officers or directors, as such, of the Seller or of any successor thereto, or any of them, because of the creation of the obligations hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in the Receivables or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, employee, agent, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations or covenants contained in this Agreement or in the Receivables or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement. The Seller, the Purchaser and the Indenture Trustee and any director or officer or employee or agent of the Seller, the Purchaser or the Indenture Trustee may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

SECTION 6.3 Responsibilities of the Seller. Notwithstanding anything herein to the contrary (i) the Seller shall perform all of its obligations under the Credit and Collection Policies related to the Receivables to the same extent as if such Receivables had not been transferred to the Receivables Trust hereunder, (ii) the exercise by the Purchaser or Receivables Trust of any of its rights hereunder shall not relieve the Seller from its obligations with respect to such Receivables and (iii) except as provided by law, the Purchaser and the Receivables Trust shall not have any obligation or liability with respect to any Receivables or the underlying Contracts, nor shall the Purchaser or Receivables Trust be obligated to perform any of the obligations or duties of the Seller thereunder.

SECTION 6.4 Repossessed Merchandise. The Seller agrees to purchase Merchandise repossessed by the Purchaser or the Receivables Trust from a Receivables Obligor. The purchase price payable by the Seller will be the fair market value of such unit of repossessed Merchandise as mutually agreed upon between the Purchaser and the Seller. Additionally, if any Receivable becomes a Defaulted Receivable, the Seller agrees to return to the Purchaser the amount (up to the Receivables Principal Balance of such Receivable) of any unearned premium for credit insurance and unearned premium (which is the amount paid by Conn’s to fund the servicer agreements) for repair service agreements (unless such amount has been paid directly to the Purchaser by the applicable insurance company). Any amounts due to the Purchaser in accordance with this Section (i) shall be paid in cash by the Seller on the next Business Day following such purchase or cancellation, (ii) shall constitute Recoveries and (iii) shall be deposited in the Collection Account. The Purchaser shall be responsible for delivering repossessed Merchandise to the Seller location.

ARTICLE VII

INDEMNIFICATION

SECTION 7.1 Indemnities by the Seller. Without limiting any other rights that the Purchaser may have hereunder or under applicable law, the Seller hereby agrees to indemnify the Purchaser and the Receivables Trust (and their respective assignees) and its officers, directors, agents, trustees and employees (each an “PSA Indemnified Party”) from and against any and all claims, losses and liabilities (including, without limitation, reasonable attorneys’ fees and disbursements) (all the foregoing being collectively referred to as “PSA Indemnified Amounts”)

15

awarded against or incurred by any of them arising out of or resulting from the Seller’s failure to perform its obligations under this Agreement excluding, however, PSA Indemnified Amounts to the extent resulting from gross negligence (it being the intention of the parties that the PSA Indemnified Party shall be indemnified for its own ordinary negligence) or willful misconduct on the part of such PSA Indemnified Party. Such indemnity shall survive the execution, delivery, performance and termination of this Agreement.

ARTICLE VIII

MISCELLANEOUS

SECTION 8.1 Amendments, Etc.

(a) This Agreement may be amended from time to time by the parties hereto, with the consent of each Required Noteholder and the Administrative Agent.

(b) Prior to the execution of any amendment pursuant to this Section 8.1, the Purchaser shall provide written notification of the substance of such amendment to each Rating Agency (if any Rating Agency then provides a rating on the Notes) and promptly after the execution of any such amendment, the Issuer shall furnish a copy of such amendment to such Rating Agency (if any Rating Agency then provides a rating on the Notes).

SECTION 8.2 Notices Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, if to the Seller, at its address at 4055 Technology Forest Blvd., Suite 210, The Woodlands, TX, 77381; if to the Purchaser, at its address at 4055 Technology Forest Blvd., Suite 210, The Woodlands, TX, 77381; if to the Receivables Trust, at its address at 4055 Technology Forest Blvd., Suite 210, The Woodlands, TX, 77381; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall when mailed or telecopied be effective when deposited in the mails, or transmitted by telecopier, respectively, except that notices to the Purchaser pursuant to Article II shall not be effective until received by the Purchaser.

SECTION 8.3 No Waiver; Remedies. No failure on the part of the Purchaser or the Receivables Trust to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 8.4 Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of the Seller, the Purchaser and the Receivables Trust and their respective successors and assigns, except that the Seller shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Purchaser. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time that neither the Purchaser nor the Receivables Trust shall not have any interest in any Receivables and all obligations of the Seller hereunder shall have been paid in full; provided, however, that the indemnification provisions of Article VIII shall be continuing and shall survive any termination of this Agreement. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas without regard to the conflict of laws principles thereof.

16

SECTION 8.5 Costs, Expenses and Taxes. In addition to the rights of indemnification granted to the Purchaser and Receivables Trust under Article VIII, the Seller agrees to pay on demand all costs and expenses of the Purchaser, the Receivables Trust, the Administrative Agent, and the Indenture Trustee in connection with the preparation, execution and delivery of the Transaction Documents and the other agreements and documents to be delivered hereunder and thereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Purchaser, the Receivables Trust and the Indenture Trustee with respect thereto and with respect to advising the Purchaser, the Receivables Trust and the Indenture Trustee as to their rights and remedies under this Agreement, and all costs and expenses (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the documents to be delivered hereunder. In addition, the Seller agrees to pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents to be delivered hereunder, and agrees to hold the Purchaser and the Receivables Trust harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes and fees.

SECTION 8.6 No Bankruptcy Petition. The Seller covenants and agrees that prior to the date which is one year and one day after the date on which the Notes are no longer Outstanding, it will not institute against, or join any other Person in instituting against, the Purchaser or the Receivables Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. Each of the Receivables Trust and Purchaser covenants and agrees that prior to the date which is one year and one day after the date on which the Notes are no longer Outstanding and any indebtedness under any other Permitted ABS Transaction is no longer outstanding, it will not institute against, or join any other Person in instituting against, the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. This Section 8.6 shall survive the termination of this Agreement.

SECTION 8.7 Acknowledgment of Assignments. The Seller hereby acknowledges and consents to the assignment by the Purchaser and Receivables Trust of Contracts, Receivables, Related Assets and other property transferred hereunder, the rights of the Purchaser under this Agreement to the Receivables Trust, and by the Receivables Trust to the Indenture Trustee pursuant to the Indenture. The Seller further acknowledges that, in accordance with the terms of the Transaction Documents, the Receivables Trust and the Indenture Trustee may, under certain circumstances exercise some or all of the rights of the Purchaser hereunder and the Indenture Trustee may, under certain circumstances, exercise some or all of the rights of the Receivables Trust hereunder. The parties hereto acknowledge and agree that each of the Purchaser and the Receivables Trust and each assignee of their respective rights hereunder shall be an assignee of any rights of the Seller with respect to refunds of sales taxes.

17

SECTION 8.8 Waiver of Setoff. All payments hereunder by the Seller to the Purchaser, by the Purchaser to Seller, by the Seller to the Receivables Trust or by the Receivables Trust to the Seller shall be made without setoff, counterclaim or other defense and each of the Purchaser, the Seller and the Receivables Trust hereby waives any and all of its rights to assert any right of setoff, counterclaim or other defense to the making of a payment due hereunder to the Seller, the Purchaser or the Receivables Trust, as the case may be; provided, however; that, notwithstanding the foregoing, each of the Purchaser and Receivables Trust hereby reserves any and all of its rights to assert any such right of setoff, counterclaim or other defense against the Seller with respect to the Purchase Price of Receivables purchased from the Seller hereunder in the ordinary course of the Purchaser’s and Receivables Trust’s business.

SECTION 8.9 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

SECTION 8.10 Counterparts. This Agreement and any amendment or supplement hereto or any waiver granted in connection herewith may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

SECTION 8.11 Jurisdiction; Consent to Service of Process.

(a) The Seller, the Purchaser and the Receivables Trust hereby submit to the nonexclusive jurisdiction of any United States District Court for the Southern District of New York and of any New York state court sitting in New York, New York for purposes of all legal proceedings arising out of, or relating to, the Transaction Documents or the transactions contemplated thereby. The Seller, the Purchaser and the Receivables Trust hereby irrevocably waive, to the fullest extent possible, any objection it may now or hereafter have to the venue of any such proceeding and any claim that any such proceeding has been brought in an inconvenient forum. Nothing in this Section 8.11 shall affect the right of the Indenture Trustee or any Noteholder to bring any action or proceeding against the Seller, the Purchaser and the Receivables Trust or any of their respective property in the courts of other jurisdictions.

(b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, ANY TRANSACTION DOCUMENT OR ANY MATTER ARISING THEREUNDER.

SECTION 8.12 Third-Party Beneficiaries. Each of the Secured Parties shall be third-party beneficiaries of this Agreement.

SECTION 8.13 Confirmation of Intent. It is the express intent of the parties hereto that the sale to the Receivables Trust pursuant to Section 2.1 hereof of all of the Seller’s right, title and interest, in, to and under (i) all rights (but not any obligations) to, in and under each Contract, including all Receivables related thereto and all Collections received thereon after the applicable Cut-Off Date, reflected on the Schedule of Receivables set forth on Exhibit A of each Bill of Sale, (ii) all Related Security, (iii) the First Receivables Purchase Agreement, (iv) all other property described in the related Bill of Sale, (v) all products and proceeds of the foregoing, including,

18

without limitation, insurance proceeds, and (vi) all Recoveries relating thereto, in each case shall be treated under applicable state law and Federal bankruptcy law as a sale by the Seller to the Receivables Trust. However, if it is determined contrary to the express intent of the parties that the transfer is not a sale and that all or any portion of the assets described in Section 2.1(a) continue to be property of the Seller, then the Seller hereby grants to the Receivables Trust a security interest in all of the Seller’s right, title and interest in, to and under all such assets, whether now owned or existing or hereafter arising or acquired, to secure the Seller’s obligations under this Agreement, and this Agreement shall constitute a security agreement under applicable law. The Seller, the Purchaser and the Receivables Trust shall, to the extent consistent with the Transaction Documents, take such action as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets described in Section 2.1(a), such interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the terms of this Agreement and the Indenture.

SECTION 8.14 Section and Paragraph Headings. Section and paragraph headings used in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 8.15 Interest. Without limitation to the express intent of the parties set forth in the first sentence of Section 8.13, if the sales contemplated under this Agreement are ever determined to constitute financing arrangements, the parties hereto intend that Purchaser shall conform strictly to usury laws applicable to it, if any. Accordingly, if the transactions contemplated hereby would be usurious under applicable law, if any, then, in that event, notwithstanding anything to the contrary in this Agreement or any other agreement entered into in connection with this Agreement, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by Purchaser under this Agreement or under any other agreement entered into in connection with this Agreement shall under no circumstances exceed the Highest Lawful Rate and any excess shall be canceled automatically and, if theretofore paid, shall at the option of Purchaser be applied on the principal amount due Purchaser or refunded by Purchaser to the Seller and (ii) in the event that the maturity of any amount due is accelerated or in the event of any prepayment or repurchase, then such consideration that constitutes interest under law applicable to Purchaser, may never include more than the Highest Lawful Rate and excess interest, if any, to Purchaser, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration, prepayment or repurchase and, of theretofore paid, shall, at the option of Purchaser be credited by Purchaser on the principal amount due to Purchaser or refunded by Purchaser to the Seller. All sums paid or agreed to be paid to Purchaser for the use, forbearance or detention of sums due hereunder shall, to the extent permitted under applicable law, be amortized, prorated, allocated and spread throughout the full term of the payments until payment in full so that the rate or amount of interest or account of such payments does not exceed the applicable usury ceiling.

SECTION 8.16 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust, National Association (“WTNA”), not individually or personally but solely as Receivables Trust Trustee of the Purchaser, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Purchaser is made and

19

intended not as personal representations, undertakings and agreements by WTNA but is made and intended for the purpose of binding only the Purchaser, (c) nothing herein contained shall be construed as creating any liability on WTNA, individually or personally, to perform any covenant either expressed or implied contained herein of the Purchaser, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WTNA has made no investigation as to the accuracy or completeness of any representations and warranties made by the Purchaser in this Agreement and (e) under no circumstances shall WTNA be personally liable for the payment of any indebtedness or expenses of the Purchaser or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Purchaser under this Agreement or any other related documents.

SECTION 8.17 Effectiveness of Agreement. Notwithstanding anything to the contrary herein, this Agreement, including each grant of security interest hereunder and the representations, warranties, covenants and other obligations of the Seller, the Purchaser and the Receivables Trust [~~shall become~~]became effective on August 8, 2017.

[signature page follows]

20

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CONN’S RECEIVABLES WAREHOUSE TRUST,
as Receivables Trust

By: Wilmington Trust, National Association, not in its individual capacity but solely as Receivables Trust Trustee

By:
Name:
Title:

CONN’S RECEIVABLES WAREHOUSE, LLC, as Purchaser

By:
Name:
Title:

CONN APPLIANCES RECEIVABLES FUNDING, LLC, as Seller

By:
Name:
Title:

Second Receivables Purchase Agreement Signature Page

Solely with respect to Section 4.2.

CONN CREDIT I, LP, as Original Seller

By:
Name:
Title:

Second Receivables Purchase Agreement Signature Page

EXHIBIT A

BILL OF SALE

EFFECTIVE AS OF [            ] [        ], 20[        ] (the “Effective Date”), FOR VALUE RECEIVED, CONN APPLIANCES RECEIVABLES FUNDING, LLC (the “Seller”), pursuant to the terms and conditions of the Second Receivables Purchase Agreement, dated as of February 24, 2017 (as heretofore amended, the “Second Receivables Purchase Agreement”), by and among the Seller, CONN’S RECEIVABLES WAREHOUSE TRUST (the “Receivables Trust”) and CONN’S RECEIVABLES WAREHOUSE, LLC (the “Purchaser”), does hereby grant a security interest, sell, assign, transfer and convey, at the direction of the Purchaser, directly to the Receivables Trust, all of its right, title and interest in, to and under the following:

1. All rights (but not any obligations) to, in and under each Contract, including all Receivables related thereto and all Collections received thereon after the applicable Cut-Off Date, reflected on the Schedule of Receivables set forth on Exhibit A hereto, including the 2018-PV1 Ineligible Receivables set forth in Schedule 1 thereto;

2. All Related Security;

3. The 2016-B First Receivables Purchase Agreement;

4. The 2016-B Assignment of Assets, dated as of February 15, 2018, among Conn’s Receivables 2016-B Trust, Conn’s Receivables Funding 2016-B, LLC and the Seller;

5. All products and proceeds of the foregoing, including, without limitation, insurance proceeds; and

[~~5.~~]6. All Recoveries relating thereto.

TO HAVE AND TO HOLD the same unto the Purchaser and the Receivables Trust, their successors and assigns, forever. The Cut-Off Date for the Receivables is [~~[            ] [        ], 20[        ].~~]January 31, 2018.

This Bill of Sale is made pursuant to and is subject to the terms and provisions of the Second Receivables Purchase Agreement. Any capitalized terms used but not defined in this Bill of Sale shall have the respective meanings assigned to them, or incorporated into, the Second Receivables Purchase Agreement.

It is expressly understood and agreed by the parties hereto that (a) this Bill of Sale is executed and delivered by Wilmington Trust, National Association (“WTNA”), not individually or personally but solely as Receivables Trust Trustee of the Receivables Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Receivables Trust is made and intended not as personal representations, undertakings and agreements by WTNA but is made and intended for the purpose of binding only the Receivables Trust, (c) nothing herein contained shall be construed as creating any liability on WTNA, individually or personally, to perform any covenant either expressed or implied contained herein of the Receivables Trust, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties

Bill of Sale: Exhibit A

hereto, (d) WTNA has made no investigation as to the accuracy or completeness of any representations and warranties made by the Receivables Trust in this Bill of Sale and (e) under no circumstances shall WTNA be personally liable for the payment of any indebtedness or expenses of the Receivables Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Receivables Trust under this Bill of Sale or any other related documents.

IN WITNESS WHEREOF, the Receivables Trust, the Seller and the Purchaser have caused this instrument to be executed by one of its officers duly authorized to be effective as of the date first above written.

CONN’S RECEIVABLES WAREHOUSE TRUST,
as Receivables Trust

By: Wilmington Trust, National Association, not in its individual capacity but solely as Receivables Trust Trustee

By:
Name:
Title:

CONN’S RECEIVABLES WAREHOUSE, LLC, as Purchaser

By:
Name:
Title:

CONN APPLIANCES RECEIVABLES FUNDING, LLC, as Seller

By:
Name:
Title:

EXHIBIT A

SCHEDULE OF RECEIVABLES

Bill of Sale: Exhibit A

Schedule 1

2018-PV1 Ineligible Receivables

Bill of Sale: Schedule [~~I~~]1

SCHEDULE I

RECEIVABLES SCHEDULE

[Attached as Exhibit A to the Bill of Sale]

Schedule I

SCHEDULE II

OFFICES WHERE BOOKS, RECORDS, ETC.

EVIDENCING RECEIVABLES ARE KEPT

4055 Technology Forest Blvd.

Suite 210, The Woodlands, TX, 77381

Schedule II

SCHEDULE III

LIST OF TRADE NAMES

CONN’S APPLIANCES RECEIVABLES FUNDING, LLC

Schedule III

SCHEDULE IV

2018-PV1 INELIGIBLE RECEIVABLES

[Attached as Schedule 1 to Exhibit A to the Bill of Sale]

Schedule IV